                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-21482
                                    ---------------------------------------

                          SunAmerica Specialty Series
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

            Harborside 5, 185 Hudson Street, Jersey City, NJ 07311
--------------------------------------------------------------------------------
    (Address of principal executive offices)                    (Zip code)

                                 John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management, LLC
                                 Harborside 5,
                              185 Hudson Street,
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:    (201) 324-6414
                                                      ------------------------

Date of fiscal year end:   October 31
                          ------------------------

Date of reporting period:        October 31, 2019
                               ------------------------

Item 1. Reports to Stockholders

        2019 ANNUAL REPORT

                          SUNAMERICA SPECIALTY SERIES


Commodity Strategy Fund
ESG Dividend Fund
Focused Alpha Large-Cap Fund
Focused Growth Fund
Income Explorer Fund
Small-Cap Fund




                                    [GRAPHIC]



     Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

     If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a Fund electronically by calling 800-858-8850 or contacting your financial intermediary directly.

     You may elect to receive all future reports in paper free of charge. If your account is held directly at the Fund, you can inform the Fund that you wish to receive paper copies of reports by calling 800-858-8850. If your account is held through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive paper will apply to all AIG Funds in which you are invested and may apply to all funds held with your financial intermediary.

[LOGO]

                        TABLE OF CONTENTS


      A MESSAGE FROM THE PRESIDENT................................      2
      EXPENSE EXAMPLE.............................................      5
      STATEMENT OF ASSETS AND LIABILITIES.........................      7
      STATEMENT OF OPERATIONS.....................................      9
      STATEMENT OF CHANGES IN NET ASSETS..........................     11
      FINANCIAL HIGHLIGHTS........................................     13
      PORTFOLIO OF INVESTMENTS....................................     19
      NOTES TO FINANCIAL STATEMENTS...............................     66
      REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....     91
      APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT
      AGREEMENTS AND SUBADVISORY AGREEMENTS.......................     92
      TRUSTEE AND OFFICER INFORMATION.............................     98
      SHAREHOLDER TAX INFORMATION.................................    100
      COMPARISONS: FUNDS VS. INDICES..............................    101

        A MESSAGE FROM THE PRESIDENT -- (UNAUDITED)

Dear Shareholders:

We are pleased to present this annual update for SunAmerica Specialty Series (the "Specialty Series"), including AIG Commodity Strategy Fund, AIG ESG Dividend Fund, AIG Focused Alpha Large-Cap Fund, AIG Focused Growth Fund, AIG Income Explorer Fund and AIG Small-Cap Fund (the "Funds"), covering the 12-month period ended October 31, 2019.

From a broad perspective, the 12 months ended October 31, 2019 was a period wherein both global equity markets and global fixed income markets overall posted sizable positive gains, while commodities generated negative absolute returns, all amid volatility-inducing headlines involving shifting central bank monetary policies, slowing global economic growth, persistent trade tensions and geopolitical hotspots.

Following a challenging October 2018, global equities enjoyed a brief reprieve as the annual period began in November 2018 on dovish+ comments from U.S. Federal Reserve (the "Fed") Chair Powell and seemingly encouraging progress toward China-U.S. trade talks. However, the relief rally proved short-lived, with global equities plunging in December on renewed concerns about slowing global economic growth. During the fourth quarter of 2018, U.S. equities suffered their largest quarterly loss since 2011. European equities ended the quarter lower on concerns about budget negotiations between Italy and the European Union, protests in France, Brexit++ risks and trade developments. Pacific Basin equity markets ended the calendar year on a disappointing note, with Japanese equities underperforming the region by a substantial margin, as increased global economic growth risks weighed on Japan's export-dependent economy. On the monetary policy front, the U.S. Fed raised its interest rates by 25 basis points+++ in December to the highest level in a decade. The European Central Bank (ECB) concluded its asset-purchase program but announced it would continue its reinvestment policy for an extended period of time.

During the first ten months of 2019, global equity markets recovered from the widespread volatility seen at the end of 2018, buoyed by seemingly productive trade negotiations between the U.S. and China and by dovish rhetoric and policy actions from the major central banks. Year-to-date through October 31, 2019, the broad equity markets of the U.S., Europe and the Pacific Basin, including Japan, each posted a double-digit gain. The ECB surprised markets by pushing back interest rate increases, slashing its economic growth forecast and announcing an extended liquidity policy. The Fed cut U.S. interest rates in July, September and October - its first cuts since 2008 - in an effort to extend the U.S. economic expansion amid a slowdown in growth and ongoing trade uncertainty. In October, the U.S. and China made what appeared to be substantial progress toward a trade agreement. In Europe, Brexit remained a major concern but the risk of a no-deal departure from the European Union declined after a draft deal was agreed upon in October 2019, though the U.K. Parliament delayed its vote by three months. Other key concerns included persistently sluggish global economic growth and antigovernment protests in Hong Kong, which took a significant toll on its economy.

During the annual period overall, developed market equities, as measured by the MSCI World Index,/*/ modestly outperformed emerging market equities, as measured by the MSCI Emerging Markets Index./*/ Among the developed markets, U.S. equities, as measured by the S&P 500 Index,/*/ outperformed non-U.S. equities, as measured by the MSCI EAFE Index./*/ Within the U.S. equity market, large-cap stocks performed best, followed closely by mid-cap stocks and then, at some distance, by small-cap stocks. Growth stocks significantly outpaced valued stocks across the capitalization spectrum.

The broad global fixed income market similarly posted solid gains for the annual period, as trade uncertainties, slowing economic growth concerns and dovish pivots by most major central banks supported a consistent decline in global government bond yields through September 2019 before edging up in October. For the annual period as a whole, U.S. investment grade corporate bonds and emerging markets debt performed best, followed by commercial mortgage-backed securities and U.S. Treasuries. U.S. high yield corporate bonds, mortgage-backed securities and asset-backed securities posted positive returns but underperformed U.S. Treasuries.

Commodities were volatile during the annual period. The asset class declined at the end of 2018 amid a sharp correction in energy and then realized one of their best quarterly performances in a decade in the first quarter of 2019 on improved supply and demand fundamentals and more optimistic global trade sentiment. Commodities then declined during the second and third quarters of 2019 before gaining again in October 2019. Much of this volatility can be attributed to oil prices. After dropping significantly during the fourth quarter of 2018, oil prices rose slowly through the remainder of the annual period, only to skyrocket in September amid a coordinated drone attack on numerous Saudi oil facilities. In October, oil gained on falling U.S. rig counts and a shut-in of a British oil field. While energy was the weakest commodity sector, tariffs led agriculture and livestock to also post negative returns for the annual period. Industrial metals eked out a modest gain but were pressured by trade tensions. Precious metals was the strongest commodity sector for the annual period as investors digested more accommodative monetary policy, weaker economic data and uncertainty around U.S. and China trade relations.

On the following pages, you will find the financial statements and portfolio information for each of the Funds for the annual period ended October 31, 2019. You will also find a comprehensive review of the portfolios' performance and management strategies over the same annual period.

Thank you for being a part of the Specialty Series Funds. We value your ongoing confidence in us and look forward to serving your investment needs in the future. As always, if you have any questions regarding your investments, please contact your financial advisor or get in touch with us directly at 800-858-8850 or via our website at www.aig.com/funds.

Sincerely,

/s/ Sharon French

Sharon French
President & CEO
SunAmerica Asset Management, LLC
--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION AND ASSET ALLOCATION DO NOT GUARANTEE A PROFIT NOR PROTECT AGAINST A LOSS.

+  Dovish language tends to suggest lower interest rates; opposite of hawkish.

++ Brexit indicates the U.K.'s path out of the European Union.

+++A basis point is 1/100/th/ of a percentage point.

* The MSCI WORLD INDEX is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of 23 developed markets. The MSCI EMERGING MARKETS INDEX is a free float-adjusted market capitalization index that is designed to measure equity market performance of 26 emerging markets. The S&P 500 INDEX is an unmanaged, weighted index of 500 large company stocks that is widely-recognized as representative of the performance of the U.S. stock market. The MSCI EAFE (EUROPE, AUSTRALASIA, FAR EAST) INDEX is a free float-adjusted market capitalization index that is designed to measure the equity market performance of 21 developed markets, excluding the US & Canada. Indices are not managed and an investor cannot invest directly into an index.

The AIG Commodity Strategy Fund is not a complete investment program and should not be an investor's sole investment because its performance is linked to the performance of highly volatile commodities. Investors should consider buying shares of the AIG Commodity Strategy Fund only as part of an overall portfolio strategy that includes other asset classes, such as fixed income and equity investments. Investors in the AIG Commodity Strategy Fund should be willing to assume greater risks of potentially significant short-term share price fluctuation because of the AIG Commodity Strategy Fund's investments in commodity-linked derivative instruments.
The risks associated with the use of futures contracts by the AIG Commodity Strategy Fund include the risk that: (i) changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset; (ii) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts; and (iii) if the Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. Forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Investments that provide exposure to foreign markets involve special risks, such as currency fluctuations, differing financial reporting and regulatory standards, and economic and political instability. These risks are highlighted when the issuer is in an emerging market. Fixed income securities and currency and fixed income futures are subject to changes in their value when prevailing interest rates change. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from futures instruments that are tied to foreign instruments or currencies. The Fund also has exposure to the commodities markets, which may subject it to greater volatility than investments in traditional securities. The AIG Commodity Strategy Fund expects to invest a significant portion of its assets in repurchase agreements collateralized by the U.S. government and its agencies, and may also invest in other high-quality, short-term securities ("money market instruments"). The primary purpose of the repurchase agreements and other money market instruments held by the Fund will be to serve as collateral for the futures instruments. The Fund's investments in repurchase agreements involve certain risks involving the default or insolvency of the seller and counterparty risk (i.e., the risk that the counterparty will not perform its obligations). The Fund's returns are expected to be derived principally from changes in the value of the assets underlying the futures instruments held by the Fund. Active trading of the Fund's portfolio may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund and which will affect the Fund's performance. Active trading may also result in increased tax liability for Fund shareholders. Investors should note that the ability of the subadviser to successfully implement the Fund's strategies, including the proprietary investment processes used by the subadviser, will influence the performance of the Fund significantly.
Focused funds are less diversified than typical mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have fewer resources and a greater risk of business failure than do large companies.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2019 -- (UNAUDITED)

DISCLOSURE OF FUND EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a Fund (each a "Fund" and collectively, the "Funds") in the SunAmerica Specialty Series (the "Trust"), you may incur two types of costs:
(1) transaction costs, including applicable sales charges (loads) on purchase payments and contingent deferred sales charges and (2) ongoing costs, including management fees; distribution and account maintenance fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at May 1, 2019 and held until October 31, 2019.

ACTUAL EXPENSES

The "Actual" section of the table provides information about your actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended October 31, 2019" to estimate the expenses you paid on your account during this period. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2019" column would have been higher and the "Ending Account Value" column would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. For shareholder accounts in classes other than Class W, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended October 31, 2019" column and the "Annualized Expense Ratio" column do not include administrative or other fees that may apply to qualified retirement plan accounts and accounts held through financial institutions. See the Funds' prospectuses, your retirement plan document and/or materials from your financial advisers for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended October 31, 2019" column would have been higher and the "Ending Account Value" column would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges; small account fees and administrative fees, if applicable, to your account. Please refer to the Funds' prospectus, your retirement plan document and/or materials from your financial adviser, for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

        SUNAMERICA SPECIALTY SERIES
        EXPENSE EXAMPLE -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)


                                       ACTUAL                                            HYPOTHETICAL
                   ----------------------------------------------- --------------------------------------------------------
                                                                                 ENDING ACCOUNT
                                  ENDING ACCOUNT   EXPENSES PAID                  VALUE USING A   EXPENSES PAID
                     BEGINNING     VALUE USING       DURING THE      BEGINNING   HYPOTHETICAL 5%    DURING THE
                   ACCOUNT VALUE ACTUAL RETURN AT SIX MONTHS ENDED ACCOUNT VALUE  ANNUAL RETURN  SIX MONTHS ENDED ANNUALIZED
                     AT MAY 1,     OCTOBER 31,      OCTOBER 31,      AT MAY 1,   AT OCTOBER 31,    OCTOBER 31,     EXPENSE
                       2019            2019            2019*           2019           2019            2019*         RATIO*
                   ------------- ---------------- ---------------- ------------- --------------- ---------------- ----------
AIG COMMODITY
 STRATEGY FUND@
 Class A#.........   $1,000.00      $  984.89          $ 8.61        $1,000.00      $1,016.53         $ 8.74         1.72%
 Class C#.........   $1,000.00      $  980.98          $11.83        $1,000.00      $1,013.26         $12.03         2.37%
 Class W#.........   $1,000.00      $  985.10          $ 7.61        $1,000.00      $1,017.54         $ 7.73         1.52%
AIG ESG DIVIDEND
 FUND
 Class A#.........   $1,000.00      $  991.64          $ 5.67        $1,000.00      $1,019.51         $ 5.75         1.13%
 Class C#.........   $1,000.00      $  989.05          $ 8.92        $1,000.00      $1,016.23         $ 9.05         1.78%
 Class W#.........   $1,000.00      $  992.75          $ 4.67        $1,000.00      $1,020.52         $ 4.74         0.93%
AIG FOCUSED ALPHA
 LARGE-CAP FUND
 Class A..........   $1,000.00      $  987.21          $ 8.16        $1,000.00      $1,016.99         $ 8.29         1.63%
 Class C..........   $1,000.00      $  984.11          $11.20        $1,000.00      $1,013.91         $11.37         2.24%
 Class W#.........   $1,000.00      $  987.76          $ 7.62        $1,000.00      $1,017.54         $ 7.73         1.52%
AIG FOCUSED
 GROWTH FUND
 Class A#.........   $1,000.00      $  941.26          $ 5.53        $1,000.00      $1,019.51         $ 5.75         1.13%
 Class C#.........   $1,000.00      $  937.67          $ 8.69        $1,000.00      $1,016.23         $ 9.05         1.78%
 Class W#.........   $1,000.00      $  942.09          $ 4.55        $1,000.00      $1,020.52         $ 4.74         0.93%
AIG INCOME
 EXPLORER FUND
 Class A#.........   $1,000.00      $1,053.46          $ 8.90        $1,000.00      $1,016.53         $ 8.74         1.72%
 Class C#.........   $1,000.00      $1,050.12          $12.25        $1,000.00      $1,013.26         $12.03         2.37%
 Class W#.........   $1,000.00      $1,054.45          $ 7.87        $1,000.00      $1,017.54         $ 7.73         1.52%
AIG SMALL-CAP FUND
 Class A#.........   $1,000.00      $  950.78          $ 6.15        $1,000.00      $1,018.90         $ 6.36         1.25%
 Class C#.........   $1,000.00      $  947.97          $ 9.33        $1,000.00      $1,015.63         $ 9.65         1.90%
 Class W#.........   $1,000.00      $  951.40          $ 5.16        $1,000.00      $1,019.91         $ 5.35         1.05%

--------
* Expenses are equal to each Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days then divided by 365 days (to reflect the one-half year period).
   These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your Prospectus, your retirement plan document and/or materials from your financial adviser, for more information.
# During the stated period, the investment adviser either waived a portion of or all of the fees and assumed a portion of or all expenses for the Funds or through recoupment provisions, recovered a portion of or all fees and expenses waived or reimbursed in the previous two fiscal years. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2019" and the "Annualized Expense Ratio" would have been higher. If these fees and expenses had not been recouped, the "Actual/Hypothetical Ending Account Value" would have been higher and the "Actual/Hypothetical Expenses Paid During the Six Months Ended October 31, 2019" and the "Annualized Expense Ratio" would have been lower.
@  Consolidated (see Note 2 to Notes to Financial Statements)

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2019

                                                                                    AIG
                                                            AIG        AIG        FOCUSED        AIG         AIG
                                                         COMMODITY     ESG         ALPHA       FOCUSED      INCOME        AIG
                                                         STRATEGY    DIVIDEND    LARGE-CAP     GROWTH      EXPLORER    SMALL-CAP
                                                           FUND#       FUND        FUND        FUND**        FUND        FUND
                                                        ----------- ----------- ------------ ------------ ----------- -----------
ASSETS:
Investments at value (unaffiliated)*................... $16,899,044 $30,307,466 $620,854,274 $541,952,521 $42,529,680 $45,047,429
Repurchase agreements (cost approximates value)........  16,100,000     552,000           --           --          --     252,000
Cash...................................................       7,731         772    4,995,547    3,958,766     448,251       1,110
Foreign cash*..........................................          --          --           --           --     131,076          --
Receivable for:
 Shares of beneficial interest sold....................      45,767     151,700      240,620      122,179      62,419      53,502
 Dividends and interest................................      22,934      73,260      729,250      239,141     243,015      11,961
 Investments sold......................................          --          --    6,625,933      233,931     234,595     664,175
Investments sold on an extended settlement basis.......          --          --           --           --     257,081          --
Receipts on swap contracts.............................     223,048          --           --           --          --          --
Prepaid expenses and other assets......................       5,655       1,546       18,170       26,515       5,587       5,848
Cash collateral for futures contracts..................     120,340          --           --           --          --          --
Due from broker........................................     158,000          --           --           --          --      23,215
Due from investment adviser for expense
 reimbursements/fee waivers............................      28,265      39,567           --      474,677      73,533      64,326
Variation margin on futures contracts..................      88,782          --           --           --          --          --
Unrealized appreciation on forward foreign currency
 contracts.............................................          --          --           --           --         344          --
Unrealized appreciation on swap contracts..............      48,409          --           --           --          --          --
                                                        ----------- ----------- ------------ ------------ ----------- -----------
 Total assets..........................................  33,747,975  31,126,311  633,463,794  547,007,730  43,985,581  46,123,566
                                                        ----------- ----------- ------------ ------------ ----------- -----------
LIABILITIES:
Payable for:
 Shares of beneficial interest redeemed................      50,400      25,944      800,758      534,073     174,341      81,953
 Investments purchased.................................     603,389          --    3,748,741           --      42,121     285,149
 Investments purchased on an extended settlement basis.          --          --           --           --     102,521          50
 Investment advisory and management fees...............      22,423      19,335      529,689      461,900      36,801      38,374
 Distribution and account maintenance fees.............      10,014       8,101      200,571      182,301      14,104      13,845
 Transfer agent fees and expenses......................       7,121       6,191      132,523      124,325       8,856       9,633
 Trustees' fees and expenses...........................         158         141        2,977        2,840         220         259
 Other accrued expenses................................     215,812      93,053      178,806       16,798     123,462     130,613
 Line of credit........................................          --          --      100,000      275,000          --          --
 Due to investment adviser from expense recoupment.....          --          --        3,406           --          --          --
 Call and put options written, at value@...............      21,845          --           --           --          --          --
Variation margin on futures contracts..................     208,899          --           --           --          --       2,750
Unrealized depreciation on forward foreign currency
 contracts.............................................          --          --           --           --      10,541          --
Due to broker..........................................          --          --           --           --          --      23,193
                                                        ----------- ----------- ------------ ------------ ----------- -----------
 Total liabilities.....................................   1,140,061     152,765    5,697,471    1,597,237     512,967     585,819
                                                        ----------- ----------- ------------ ------------ ----------- -----------
NET ASSETS............................................. $32,607,914 $30,973,546 $627,766,323 $545,410,493 $43,472,614 $45,537,747
                                                        =========== =========== ============ ============ =========== ===========

--------
#  Consolidated (see Note 2)
** See Note 1

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF ASSETS AND LIABILITIES -- OCTOBER 31, 2019 -- (CONTINUED)

                                                                                 AIG
                                                        AIG         AIG        FOCUSED        AIG          AIG
                                                     COMMODITY      ESG         ALPHA       FOCUSED       INCOME        AIG
                                                     STRATEGY     DIVIDEND    LARGE-CAP     GROWTH       EXPLORER    SMALL-CAP
                                                       FUND#        FUND        FUND        FUND**         FUND        FUND
                                                   ------------  ----------- ------------ ------------ -----------  -----------
NET ASSETS REPRESENTED BY:
Paid-in capital................................... $128,098,778  $30,464,692 $456,549,464 $388,900,433 $43,533,290  $42,331,321
Total accumulated earnings (loss).................  (95,490,864)     508,854  171,216,859  156,510,060     (60,676)   3,206,426
                                                   ------------  ----------- ------------ ------------ -----------  -----------
Net assets........................................ $ 32,607,914  $30,973,546 $627,766,323 $545,410,493 $43,472,614  $45,537,747
                                                   ============  =========== ============ ============ ===========  ===========
*Cost
 Investments (unaffiliated)....................... $ 17,041,101  $29,697,011 $513,709,098 $436,860,700 $41,975,518  $42,543,127
                                                   ============  =========== ============ ============ ===========  ===========
 Foreign cash..................................... $         --  $        -- $         -- $         -- $   127,743  $        --
                                                   ============  =========== ============ ============ ===========  ===========
@Premiums received on options written............. $     18,316  $        -- $         -- $         -- $        --  $        --
                                                   ============  =========== ============ ============ ===========  ===========

CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $ 29,938,336  $20,873,950 $570,080,510 $445,683,404 $35,511,711  $37,068,940
Shares of beneficial interest issued and
 outstanding......................................    4,592,486    1,394,985   19,959,265   17,493,456   2,277,548    2,257,725
Net asset value and redemption price per share
 (excluding any applicable contingent deferred
 sales charge).................................... $       6.52  $     14.96 $      28.56 $      25.48 $     15.59  $     16.42
Maximum sales charge (5.75% of offering price)....         0.40         0.91         1.74         1.55        0.95         1.00
                                                   ------------  ----------- ------------ ------------ -----------  -----------
Maximum offering price to public.................. $       6.92  $     15.87 $      30.30 $      27.03 $     16.54  $     17.42
                                                   ============  =========== ============ ============ ===========  ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $  1,051,173  $ 1,019,117 $ 34,632,103 $ 52,219,125 $ 3,595,289  $ 2,550,745
Shares of beneficial interest issued and
 outstanding......................................      169,723       68,229    1,300,480    2,210,486     231,004      162,796
Net asset value, offering and redemption price
 per share (excluding any applicable contingent
 deferred sales charge)........................... $       6.19  $     14.94 $      26.63 $      23.62 $     15.56  $     15.67
                                                   ============  =========== ============ ============ ===========  ===========
CLASS W (UNLIMITED SHARES AUTHORIZED):
Net assets........................................ $  1,618,405  $ 9,080,479 $ 23,053,710 $ 47,507,964 $ 4,365,614  $ 5,918,062
Shares of beneficial interest issued and
 outstanding......................................      244,710      606,496      793,181    1,825,322     279,976      355,611
Net asset value, offering and redemption price
 per share........................................ $       6.61  $     14.97 $      29.06 $      26.03 $     15.59  $     16.64
                                                   ============  =========== ============ ============ ===========  ===========

--------
#  Consolidated (see Note 2)
** See Note 1

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED OCTOBER 31, 2019

                                                                                   AIG
                                                            AIG        AIG       FOCUSED        AIG         AIG
                                                         COMMODITY     ESG        ALPHA       FOCUSED      INCOME        AIG
                                                         STRATEGY    DIVIDEND   LARGE-CAP     GROWTH      EXPLORER    SMALL-CAP
                                                           FUND#       FUND       FUND        FUND**        FUND        FUND
                                                         ---------  ---------  -----------  -----------  ----------  ----------
INVESTMENT INCOME:
Dividends (unaffiliated)................................ $      --  $ 970,657  $10,230,795  $ 3,941,251  $2,362,081  $  454,400
Interest (unaffiliated).................................   758,784      2,454           --           --     573,751       9,712
                                                         ---------  ---------  -----------  -----------  ----------  ----------
   Total investment income*.............................   758,784    973,111   10,230,795    3,941,251   2,935,832     464,112
                                                         ---------  ---------  -----------  -----------  ----------  ----------
EXPENSES:
 Investment advisory and management fees................   403,041    217,130    6,254,988    5,934,776     474,733     546,658
 Distribution and account maintenance fees:
   Class A..............................................   105,672     68,344    1,917,157    1,614,180     130,964     153,578
   Class C..............................................    14,960      5,092      338,018      601,838      38,288      31,460
 Service fees:
   Class W..............................................     2,229      9,497       29,682       92,934       8,636      10,393
 Transfer agent fees and expenses:
   Class A..............................................    72,660     49,328    1,359,085    1,172,182      86,209     103,952
   Class C..............................................     4,714      2,913       87,695      141,925      10,257       9,043
   Class W..............................................     4,305     14,916       47,091      137,975      13,908      16,615
 Registration fees:
   Class A..............................................    21,400     25,487       33,373       40,284      21,339      21,782
   Class C..............................................    12,913     12,774       14,980       18,594      12,976      13,062
   Class W..............................................    12,921     13,632       12,981       20,877      14,372      19,327
 Custodian and accounting fees..........................   132,039     33,404       67,943       69,908      46,959      71,131
 Reports to shareholders................................    19,301     13,187      133,116      130,540      18,003      23,185
 Audit and tax fees.....................................    82,498     60,568       52,981       53,017      77,880      63,803
 Legal fees.............................................    27,146     19,425       54,653       53,430      67,376      21,111
 Trustees' fees and expenses............................     2,188      1,823       40,867       39,877       3,267       3,877
 Interest expense.......................................        --        720        1,030       13,657       1,381       1,030
 Other expenses.........................................    53,832     25,355       34,665       33,414      19,067      68,023
                                                         ---------  ---------  -----------  -----------  ----------  ----------
   Total expenses before fee waivers, expense
    reimbursements, expense recoupments and fees paid
    indirectly..........................................   971,819    573,595   10,480,305   10,169,408   1,045,615   1,178,030
   Fees waived and expenses reimbursed by investment
    advisor (see Note 4)................................  (387,967)  (251,885)       1,093   (3,020,120)   (215,702)   (470,591)
   Fees paid indirectly (see Note 9)....................        --         --      (12,890)     (25,157)         --          --
                                                         ---------  ---------  -----------  -----------  ----------  ----------
   Net expenses.........................................   583,852    321,710   10,468,508    7,124,131     829,913     707,439
                                                         ---------  ---------  -----------  -----------  ----------  ----------
Net investment income (loss)............................   174,932    651,401     (237,713)  (3,182,880)  2,105,919    (243,327)
                                                         ---------  ---------  -----------  -----------  ----------  ----------

--------
#  Consolidated (see Note 2)
** See Note 1

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF OPERATIONS -- FOR THE PERIOD ENDED OCTOBER 31, 2019 -- (CONTINUED)

                                                                                AIG
                                                       AIG         AIG        FOCUSED         AIG         AIG
                                                    COMMODITY      ESG         ALPHA        FOCUSED      INCOME        AIG
                                                    STRATEGY     DIVIDEND    LARGE-CAP      GROWTH      EXPLORER    SMALL-CAP
                                                      FUND#        FUND        FUND         FUND**        FUND        FUND
                                                   -----------  ----------  -----------  ------------  ----------  -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on:
   Investments (unaffiliated)..................... $   (39,019) $ (127,868) $66,026,711  $ 54,586,958  $ (495,216) $ 1,177,973
   Futures contracts..............................  (2,878,187)         --           --            --          --     (871,114)
   Forward contracts..............................          --          --           --            --      22,291           --
   Swap contracts.................................    (665,688)         --           --            --          --           --
   Written options contracts......................     (15,934)         --           --            --          --           --
Net realized foreign exchange gain (loss) on
 other assets and liabilities.....................          17          --       (5,111)           --      (5,556)          (4)
                                                   -----------  ----------  -----------  ------------  ----------  -----------
Net realized gain (loss) on investments and
 foreign currencies...............................  (3,598,811)   (127,868)  66,021,600    54,586,958    (478,481)     306,855
                                                   -----------  ----------  -----------  ------------  ----------  -----------
Change in unrealized appreciation (depreciation)
 on:
   Investments (unaffiliated).....................     (86,473)    943,313   (6,772,830)  (29,287,154)  4,029,329   (3,964,598)
   Futures contracts..............................   1,681,085          --           --            --          --      696,793
   Forward contracts..............................          --          --           --            --     (10,197)          --
   Swap contracts.................................      84,436          --           --            --          --           --
   Written options contracts......................      (4,421)         --           --            --          --           --
Change in net unrealized foreign exchange gain
 (loss) on other assets and liabilities...........          --          --           --            --       6,909           --
                                                   -----------  ----------  -----------  ------------  ----------  -----------
Net unrealized gain (loss) on investments and
 foreign currencies...............................   1,674,627     943,313   (6,772,830)  (29,287,154)  4,026,041   (3,267,805)
                                                   -----------  ----------  -----------  ------------  ----------  -----------
Net realized and unrealized gain (loss) on
 investments and foreign currencies...............  (1,924,184)    815,445   59,248,770    25,299,804   3,547,560    2,960,950
                                                   -----------  ----------  -----------  ------------  ----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS.................................. $(1,749,252) $1,466,846  $59,011,057  $ 22,116,924  $5,653,479  $(3,204,277)
                                                   ===========  ==========  ===========  ============  ==========  ===========
*  Net of foreign withholding taxes on interest
   and dividends of............................... $        --  $       --  $   180,334  $         --  $   72,863  $       469
                                                   ===========  ==========  ===========  ============  ==========  ===========

--------
#  Consolidated (see Note 2)
** See Note 1

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS

                                                  AIG COMMODITY                                      AIG FOCUSED ALPHA
                                                 STRATEGY FUND#         AIG ESG DIVIDEND FUND          LARGE-CAP FUND
                                            ------------------------  ------------------------  ---------------------------
                                              FOR THE      FOR THE      FOR THE      FOR THE       FOR THE        FOR THE
                                            YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED    YEAR ENDED     YEAR ENDED
                                            OCTOBER 31,  OCTOBER 31,  OCTOBER 31,  OCTOBER 31,   OCTOBER 31,    OCTOBER 31,
                                               2019         2018         2019         2018          2019           2018
                                            -----------  -----------  -----------  -----------  -------------  ------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss).............. $   174,932  $   (66,034) $   651,401  $   491,653  $    (237,713) $ (1,710,075)
 Net realized gain (loss) on investments
   and foreign currencies..................  (3,598,811)     (62,842)    (127,868)   1,966,682     66,021,600   104,666,956
 Net unrealized gain (loss) on investments
   and foreign currencies..................   1,674,627   (1,444,025)     943,313   (1,337,943)    (6,772,830)  (56,096,952)
                                            -----------  -----------  -----------  -----------  -------------  ------------
Net increase (decrease) in net assets
 resulting from operations.................  (1,749,252)  (1,572,901)   1,466,846    1,120,392     59,011,057    46,859,929
                                            -----------  -----------  -----------  -----------  -------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Distributable earnings (Class A)..........     (22,154)     (61,011)  (2,167,817)    (926,828)   (95,234,176)  (42,929,817)
 Distributable earnings (Class C)..........          --           --      (41,456)     (10,033)    (6,231,964)  (10,460,288)
 Distributable earnings (Class W)..........      (3,578)      (6,043)    (366,322)     (44,270)    (3,202,795)   (1,279,042)
                                            -----------  -----------  -----------  -----------  -------------  ------------
Total distributions to shareholders........     (25,732)     (67,054)  (2,575,595)    (981,131)  (104,668,935)  (54,669,147)
                                            -----------  -----------  -----------  -----------  -------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (SEE NOTE 7)..............................  (1,999,689)  (1,398,356)   6,227,356       85,994     45,531,906    (3,586,898)
                                            -----------  -----------  -----------  -----------  -------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS....  (3,774,673)  (3,038,311)   5,118,607      225,255       (125,972)  (11,396,116)

NET ASSETS:
Beginning of period........................  36,382,587   39,420,898   25,854,939   25,629,684    627,892,295   639,288,411
                                            -----------  -----------  -----------  -----------  -------------  ------------
End of period.............................. $32,607,914  $36,382,587  $30,973,546  $25,854,939  $ 627,766,323  $627,892,295
                                            ===========  ===========  ===========  ===========  =============  ============

#  Consolidated (see Note 2)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        STATEMENT OF CHANGES IN NET ASSETS -- (CONTINUED)

                                              AIG FOCUSED GROWTH FUND*    AIG INCOME EXPLORER FUND      AIG SMALL-CAP FUND
                                            ---------------------------  -------------------------  -------------------------
                                               FOR THE        FOR THE       FOR THE      FOR THE       FOR THE      FOR THE
                                             YEAR ENDED     YEAR ENDED    YEAR ENDED   YEAR ENDED    YEAR ENDED   YEAR ENDED
                                             OCTOBER 31,    OCTOBER 31,   OCTOBER 31,  OCTOBER 31,   OCTOBER 31,  OCTOBER 31,
                                                2019           2018          2019         2018          2019         2018
                                            -------------  ------------  ------------  -----------  ------------  -----------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
 Net investment income (loss).............. $  (3,182,880) $ (7,052,513) $  2,105,919  $ 1,864,499  $   (243,327) $  (653,531)
 Net realized gain (loss) on investments
   and foreign currencies..................    54,586,958   124,402,736      (478,481)     557,806       306,855    7,622,304
 Net unrealized gain (loss) on investments
   and foreign currencies..................   (29,287,154)  (88,684,131)    4,026,041   (4,505,960)   (3,267,805)  (4,655,934)
                                            -------------  ------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net assets
 resulting from operations.................    22,116,924    28,666,092     5,653,479   (2,083,655)   (3,204,277)   2,312,839
                                            -------------  ------------  ------------  -----------  ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Distributable earnings (Class A)..........   (94,208,878)  (37,619,171)   (2,180,601)  (1,683,253)   (4,719,487)  (4,732,978)
 Distributable earnings (Class C)..........   (13,637,145)   (7,778,934)     (197,819)    (193,863)     (299,248)    (210,588)
 Distributable earnings (Class W)..........   (14,308,470)   (3,879,281)     (336,621)    (303,598)   (1,238,362)    (849,123)
                                            -------------  ------------  ------------  -----------  ------------  -----------
Total distributions to shareholders........  (122,154,493)  (49,277,386)   (2,715,041)  (2,180,714)   (6,257,097)  (5,792,689)
                                            -------------  ------------  ------------  -----------  ------------  -----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM CAPITAL SHARE TRANSACTIONS
 (SEE NOTE 7)..............................     7,266,843    65,890,995   (14,458,759)  14,751,199   (15,377,156)  15,298,243
                                            -------------  ------------  ------------  -----------  ------------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS....   (92,770,726)   45,279,701   (11,520,321)  10,486,830   (24,838,530)  11,818,393

NET ASSETS:
Beginning of period........................   638,181,219   592,901,518    54,992,935   44,506,105    70,376,277   58,557,884
                                            -------------  ------------  ------------  -----------  ------------  -----------
End of period.............................. $ 545,410,493  $638,181,219  $ 43,472,614  $54,992,935  $ 45,537,747  $70,376,277
                                            =============  ============  ============  ===========  ============  ===========

*  See Note 1

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF    EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------
                                                              AIG COMMODITY STRATEGY FUND#
                                                              ----------------------------
                                                                        CLASS A
                                                                        -------
  10/31/15     $7.74     $(0.09)    $(0.25)     $(0.34)    $   --        $--      $   --  $7.40    (4.39)% $35,472     1.72%
  10/31/16      7.40      (0.10)     (0.22)      (0.32)        --         --          --   7.08    (4.32)   35,228     1.72
  10/31/17      7.08      (0.07)      0.12        0.05         --         --          --   7.13     0.71    35,015     1.73
  10/31/18      7.13      (0.01)     (0.26)      (0.27)     (0.01)        --       (0.01)  6.85    (3.75)   32,602     1.72
  10/31/19      6.85       0.04      (0.37)      (0.33)     (0.00)        --       (0.00)  6.52    (4.75)   29,938     1.72
                                                                        CLASS C
                                                                        -------
  10/31/15     $7.58     $(0.13)    $(0.25)     $(0.38)    $   --        $--      $   --  $7.20    (5.01)% $ 5,272     2.37%
  10/31/16      7.20      (0.14)     (0.22)      (0.36)        --         --          --   6.84    (5.00)    3,478     2.37
  10/31/17      6.84      (0.11)      0.12        0.01         --         --          --   6.85     0.15     2,755     2.38
  10/31/18      6.85      (0.06)     (0.25)      (0.31)        --         --          --   6.54    (4.53)    1,908     2.37
  10/31/19      6.54      (0.01)     (0.34)      (0.35)        --         --          --   6.19    (5.35)    1,051     2.37
                                                                        CLASS W
                                                                        -------
  10/31/15     $7.80     $(0.07)    $(0.26)     $(0.33)    $   --        $--      $   --  $7.47    (4.23)% $ 2,979     1.52%
  10/31/16      7.47      (0.09)     (0.21)      (0.30)        --         --          --   7.17    (4.02)    1,958     1.52
  10/31/17      7.17      (0.06)      0.12        0.06         --         --          --   7.23     0.84     1,651     1.53
  10/31/18      7.23       0.01      (0.27)      (0.26)     (0.03)        --       (0.03)  6.94    (3.64)    1,873     1.52
  10/31/19      6.94       0.05      (0.36)      (0.31)     (0.02)        --       (0.02)  6.61    (4.52)    1,618     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------




    (1.12)%      54%
    (1.40)       50
    (0.98)       49
    (0.14)        1
     0.54        62


    (1.77)%      54%
    (2.06)       50
    (1.65)       49
    (0.83)        1
    (0.09)       62


    (0.91)%      54%
    (1.21)       50
    (0.79)       49
     0.08         1
     0.73        62

--------
#  Consolidated (see Note 2)
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                         10/31/15 10/31/16 10/31/17 10/31/18 10/31/19
                                         -------- -------- -------- -------- --------
Commodity Strategy Fund Class A.........   0.82%    0.85%    0.92%    0.83%    1.08%
Commodity Strategy Fund Class C.........   0.92     1.21     1.25     1.45     1.96
Commodity Strategy Fund Class W.........   0.84     1.48     1.52     1.49     1.93

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF    EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------
                                                                 AIG ESG DIVIDEND FUND
                                                                 ---------------------
                                                                        CLASS A
                                                                        -------
 12/16/16@-
 10/31/17     $15.00     $0.25       $0.56      $0.81      $   --      $   --     $   --  $15.81   5.40%   $24,913     1.25%(4)
 10/31/18      15.81      0.30        0.37       0.67       (0.51)      (0.09)     (0.60)  15.88   4.26(5)  22,973     1.25
 10/31/19      15.88      0.33        0.28       0.61       (0.29)      (1.24)     (1.53)  14.96   4.35     20,874     1.14
                                                                        CLASS C
                                                                        -------
 12/16/16@-
 10/31/17     $15.00     $0.16       $0.56      $0.72      $   --      $   --     $   --  $15.72   4.80%   $   365     1.90%(4)
 10/31/18      15.72      0.19        0.38       0.57       (0.34)      (0.09)     (0.43)  15.86   3.59(5)     384     1.90
 10/31/19      15.86      0.21        0.31       0.52       (0.20)      (1.24)     (1.44)  14.94   3.71      1,019     1.78
                                                                        CLASS W
                                                                        -------
 12/16/16@-
 10/31/17     $15.00     $0.28       $0.56      $0.84      $   --      $   --     $   --  $15.84   5.60%   $   352     1.05%(4)
 10/31/18      15.84      0.31        0.40       0.71       (0.57)      (0.09)     (0.66)  15.89   4.48(5)   2,498     1.05
 10/31/19      15.89      0.34        0.30       0.64       (0.32)      (1.24)     (1.56)  14.97   4.57      9,080     0.93

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------





    1.92%(4)     18%
    1.84         57
    2.22         51



    1.22%(4)     18%
    1.18         57
    1.51         51



    2.06%(4)     18%
    1.99         57
    2.46         51

--------
@  Commencement of operations.
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                              10/31/17(4) 10/31/18 10/31/19
                                              ----------- -------- --------
     ESG Dividend Fund Class A...............    1.25%      0.75%    0.81%
     ESG Dividend Fund Class C...............    4.56       2.88     1.87
     ESG Dividend Fund Class W...............    5.15       1.41     0.93

(4)Annualized.
(5)The Fund's performance figure was increased by 0.66% from a reimbursement of losses resulting from an investment restriction violation.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET    FROM NET     TOTAL  VALUE            END OF     EXPENSES
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT   REALIZED    DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------

                                                             AIG FOCUSED ALPHA LARGE-CAP FUND
                                                             --------------------------------
                                                                         CLASS A
                                                                         -------
  10/31/15    $27.45     $(0.11)    $ 0.86      $ 0.75      $--        $(1.64)    $(1.64) $26.56    2.98%  $495,598     1.66%
  10/31/16     26.56      (0.11)     (0.14)      (0.25)      --         (2.61)     (2.61)  23.70   (0.91)   413,090     1.67
  10/31/17     23.70      (0.07)      8.28        8.21       --            --         --   31.91   34.64    505,796     1.65
  10/31/18     31.91      (0.06)      2.30        2.24       --         (2.73)     (2.73)  31.42    7.46    572,092     1.64
  10/31/19     31.42      (0.00)      2.42        2.42       --         (5.28)     (5.28)  28.56    9.96    570,081     1.64
                                                                         CLASS C
                                                                         -------
  10/31/15    $26.96     $(0.28)    $ 0.85      $ 0.57      $--        $(1.64)    $(1.64) $25.89    2.33%  $123,641     2.31%
  10/31/16     25.89      (0.26)     (0.14)      (0.40)      --         (2.61)     (2.61)  22.88   (1.58)   106,319     2.32
  10/31/17     22.88      (0.24)      7.97        7.73       --            --         --   30.61   33.78    118,151     2.30
  10/31/18     30.61      (0.26)      2.21        1.95       --         (2.73)     (2.73)  29.83    6.78     35,561     2.30
  10/31/19     29.83      (0.17)      2.25        2.08       --         (5.28)     (5.28)  26.63    9.24     34,632     2.30
                                                                         CLASS W
                                                                         -------
  10/31/15    $27.61     $(0.08)    $ 0.88      $ 0.80      $--        $(1.64)    $(1.64) $26.77    3.15%  $ 16,475     1.52%(4)
  10/31/16     26.77      (0.08)     (0.15)      (0.23)      --         (2.61)     (2.61)  23.93   (0.82)     8,368     1.52(4)
  10/31/17     23.93      (0.05)      8.39        8.34       --            --         --   32.27   34.85     15,342     1.52(4)
  10/31/18     32.27      (0.03)      2.34        2.31       --         (2.73)     (2.73)  31.85    7.60     20,240     1.52(4)
  10/31/19     31.85       0.03       2.46        2.49       --         (5.28)     (5.28)  29.06   10.07     23,054     1.52(4)

    RATIO
   OF NET
 INVESTMENT
   INCOME
  (LOSS) TO
   AVERAGE     PORTFOLIO
NET ASSETS(3)  TURNOVER
-------------  ---------





    (0.43)%       82%
    (0.47)        38
    (0.26)        68
    (0.20)        65
    (0.01)        94


    (1.08)%       82%
    (1.12)        38
    (0.91)        68
    (0.81)        65
    (0.67)        94


    (0.29)%(4)    82%
    (0.31)(4)     38
    (0.18)(4)     68
    (0.09)(4)     65
     0.11(4)      94

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                     10/31/15 10/31/16 10/31/17 10/31/18 10/31/19
                                     -------- -------- -------- -------- --------
Focused Alpha Large-Cap Fund Class A   0.00%    0.00%    0.00%    0.00%    0.00%
Focused Alpha Large-Cap Fund
 Class C............................   0.00     0.00     0.00     0.00     0.00
Focused Alpha Large-Cap Fund
 Class W............................   0.00     0.00     0.00     0.00     0.00

(4)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                 10/31/15 10/31/16 10/31/17 10/31/18 10/31/19
                                 -------- -------- -------- -------- --------
  Focused Alpha Large-Cap Fund
   Class A......................    -- %     -- %     -- %     -- %     -- %
  Focused Alpha Large-Cap Fund
   Class C......................     --       --       --       --       --
  Focused Alpha Large-Cap Fund
   Class W......................   0.02     0.08     0.01    (0.00)   (0.01)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET      NET        (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS     RATIO OF
               VALUE   INVESTMENT  REALIZED   TOTAL FROM  FROM NET    FROM NET     TOTAL  VALUE            END OF     EXPENSES
             BEGINNING   INCOME       AND     INVESTMENT INVESTMENT   REALIZED    DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
PERIOD ENDED OF PERIOD (LOSS)(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------
                                                                 AIG FOCUSED GROWTH FUND
                                                                 -----------------------
                                                                         CLASS A
-
  10/31/15    $27.22     $(0.26)     $0.73      $0.47       $--        $(0.84)    $(0.84) $26.85    1.87%  $441,345     1.67%
  10/31/16     26.85      (0.25)      0.43       0.18        --         (3.27)     (3.27)  23.76    0.75    369,683     1.68
  10/31/17     23.76      (0.25)      8.52       8.27        --         (0.39)     (0.39)  31.64   35.38    456,940     1.66
  10/31/18     31.64      (0.33)      1.93       1.60        --         (2.61)     (2.61)  30.63    5.41    493,051     1.65
  10/31/19     30.63      (0.13)      0.94       0.81        --         (5.96)     (5.96)  25.48    3.95    445,683     1.16(4)
                                                                         CLASS C
-
  10/31/15    $26.71     $(0.43)     $0.71      $0.28       $--        $(0.84)    $(0.84) $26.15    1.17%  $ 99,519     2.33%(4)
  10/31/16     26.15      (0.39)      0.41       0.02        --         (3.27)     (3.27)  22.90    0.09     81,943     2.33
  10/31/17     22.90      (0.41)      8.17       7.76        --         (0.39)     (0.39)  30.27   34.47     90,491     2.32
  10/31/18     30.27      (0.52)      1.86       1.34        --         (2.61)     (2.61)  29.00    4.74     68,173     2.31
  10/31/19     29.00      (0.28)      0.86       0.58        --         (5.96)     (5.96)  23.62    3.25     52,219     1.81(4)
                                                                         CLASS W
-
  10/31/15    $27.37     $(0.21)     $0.73      $0.52       $--        $(0.84)    $(0.84) $27.05    2.05%  $ 56,840     1.47%
  10/31/16     27.05      (0.21)      0.43       0.22        --         (3.27)     (3.27)  24.00    0.91     30,065     1.51
  10/31/17     24.00      (0.20)      8.62       8.42        --         (0.39)     (0.39)  32.03   35.65     45,470     1.48
  10/31/18     32.03      (0.27)      1.96       1.69        --         (2.61)     (2.61)  31.11    5.64     76,957     1.45
  10/31/19     31.11      (0.08)      0.96       0.88        --         (5.96)     (5.96)  26.03    4.14     47,508     0.97(4)

    RATIO
   OF NET
 INVESTMENT
   INCOME
  (LOSS) TO
   AVERAGE     PORTFOLIO
NET ASSETS(3)  TURNOVER
-------------  ---------




    (0.97)%       103%
    (1.07)         29
    (0.93)         66
    (1.03)         94
    (0.50)(4)      92


    (1.64)%(4)    103%
    (1.72)         29
    (1.59)         66
    (1.70)         94
    (1.15)(4)      92


    (0.78)%       103%
    (0.86)         29
    (0.75)         66
    (0.83)         94
    (0.30)(4)      92

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Excludes expense reductions. If expense reductions had been applied, the ratio of expenses to average net assets would have been lower and the ratio of net investment income (loss) to average net assets would have been higher by the following:

                                         10/31/15 10/31/16 10/31/17 10/31/18 10/31/19
                                         -------- -------- -------- -------- --------
Focused Growth Fund Class A.............   0.00%    0.00%    0.00%    0.00%    0.00%
Focused Growth Fund Class C.............   0.00     0.00     0.00     0.00     0.00
Focused Growth Fund Class W.............   0.00     0.00     0.00     0.00     0.00

(4)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                                    10/31/15 10/31/19
                                                    -------- --------
           Focused Growth Fund Class A.............    -- %    0.51%
           Focused Growth Fund Class C.............  (0.00)    0.52
           Focused Growth Fund Class W.............     --     0.51

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET                NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET             ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE             END OF    EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL    PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2)  (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------  ------- -------------
                                                                AIG INCOME EXPLORER FUND
                                                                ------------------------
                                                                         CLASS A
                                                                         -------
  10/31/15    $15.96     $0.70      $(1.39)     $(0.69)    $(0.71)     $(0.64)    $(1.35) $13.92   (4.38)%  $20,062     1.72%
  10/31/16     13.92      0.62        0.60        1.22      (0.64)         --      (0.64)  14.50    9.10     22,195     1.72
  10/31/17     14.50      0.65        1.23        1.88      (0.57)         --      (0.57)  15.81   13.21(4)  31,625     1.72
  10/31/18     15.81      0.57       (1.08)      (0.51)     (0.68)      (0.01)     (0.69)  14.61   (3.42)    44,413     1.72
  10/31/19     14.61      0.67        1.16        1.83      (0.70)      (0.15)     (0.85)  15.59   13.02     35,512     1.72
                                                                         CLASS C
                                                                         -------
  10/31/15    $15.94     $0.60      $(1.38)     $(0.78)    $(0.62)     $(0.64)    $(1.26) $13.90   (5.00)%  $ 3,110     2.37%
  10/31/16     13.90      0.52        0.61        1.13      (0.55)         --      (0.55)  14.48    8.42      3,307     2.37
  10/31/17     14.48      0.55        1.22        1.77      (0.47)         --      (0.47)  15.78   12.43(4)   4,954     2.37
  10/31/18     15.78      0.50       (1.11)      (0.61)     (0.58)      (0.01)     (0.59)  14.58   (4.07)     4,360     2.37
  10/31/19     14.58      0.57        1.17        1.74      (0.61)      (0.15)     (0.76)  15.56   12.31      3,595     2.37
                                                                         CLASS W
                                                                         -------
  10/31/15    $15.96     $0.73      $(1.40)     $(0.67)    $(0.74)     $(0.64)    $(1.38) $13.91   (4.26)%  $   410     1.52%
  10/31/16     13.91      0.63        0.63        1.26      (0.67)         --      (0.67)  14.50    9.38        505     1.52
  10/31/17     14.50      0.54        1.37        1.91      (0.60)         --      (0.60)  15.81   13.44(4)   7,927     1.52
  10/31/18     15.81      0.61       (1.09)      (0.48)     (0.71)      (0.01)     (0.72)  14.61   (3.24)     6,220     1.52
  10/31/19     14.61      0.72        1.14        1.86      (0.73)      (0.15)     (0.88)  15.59   13.24      4,366     1.52

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------




    4.76%        50%
    4.42         54
    4.30         49
    3.77         51
    4.45         31


    4.11%        50%
    3.75         54
    3.65         49
    3.17         51
    3.82         31


    4.92%        50%
    4.65         54
    3.95         49
    3.94         51
    4.73         31

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                         10/31/15 10/31/16 10/31/17 10/31/18 10/31/19
                                         -------- -------- -------- -------- --------
Income Explorer Fund Class A............   0.42%    0.52%    0.40%    0.26%    0.41%
Income Explorer Fund Class C............   0.75     0.97     0.56     0.52     0.73
Income Explorer Fund Class W............   2.94     4.00     0.71     0.46     0.59

(4)The Portfolio's performance figure was increased by less than 0.01% from gains on the disposal of investments in violation of investment restrictions.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                                              NET               NET
               ASSET                 (BOTH               DIVIDENDS  DISTRIBUTIONS         ASSET            ASSETS    RATIO OF
               VALUE      NET      REALIZED   TOTAL FROM  FROM NET      FROM       TOTAL  VALUE            END OF    EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT NET REALIZED  DISTRI- END OF   TOTAL   PERIOD   TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME       GAINS     BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS(3)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- -------------
                                                                   AIG SMALL-CAP FUND
                                                                   ------------------
                                                                        CLASS A
                                                                        -------
  10/31/15    $15.49     $(0.13)    $ 1.06      $ 0.93      $--        $   --     $   --  $16.42    6.00%  $51,789     1.72%
  10/31/16     16.42      (0.10)      0.75        0.65       --         (1.32)     (1.32)  15.75    4.61    42,739     1.72
  10/31/17     15.75      (0.14)      5.22        5.08       --         (0.52)     (0.52)  20.31   32.76    48,384     1.72
  10/31/18     20.31      (0.19)      0.92        0.73       --         (2.00)     (2.00)  19.04    4.05    50,471     1.73
  10/31/19     19.04      (0.07)     (0.75)      (0.82)      --         (1.80)     (1.80)  16.42   (4.07)   37,069     1.28
                                                                        CLASS C
                                                                        -------
  10/31/15    $15.41     $(0.23)    $ 1.06      $ 0.83      $--        $   --     $   --  $16.24    5.39%  $   541     2.37%
  10/31/16     16.24      (0.19)      0.72        0.53       --         (1.32)     (1.32)  15.45    3.87       811     2.37
  10/31/17     15.45      (0.26)      5.11        4.85       --         (0.52)     (0.52)  19.78   31.89     1,944     2.37
  10/31/18     19.78      (0.31)      0.89        0.58       --         (2.00)     (2.00)  18.36    3.34     3,099     2.38
  10/31/19     18.36      (0.17)     (0.72)      (0.89)      --         (1.80)     (1.80)  15.67   (4.66)    2,551     1.92
                                                                        CLASS W
                                                                        -------
  10/31/15    $15.51     $(0.10)    $ 1.07      $ 0.97      $--        $   --     $   --  $16.48    6.25%  $   110     1.52%
  10/31/16     16.48      (0.07)      0.75        0.68       --         (1.32)     (1.32)  15.84    4.79       341     1.52
  10/31/17     15.84      (0.12)      5.26        5.14       --         (0.52)     (0.52)  20.46   32.96     8,230     1.52
  10/31/18     20.46      (0.16)      0.94        0.78       --         (2.00)     (2.00)  19.24    4.29    16,806     1.53
  10/31/19     19.24      (0.04)     (0.76)      (0.80)      --         (1.80)     (1.80)  16.64   (3.90)    5,918     1.11

    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------




    (0.79)%      88%
    (0.66)       67
    (0.79)       65
    (0.97)       63
    (0.43)       63


    (1.47)%      88%
    (1.33)       67
    (1.48)       65
    (1.64)       63
    (1.08)       63


    (0.59)%      88%
    (0.47)       67
    (0.70)       65
    (0.81)       63
    (0.23)       63

--------
(1)Calculated based upon average shares outstanding.
(2)Total return does not reflect sales load, but does include expense reimbursements and expense reductions.
(3)Net of following expense reimbursements, waivers and (recoupments), if applicable (based on average net assets):

                                         10/31/15 10/31/16 10/31/17 10/31/18 10/31/19
                                         -------- -------- -------- -------- --------
Small Cap Fund Class A..................   0.33%    0.26%    0.29%    0.22%    0.82%
Small Cap Fund Class C..................   4.32     2.27     0.96     0.75     1.16
Small Cap Fund Class W..................  13.86     5.01     0.50     0.36     1.01

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- AIG COMMODITY STRATEGY FUND PORTFOLIO PROFILE -- OCTOBER 31, 2019@ -- (UNAUDITED)

INDUSTRY ALLOCATION*

                      Repurchase Agreements........  49.4%
                      U.S. Government Agencies.....  31.3
                      U.S. Government Treasuries...   5.8
                      United States Treasury Notes.   5.7
                      Federal Home Loan Bank.......   2.9
                      Federal Farm Credit Bank.....   1.7
                      Federal Home Loan Mtg. Corp..   1.5
                      Investment Companies.........   1.5
                      Federal National Mtg. Assoc..   1.4
                                                    -----
                                                    101.2%
                                                    =====

--------
* Calculated as a percentage of net assets

CREDIT QUALITY+**

                                  Aaa. 100.0%
                                       =====

--------
@  Consolidated (See Note 2)
+  Source: Moody's
** Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA SPECIALTY SERIES -- AIG COMMODITY STRATEGY FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019@

                                                       SHARES/
                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT    (NOTE 3)
     --------------------------------------------------------------------
     U.S. GOVERNMENT AGENCIES -- 7.5%
     FEDERAL FARM CREDIT BANK FRS -- 1.7%
       1.86% (1 ML + 0.08%)
        due 02/01/2021............................... $300,000  $  299,926
       1.92% (SOFR + 0.10%)
        due 05/07/2021...............................   50,000      50,014
       2.08% (1 ML + 0.05%)
        due 03/01/2021...............................  200,000     199,865
                                                                ----------
                                                                   549,805
                                                                ----------
     FEDERAL HOME LOAN BANK -- 2.9%
       2.63% due 10/01/2020..........................  300,000     302,678
       Federal Home Loan Bank FRS
        1.85% (SOFR + 0.03%)
         due 11/06/2020..............................  180,000     179,783
        1.86% (SOFR + 0.04%)
         due 08/25/2020..............................  105,000     104,918
        1.87% (SOFR + 0.05%)
         due 01/22/2021..............................  175,000     174,807
        1.87% (SOFR + 0.05%)
         due 01/28/2021..............................  190,000     189,762
                                                                ----------
                                                                   951,948
                                                                ----------
     FEDERAL HOME LOAN MTG. CORP. -- 1.5%
       1.50% due 01/17/2020..........................  350,000     349,889
       1.80% due 04/13/2020..........................  150,000     150,058
                                                                ----------
                                                                   499,947
                                                                ----------
     FEDERAL NATIONAL MTG. ASSOC. -- 1.4%
       1.63% due 01/21/2020..........................  199,000     198,992
       Federal National Mtg. Assoc. FRS
        1.90% (SOFR + 0.08%)
         due 10/30/2020..............................  250,000     249,937
                                                                ----------
                                                                   448,929
                                                                ----------
     TOTAL U.S. GOVERNMENT AGENCIES
        (cost $2,450,143)............................            2,450,629
                                                                ----------
     U.S. GOVERNMENT TREASURIES -- 5.7%
     UNITED STATES TREASURY NOTES FRS -- 5.7%
       1.67% (3 UTBMM + 0.03%)
        due 04/30/2020...............................  800,000     799,552
       1.75% (3 UTBMM + 0.12%)
        due 01/31/2021...............................  800,000     799,123
       1.78% (3 M UTBMM + 0.14%)
        due 04/30/2021...............................  250,000     249,679
                                                                ----------
     TOTAL U.S. GOVERNMENT TREASURIES
        (cost $1,849,267)............................            1,848,354
                                                                ----------
     COMMON STOCKS -- 1.5%
     INVESTMENT COMPANIES -- 1.5%
       Uranium Participation Corp.+(1)
        (cost $613,870)..............................  166,728     486,095
                                                                ----------
     OPTIONS-PURCHASED -- 0.0%
       Exchange Traded Purchased Put Options(1)(2)
        (cost $16,630)...............................        8       2,520
                                                                ----------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $4,929,910)............................            4,787,598
                                                                ----------

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT     (NOTE 3)
       -----------------------------------------------------------------
       SHORT-TERM INVESTMENT SECURITIES -- 37.1%
       U.S. GOVERNMENT AGENCIES -- 31.3%
         Federal Farm Credit Bank
          1.87% due 07/31/2020.................... $   96,000 $    94,850
          1.88% due 08/11/2020....................     61,000      60,244
          2.73% due 11/04/2019....................     55,000      54,992
         Federal Home Loan Bank
          1.66% due 01/29/2020....................    400,000     398,398
          1.69% due 12/26/2019....................    400,000     398,979
          1.70% due 11/27/2019....................    400,000     399,515
          1.92% due 12/27/2019....................    538,000     536,602
          2.03% due 12/18/2019....................    827,000     825,197
          2.04% due 12/20/2019....................    473,000     471,925
          2.64% due 01/24/2020....................    100,000      99,622
         Federal Home Loan Bank FRS
          1.83% (SOFR + 0.01%)
           due 12/20/2019.........................  1,335,000   1,334,955
          1.83% (SOFR + 0.01%)
           due 01/24/2020.........................    920,000     919,875
          1.84% (SOFR + 0.02%)
           due 02/21/2020.........................    310,000     309,946
          1.84% (SOFR + 0.02%)
           due 05/22/2020.........................    865,000     864,594
          1.85% (SOFR + 0.03%)
           due 03/06/2020.........................    340,000     339,939
          1.85% (SOFR + 0.03%)
           due 04/22/2020.........................    485,000     484,840
          1.85% (SOFR + 0.03%)
           due 07/17/2020.........................    435,000     434,750
          1.86% (SOFR + 0.04%)
           due 05/08/2020.........................    690,000     689,768
          1.86% (SOFR + 0.04%)
           due 06/19/2020.........................    650,000     649,684
          1.87% (SOFR + 0.05%)
           due 01/17/2020.........................    845,000     844,958
                                                              -----------
                                                               10,213,633
                                                              -----------
       U.S. GOVERNMENT TREASURIES -- 5.8%
         United States Treasury Bills
          1.96% due 11/29/19(1)(3)................  1,900,000   1,897,813
                                                              -----------
       TOTAL SHORT-TERM INVESTMENT SECURITIES
          (cost $12,111,191)......................             12,111,446
                                                              -----------
       REPURCHASE AGREEMENTS -- 49.4%
         Bank of America Securities LLC Joint
          Repurchase Agreement(4).................  2,870,000   2,870,000
         Bank of America Securities LLC Joint
          Repurchase Agreement(1)(4)..............    865,000     865,000
         Barclays Capital, Inc. Joint Repurchase
          Agreement(4)............................  2,050,000   2,050,000
         Barclays Capital, Inc. Joint Repurchase
          Agreement(1)(4).........................    620,000     620,000
         BNP Paribas SA Joint Repurchase
          Agreement(4)............................  1,640,000   1,640,000
         BNP Paribas SA Joint Repurchase
          Agreement(1)(4).........................    495,000     495,000
         Deutsche Bank AG Joint Repurchase
          Agreement(4)............................  2,935,000   2,935,000
         Deutsche Bank AG Joint Repurchase
          Agreement(1)(4).........................    890,000     890,000

        SUNAMERICA SPECIALTY SERIES -- AIG COMMODITY STRATEGY FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019@ -- (CONTINUED)


                                                  PRINCIPAL     VALUE
                SECURITY DESCRIPTION               AMOUNT      (NOTE 3)
       -----------------------------------------------------------------
       REPURCHASE AGREEMENTS (CONTINUED)
         RBS Securities, Inc. Joint Repurchase
          Agreement(4).......................... $2,870,000  $ 2,870,000
         RBS Securities, Inc. Joint Repurchase
          Agreement(1)(4).......................    865,000      865,000
                                                             -----------
       TOTAL REPURCHASE AGREEMENTS
          (cost $16,100,000)....................              16,100,000
                                                             -----------
       TOTAL INVESTMENTS
          (cost $33,141,101)(5).................      101.2%  32,999,044
       Liabilities in excess of other assets....       (1.2)    (391,130)
                                                 ----------  -----------
       NET ASSETS                                     100.0% $32,607,914
                                                 ==========  ===========

--------
@  Consolidated (see Note 2)
+  Non-income producing security
(1)The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd., which is a wholly-owned subsidiary of the AIG Commodity Strategy Fund.
(2)Put Options -- Purchased

EXCHANGE TRADED PURCHASED PUT OPTIONS(A)
-------------------------------------------------------------------------------------------------------
                                                                              VALUE AT     UNREALIZED
                               EXPIRATION STRIKE  NO. OF   NOTIONAL PREMIUMS OCTOBER 31,  APPRECIATION
  ISSUE       COUNTERPARTY       MONTH    PRICE  CONTRACTS AMOUNT*    PAID      2019     (DEPRECIATION)
--------- -------------------- ---------- ------ --------- -------- -------- ----------- --------------
Crude Oil Morgan Stanley & Co.   Dec-19   $50.00     8      $6,293  $16,630    $2,520       $(14,110)
                                                     =      ======  =======    ======       ========

--------
* Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.
(3)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(4)See Note 3 for details of Joint Repurchase Agreements.
(5)See Note 6 for cost of investments on a tax basis.

FRS -- Floating Rate Security
The rates shown on FRS are the current interest rates as of October 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

1 ML -- 1 Month USD LIBOR
SOFR -- Secured Overnight Financing Rate
3 UTBMM -- US Treasury 3 Month Bill Money Market Yield

EXCHANGE TRADED WRITTEN CALL OPTIONS(A)
---------------------------------------------------------------------------------------------------------
                                                                                VALUE AT     UNREALIZED
                                 EXPIRATION STRIKE  NO. OF   NOTIONAL PREMIUMS OCTOBER 31,  APPRECIATION
   ISSUE        COUNTERPARTY       MONTH    PRICE  CONTRACTS AMOUNT*    PAID      2019     (DEPRECIATION)
----------- -------------------- ---------- ------ --------- -------- -------- ----------- --------------
Natural Gas Morgan Stanley & Co.   Feb-20   $3.50     17      $6,656  $18,316    $21,845      $(3,529)
                                                      ==      ======  =======    =======      =======

--------
* Notional amount is calculated by multiplying the number of contracts by the multiplier by the market value of the underlying security or index.

FUTURES CONTRACTS(A)
---------------------------------------------------------------------------------
NUMBER OF                                           NOTIONAL NOTIONAL  UNREALIZED
CONTRACTS TYPE        DESCRIPTION  EXPIRATION MONTH  BASIS*   VALUE*  APPRECIATION
--------- ----        -----        ---------------- -------- -------- ------------
   4      Long  Aluminum Futures       March 2020   $174,518 $176,775   $ 2,257
   9      Short Aluminum Futures    December 2019    399,488  397,350     2,138
   6      Short Aluminum Futures    December 2020    284,550  275,400     9,150
   18     Long  Coffee Futures      December 2019    675,882  688,163    12,281
   4      Short Coffee Futures         March 2020    170,981  158,175    12,806
   8      Long  Cotton Futures      December 2019    244,985  257,760    12,775
   25     Long  Corn Futures            July 2020    497,125  512,500    15,375
   9      Long  Gasoline Futures    December 2019    571,398  602,759    31,361

        SUNAMERICA SPECIALTY SERIES -- AIG COMMODITY STRATEGY FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019@ -- (CONTINUED)

FUTURES CONTRACTS(A)
------------------------------------------------------------------------------------------------
NUMBER OF                                                    NOTIONAL   NOTIONAL    UNREALIZED
CONTRACTS TYPE        DESCRIPTION          EXPIRATION MONTH  BASIS**    VALUE**    APPRECIATION
--------- ----        -----                ----------------  --------   --------   ------------
   18     Long  Gold Futures                December 2019   $2,716,840 $2,726,640   $   9,800
   15     Long  Live Cattle Futures         December 2019      606,440    703,350      96,910
   75     Long  Natural Gas Futures         February 2020    1,910,970  2,022,750     111,780
   11     Long  Nickel Futures              December 2019    1,022,898  1,101,474      78,576
   4      Short Nickel Futures              December 2019      415,218    400,536      14,682
   7      Long  NY Harbor ULSD Futures      December 2019      540,704    551,485      10,781
   37     Long  Sugar Futures                  March 2020      493,573    517,171      23,598
   3      Long  Silver Futures              December 2019      266,300    271,005       4,705
   24     Long  Soybean Futures              January 2020    1,114,775  1,118,700       3,925
   37     Long  Soybean Oil Futures         December 2019      622,260    682,650      60,390
   10     Short Wheat Futures                  March 2020      240,000    216,125      23,875
   28     Long  WTI Crude Futures              March 2020    1,436,990  1,509,760      72,770
   7      Long  Zinc Futures                December 2019      434,786    438,725       3,939
   1      Long  Zinc Futures                   March 2020       61,442     61,788         346
   5      Short Zinc Futures                December 2019      320,739    313,375       7,364
                                                                                    ---------
                                                                                    $ 621,584
                                                                                    =========

                                                                                    UNREALIZED
                                                                                  (DEPRECIATION)
    -      -                                      -             -          -      --------------
   29     Long  Aluminum Futures            December 2019   $1,287,964 $1,280,350   $  (7,614)
   38     Long  Brent Crude Futures         February 2020    2,294,030  2,238,580     (55,450)
   17     Long  Copper Futures              December 2019    2,496,443  2,459,794     (36,649)
   3      Short Copper Futures              December 2019      427,489    434,081      (6,592)
   9      Long  Corn Futures                December 2020      183,213    182,588        (625)
   11     Short Corn Futures                December 2019      211,688    214,500      (2,812)
   21     Long  Lean Hogs Futures           December 2019      576,924    554,400     (22,524)
   17     Long  Lean Hogs Futures           February 2020      508,735    498,610     (10,125)
   6      Short Lean Hogs Futures               June 2020      217,560    218,460        (900)
   11     Long  Low Sulfur Gasoil Futures   December 2019      627,000    619,850      (7,150)
   23     Short Natural Gas Futures            April 2020      521,290    538,200     (16,910)
   2      Long  Nickel Futures                 March 2020      200,031    199,308        (723)
   1      Long  Platinum Futures             January 2020       46,915     46,685        (230)
   2      Long  Silver Futures                 March 2020      182,205    182,200          (5)
   16     Long  Soybean Meal Futures        December 2019      515,380    487,040     (28,340)
   32     Long  Wheat Futures               December 2019      673,363    671,600      (1,763)
   7      Short Wheat Futures               December 2019      169,375    178,063      (8,688)
                                                                                    ---------
                                                                                    $(207,100)
                                                                                    ---------
                                                                                    $ 414,484
                                                                                    =========

--------
** Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

ULSD -- Ultra Low Sulfur Diesel Futures

OVER
THE
COUNTER
TOTAL
RETURN
SWAP
CONTRACTS(A)
-----------------------------------------------------------------------------------------------------------------------------------
              NOTIONAL
    SWAP       AMOUNT   MATURITY     PAYMENTS RECEIVED (PAID)       TOTAL RETURN RECEIVED OR PAID   UPFRONT PREMIUMS
COUNTERPARTY  (000'S)     DATE       BY THE PORTFOLIO/FREQUENCY         BY PORTFOLIO/FREQUENCY      PAID/(RECEIVED)
------------- -------- ---------- --------------------------------- ------------------------------- ----------------
Barclays      $   218  02/28/2020         (0.350)%/Monthly              Bloomberg Soybean Meal            $ --
                                                                           Subindex/Monthly
                  209  12/02/2019  (Difference between the Fixed     Difference between the LBMA            --
Goldman                           Silver Spot Price of $14.708/oz.  Silver Price Average/Term and
Sachs                                and the LBMA Silver Price      the Fixed Silver Spot Price of
International                              Average/Term)                     $14.708/oz.
JPMorgan       10,825  03/31/2020         (0.090)%/Monthly            Bloomberg Commodity Index/            --
                                                                               Monthly
JPMorgan          111  12/31/2019         (0.090)%/Monthly            Bloomberg Commodity Index/            --
                                                                               Monthly

OVER
THE
COUNTER
TOTAL
RETURN
SWAP
CONTRACTS(A)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                  UNREALIZED
    SWAP         PAYMENTS RECEIVED (PAID)       TOTAL RETURN RECEIVED OR PAID   APPRECIATION/
COUNTERPARTY     BY THE PORTFOLIO/FREQUENCY         BY PORTFOLIO/FREQUENCY      (DEPRECIATION)
------------- --------------------------------- ------------------------------- --------------
Barclays              (0.350)%/Monthly              Bloomberg Soybean Meal         $    --
                                                       Subindex/Monthly
               (Difference between the Fixed     Difference between the LBMA        48,409
Goldman       Silver Spot Price of $14.708/oz.  Silver Price Average/Term and
Sachs            and the LBMA Silver Price      the Fixed Silver Spot Price of
International          Average/Term)                     $14.708/oz.
JPMorgan              (0.090)%/Monthly            Bloomberg Commodity Index/            --
                                                           Monthly
JPMorgan              (0.090)%/Monthly            Bloomberg Commodity Index/            --
                                                           Monthly

        SUNAMERICA SPECIALTY SERIES -- AIG COMMODITY STRATEGY FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019@ -- (CONTINUED)

OVER
THE
COUNTER
TOTAL
RETURN
SWAP
CONTRACTS(A)
-------------------------------------------------------------------------------------------------------------------------
             NOTIONAL                                                                                          UNREALIZED
    SWAP      AMOUNT   MATURITY  PAYMENTS RECEIVED (PAID)    TOTAL RETURN RECEIVED OR PAID  UPFRONT PREMIUMS APPRECIATION/
COUNTERPARTY (000'S)     DATE    BY THE PORTFOLIO/FREQUENCY     BY PORTFOLIO/FREQUENCY      PAID/(RECEIVED)  (DEPRECIATION)
------------ -------- ---------- --------------------------  -----------------------------  ---------------- --------------
  JPMorgan     $417   03/31/2020     (0.150)%/Monthly        S&P GSCI Grains Index Excess         $ --          $    --
                                                                    Return/Monthly
  JPMorgan      117   12/02/2019     (0.120)%/Monthly          Bloomberg Corn Subindex/             --               --
                                                                       Monthly
                254   12/31/2019     (0.400)%/Monthly           Bloomberg Soybean Meal              --               --
  Morgan                                                           Subindex/Monthly
  Stanley
                                                                                                  ----          -------
                                                                                                  $ --          $48,409
                                                                                                  ====          =======

--------
(a)The security is owned by the AIG Commodity Strategy Cayman Fund, Ltd. which is a wholly-owned subsidiary of the AIG Commodity Strategy Fund.

GSCI -- Goldman Sachs Commodity Index
LBMA -- London Bullion Market Association

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 3):

                               LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                   QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                               --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
U.S. Government Agencies......       $     --           $ 2,450,629             $ --          $ 2,450,629
U.S. Government Treasuries....             --             1,848,354               --            1,848,354
Common Stocks.................        486,095                    --               --              486,095
Options -- Purchased..........          2,520                    --               --                2,520
Short-Term Investment
 Securities...................             --            12,111,446               --           12,111,446
Repurchase Agreements.........             --            16,100,000               --           16,100,000
                                     --------           -----------             ----          -----------
TOTAL INVESTMENTS AT VALUE....       $488,615           $32,510,429             $ --          $32,999,044
                                     ========           ===========             ====          ===========
Other Financial Instruments:+
Futures Contracts.............       $621,584           $        --             $ --          $   621,584
Over the Counter Total Return
 Swap Contracts...............             --                48,409               --               48,409
                                     --------           -----------             ----          -----------
TOTAL OTHER FINANCIAL
 INSTRUMENTS..................       $621,584           $    48,409             $ --          $   669,993
                                     ========           ===========             ====          ===========

LIABILITIES:
Other Financial Instruments:+
Exchange Traded Written Call
 Options......................       $  3,529           $        --             $ --          $     3,529
Futures Contracts.............        207,100                    --               --              207,100
                                     --------           -----------             ----          -----------
TOTAL OTHER FINANCIAL
 INSTRUMENTS..................       $210,629           $        --             $ --          $   210,629
                                     ========           ===========             ====          ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.
@  Consolidated (see Note 2)

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- AIG ESG DIVIDEND FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2019 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Food-Misc./Diversified.................  9.9%
                 Investment Management/Advisor Services.  7.1
                 Cosmetics & Toiletries.................  5.5
                 Medical-Biomedical/Gene................  4.8
                 Computers..............................  4.3
                 Medical-Drugs..........................  3.8
                 Retail-Apparel/Shoe....................  3.4
                 Finance-Credit Card....................  3.2
                 Building Products-Air & Heating........  3.0
                 Retail-Home Furnishings................  2.9
                 Insurance-Property/Casualty............  2.9
                 Retail-Consumer Electronics............  2.9
                 Beverages-Non-alcoholic................  2.8
                 Engines-Internal Combustion............  2.8
                 Distribution/Wholesale.................  2.7
                 Human Resources........................  2.7
                 Electronic Components-Semiconductors...  2.7
                 Appliances.............................  2.7
                 Airlines...............................  2.6
                 Commercial Services-Finance............  2.5
                 Machinery-Construction & Mining........  2.5
                 Advertising Agencies...................  2.3
                 Networking Products....................  2.3
                 Apparel Manufacturers..................  2.3
                 Theaters...............................  2.2
                 Consumer Products-Misc.................  2.2
                 Oil-Field Services.....................  2.1
                 Steel-Producers........................  2.0
                 Retail-Major Department Stores.........  1.8
                 Commercial Services....................  1.8
                 Repurchase Agreements..................  1.8
                 Engineering/R&D Services...............  1.1
                                                         ----
                                                         99.6%
                                                         ====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- AIG ESG DIVIDEND FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019


                                                           VALUE
                    SECURITY DESCRIPTION          SHARES  (NOTE 3)
            -------------------------------------------------------
            COMMON STOCKS -- 97.8%
            ADVERTISING AGENCIES -- 2.3%
              Omnicom Group, Inc.................  9,416 $  726,821
                                                         ----------
            AIRLINES -- 2.6%
              Delta Air Lines, Inc............... 14,472    797,118
                                                         ----------
            APPAREL MANUFACTURERS -- 2.3%
              Hanesbrands, Inc................... 47,653    724,802
                                                         ----------
            APPLIANCES -- 2.7%
              Whirlpool Corp.....................  5,433    826,468
                                                         ----------
            BEVERAGES-NON-ALCOHOLIC -- 2.8%
              PepsiCo, Inc.......................  6,431    882,140
                                                         ----------
            BUILDING PRODUCTS-AIR & HEATING -- 3.0%
              Johnson Controls International PLC. 21,728    941,474
                                                         ----------
            COMMERCIAL SERVICES -- 1.8%
              Nielsen Holdings PLC............... 28,108    566,657
                                                         ----------
            COMMERCIAL SERVICES-FINANCE -- 2.5%
              H&R Block, Inc..................... 30,695    767,068
                                                         ----------
            COMPUTERS -- 4.3%
              Hewlett Packard Enterprise Co...... 46,356    760,702
              HP, Inc............................ 32,528    565,011
                                                         ----------
                                                          1,325,713
                                                         ----------
            CONSUMER PRODUCTS-MISC. -- 2.2%
              Clorox Co..........................  4,598    679,079
                                                         ----------
            COSMETICS & TOILETRIES -- 5.5%
              Colgate-Palmolive Co............... 11,113    762,352
              Procter & Gamble Co................  7,456    928,346
                                                         ----------
                                                          1,690,698
                                                         ----------
            DISTRIBUTION/WHOLESALE -- 2.7%
              KAR Auction Services, Inc.......... 33,883    842,331
                                                         ----------
            ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 2.7%
              Texas Instruments, Inc.............  7,131    841,387
                                                         ----------
            ENGINEERING/R&D SERVICES -- 1.1%
              Fluor Corp......................... 20,215    325,664
                                                         ----------
            ENGINES-INTERNAL COMBUSTION -- 2.8%
              Cummins, Inc.......................  4,943    852,569
                                                         ----------
            FINANCE-CREDIT CARD -- 3.2%
              Western Union Co................... 39,298    984,808
                                                         ----------
            FOOD-MISC./DIVERSIFIED -- 9.9%
              Campbell Soup Co................... 20,710    959,080
              General Mills, Inc................. 16,461    837,206
              Kellogg Co......................... 12,283    780,339
              Kraft Heinz Co..................... 15,221    492,095
                                                         ----------
                                                          3,068,720
                                                         ----------
            HUMAN RESOURCES -- 2.7%
              ManpowerGroup, Inc.................  9,256    841,556
                                                         ----------
            INSURANCE-PROPERTY/CASUALTY -- 2.9%
              First American Financial Corp...... 14,388    888,891
                                                         ----------
            INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 7.1%
              Franklin Resources, Inc............ 24,421    672,799
              Legg Mason, Inc.................... 19,600    730,296

                                                         SHARES/
                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                   AMOUNT    (NOTE 3)
   -------------------------------------------------------------------------
   INVESTMENT MANAGEMENT/ADVISOR SERVICES (CONTINUED)
     T. Rowe Price Group, Inc..........................    7,000  $   810,600
                                                                  -----------
                                                                    2,213,695
                                                                  -----------
   MACHINERY-CONSTRUCTION & MINING -- 2.5%
     Caterpillar, Inc..................................    5,541      763,550
                                                                  -----------
   MEDICAL-BIOMEDICAL/GENE -- 4.8%
     Amgen, Inc........................................    3,888      829,116
     Gilead Sciences, Inc..............................   10,412      663,348
                                                                  -----------
                                                                    1,492,464
                                                                  -----------
   MEDICAL-DRUGS -- 3.8%
     AbbVie, Inc.......................................   14,813    1,178,374
                                                                  -----------
   NETWORKING PRODUCTS -- 2.3%
     Cisco Systems, Inc................................   15,293      726,570
                                                                  -----------
   OIL-FIELD SERVICES -- 2.1%
     Baker Hughes Co...................................   29,953      640,994
                                                                  -----------
   RETAIL-APPAREL/SHOE -- 3.4%
     Foot Locker, Inc..................................   13,196      574,158
     Gap, Inc..........................................   29,010      471,703
                                                                  -----------
                                                                    1,045,861
                                                                  -----------
   RETAIL-CONSUMER ELECTRONICS -- 2.9%
     Best Buy Co., Inc.................................   12,374      888,824
                                                                  -----------
   RETAIL-HOME FURNISHINGS -- 2.9%
     Williams-Sonoma, Inc..............................   13,472      899,795
                                                                  -----------
   RETAIL-MAJOR DEPARTMENT STORES -- 1.8%
     Nordstrom, Inc....................................   15,824      568,082
                                                                  -----------
   STEEL-PRODUCERS -- 2.0%
     Nucor Corp........................................   11,748      632,630
                                                                  -----------
   THEATERS -- 2.2%
     Cinemark Holdings, Inc............................   18,652      682,663
                                                                  -----------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $29,697,011)...............................            30,307,466
                                                                  -----------
   REPURCHASE AGREEMENTS -- 1.8%
     Agreement with Fixed Income Clearing Corp.
      bearing interest at 0.25%, dated 10/31/2019, to
      be repurchased 11/01/2019 in the amount of
      $552,004 and collateralized by $545,000 of
      United States Treasury Notes, bearing interest
      at 2.38%, due 2/29/2024 and having an
      approximate value of $563,764 (cost
      $552,000)........................................ $552,000      552,000
                                                                  -----------
   TOTAL INVESTMENTS
      (cost $30,249,011)(1)............................     99.6%  30,859,466
   Other assets less liabilities.......................      0.4      114,080
                                                        --------  -----------
   NET ASSETS                                              100.0% $30,973,546
                                                        ========  ===========

--------
(1)See Note 6 for cost of investments on a tax basis.

        SUNAMERICA SPECIALTY SERIES -- AIG ESG DIVIDEND FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 3):

                               LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                   QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                               --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks.................      $30,307,466          $     --               $ --          $30,307,466
Repurchase Agreements.........               --           552,000                 --              552,000
                                    -----------          --------               ----          -----------
TOTAL INVESTMENTS AT VALUE....      $30,307,466          $552,000               $ --          $30,859,466
                                    ===========          ========               ====          ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- AIG FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO PROFILE -- OCTOBER 31, 2019 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                  Aerospace/Defense.................... 10.8%
                  Commercial Services-Finance.......... 10.3
                  Diversified Banking Institutions.....  7.8
                  Finance-Credit Card..................  5.9
                  Banks-Super Regional.................  5.8
                  Medical-Drugs........................  5.8
                  Telephone-Integrated.................  5.6
                  E-Commerce/Products..................  5.4
                  Medical Labs & Testing Services......  5.2
                  Cable/Satellite TV...................  5.2
                  Oil Companies-Integrated.............  5.2
                  Internet Content-Entertainment.......  5.1
                  Applications Software................  4.9
                  Agricultural Biotech.................  4.9
                  Real Estate Investment Trusts........  4.6
                  Electronic Components-Semiconductors.  3.8
                  Containers-Metal/Glass...............  2.6
                                                        ----
                                                        98.9%
                                                        ====

--------
*  Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- AIG FOCUSED ALPHA LARGE-CAP FUND PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019

                                                         VALUE
                  SECURITY DESCRIPTION        SHARES    (NOTE 3)
              ---------------------------------------------------
              COMMON STOCKS -- 98.9%
              AEROSPACE/DEFENSE -- 10.8%
               BAE Systems PLC ADR.......... 1,175,401 $35,685,174
               Boeing Co....................    93,461  31,768,329
                                                       -----------
                                                        67,453,503
                                                       -----------
              AGRICULTURAL BIOTECH -- 4.9%
               Corteva, Inc................. 1,152,594  30,405,430
                                                       -----------
              APPLICATIONS SOFTWARE -- 4.9%
               salesforce.com, Inc.+........   198,162  31,010,372
                                                       -----------
              BANKS-SUPER REGIONAL -- 5.8%
               US Bancorp...................   640,318  36,510,932
                                                       -----------
              CABLE/SATELLITE TV -- 5.2%
               Comcast Corp., Class A.......   726,695  32,570,470
                                                       -----------
              COMMERCIAL SERVICES-FINANCE -- 10.3%
               PayPal Holdings, Inc.+.......   319,282  33,237,256
               S&P Global, Inc..............   122,434  31,586,748
                                                       -----------
                                                        64,824,004
                                                       -----------
              CONTAINERS-METAL/GLASS -- 2.6%
               Ball Corp....................   234,023  16,374,589
                                                       -----------
              DIVERSIFIED BANKING INSTITUTIONS -- 7.8%
               Citigroup, Inc...............   232,800  16,729,008
               JPMorgan Chase & Co..........   259,260  32,386,759
                                                       -----------
                                                        49,115,767
                                                       -----------
              E-COMMERCE/PRODUCTS -- 5.4%
               Amazon.com, Inc.+............    19,161  34,042,582
                                                       -----------

                                                         VALUE
                  SECURITY DESCRIPTION        SHARES    (NOTE 3)
              ---------------------------------------------------
              ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 3.8%
               Texas Instruments, Inc....... 203,864  $ 24,053,913
                                                      ------------
              FINANCE-CREDIT CARD -- 5.9%
               Visa, Inc., Class A.......... 207,000    37,024,020
                                                      ------------
              INTERNET CONTENT-ENTERTAINMENT -- 5.1%
               Facebook, Inc., Class A+..... 168,192    32,233,997
                                                      ------------
              MEDICAL LABS & TESTING SERVICES -- 5.2%
               Laboratory Corp. of America
                 Holdings+.................. 199,576    32,884,138
                                                      ------------
              MEDICAL-DRUGS -- 5.8%
               Sanofi ADR................... 788,740    36,345,139
                                                      ------------
              OIL COMPANIES-INTEGRATED -- 5.2%
               BP PLC ADR................... 853,534    32,357,474
                                                      ------------
              REAL ESTATE INVESTMENT TRUSTS -- 4.6%
               Crown Castle International
                 Corp....................... 205,378    28,504,413
                                                      ------------
              TELEPHONE-INTEGRATED -- 5.6%
               Verizon Communications, Inc.. 581,173    35,143,531
                                                      ------------
              TOTAL INVESTMENTS
                 (cost $513,709,098)(1).....    98.9%  620,854,274
              Other assets less liabilities.     1.1     6,912,049
                                             -------  ------------
              NET ASSETS                       100.0% $627,766,323
                                             =======  ============

--------
+  Non-income producing security
(1)See Note 6 for cost of investments on a tax basis.

ADR -- American Depositary Receipt

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 3):

                        LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                            QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                        --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks..........     $620,854,274            $ --                 $ --          $620,854,274
                            ============            ====                 ====          ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- AIG FOCUSED GROWTH FUND/#/
        PORTFOLIO PROFILE -- OCTOBER 31, 2019 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                  Commercial Services-Finance.......... 14.4%
                  Finance-Credit Card..................  8.9
                  Internet Content-Entertainment.......  8.9
                  Real Estate Investment Trusts........  7.8
                  Aerospace/Defense....................  7.7
                  E-Commerce/Products..................  7.4
                  Applications Software................  7.3
                  Electronic Components-Semiconductors.  5.8
                  Resorts/Theme Parks..................  4.7
                  Hotels/Motels........................  4.5
                  Containers-Metal/Glass...............  3.9
                  Diagnostic Kits......................  2.5
                  Multimedia...........................  2.4
                  Auto-Cars/Light Trucks...............  2.0
                  Insurance-Property/Casualty..........  2.0
                  Commercial Services..................  1.9
                  Enterprise Software/Service..........  1.7
                  Finance-Investment Banker/Broker.....  1.5
                  Professional Sports..................  1.0
                  Satellite Telecom....................  0.7
                  Consulting Services..................  0.7
                  Racetracks...........................  0.7
                  E-Commerce/Services..................  0.6
                  Veterinary Diagnostics...............  0.4
                                                        ----
                                                        99.4%
                                                        ====

--------
* Calculated as a percentage of net assets
#  See Note 1

        SUNAMERICA SPECIALTY SERIES -- AIG FOCUSED GROWTH FUND/#/
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019

                                                             VALUE
                   SECURITY DESCRIPTION            SHARES   (NOTE 3)
          -----------------------------------------------------------
          COMMON STOCKS -- 99.4%
          AEROSPACE/DEFENSE -- 7.7%
           Boeing Co.............................. 124,029 $42,158,697
                                                           -----------
          APPLICATIONS SOFTWARE -- 7.3%
           salesforce.com, Inc.+.................. 255,885  40,043,444
                                                           -----------
          AUTO-CARS/LIGHT TRUCKS -- 2.0%
           Tesla, Inc.+...........................  35,000  11,022,200
                                                           -----------
          COMMERCIAL SERVICES -- 1.9%
           CoStar Group, Inc.+....................  18,575  10,207,334
                                                           -----------
          COMMERCIAL SERVICES-FINANCE -- 14.4%
           PayPal Holdings, Inc.+................. 359,974  37,473,293
           S&P Global, Inc........................ 158,098  40,787,703
                                                           -----------
                                                            78,260,996
                                                           -----------
          CONSULTING SERVICES -- 0.7%
           Gartner, Inc.+.........................  26,200   4,036,896
                                                           -----------
          CONTAINERS-METAL/GLASS -- 3.9%
           Ball Corp.............................. 305,022  21,342,389
                                                           -----------
          DIAGNOSTIC KITS -- 2.5%
           IDEXX Laboratories, Inc.+..............  47,000  13,395,470
                                                           -----------
          E-COMMERCE/PRODUCTS -- 7.4%
           Amazon.com, Inc.+......................  22,805  40,516,731
                                                           -----------
          E-COMMERCE/SERVICES -- 0.6%
           Zillow Group, Inc., Class A+........... 108,000   3,498,120
                                                           -----------
          ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 5.8%
           Texas Instruments, Inc................. 265,712  31,351,359
                                                           -----------
          ENTERPRISE SOFTWARE/SERVICE -- 1.7%
           Guidewire Software, Inc+...............  80,000   9,019,200
                                                           -----------
          FINANCE-CREDIT CARD -- 8.9%
           Visa, Inc., Class A.................... 271,061  48,481,971
                                                           -----------
          FINANCE-INVESTMENT BANKER/BROKER -- 1.5%
           Charles Schwab Corp.................... 205,000   8,345,550
                                                           -----------
          HOTELS/MOTELS -- 4.5%
           Hyatt Hotels Corp., Class A............ 329,750  24,645,515
                                                           -----------

                                                             VALUE
                  SECURITY DESCRIPTION            SHARES    (NOTE 3)
          ------------------------------------------------------------
          INSURANCE-PROPERTY/CASUALTY -- 2.0%
            Arch Capital Group, Ltd.+........... 259,700  $ 10,845,072
                                                          ------------
          INTERNET CONTENT-ENTERTAINMENT -- 8.9%
            Facebook, Inc., Class A+............ 252,109    48,316,690
                                                          ------------
          MULTIMEDIA -- 2.4%
            FactSet Research Systems, Inc.......  51,800    13,132,336
                                                          ------------
          PROFESSIONAL SPORTS -- 1.0%
            Manchester United PLC, Class A...... 320,800     5,366,984
                                                          ------------
          RACETRACKS -- 0.7%
            Penn National Gaming, Inc.+......... 175,000     3,730,125
                                                          ------------
          REAL ESTATE INVESTMENT TRUSTS -- 7.8%
            American Homes 4 Rent, Class A...... 100,000     2,647,000
            Crown Castle International Corp..... 268,069    37,205,297
            Gaming and Leisure Properties, Inc..  67,000     2,704,120
                                                          ------------
                                                            42,556,417
                                                          ------------
          RESORTS/THEME PARKS -- 4.7%
            Marriott Vacations Worldwide Corp...  38,000     4,177,340
            Vail Resorts, Inc...................  92,000    21,378,040
                                                          ------------
                                                            25,555,380
                                                          ------------
          SATELLITE TELECOM -- 0.7%
            Iridium Communications, Inc.+....... 166,500     4,074,255
                                                          ------------
          VETERINARY DIAGNOSTICS -- 0.4%
            Neogen Corp.+.......................  31,500     2,049,390
                                                          ------------
          TOTAL INVESTMENTS
             (cost $436,860,700)(1).............    99.4%  541,952,521
          Other assets less liabilities.........     0.6     3,457,972
                                                 -------  ------------
          NET ASSETS                               100.0% $545,410,493
                                                 =======  ============

--------
+  Non-income producing security
#  See Note 1
(1)See Note 6 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of October 31,2019 (see Note 3):

                        LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                            QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                        --------------------- ----------------- ---------------------- ------------
ASSETS:
Investments at Value:*
Common Stocks..........     $541,952,521            $ --                 $ --          $541,952,521
                            ============            ====                 ====          ============

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2019 -- (UNAUDITED)

INDUSTRY ALLOCATION*

             Domestic Fixed Income Investment Companies...... 28.9%
             Diversified Banking Institutions................  8.2
             International Fixed Income Investment Companies.  6.8
             Domestic Equity Investment Companies............  4.2
             Banks-Commercial................................  4.1
             Insurance-Life/Health...........................  2.9
             Insurance-Multi-line............................  2.5
             Electric-Integrated.............................  2.4
             Tobacco.........................................  2.3
             Domestic Mixed Allocation Investment Companies..  2.1
             Telephone-Integrated............................  2.1
             Pipelines.......................................  1.9
             Oil Companies-Integrated........................  1.8
             Sovereign Agency................................  1.6
             Insurance-Property/Casualty.....................  1.5
             Chemicals-Diversified...........................  1.5
             Auto-Cars/Light Trucks..........................  1.4
             Banks-Super Regional............................  1.3
             Electronic Components-Misc......................  1.1
             Building-Residential/Commercial.................  1.1
             Metal-Diversified...............................  1.0
             Coal............................................  1.0
             Diversified Manufacturing Operations............  0.8
             Retail-Apparel/Shoe.............................  0.7
             Closed-End Funds................................  0.7
             Auto/Truck Parts & Equipment-Original...........  0.6
             Computers-Memory Devices........................  0.6
             Metal Processors & Fabrication..................  0.6
             Aerospace/Defense...............................  0.6
             Real Estate Investment Trusts...................  0.6
             Building-Heavy Construction.....................  0.6
             Semiconductor Equipment.........................  0.5
             Capacitors......................................  0.5
             Medical-Drugs...................................  0.5
             Human Resources.................................  0.5
             Food-Misc./Diversified..........................  0.5
             Retail-Building Products........................  0.5
             Advertising Agencies............................  0.5
             Airlines........................................  0.5
             Electric-Generation.............................  0.5
             Building Products-Cement........................  0.5
             Auto-Heavy Duty Trucks..........................  0.5
             Real Estate Operations & Development............  0.5
             Computers.......................................  0.4
             Oil Companies-Exploration & Production..........  0.4
             Diversified Minerals............................  0.4
             Gas-Distribution................................  0.4
             Advertising Services............................  0.4
             Retail-Regional Department Stores...............  0.3
             Private Equity..................................  0.3
             Insurance-Reinsurance...........................  0.3
             Banks-Money Center..............................  0.3
             Cellular Telecom................................  0.2
             Agricultural Operations.........................  0.2
             Energy-Alternate Sources........................  0.2
             Finance-Credit Card.............................  0.1
             Banks-Fiduciary.................................  0.1
             Finance-Other Services..........................  0.1
             Food-Dairy Products.............................  0.1
             Electric-Distribution...........................  0.1
                                                              ----
                                                              97.8%
                                                              ====

--------
*  Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019


                                                             VALUE
                     SECURITY DESCRIPTION           SHARES  (NOTE 3)
            --------------------------------------------------------
            COMMON STOCKS -- 25.0%
            ADVERTISING AGENCIES -- 0.5%
              WPP PLC..............................  17,290 $215,724
                                                            --------
            ADVERTISING SERVICES -- 0.4%
              Publicis Groupe SA...................   3,857  165,831
                                                            --------
            AEROSPACE/DEFENSE -- 0.6%
              BAE Systems PLC......................  33,477  249,866
                                                            --------
            AIRLINES -- 0.5%
              Deutsche Lufthansa AG................  12,294  213,145
                                                            --------
            AUTO-CARS/LIGHT TRUCKS -- 1.4%
              Fiat Chrysler Automobiles NV.........  14,890  231,300
              Peugeot SA...........................   8,495  215,070
              Renault SA...........................   3,565  181,944
                                                            --------
                                                             628,314
                                                            --------
            AUTO-HEAVY DUTY TRUCKS -- 0.5%
              Volvo AB, Class B....................  13,411  200,560
                                                            --------
            AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.6%
              Valeo SA.............................   7,449  276,984
                                                            --------
            BUILDING PRODUCTS-CEMENT -- 0.5%
              Anhui Conch Cement Co., Ltd..........  33,500  200,719
                                                            --------
            BUILDING-HEAVY CONSTRUCTION -- 0.6%
              Bouygues SA..........................   5,780  244,964
                                                            --------
            BUILDING-RESIDENTIAL/COMMERCIAL -- 1.1%
              Barratt Developments PLC.............  26,879  219,769
              Persimmon PLC........................   8,678  255,959
                                                            --------
                                                             475,728
                                                            --------
            CAPACITORS -- 0.5%
              Walsin Technology Corp...............  39,000  235,098
                                                            --------
            CHEMICALS-DIVERSIFIED -- 1.5%
              Covestro AG*.........................   4,574  219,615
              DuPont de Nemours, Inc...............   2,984  196,675
              Mitsubishi Chemical Holdings Corp....  29,800  229,205
                                                            --------
                                                             645,495
                                                            --------
            CLOSED-END FUNDS -- 0.7%
              Bancroft Fund, Ltd...................  12,530  299,968
                                                            --------
            COAL -- 1.0%
              China Shenhua Energy Co., Ltd........  99,000  201,387
              Yanzhou Coal Mining Co., Ltd......... 224,000  227,832
                                                            --------
                                                             429,219
                                                            --------
            COMPUTERS -- 0.4%
              Lenovo Group, Ltd.................... 272,000  190,221
                                                            --------
            COMPUTERS-MEMORY DEVICES -- 0.6%
              Seagate Technology PLC...............   4,409  255,854
                                                            --------
            DIVERSIFIED MINERALS -- 0.4%
              BHP Group PLC........................   8,341  176,632
                                                            --------
            ELECTRONIC COMPONENTS-MISC. -- 1.1%
              Hon Hai Precision Industry Co., Ltd..  82,000  217,119
              Yageo Corp...........................  26,000  268,195
                                                            --------
                                                             485,314
                                                            --------
            FOOD-MISC./DIVERSIFIED -- 0.5%
              Kraft Heinz Co.......................   6,720  217,258
                                                            --------

                                                           VALUE
                   SECURITY DESCRIPTION          SHARES   (NOTE 3)
            --------------------------------------------------------
            HUMAN RESOURCES -- 0.5%
              Adecco Group AG...................   3,845 $   227,933
                                                         -----------
            MEDICAL-DRUGS -- 0.5%
              GlaxoSmithKline PLC...............  10,117     231,776
                                                         -----------
            METAL PROCESSORS & FABRICATION -- 0.6%
              Catcher Technology Co., Ltd.......  30,000     254,267
                                                         -----------
            METAL-DIVERSIFIED -- 1.0%
              MMC Norilsk Nickel PJSC ADR.......   9,191     254,591
              Rio Tinto PLC.....................   3,424     178,032
                                                         -----------
                                                             432,623
                                                         -----------
            OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.4%
              CNOOC, Ltd........................ 119,000     178,592
                                                         -----------
            OIL COMPANIES-INTEGRATED -- 1.8%
              China Petroleum & Chemical Corp... 312,000     179,174
              Eni SpA...........................  12,411     187,836
              Equinor ASA.......................  10,132     187,410
              Lukoil PJSC ADR...................   2,470     227,141
                                                         -----------
                                                             781,561
                                                         -----------
            REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.5%
              Country Garden Holdings Co., Ltd.. 141,000     196,494
                                                         -----------
            RETAIL-APPAREL/SHOE -- 0.7%
              Gap, Inc..........................  11,424     185,754
              L Brands, Inc.....................   8,170     139,217
                                                         -----------
                                                             324,971
                                                         -----------
            RETAIL-BUILDING PRODUCTS -- 0.5%
              Wesfarmers, Ltd...................   7,884     216,089
                                                         -----------
            RETAIL-REGIONAL DEPARTMENT STORES -- 0.3%
              Macy's, Inc.......................   9,741     147,674
                                                         -----------
            SEMICONDUCTOR EQUIPMENT -- 0.5%
              Globalwafers Co., Ltd.............  20,000     239,812
                                                         -----------
            TELEPHONE-INTEGRATED -- 2.0%
              BT Group PLC......................  85,427     226,517
              CenturyLink, Inc..................  17,123     221,572
              Orange SA.........................  13,596     218,962
              Telefonica SA.....................  24,688     189,300
                                                         -----------
                                                             856,351
                                                         -----------
            TOBACCO -- 2.3%
              Altria Group, Inc.................   4,213     188,700
              British American Tobacco PLC......   5,695     199,327
              Imperial Brands PLC...............   8,157     178,822
              Japan Tobacco, Inc................   9,100     206,960
              Philip Morris International, Inc..   2,551     207,754
                                                         -----------
                                                             981,563
                                                         -----------
            TOTAL COMMON STOCKS
               (cost $11,191,804)...............          10,876,600
                                                         -----------
            PREFERRED SECURITIES -- 8.0%
            AGRICULTURAL OPERATIONS -- 0.2%
              CHS, Inc.
               Series 4
               7.50%............................   3,756     103,966
                                                         -----------

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                          VALUE
                    SECURITY DESCRIPTION          SHARES (NOTE 3)
              --------------------------------------------------
              PREFERRED SECURITIES (CONTINUED)
              BANKS-COMMERCIAL -- 0.5%
                Citizens Financial Group, Inc.
                 Series E
                 5.00%........................... 1,125  $ 28,080
                Citizens Financial Group, Inc.
                 Series D
                 6.35%...........................   294     8,247
                First Republic Bank
                 Series I
                 5.50%........................... 1,550    41,230
                Regions Financial Corp.
                 Series C
                 5.70%........................... 3,204    87,789
                Synovus Financial Corp.
                 Series E
                 5.88%........................... 2,000    52,880
                                                         --------
                                                          218,226
                                                         --------
              BANKS-FIDUCIARY -- 0.1%
                Northern Trust Corp.
                 Series E
                 4.70%........................... 1,600    40,096
                                                         --------
              BANKS-SUPER REGIONAL -- 0.2%
                Fifth Third Bancorp
                 Series A
                 6.00%........................... 1,208    33,172
                Wells Fargo & Co.
                 Series W
                 5.70%........................... 1,709    44,297
                Wells Fargo & Co.
                 Series Q
                 5.85%........................... 1,102    29,677
                                                         --------
                                                          107,146
                                                         --------
              DIVERSIFIED BANKING INSTITUTIONS -- 0.6%
                Bank of America Corp.
                 Series HH
                 5.88%........................... 1,450    39,353
                GMAC Capital Trust I FRS
                 Series 2
                 (3 ML+5.79%)
                 7.94%........................... 5,558   146,787
                JPMorgan Chase & Co.
                 Series GG
                 4.75%........................... 2,500    62,521
                                                         --------
                                                          248,661
                                                         --------
              ELECTRIC-DISTRIBUTION -- 0.1%
                Sempra Energy
                 5.75%........................... 1,060    28,090
                                                         --------
              ELECTRIC-INTEGRATED -- 0.8%
                CMS Energy Corp.
                 5.63%...........................   879    23,786
                CMS Energy Corp.
                 5.88%........................... 1,764    49,322
                Duke Energy Corp.
                 Series A
                 5.75%........................... 2,700    75,330

                                                                    VALUE
                     SECURITY DESCRIPTION                   SHARES (NOTE 3)
     ---------------------------------------------------------------------
     ELECTRIC-INTEGRATED (CONTINUED)
       Integrys Holding, Inc.
        6.00%.............................................. 4,090  $112,475
       NextEra Energy Capital Holdings, Inc.
        Series N
        5.65%.............................................. 3,868   107,414
                                                                   --------
                                                                    368,327
                                                                   --------
     ENERGY-ALTERNATE SOURCES -- 0.2%
       Algonquin Power & Utilities Corp.
        Series 19-A
        6.20%.............................................. 1,764    48,986
       Algonquin Power & Utilities Corp.
        6.88%.............................................. 1,500    41,925
                                                                   --------
                                                                     90,911
                                                                   --------
     FINANCE-CREDIT CARD -- 0.1%
       Capital One Financial Corp.
        Series I
        5.00%.............................................. 2,116  $ 53,175
                                                                   --------
     FINANCE-OTHER SERVICES -- 0.1%
       National Rural Utilities Cooperative Finance Corp.
        Series US
        5.50%.............................................. 1,286    35,494
                                                                   --------
     GAS-DISTRIBUTION -- 0.4%
       NiSource, Inc.
        Series B
        6.50%.............................................. 1,490    41,288
       South Jersey Industries, Inc.
        5.63%.............................................. 2,800    73,388
       Spire, Inc.
        Series A
        5.90%.............................................. 2,150    58,179
                                                                   --------
                                                                    172,855
                                                                   --------
     INSURANCE-LIFE/HEALTH -- 0.6%
       Athene Holding, Ltd.
        Series B
        5.63%.............................................. 1,425    37,777
       Athene Holding, Ltd.
        Series A
        6.35%.............................................. 4,175   117,359
       Prudential Financial, Inc.
        5.63%..............................................   750    20,355
       Unum Group
        6.25%.............................................. 3,160    86,710
                                                                   --------
                                                                    262,201
                                                                   --------
     INSURANCE-MULTI-LINE -- 0.6%
       Aegon Funding Corp. II
        5.10%.............................................. 3,500    90,160
       Allstate Corp.
        Series H
        5.10%.............................................. 4,525   118,691
       Voya Financial, Inc.
        Series B
        5.35%.............................................. 2,123    57,554
                                                                   --------
                                                                    266,405
                                                                   --------

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                             VALUE
                    SECURITY DESCRIPTION             SHARES (NOTE 3)
           --------------------------------------------------------
           PREFERRED SECURITIES (CONTINUED)
           INSURANCE-PROPERTY/CASUALTY -- 0.5%
             Arch Capital Group, Ltd.
              Series E
              5.25%................................. 1,572  $ 40,086
             Enstar Group, Ltd.
              Series D
              7.00%................................. 3,466    94,830
             WR Berkley Corp.
              5.70%................................. 2,700    71,334
                                                            --------
                                                             206,250
                                                            --------
           INSURANCE-REINSURANCE -- 0.3%
             PartnerRe, Ltd.
              Series I
              5.88%................................. 1,400    36,820
             RenaissanceRe Holdings, Ltd.
              Series F
              5.75%................................. 3,319    89,646
                                                            --------
                                                             126,466
                                                            --------
           PIPELINES -- 0.4%
             Enbridge, Inc.
              Series B
              6.38%................................. 1,508    41,410
             Energy Transfer Operating LP
              Series E
              7.60%................................. 1,800    45,504
             Energy Transfer Operating LP
              Series D
              7.63%................................. 3,550    87,614
                                                            --------
                                                             174,528
                                                            --------
           PRIVATE EQUITY -- 0.3%
             Apollo Global Management, Inc.
              Series B
              6.38%................................. 5,351   144,102
                                                            --------
           REAL ESTATE INVESTMENT TRUSTS -- 0.6%
             Global Net Lease, Inc.
              Series A
              7.25%................................. 1,943    50,926
             Monmouth Real Estate Investment Corp.
              Series C
              6.13%................................. 2,000    50,000
             SITE Centers Corp.
              Series A
              6.38%................................. 1,700    45,900
             Spirit Realty Capital, Inc.
              Series A
              6.00%................................. 2,417    63,156
             Summit Hotel Properties, Inc.
              Series E
              6.25%................................. 1,389    37,156
                                                            --------
                                                             247,138
                                                            --------
           SOVEREIGN AGENCY -- 1.3%
             AgriBank FCB
              6.88%................................. 1,250   135,000
             CoBank ACB
              Series F
              6.25%.................................   900    95,400

                                                 SHARES/
                                                PRINCIPAL   VALUE
                  SECURITY DESCRIPTION           AMOUNT    (NOTE 3)
           --------------------------------------------------------
           SOVEREIGN AGENCY -- (CONTINUED)
             CoBank ACB
              Series H
              6.20%............................      700  $   75,425
             Farm Credit Bank of Texas
              6.75%*...........................    1,200     129,600
             Farm Credit Bank of Texas
              Series 1
              10.00%...........................      100     111,000
                                                          ----------
                                                             546,425
                                                          ----------
           TELEPHONE-INTEGRATED -- 0.1%
             AT&T, Inc.
              5.63%............................    1,800      49,536
                                                          ----------
           TOTAL PREFERRED SECURITIES
              (cost $3,315,416)................            3,489,998
                                                          ----------
           PREFERRED SECURITIES/CAPITAL SECURITIES -- 22.4%
           BANKS-COMMERCIAL -- 3.6%
             Australia & New Zealand Banking
              Group, Ltd.
              6.75% due 06/15/2026*(1)......... $200,000     225,250
             BB&T Corp.
              4.80% due 09/01/2024(1)..........   35,000      35,613
             Citizens Financial Group, Inc.
              Series C
              6.38% due 04/06/2024(1)..........   35,000      37,187
             DNB Bank ASA
              6.50% due 03/26/2022(1)..........  200,000     210,006
             ING Groep NV
              6.50% due 04/16/2025(1)..........  200,000     212,480
             ING Groep NV
              6.88% due 04/16/2022(1)..........  200,000     211,000
             Nordea Bank Abp
              6.63% due 03/26/2026*(1).........  200,000     218,000
             Standard Chartered PLC
              7.75% due 04/02/2023*(1).........  200,000     217,750
             Svenska Handelsbanken AB
              6.25% due 03/01/2024(1)..........  200,000     214,000
                                                          ----------
                                                           1,581,286
                                                          ----------
           BANKS-MONEY CENTER -- 0.3%
             HSBC Capital Funding Dollar 1 LP
              10.18% due 06/30/2030*(1)........   75,000     123,281
                                                          ----------
           BANKS-SUPER REGIONAL -- 1.1%
             First Union Capital II
              Series A
              7.95% due 11/15/2029.............   15,000      20,535
             SunTrust Banks, Inc.
              Series H
              5.13% due 12/15/2027(1)..........   95,000      97,019
             Wells Fargo & Co.
              Series U
              5.88% due 06/15/2025(1)..........   66,000      73,095
             Wells Fargo & Co. FRS
              Series K
              5.89% (3 ML+3.77%)
              due 12/15/2019(1)................  116,000     117,450
             Wells Fargo Capital X
              5.95% due 12/01/2086.............  115,000     144,328
                                                          ----------
                                                             452,427
                                                          ----------

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                PRINCIPAL     VALUE
                 SECURITY DESCRIPTION            AMOUNT      (NOTE 3)
          -----------------------------------------------------------
          PREFERRED SECURITIES/CAPITAL SECURITIES (CONTINUED)
          CELLULAR TELECOM -- 0.2%
            Vodafone Group PLC
             7.00% due 04/04/2079............. $     90,000 $  104,252
                                                            ----------
          DIVERSIFIED BANKING INSTITUTIONS -- 7.6%
            Bank of America Corp.
             Series FF
             5.88% due 03/15/2028(1)..........      152,000    167,117
            Bank of America Corp.
             Series AA
             6.10% due 03/17/2025(1)..........      120,000    132,814
            Bank of America Corp.
             Series X
             6.25% due 09/05/2024(1)..........      174,000    192,444
            Bank of America Corp.
             Series Z
             6.50% due 10/23/2024(1)..........       92,000    104,316
            BNP Paribas SA
             7.38% due 08/19/2025*(1).........      200,000    226,000
            BNP Paribas SA
             7.63% due 03/30/2021*(1).........      200,000    210,000
            Citigroup, Inc.
             5.90% due 02/15/2023(1)..........       60,000     63,525
            Citigroup, Inc.
             Junior Sub. Notes
             5.95% due 01/30/2023(1)..........       71,000     74,994
            Citigroup, Inc.
             Series T
             6.25% due 08/15/2026(1)..........      156,000    175,890
            Credit Agricole SA
             8.13% due 12/23/2025*(1).........      200,000    239,500
            Credit Suisse Group AG
             7.50% due 07/17/2023*(1).........      200,000    215,680
            Goldman Sachs Group, Inc.
             Series Q
             5.50% due 08/10/2024(1)..........       50,000     53,485
            HSBC Holdings PLC
             6.50% due 03/23/2028(1)..........      200,000    211,750
            JPMorgan Chase & Co.
             Series X
             6.10% due 10/01/2024(1)..........       70,000     76,848
            JPMorgan Chase & Co.
             Series S
             6.75% due 02/01/2024(1)..........      132,000    147,276
            Lloyds Banking Group PLC
             7.50% due 09/27/2025(1)..........      200,000    220,038
            Royal Bank of Scotland Group PLC
             7.65% due 09/30/2031(1)..........       70,000     99,421
            Societe Generale SA
             7.38% due 09/13/2021*(1).........      200,000    210,500
            UBS Group Funding Switzerland AG
             7.00% due 01/31/2024*(1).........      200,000    214,500
            UniCredit SpA
             7.50% due 06/03/2026(1)..........  EUR 200,000    254,567
                                                            ----------
                                                             3,290,665
                                                            ----------
          DIVERSIFIED MANUFACTURING OPERATIONS -- 0.6%
            General Electric Co.
             Series D
             5.00% due 01/21/2021(1)..........      277,000    266,959
                                                            ----------

                                                       PRINCIPAL  VALUE
                   SECURITY DESCRIPTION                 AMOUNT   (NOTE 3)
       -----------------------------------------------------------------
       ELECTRIC-GENERATION -- 0.5%
         Electricite de France SA
          5.25% due 01/29/2023*(1).................... $200,000  $206,500
                                                                 --------
       ELECTRIC-INTEGRATED -- 1.6%
         Duke Energy Corp.
          4.88% due 09/16/2024(1).....................   90,000    94,950
         Emera, Inc.
          Series 16-A
          6.75% due 06/15/2076........................  183,000   205,776
         Enel SpA
          8.75% due 09/24/2073*.......................  200,000   235,000
         NextEra Energy Capital Holdings, Inc.
          Company Guar. Notes
          5.65% due 05/01/2079........................   95,000   104,809
         Southern Co.
          Series B
          5.50% due 03/15/2057........................   35,000    36,622
                                                                 --------
                                                                  677,157
                                                                 --------
       INSURANCE-LIFE/HEALTH -- 2.2%
         Dai-ichi Life Insurance Co., Ltd.
          5.10% due 10/28/2024*(1)....................  200,000   217,974
         Dai-ichi Life Insurance Co., Ltd.
          7.25% due 07/25/2021*(1)....................   50,000    54,080
         Meiji Yasuda Life Insurance Co.
          5.10% due 04/26/2048*.......................  200,000   225,445
         Nippon Life Insurance Co.
          5.10% due 10/16/2044*.......................  200,000   218,472
         Prudential Financial, Inc.
          5.20% due 03/15/2044........................   40,000    42,607
         Prudential Financial, Inc.
          5.63% due 06/15/2043........................  197,000   213,252
                                                                 --------
                                                                  971,830
                                                                 --------
       INSURANCE-MULTI-LINE -- 1.9%
         Assurant, Inc.
          7.00% due 03/27/2048........................  100,000   110,500
         AXA SA
          8.60% due 12/15/2030........................   25,000    36,280
         Hartford Financial Services Group, Inc. FRS
          4.28% (3 ML+2.13%)
          due 02/12/2067*.............................   95,000    83,786
         MetLife Capital Trust IV
          7.88% due 12/15/2067*.......................  100,000   132,750
         MetLife, Inc.
          Series D
          5.88% due 03/15/2028(1).....................   38,000    41,439
         MetLife, Inc.
          9.25% due 04/08/2038*.......................  100,000   145,811
         MetLife, Inc.
          10.75% due 08/01/2069.......................   85,000   139,786
         Voya Financial, Inc.
          5.65% due 05/15/2053........................  141,000   149,108
                                                                 --------
                                                                  839,460
                                                                 --------
       INSURANCE-PROPERTY/CASUALTY -- 1.0%
         Mitsui Sumitomo Insurance Co., Ltd.
          4.95% due 03/06/2029*(1)....................  200,000   223,390

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

                                                         SHARES/
                                                        PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                   AMOUNT    (NOTE 3)
    -----------------------------------------------------------------------
    PREFERRED SECURITIES/CAPITAL SECURITIES (CONTINUED)
    INSURANCE-PROPERTY/CASUALTY (CONTINUED)
      QBE Insurance Group, Ltd.
       6.75% due 12/02/2044............................ $200,000  $  222,000
                                                                  ----------
                                                                     445,390
                                                                  ----------
    PIPELINES -- 1.5%
      Enbridge, Inc.
       Series 16-A
       6.00% due 01/15/2077............................   99,000     104,445
      Enbridge, Inc.
       Sub. Notes
       6.25% due 03/01/2078............................  104,000     111,850
      Transcanada Trust
       5.50% due 09/15/2079............................  150,000     160,125
      TransCanada Trust
       5.63% due 05/20/2075............................   55,000      57,681
      TransCanada Trust
       Series 16-A
       5.88% due 08/15/2076............................  178,000     193,130
                                                                  ----------
                                                                     627,231
                                                                  ----------
    SOVEREIGN AGENCY -- 0.3%
      CoBank ACB
       Series I
       6.25% due 10/01/2026(1).........................  123,000     132,009
                                                                  ----------
    TOTAL PREFERRED SECURITIES/CAPITAL SECURITIES
       (cost $9,139,639)...............................            9,718,447
                                                                  ----------
    REGISTERED INVESTMENT COMPANIES(2) -- 42.0%
    DOMESTIC EQUITY INVESTMENT COMPANIES -- 4.2%
      Adams Diversified Equity Fund, Inc...............    6,253     100,673
      Eaton Vance Tax-Advantaged Dividend Income
       Fund............................................   13,815     344,684
      Eaton Vance Tax-Managed Diversified Equity
       Income Fund.....................................   15,996     190,672
      First Trust Energy Income and Growth Fund........    7,168     151,317
      Gabelli Dividend & Income Trust..................   12,562     260,033
      Gabelli Equity Trust, Inc........................   44,939     270,533
      Reaves Utility Income Fund.......................   11,821     438,441
      Tortoise Midstream Energy Fund, Inc..............    6,642      74,457
                                                                  ----------
                                                                   1,830,810
                                                                  ----------
    DOMESTIC FIXED INCOME INVESTMENT COMPANIES -- 28.9%
      AllianzGI Convertible & Income Fund II...........   10,354      51,459
      BlackRock Corporate High Yield Fund, Inc.........   75,129     821,160
      BlackRock Floating Rate Income Strategies Fund,
       Inc.............................................    6,110      77,658
      BlackRock Limited Duration Income Trust..........   18,879     301,686
      BlackRock MuniHoldings Investment Quality
       Fund............................................    7,861     105,102
      BlackRock MuniYield Quality Fund III, Inc........    8,618     116,084
      BlackRock Taxable Municipal Bond Trust...........   12,827     305,283
      Calamos Convertible and High Income Fund.........   61,997     688,167
      DoubleLine Income Solutions Fund.................   28,161     561,530
      Eaton Vance Limited Duration Income Fund.........   44,611     569,682
      Eaton Vance Senior Floating-Rate Trust...........    7,841     101,227
      Eaton Vance Senior Income Trust..................   28,742     177,913
      Flaherty & Crumrine Preferred Securities Income
       Fund, Inc.......................................   38,160     814,716

                                                       SHARES/
                                                      PRINCIPAL   VALUE
                 SECURITY DESCRIPTION                  AMOUNT    (NOTE 3)
    ----------------------------------------------------------------------
    DOMESTIC FIXED INCOME INVESTMENT COMPANIES (CONTINUED)
      Flaherty & Crumrine Total Return Fund, Inc.....   20,825  $   480,225
      Franklin Limited Duration Income Trust.........   15,233      141,819
      Guggenheim Taxable Municipal Managed Duration
       Trust.........................................   14,301      339,649
      Invesco Dynamic Credit Opportunities Fund......   30,138      333,326
      John Hancock Preferred Income Fund.............   32,581      740,892
      MFS Multimarket Income Trust...................   28,969      174,104
      New America High Income Fund, Inc..............   94,470      845,506
      Nuveen AMT-Free Quality Municipal Income
       Fund..........................................   13,977      198,473
      Nuveen Credit Strategies Income Fund...........   70,168      517,138
      Nuveen Floating Rate Income Fund...............    8,667       81,730
      Nuveen Floating Rate Income Opportunity Fund...   13,139      124,821
      Nuveen Municipal Credit Income Fund............    8,264      132,472
      Nuveen Municipal Value Fund, Inc...............    4,572       47,686
      Nuveen Preferred Income Opportunities Fund.....   88,204      888,214
      Nuveen Short Duration Credit Opportunities
       Fund..........................................   10,266      148,960
      PIMCO Corporate & Income Opportunity Fund......   16,280      302,808
      PIMCO Dynamic Credit and Mortgage Income
       Fund..........................................   35,335      889,735
      PIMCO Income Strategy Fund II..................   57,760      609,946
      Pioneer Floating Rate Trust....................   12,997      136,079
      Pioneer High Income Trust......................   42,175      398,554
      Wells Fargo Income Opportunities Fund..........   22,011      180,270
      Western Asset High Yield Defined Opportunity
       Fund, Inc.....................................   10,089      155,270
                                                                -----------
                                                                 12,559,344
                                                                -----------
    DOMESTIC MIXED ALLOCATION INVESTMENT COMPANY -- 2.1%
      Flaherty & Crumrine Dynamic Preferred and
       Income Fund, Inc..............................   35,372      927,454
                                                                -----------
    INTERNATIONAL FIXED INCOME INVESTMENT COMPANIES -- 6.8%
      AllianceBernstein Global High Income Fund,
       Inc...........................................   21,083      252,364
      BrandywineGLOBAL Global Income Opportunities
       Fund, Inc.....................................   20,763      256,423
      Nuveen Preferred & Income Term Fund............   21,487      536,960
      PIMCO Dynamic Income Fund......................   18,467      614,582
      PIMCO Income Opportunity Fund..................   24,605      666,303
      Wells Fargo Multi-Sector Income Fund...........   21,301      269,884
      Western Asset Global Corporate Defined
       Opportunity Fund, Inc.........................    7,087      123,101
      Western Asset Global High Income Fund, Inc.....   22,138      216,952
                                                                -----------
                                                                  2,936,569
                                                                -----------
    TOTAL REGISTERED INVESTMENT COMPANIES
       (cost $18,153,799)............................           $18,254,177
                                                                -----------
    U.S. CORPORATE BONDS & NOTES -- 0.4%
    DIVERSIFIED MANUFACTURING OPERATIONS -- 0.2%
      General Electric Capital Corp.
       Senior Notes
       5.88% due 01/14/2038..........................  $48,000       57,446
      General Electric Capital Corp.
       Senior Notes
       6.88% due 01/10/2039..........................   31,000       41,041
                                                                -----------
                                                                     98,487
                                                                -----------

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                               PRINCIPAL   VALUE
                 SECURITY DESCRIPTION           AMOUNT    (NOTE 3)
           --------------------------------------------------------
           U.S. CORPORATE BONDS & NOTES (CONTINUED)
           FOOD-DAIRY PRODUCTS -- 0.1%
             Land O' Lakes, Inc.
              Junior Sub. Notes
              7.25% due 04/04/2027*(1)........  $30,000  $    28,800
                                                         -----------
           INSURANCE-LIFE/HEALTH -- 0.1%
             Brighthouse Financial, Inc.
              Senior Notes
              4.70% due 06/22/2047............   70,000       62,278
                                                         -----------
           TOTAL U.S. CORPORATE BONDS & NOTES
              (cost $174,860).................               189,565
                                                         -----------
           RIGHTS -- 0.0%
           DOMESTIC FIXED INCOME INVESTMENT COMPANIES -- 0.0%
             Gabelli Dividend & Income Trust
              Expires 11/15/2019
              (Strike Price $20.00 USD)
              (cost $0).......................   20,294          893
                                                         -----------
           TOTAL INVESTMENTS
              (cost $41,975,518)(3)...........     97.8%  42,529,680
           Other assets less liabilities......      2.2      942,934
                                                -------  -----------
           NET ASSETS                             100.0% $43,472,614
                                                =======  ===========

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At October 31, 2019, the aggregate value of these securities was $4,221,684 representing 9.7% of net assets.
(1)Perpetual maturity -- maturity date reflects the next call date.
(2)Represents common shares of closed-end investment companies.
(3)See Note 6 for cost of investments on a tax basis.

ADR -- American Depositary Receipt
EUR -- Euro Currency
FRS -- Floating Rate Security
The rates shown on FRS are the current interest rates at October 31, 2019 and unless noted otherwise, the dates shown are the original maturity dates.

Index Legend

3 ML -- 3 Month USD LIBOR

FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------------------------------------------
                                                                                 DELIVERY   UNREALIZED   UNREALIZED
               COUNTERPARTY                 CONTRACT TO DELIVER IN EXCHANGE FOR    DATE    APPRECIATION DEPRECIATION
------------------------------------------- ------------------- --------------- ---------- ------------ ------------
Brown Brothers Harriman and Co.             EUR     465,298     USD   508,596   11/04/2019     $ --       $(10,350)
                                            EUR     234,491     USD   261,827   12/03/2019       --           (191)
                                            USD     518,603     EUR   465,298   11/04/2019      344             --
                                                                                               ----       --------
Net Unrealized Appreciation (Depreciation)                                                     $344       $(10,541)
                                                                                               ====       ========

EUR -- Euro Currency
USD -- United States Dollar

        SUNAMERICA SPECIALTY SERIES -- AIG INCOME EXPLORER FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 3):

                                         LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                             QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                                         --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks...........................      $10,876,600         $        --             $ --          $10,876,600
Preferred Securities:
   Electric-Integrated..................          255,852             112,475               --              368,327
   Sovereign Agency.....................           75,425             471,000               --              546,425
   Other Industries.....................        2,575,246                  --               --            2,575,246
Preferred Securities/Capital Securities.               --           9,718,447               --            9,718,447
Registered Investment Companies.........       18,254,177                  --               --           18,254,177
U.S. Corporate Bonds & Notes............               --             189,565               --              189,565
Rights..................................              893                  --               --                  893
                                              -----------         -----------             ----          -----------
TOTAL INVESTMENTS AT VALUE..............      $32,038,193         $10,491,487             $ --          $42,529,680
                                              ===========         ===========             ====          ===========
Other Financial Instruments:+
Forward Foreign Currency Contracts......      $        --         $       344             $ --          $       344
                                              ===========         ===========             ====          ===========

LIABILITIES:
Other Financial Instruments:+
Forward Foreign Currency Contracts......      $        --         $    10,541             $ --          $    10,541
                                              ===========         ===========             ====          ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2019 -- (UNAUDITED)

INDUSTRY ALLOCATION*

             Banks-Commercial................................ 6.5%
             Real Estate Investment Trusts................... 5.4
             Medical-Biomedical/Gene......................... 4.0
             Medical-Drugs................................... 3.1
             Medical Products................................ 2.4
             Human Resources................................. 2.4
             Consulting Services............................. 2.4
             Internet Content-Information/News............... 2.2
             Investment Management/Advisor Services.......... 1.9
             Electronic Measurement Instruments.............. 1.8
             Medical-Outpatient/Home Medical................. 1.7
             Enterprise Software/Service..................... 1.6
             Food-Wholesale/Distribution..................... 1.6
             Transport-Marine................................ 1.4
             Finance-Consumer Loans.......................... 1.4
             Electronic Components-Semiconductors............ 1.3
             Commercial Services-Finance..................... 1.3
             Water Treatment Systems......................... 1.2
             Recreational Vehicles........................... 1.2
             Retail-Restaurants.............................. 1.1
             Savings & Loans/Thrifts......................... 1.1
             Medical Information Systems..................... 1.1
             Commercial Services............................. 1.1
             Building-Residential/Commercial................. 1.1
             Exchange-Traded Funds........................... 1.1
             Auto/Truck Parts & Equipment-Original........... 1.0
             Semiconductor Equipment......................... 1.0
             MRI/Medical Diagnostic Imaging.................. 1.0
             Computer Software............................... 1.0
             Applications Software........................... 1.0
             Auto/Truck Parts & Equipment-Replacement........ 1.0
             Disposable Medical Products..................... 0.9
             Hazardous Waste Disposal........................ 0.9
             Building-Heavy Construction..................... 0.9
             Electronic Security Devices..................... 0.8
             Water........................................... 0.8
             Optical Supplies................................ 0.8
             Computers-Integrated Systems.................... 0.8
             Schools......................................... 0.8
             Audio/Video Products............................ 0.8
             Oil-Field Services.............................. 0.8
             Retail-Building Products........................ 0.8
             Auto-Heavy Duty Trucks.......................... 0.7
             Chemicals-Specialty............................. 0.7
             Electric-Integrated............................. 0.7
             Therapeutics.................................... 0.7
             Retail-Computer Equipment....................... 0.7
             Casino Services................................. 0.7
             E-Services/Consulting........................... 0.7
             Internet Security............................... 0.7
             Airlines........................................ 0.6
             Aerospace/Defense............................... 0.6
             Gambling (Non-Hotel)............................ 0.6
             Containers-Paper/Plastic........................ 0.6
             Telecommunication Equipment..................... 0.6
             Insurance-Property/Casualty..................... 0.6
             Advertising Sales............................... 0.6
             Repurchase Agreements........................... 0.6
             Computer Services............................... 0.5
             Gas-Distribution................................ 0.5
             Internet Connectivity Services.................. 0.5

             E-Marketing/Info................................ 0.5%
             Building & Construction Products-Misc........... 0.5
             Industrial Audio & Video Products............... 0.5
             Finance-Credit Card............................. 0.5
             Networking Products............................. 0.5
             Pollution Control............................... 0.4
             Oil Companies-Exploration & Production.......... 0.4
             Telecom Equipment-Fiber Optics.................. 0.4
             Vitamins & Nutrition Products................... 0.4
             Electronic Components-Misc...................... 0.4
             Building Products-Doors & Windows............... 0.4
             Instruments-Scientific.......................... 0.3
             Oil Refining & Marketing........................ 0.3
             Medical Labs & Testing Services................. 0.3
             Machinery-General Industrial.................... 0.3
             Distribution/Wholesale.......................... 0.3
             Aerospace/Defense-Equipment..................... 0.3
             Building & Construction-Misc.................... 0.3
             Industrial Automated/Robotic.................... 0.3
             Metal Processors & Fabrication.................. 0.3
             Retail-Apparel/Shoe............................. 0.3
             Energy-Alternate Sources........................ 0.2
             Rental Auto/Equipment........................... 0.2
             Computer Data Security.......................... 0.2
             Retail-Automobile............................... 0.2
             Medical Instruments............................. 0.2
             Diversified Manufacturing Operations............ 0.2
             E-Commerce/Services............................. 0.2
             Office Furnishings-Original..................... 0.2
             Food-Misc./Diversified.......................... 0.2
             Engineering/R&D Services........................ 0.2
             Real Estate Management/Services................. 0.2
             Insurance-Life/Health........................... 0.2
             Footwear & Related Apparel...................... 0.2
             Consumer Products-Misc.......................... 0.2
             Insurance-Reinsurance........................... 0.2
             Finance-Investment Banker/Broker................ 0.2
             Chemicals-Diversified........................... 0.2
             Semiconductor Components-Integrated Circuits.... 0.2
             Financial Guarantee Insurance................... 0.2
             Apparel Manufacturers........................... 0.2
             Computers-Other................................. 0.2
             Machinery-Pumps................................. 0.2
             Transport-Truck................................. 0.2
             Power Converter/Supply Equipment................ 0.2
             Racetracks...................................... 0.2
             Building-Mobile Home/Manufactured Housing....... 0.2
             Diagnostic Equipment............................ 0.1
             Transport-Services.............................. 0.1
             Rubber/Plastic Products......................... 0.1
             U.S. Government Treasuries...................... 0.1
             Non-Hazardous Waste Disposal.................... 0.1
             Resorts/Theme Parks............................. 0.1
             Steel-Producers................................. 0.1
             Data Processing/Management...................... 0.1
             Insurance-Multi-line............................ 0.1
             Physical Therapy/Rehabilitation Centers......... 0.1
             Retail-Home Furnishings......................... 0.1
             Satellite Telecom............................... 0.1
             Miscellaneous Manufacturing..................... 0.1
             Medical-Hospitals............................... 0.1

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO PROFILE -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)

INDUSTRY ALLOCATION* (CONTINUED)

             Web Hosting/Design.............................. 0.1%
             Environmental Consulting & Engineering.......... 0.1
             Diagnostic Kits................................. 0.1
             Retail-Misc./Diversified........................ 0.1
             Health Care Cost Containment.................... 0.1
             Machinery-Electrical............................ 0.1
             Publishing-Newspapers........................... 0.1
             Electronic Parts Distribution................... 0.1
             Building Products-Wood.......................... 0.1
             Coal............................................ 0.1
             Security Services............................... 0.1
             Tools-Hand Held................................. 0.1
             Machine Tools & Related Products................ 0.1
             Firearms & Ammunition........................... 0.1
             Transport-Equipment & Leasing................... 0.1
             Retail-Discount................................. 0.1
             Athletic Equipment.............................. 0.1
             Electronics-Military............................ 0.1
             Paper & Related Products........................ 0.1
             Veterinary Diagnostics.......................... 0.1
             Cosmetics & Toiletries.......................... 0.1
             Printing-Commercial............................. 0.1
             Retail-Pawn Shops............................... 0.1
             Medical-Generic Drugs........................... 0.1
             Electric Products-Misc.......................... 0.1
             Telecom Services................................ 0.1
             Wire & Cable Products........................... 0.1
             Drug Delivery Systems........................... 0.1
             Healthcare Safety Devices....................... 0.1
             Wireless Equipment.............................. 0.1
             Oil Field Machinery & Equipment................. 0.1
             Electric-Generation............................. 0.1
             Medical-Nursing Homes........................... 0.1
             Tobacco......................................... 0.1
             Brewery......................................... 0.1
             Pastoral & Agricultural......................... 0.1
             Golf............................................ 0.1
             Cable/Satellite TV.............................. 0.1
             Identification Systems.......................... 0.1
             Poultry......................................... 0.1
             Machinery-Construction & Mining................. 0.1
             Linen Supply & Related Items.................... 0.1
             Finance-Mortgage Loan/Banker.................... 0.1
             Lasers-System/Components........................ 0.1
             Banks-Super Regional............................ 0.1
             Real Estate Operations & Development............ 0.1
             Batteries/Battery Systems....................... 0.1
             Instruments-Controls............................ 0.1
             Private Equity.................................. 0.1
             Banks-Mortgage.................................. 0.1
             Retail-Pet Food & Supplies...................... 0.1
             Retail-Petroleum Products....................... 0.1
             Steel-Specialty................................. 0.1
             Food-Confectionery.............................. 0.1
             Finance-Commercial.............................. 0.1
             Medical-HMO..................................... 0.1
             Beverages-Non-alcoholic......................... 0.1
             Chemicals-Plastics.............................. 0.1
             Building-Maintenance & Services................. 0.1
             Casino Hotels................................... 0.1
             Precious Metals................................. 0.1

             Insurance Brokers...............................  0.1%
             Auto Repair Centers.............................  0.1
             Home Furnishings................................  0.1
             Steel Pipe & Tube...............................  0.1
             Multimedia......................................  0.1
                                                              ----
                                                              99.5%
                                                              ====

--------
* Calculated as a percentage of net assets

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS -- 97.7%
        ADVANCED MATERIALS -- 0.0%
         Haynes International, Inc......................    120 $  4,135
                                                                --------
        ADVERTISING AGENCIES -- 0.0%
         MDC Partners, Inc., Class A+...................    550    1,722
         Telaria, Inc.+.................................    420    3,179
                                                                --------
                                                                   4,901
                                                                --------
        ADVERTISING SALES -- 0.6%
         Boston Omaha Corp., Class A+...................    100    2,246
         Clear Channel Outdoor Holdings, Inc.+..........    475    1,107
         National CineMedia, Inc........................ 30,484  255,913
                                                                --------
                                                                 259,266
                                                                --------
        ADVERTISING SERVICES -- 0.0%
         Fluent, Inc.+..................................    414      965
         Marchex, Inc., Class B+........................    349    1,155
         SharpSpring, Inc.+.............................     99    1,009
                                                                --------
                                                                   3,129
                                                                --------
        AEROSPACE/DEFENSE -- 0.6%
         AeroVironment, Inc.+...........................    207   12,002
         Kratos Defense & Security Solutions, Inc.+.....    875   16,520
         National Presto Industries, Inc................     49    4,219
         Park Aerospace Corp............................ 14,582  247,748
         Wesco Aircraft Holdings, Inc.+.................    517    5,697
                                                                --------
                                                                 286,186
                                                                --------
        AEROSPACE/DEFENSE-EQUIPMENT -- 0.3%
         AAR Corp.......................................    324   13,527
         Aerojet Rocketdyne Holdings, Inc.+.............    710   30,694
         Astronics Corp.+...............................    238    6,888
         Barnes Group, Inc..............................    458   26,770
         Coda Octopus Group, Inc.+......................     45      330
         Ducommun, Inc.+................................    105    5,206
         Kaman Corp.....................................    269   15,782
         Moog, Inc., Class A............................    313   26,201
         Triumph Group, Inc.............................    482   10,011
                                                                --------
                                                                 135,409
                                                                --------
        AGRICULTURAL BIOTECH -- 0.0%
         Calyxt, Inc.+..................................     91      417
                                                                --------
        AGRICULTURAL CHEMICALS -- 0.0%
         Intrepid Potash, Inc.+.........................    927    2,865
         Marrone Bio Innovations, Inc.+.................    504      665
                                                                --------
                                                                   3,530
                                                                --------
        AGRICULTURAL OPERATIONS -- 0.0%
         Alico, Inc.....................................     39    1,281
         Andersons, Inc.................................    306    5,636
         Cadiz, Inc.+...................................    128    1,516
         Limoneira Co...................................    152    2,876
         Phibro Animal Health Corp., Class A............    198    4,744
         Tejon Ranch Co.+...............................    204    3,280
                                                                --------
                                                                  19,333
                                                                --------
        AIRLINES -- 0.6%
         Allegiant Travel Co............................    126   21,084
         Hawaiian Holdings, Inc.........................    455   13,017
         Mesa Air Group, Inc.+.......................... 26,974  205,542

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        AIRLINES (CONTINUED)
         SkyWest, Inc...................................    486 $ 28,941
         Spirit Airlines, Inc.+.........................    666   25,015
                                                                --------
                                                                 293,599
                                                                --------
        APPAREL MANUFACTURERS -- 0.2%
         Centric Brands, Inc.+..........................    162      405
         Deckers Outdoor Corp.+.........................    285   43,576
         Delta Apparel, Inc.+...........................     60    1,497
         Kontoor Brands, Inc............................    430   16,340
         Oxford Industries, Inc.........................    161   11,086
         Superior Group of Cos., Inc....................    104    1,505
         Vince Holding Corp.+...........................     30      634
                                                                --------
                                                                  75,043
                                                                --------
        APPLIANCES -- 0.0%
         Hamilton Beach Brands Holding Co., Class A.....     63    1,175
         iRobot Corp.+..................................    267   12,832
                                                                --------
                                                                  14,007
                                                                --------
        APPLICATIONS SOFTWARE -- 1.0%
         Appfolio, Inc., Class A+.......................    153   14,876
         Brightcove, Inc.+..............................    372    3,538
         Ebix, Inc......................................    226    9,634
         Five9, Inc.+...................................    581   32,251
         GTY Technology Holdings, Inc.+.................    385    2,006
         Ideanomics, Inc.+..............................    497      572
         Immersion Corp.+...............................    303    2,491
         PDF Solutions, Inc.+...........................    274    4,428
         Upland Software, Inc.+.........................  9,337  349,951
         Verra Mobility Corp.+..........................  1,127   16,172
                                                                --------
                                                                 435,919
                                                                --------
        ATHLETIC EQUIPMENT -- 0.1%
         Clarus Corp....................................    228    2,907
         Fox Factory Holding Corp.+.....................    366   22,304
         Vista Outdoor, Inc.+...........................    562    3,766
         YETI Holdings, Inc.+...........................    301   10,026
                                                                --------
                                                                  39,003
                                                                --------
        AUDIO/VIDEO PRODUCTS -- 0.8%
         Daktronics, Inc................................    356    2,442
         Sonos, Inc.+...................................    686    8,973
         Universal Electronics, Inc.+...................  6,450  336,174
                                                                --------
                                                                 347,589
                                                                --------
        AUTO REPAIR CENTERS -- 0.1%
         Monro, Inc.....................................    317   22,225
                                                                --------
        AUTO-HEAVY DUTY TRUCKS -- 0.7%
         Blue Bird Corp.+............................... 16,057  313,754
         Navistar International Corp.+..................    482   15,077
         REV Group, Inc.................................    264    3,284
                                                                --------
                                                                 332,115
                                                                --------
        AUTO-TRUCK TRAILERS -- 0.0%
         Wabash National Corp...........................    522    7,444
                                                                --------
        AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 1.0%
         Adient PLC.....................................    852   18,054
         American Axle & Manufacturing Holdings, Inc.+..  1,088    9,096
         Cooper-Standard Holdings, Inc.+................    163    5,193

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL (CONTINUED)
         Dana, Inc......................................  1,404 $ 22,787
         Dorman Products, Inc.+.........................    262   18,851
         Gentherm, Inc.+................................    321   13,408
         Meritor, Inc.+.................................    771   16,985
         Methode Electronics, Inc.......................    356   12,246
         Miller Industries, Inc.........................    107    3,847
         Modine Manufacturing Co.+......................    482    5,509
         Spartan Motors, Inc............................ 17,973  313,988
         Telenav, Inc.+.................................    316    1,488
         Tenneco, Inc., Class A.........................    493    6,207
         Titan International, Inc.......................    487    1,300
         Visteon Corp.+.................................    272   25,302
                                                                --------
                                                                 474,261
                                                                --------
        AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 1.0%
         Commercial Vehicle Group, Inc.+................    295    2,151
         Douglas Dynamics, Inc..........................  8,892  416,412
         Motorcar Parts of America, Inc.+...............    182    3,469
         Standard Motor Products, Inc...................    204   10,681
                                                                --------
                                                                 432,713
                                                                --------
        B2B/E-COMMERCE -- 0.0%
         ePlus, Inc.+...................................    130   10,157
                                                                --------
        BANKS-COMMERCIAL -- 6.5%
         1st Constitution Bancorp.......................     73    1,386
         1st Source Corp................................    137    7,012
         ACNB Corp......................................     66    2,336
         Allegiance Bancshares, Inc.+...................    189    6,286
         Amalgamated Bank, Class A......................    134    2,440
         Amerant Bancorp, Inc.+.........................    188    3,694
         American National Bankshares, Inc..............    104    3,765
         Ameris Bancorp.................................    594   25,453
         Ames National Corp.............................     86    2,382
         Arrow Financial Corp...........................    124    4,355
         Atlantic Capital Bancshares, Inc.+.............    217    4,047
         Atlantic Union Bankshares Corp.................    790   29,119
         BancFirst Corp.................................    181   10,478
         Bancorp, Inc.+.................................    488    5,319
         BancorpSouth Bank..............................    931   28,554
         Bank First Corp................................     56    3,920
         Bank of Commerce Holdings......................    168    1,885
         Bank of Marin Bancorp..........................    130    5,703
         Bank of N.T. Butterfield & Son, Ltd............    532   17,529
         Bank of Princeton..............................     54    1,553
         Bank7 Corp.....................................  7,197  130,985
         Bankwell Financial Group, Inc..................     64    1,832
         Banner Corp....................................    330   17,813
         Bar Harbor Bankshares..........................    148    3,707
         Baycom Corp.+..................................    105    2,220
         BCB Bancorp, Inc...............................    135    1,742
         Bridge Bancorp, Inc............................    159    5,152
         Bridgewater Bancshares, Inc.+..................    217    2,732
         Bryn Mawr Bank Corp............................  8,189  312,083
         Business First Bancshares, Inc.................    121    2,957
         Byline Bancorp, Inc.+..........................    227    3,936
         C&F Financial Corp.............................     32    1,628
         Cadence BanCorp................................  1,221   18,779
         Cambridge Bancorp..............................     42    3,255

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        BANKS-COMMERCIAL (CONTINUED)
         Camden National Corp...........................   149  $ 6,602
         Capital Bancorp, Inc.+.........................    77    1,116
         Capital City Bank Group, Inc...................   131    3,727
         Capstar Financial Holdings, Inc................   142    2,401
         Carolina Financial Corp........................   203    7,704
         Carter Bank & Trust+...........................   220    4,323
         Cathay General Bancorp.........................   746   26,535
         CenterState Bank Corp.......................... 1,209   30,660
         Central Pacific Financial Corp.................   272    7,866
         Central Valley Community Bancorp...............   111    2,312
         Century Bancorp, Inc., Class A.................    28    2,436
         Chemung Financial Corp.........................    35    1,490
         Citizens & Northern Corp.......................   117    3,008
         City Holding Co................................   156   12,377
         Civista Bancshares, Inc........................   149    3,350
         CNB Financial Corp.............................   141    4,409
         Coastal Financial Corp.+.......................    76    1,144
         Codorus Valley Bancorp, Inc....................    93    2,023
         Colony Bankcorp, Inc...........................    72    1,119
         Columbia Banking System, Inc...................   714   28,060
         Community Bank System, Inc.....................   494   33,483
         Community Financial Corp.......................    48    1,599
         Community Trust Bancorp, Inc...................   150    6,571
         ConnectOne Bancorp, Inc........................   322    7,818
         CrossFirst Bankshares, Inc.+...................    64      856
         Customers Bancorp, Inc.+.......................   275    6,484
         CVB Financial Corp............................. 1,297   26,952
         DNB Financial Corp.............................    34    1,546
         Eagle Bancorp, Inc.............................   328   14,806
         Enterprise Bancorp, Inc........................    87    2,593
         Enterprise Financial Services Corp.............   240   10,512
         Equity Bancshares, Inc., Class A+..............   145    4,025
         Esquire Financial Holdings, Inc.+..............    62    1,507
         Evans Bancorp, Inc.............................    46    1,748
         Farmers & Merchants Bancorp, Inc...............    98    2,509
         Farmers National Banc Corp.....................   249    3,715
         FB Financial Corp..............................   165    6,216
         Fidelity D&D Bancorp, Inc......................    27    1,781
         Financial Institutions, Inc....................   150    4,715
         First Bancorp..................................   285   10,759
         First Bancorp, Inc.............................   100    2,827
         First BanCorp./Puerto Rico..................... 2,086   21,945
         First Bancshares, Inc..........................   161    5,307
         First Bank.....................................   161    1,700
         First Busey Corp...............................   504   13,290
         First Business Financial Services, Inc.........    80    1,946
         First Choice Bancorp...........................    98    2,191
         First Commonwealth Financial Corp..............   951   13,400
         First Community Bankshares, Inc................   149    4,743
         First Financial Bancorp........................   947   22,198
         First Financial Bankshares, Inc................ 1,265   42,099
         First Financial Corp...........................   127    5,571
         First Foundation, Inc..........................   380    6,084
         First Guaranty Bancshares, Inc.................    46      966
         First Internet Bancorp.........................    94    2,138
         First Interstate BancSystem, Inc., Class A.....   368   15,441
         First Merchants Corp...........................   530   20,961
         First Mid Bancshares, Inc......................   141    4,921
         First Midwest Bancorp, Inc..................... 1,035   21,259

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        BANKS-COMMERCIAL (CONTINUED)
         First Northwest Bancorp........................    87  $ 1,529
         First of Long Island Corp......................   232    5,438
         FNCB Bancorp, Inc..............................   166    1,233
         Franklin Financial Network, Inc................   128    4,259
         Franklin Financial Services Corp...............    40    1,432
         Fulton Financial Corp.......................... 1,580   26,955
         FVCBankcorp, Inc.+.............................   118    2,032
         German American Bancorp, Inc...................   241    7,965
         Glacier Bancorp, Inc...........................   845   35,760
         Great Southern Bancorp, Inc....................   107    6,465
         Great Western Bancorp, Inc.....................   556   19,388
         Guaranty Bancshares, Inc.......................    79    2,501
         Hancock Whitney Corp...........................   876   34,164
         Hanmi Financial Corp...........................   294    5,660
         HarborOne Bancorp, Inc.+.......................   255    2,604
         Hawthorn Bancshares, Inc.......................    55    1,320
         Heartland Financial USA, Inc...................   338   15,812
         Heritage Commerce Corp.........................   406    4,880
         Heritage Financial Corp........................   357    9,828
         Hilltop Holdings, Inc..........................   695   16,235
         Home BancShares, Inc........................... 1,508   27,868
         HomeStreet, Inc.+..............................   217    6,512
         Hope Bancorp, Inc.............................. 1,172   16,724
         Horizon Bancorp................................   363    6,627
         Howard Bancorp, Inc.+..........................   125    2,098
         IBERIABANK Corp................................   508   37,282
         Independent Bank Corp./Massachusetts...........   323   26,512
         Independent Bank Corp./Michigan................   210    4,727
         International Bancshares Corp..................   540   22,118
         Investar Holding Corp..........................    91    2,258
         Kearny Financial Corp..........................   797   11,182
         Lakeland Bancorp, Inc..........................   473    7,828
         Lakeland Financial Corp........................   240   11,172
         LCNB Corp......................................   119    2,152
         Level One Bancorp, Inc.........................    50    1,220
         Live Oak Bancshares, Inc.......................   247    4,483
         Luther Burbank Corp............................   194    2,245
         Macatawa Bank Corp.............................   253    2,645
         Mackinac Financial Corp........................    90    1,408
         MainStreet Bancshares, Inc.+...................    69    1,431
         Mercantile Bank Corp...........................   156    5,493
         Merchants Bancorp..............................    84    1,372
         Meta Financial Group, Inc......................   343   10,859
         Metropolitan Bank Holding Corp.+...............    68    2,920
         Mid Penn Bancorp, Inc..........................    67    1,709
         Midland States Bancorp, Inc....................   213    5,708
         MidWestOne Financial Group, Inc................   116    3,781
         MVB Financial Corp.............................    91    1,834
         National Bankshares, Inc.......................    62    2,609
         NBT Bancorp, Inc...............................   415   16,496
         Nicolet Bankshares, Inc.+......................    79    5,449
         Northeast Bank.................................    73    1,563
         Northrim BanCorp, Inc..........................    64    2,493
         Norwood Financial Corp.........................    56    1,747
         Oak Valley Bancorp.............................    66    1,102
         OFG Bancorp....................................   492    9,993
         Ohio Valley Banc Corp..........................    40    1,470
         Old Line Bancshares, Inc.......................   148    4,333

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        BANKS-COMMERCIAL (CONTINUED)
         Old National Bancorp........................... 1,664  $ 29,944
         Old Second Bancorp, Inc........................   282     3,404
         OP Bancorp.....................................   128     1,254
         Opus Bank......................................   213     5,280
         Origin Bancorp, Inc............................   186     6,545
         Orrstown Financial Services, Inc...............   100     2,169
         Pacific Mercantile Bancorp+....................   189     1,353
         Park National Corp.............................   129    13,061
         PCB Bancorp.................................... 8,709   145,702
         PCSB Financial Corp............................   158     3,201
         Peapack Gladstone Financial Corp...............   184     5,373
         Penns Woods Bancorp, Inc.......................    67     2,048
         People's Utah Bancorp..........................   152     4,423
         Peoples Bancorp of North Carolina, Inc.........    45     1,338
         Peoples Bancorp, Inc...........................   175     5,724
         Peoples Financial Services Corp................    67     3,295
         Pioneer Bancorp, Inc.+.........................   107     1,445
         Preferred Bank................................. 5,865   312,663
         Premier Financial Bancorp, Inc.................   127     2,254
         Provident Bancorp, Inc.+.......................    82       935
         QCR Holdings, Inc..............................   144     5,844
         RBB Bancorp....................................   158     3,182
         Red River Bancshares, Inc.+....................     7       308
         Reliant Bancorp, Inc...........................    99     2,253
         Renasant Corp..................................   554    19,224
         Republic Bancorp, Inc., Class A................    94     4,180
         Republic First Bancorp, Inc.+..................   425     1,721
         Richmond Mutual Bancorp., Inc.+................   128     1,786
         S&T Bancorp, Inc...............................   329    12,388
         Sandy Spring Bancorp, Inc......................   342    11,799
         SB One Bancorp.................................    79     1,744
         Seacoast Banking Corp. of Florida+.............   491    13,748
         Select Bancorp, Inc.+..........................   160     1,808
         ServisFirst Bancshares, Inc....................   462    16,170
         Shore Bancshares, Inc..........................   123     1,920
         Sierra Bancorp.................................   137     3,732
         Simmons First National Corp., Class A..........   882    21,097
         SmartFinancial, Inc.+..........................   124     2,610
         South Plains Financial, Inc....................    35       586
         South State Corp...............................   329    25,945
         Southern First Bancshares, Inc.+...............    68     2,741
         Southern National Bancorp of Virginia, Inc.....   191     3,025
         Southside Bancshares, Inc......................   312    10,748
         Spirit of Texas Bancshares, Inc.+..............   131     2,738
         Sterling Bancorp, Inc..........................   161     1,560
         Stock Yards Bancorp, Inc.......................   197     7,868
         Summit Financial Group, Inc....................   106     2,699
         Tompkins Financial Corp........................   141    12,339
         Towne Bank.....................................   648    18,202
         TriCo Bancshares...............................   260     9,784
         TriState Capital Holdings, Inc.+...............   237     5,479
         Triumph Bancorp, Inc.+.........................   235     7,626
         TrustCo Bank Corp..............................   924     7,983
         Trustmark Corp.................................   625    21,450
         UMB Financial Corp.............................   430    28,062
         United Bankshares, Inc.........................   948    37,484
         United Community Banks, Inc....................   765    23,111
         United Security Bancshares.....................   131     1,332
         Unity Bancorp, Inc.............................    77     1,682

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       BANKS-COMMERCIAL (CONTINUED)
        Univest Financial Corp.........................    279 $    7,184
        Valley National Bancorp........................  3,155     36,535
        Veritex Holdings, Inc.......................... 11,277    277,640
        Washington Trust Bancorp, Inc..................    147      7,510
        WesBanco, Inc..................................    513     19,284
        West Bancorporation, Inc.......................    156      3,663
        Westamerica Bancorporation.....................    253     16,703
        Western New England Bancorp, Inc...............    231      2,208
                                                               ----------
                                                                2,952,860
                                                               ----------
       BANKS-FIDUCIARY -- 0.0%
        Parke Bancorp, Inc.............................     88      2,116
        Union Bankshares, Inc..........................     38      1,263
                                                               ----------
                                                                    3,379
                                                               ----------
       BANKS-MORTGAGE -- 0.1%
        Flagstar Bancorp, Inc..........................    277     10,066
        Walker & Dunlop, Inc...........................    269     16,944
                                                               ----------
                                                                   27,010
                                                               ----------
       BANKS-SUPER REGIONAL -- 0.1%
        Independent Bank Group, Inc....................    346     18,500
        National Bank Holdings Corp., Class A..........    287      9,873
                                                               ----------
                                                                   28,373
                                                               ----------
       BATTERIES/BATTERY SYSTEMS -- 0.1%
        EnerSys........................................    414     27,680
                                                               ----------
       BEVERAGES-NON-ALCOHOLIC -- 0.1%
        Celsius Holdings, Inc.+........................    245        862
        Coca-Cola Consolidated, Inc....................     46     12,621
        National Beverage Corp.........................    115      5,056
        New Age Beverages Corp.+.......................    729      1,961
        Primo Water Corp.+.............................    341      4,124
                                                               ----------
                                                                   24,624
                                                               ----------
       BEVERAGES-WINE/SPIRITS -- 0.0%
        MGP Ingredients, Inc...........................    126      5,404
                                                               ----------
       BREWERY -- 0.1%
        Boston Beer Co., Inc., Class A+................     81     30,331
        Craft Brew Alliance, Inc.+.....................    113        824
                                                               ----------
                                                                   31,155
                                                               ----------
       BROADCAST SERVICES/PROGRAM -- 0.0%
        Hemisphere Media Group, Inc.+..................    164      2,117
        MSG Networks, Inc., Class A+...................    568      9,208
                                                               ----------
                                                                   11,325
                                                               ----------
       BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.5%
        American Woodmark Corp.+.......................    163     16,163
        Armstrong Flooring, Inc.+......................    172      1,056
        Builders FirstSource, Inc.+....................  1,108     25,052
        Caesarstone, Ltd...............................    219      3,699
        Forterra, Inc.+................................    180      1,478
        Gibraltar Industries, Inc.+....................    314     16,714
        Louisiana-Pacific Corp.........................  1,207     35,281
        Patrick Industries, Inc.+......................    219     10,821
        Select Interior Concepts, Inc., Class A+.......    202      2,315
        Simpson Manufacturing Co., Inc.................    435     35,948

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        BUILDING & CONSTRUCTION PRODUCTS-MISC. (CONTINUED)
         Summit Materials, Inc., Class A+...............  1,094 $ 25,085
         Trex Co., Inc.+................................    571   50,185
                                                                --------
                                                                 223,797
                                                                --------
        BUILDING & CONSTRUCTION-MISC. -- 0.3%
         BrightView Holdings, Inc.+.....................    303    5,393
         Comfort Systems USA, Inc.......................    354   17,845
         Concrete Pumping Holdings, Inc.+...............    156      537
         Cornerstone Building Brands, Inc.+.............    447    2,794
         EMCOR Group, Inc...............................    542   47,539
         IES Holdings, Inc.+............................     80    1,552
         MYR Group, Inc.+...............................    157    5,402
         NV5 Global, Inc.+..............................    101    7,315
         TopBuild Corp.+................................    329   34,193
         WillScot Corp.+................................    502    7,912
                                                                --------
                                                                 130,482
                                                                --------
        BUILDING PRODUCTS-AIR & HEATING -- 0.0%
         AAON, Inc......................................    399   19,415
                                                                --------
        BUILDING PRODUCTS-CEMENT -- 0.0%
         Continental Building Products, Inc.+...........    338   10,110
         US Concrete, Inc.+.............................    155    8,100
                                                                --------
                                                                  18,210
                                                                --------
        BUILDING PRODUCTS-DOORS & WINDOWS -- 0.4%
         Apogee Enterprises, Inc........................    254    9,535
         Griffon Corp...................................    355    7,565
         JELD-WEN Holding, Inc.+........................    656   11,211
         Masonite International Corp.+..................    242   14,861
         PGT Innovations, Inc.+.........................  7,619  134,552
                                                                --------
                                                                 177,724
                                                                --------
        BUILDING PRODUCTS-WOOD -- 0.1%
         Boise Cascade Co...............................    377   13,485
         Universal Forest Products, Inc.................    579   29,159
                                                                --------
                                                                  42,644
                                                                --------
        BUILDING-HEAVY CONSTRUCTION -- 0.9%
         Aegion Corp.+..................................    296    6,414
         Arcosa, Inc....................................    473   18,168
         Construction Partners, Inc., Class A+.......... 17,836  305,352
         Dycom Industries, Inc.+........................    296   13,495
         Granite Construction, Inc......................    455   10,711
         Great Lakes Dredge & Dock Corp.+...............    593    6,375
         MasTec, Inc.+..................................    583   36,694
         Primoris Services Corp.........................    430    8,789
         Sterling Construction Co., Inc.+...............    254    4,126
         Tutor Perini Corp.+............................    387    5,987
                                                                --------
                                                                 416,111
                                                                --------
        BUILDING-MAINTENANCE & SERVICES -- 0.1%
         ABM Industries, Inc............................    647   23,590
                                                                --------
        BUILDING-MOBILE HOME/MANUFACTURED HOUSING -- 0.2%
         Cavco Industries, Inc.+........................     84   16,099
         LCI Industries.................................    237   23,017
         Skyline Champion Corp.+........................    489   13,805
         Winnebago Industries, Inc......................    302   14,517
                                                                --------
                                                                  67,438
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        BUILDING-RESIDENTIAL/COMMERCIAL -- 1.1%
         Beazer Homes USA, Inc.+........................    279 $  4,188
         Century Communities, Inc.+..................... 10,108  304,958
         Forestar Group, Inc.+..........................    103    1,934
         Green Brick Partners, Inc.+....................    236    2,377
         Installed Building Products, Inc.+.............    220   14,348
         KB Home........................................    833   29,730
         LGI Homes, Inc.+...............................    195   15,304
         M/I Homes, Inc.+...............................    258   11,398
         MDC Holdings, Inc..............................    483   18,697
         Meritage Homes Corp.+..........................    352   25,376
         Taylor Morrison Home Corp., Class A+...........  1,023   25,626
         TRI Pointe Group, Inc.+........................  1,374   21,627
         William Lyon Homes, Class A+...................    309    5,979
                                                                --------
                                                                 481,542
                                                                --------
        CABLE/SATELLITE TV -- 0.1%
         Liberty Latin America, Ltd., Class A+..........    449    8,392
         Liberty Latin America, Ltd., Class C+..........  1,106   20,361
         WideOpenWest, Inc.+............................    240    1,524
                                                                --------
                                                                  30,277
                                                                --------
        CAPACITORS -- 0.0%
         KEMET Corp.....................................    553   12,022
                                                                --------
        CASINO HOTELS -- 0.1%
         Boyd Gaming Corp...............................    783   21,337
         Century Casinos, Inc.+.........................    265    1,958
                                                                --------
                                                                  23,295
                                                                --------
        CASINO SERVICES -- 0.7%
         Eldorado Resorts, Inc.+........................    640   28,653
         Everi Holdings, Inc.+.......................... 26,696  268,562
         Scientific Games Corp.+........................    542   13,002
                                                                --------
                                                                 310,217
                                                                --------
        CELLULAR TELECOM -- 0.0%
         ATN International, Inc.........................    107    6,338
                                                                --------
        CHEMICALS-DIVERSIFIED -- 0.2%
         Aceto Chemicals, Inc.+(1)......................      1        0
         AdvanSix, Inc.+................................    272    6,191
         Codexis, Inc.+.................................    513    6,936
         Innophos Holdings, Inc.........................    190    6,198
         Innospec, Inc..................................    236   21,561
         Koppers Holdings, Inc.+........................    183    5,874
         Orion Engineered Carbons SA....................    585    9,687
         Quaker Chemical Corp...........................    128   19,569
                                                                --------
                                                                  76,016
                                                                --------
        CHEMICALS-FIBERS -- 0.0%
         Rayonier Advanced Materials, Inc...............    474    1,977
                                                                --------
        CHEMICALS-OTHER -- 0.0%
         American Vanguard Corp.........................    280    3,914
                                                                --------
        CHEMICALS-PLASTICS -- 0.1%
         A. Schulman, Inc. CVR+(1)......................    318       95
         PolyOne Corp...................................    746   23,909
                                                                --------
                                                                  24,004
                                                                --------

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        CHEMICALS-SPECIALTY -- 0.7%
         Amyris, Inc.+..................................    362 $  1,200
         Balchem Corp...................................    313   31,679
         Ferro Corp.+...................................    793    8,826
         Flexible Solutions International, Inc.......... 31,296   87,197
         GCP Applied Technologies, Inc.+................    525   10,846
         H.B. Fuller Co.................................    495   24,156
         Hawkins, Inc...................................     95    4,061
         Ingevity Corp.+................................    409   34,442
         Kraton Corp.+..................................    304    6,816
         Materion Corp..................................    197   11,197
         Minerals Technologies, Inc.....................    343   16,961
         Oil-Dri Corp. of America.......................     50    1,751
         OMNOVA Solutions, Inc.+........................    426    4,307
         PQ Group Holdings, Inc.+.......................    368    6,061
         Rogers Corp.+..................................    180   24,386
         Sensient Technologies Corp.....................    412   25,775
         Stepan Co......................................    199   19,446
         Tronox Holdings PLC, Class A...................    887    7,531
         Valhi, Inc.....................................    281      531
                                                                --------
                                                                 327,169
                                                                --------
        CIRCUIT BOARDS -- 0.0%
         TTM Technologies, Inc.+........................    962   11,265
                                                                --------
        COAL -- 0.1%
         Advanced Emissions Solutions, Inc..............    160    2,213
         Arch Coal, Inc., Class A.......................    159   12,544
         CONSOL Energy, Inc.+...........................    264    3,493
         Hallador Energy Co.............................    198      666
         NACCO Industries, Inc., Class A................     35    1,768
         Peabody Energy Corp............................    665    7,002
         Ramaco Resources, Inc.+........................     79      280
         SunCoke Energy, Inc.+..........................    746    3,946
         Warrior Met Coal, Inc..........................    502    9,779
                                                                --------
                                                                  41,691
                                                                --------
        COATINGS/PAINT -- 0.0%
         Kronos Worldwide, Inc..........................    220    2,790
                                                                --------
        COFFEE -- 0.0%
         Farmer Brothers Co.+...........................    103    1,322
         Youngevity International, Inc.+................     84      392
                                                                --------
                                                                   1,714
                                                                --------
        COMMERCIAL SERVICES -- 1.1%
         Acacia Research Corp.+.........................    472    1,199
         Care.com, Inc.+................................    210    2,453
         Collectors Universe, Inc.......................     77    2,207
         Emerald Expositions Events, Inc................    240    2,333
         Forrester Research, Inc........................    104    3,586
         Harsco Corp.+..................................    773   15,669
         Healthcare Services Group, Inc.................    722   17,588
         HMS Holdings Corp.+............................    844   27,590
         LiveRamp Holdings, Inc.+.......................    651   25,448
         Medifast, Inc..................................    110   12,203
         National Research Corp.........................    117    6,719
         SP Plus Corp.+.................................  8,201  362,238
         Team, Inc.+....................................    289    5,248
         WW International, Inc.+........................    455   15,866
                                                                --------
                                                                 500,347
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        COMMERCIAL SERVICES-FINANCE -- 1.3%
         Cardtronics PLC, Class A+......................    363 $ 12,436
         Cass Information Systems, Inc..................    137    7,851
         CBIZ, Inc.+....................................    498   13,630
         EVERTEC, Inc...................................    589   18,018
         Evo Payments, Inc., Class A+...................    344    9,780
         Green Dot Corp., Class A+......................    470   13,555
         I3 Verticals, Inc., Class A+...................  9,929  203,048
         International Money Express, Inc.+............. 19,055  291,923
         PRGX Global, Inc.+.............................    203    1,015
         Priority Technology Holdings, Inc.+............     63      218
                                                                --------
                                                                 571,474
                                                                --------
        COMMUNICATIONS SOFTWARE -- 0.0%
         Avaya Holdings Corp.+..........................  1,078   13,033
         Pareteum Corp.+................................  1,043      386
                                                                --------
                                                                  13,419
                                                                --------
        COMPUTER AIDED DESIGN -- 0.0%
         Altair Engineering, Inc., Class A+.............    382   14,084
                                                                --------
        COMPUTER DATA SECURITY -- 0.2%
         ForeScout Technologies, Inc.+..................    403   12,396
         OneSpan, Inc.+.................................    318    5,950
         Qualys, Inc.+..................................    330   28,159
         Rapid7, Inc.+..................................    474   23,743
         SecureWorks Corp., Class A+....................     81      985
         Tenable Holdings, Inc.+........................    359    9,047
         Varonis Systems, Inc.+.........................    288   20,606
                                                                --------
                                                                 100,886
                                                                --------
        COMPUTER SERVICES -- 0.5%
         Carbonite, Inc.+...............................    322    5,529
         Conduent, Inc.+................................  1,682   10,395
         ExlService Holdings, Inc.+.....................    326   22,699
         Insight Enterprises, Inc.+.....................    344   21,115
         MAXIMUS, Inc...................................    618   47,425
         Parsons Corp.+.................................    187    6,657
         Perspecta, Inc.................................  1,374   36,466
         Presidio, Inc..................................    448    7,437
         Rimini Street, Inc.+...........................    195      762
         Science Applications International Corp........    577   47,672
         StarTek, Inc.+.................................    161    1,047
         Sykes Enterprises, Inc.+.......................    371   11,462
         TTEC Holdings, Inc.............................    139    6,584
         Unisys Corp.+..................................    495    5,079
         Virtusa Corp.+.................................    283   10,550
                                                                --------
                                                                 240,879
                                                                --------
        COMPUTER SOFTWARE -- 1.0%
         Avid Technology, Inc.+......................... 35,419  239,255
         Bandwidth, Inc., Class A+......................    156    8,760
         Box, Inc., Class A+............................  1,393   23,570
         Cision, Ltd.+..................................    889    8,952
         Cloudera, Inc.+................................  2,294   19,453
         Cornerstone OnDemand, Inc.+....................    553   32,389
         Envestnet, Inc.+...............................    464   28,995
         j2 Global, Inc.................................    454   43,112
         Simulations Plus, Inc..........................    116    4,108
         TiVo Corp......................................  1,192    9,703

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
       -----------------------------------------------------------------
       COMPUTER SOFTWARE (CONTINUED)
        Yext, Inc.+....................................    903 $   14,863
        Zuora, Inc., Class A+..........................    845     12,041
                                                               ----------
                                                                  445,201
                                                               ----------
       COMPUTERS -- 0.0%
        Inspired Entertainment, Inc.+..................     86        632
                                                               ----------
       COMPUTERS-INTEGRATED SYSTEMS -- 0.8%
        Agilysys, Inc.+................................ 12,027    302,960
        Cubic Corp.....................................    304     22,417
        Diebold Nixdorf, Inc.+.........................    747      5,229
        MTS Systems Corp...............................    175      9,884
        NetScout Systems, Inc.+........................    707     17,123
        PAR Technology Corp.+..........................    112      2,807
                                                               ----------
                                                                  360,420
                                                               ----------
       COMPUTERS-OTHER -- 0.2%
        3D Systems Corp.+..............................  1,118     10,610
        Lumentum Holdings, Inc.+.......................    744     46,619
        PlayAGS, Inc.+.................................    259      2,989
        Stratasys, Ltd.+...............................    499     10,319
                                                               ----------
                                                                   70,537
                                                               ----------
       COMPUTERS-PERIPHERY EQUIPMENT -- 0.0%
        Mitek Systems, Inc.+...........................    358      3,451
                                                               ----------
       COMPUTERS-VOICE RECOGNITION -- 0.0%
        Vocera Communications, Inc.+...................    302      6,016
                                                               ----------
       CONSULTING SERVICES -- 2.4%
        CRA International, Inc.........................  7,878    387,992
        Franklin Covey Co.+............................     94      3,591
        FTI Consulting, Inc.+..........................    362     39,411
        GP Strategies Corp.+...........................    124      1,376
        Hackett Group, Inc............................. 17,636    298,225
        Huron Consulting Group, Inc.+..................    217     14,352
        ICF International, Inc.........................    176     15,082
        Information Services Group, Inc.+..............    346        747
        Kelly Services, Inc., Class A..................    322      7,731
        R1 RCM, Inc.+.................................. 28,234    300,127
        Vectrus, Inc.+.................................    110      5,028
                                                               ----------
                                                                1,073,662
                                                               ----------
       CONSUMER PRODUCTS-MISC. -- 0.2%
        Central Garden & Pet Co.+......................    102      3,062
        Central Garden & Pet Co., Class A+.............    408     11,538
        Helen of Troy, Ltd.+...........................    244     36,542
        Quanex Building Products Corp..................    321      6,192
        WD-40 Co.......................................    133     24,924
                                                               ----------
                                                                   82,258
                                                               ----------
       CONTAINERS-METAL/GLASS -- 0.0%
        Greif, Inc., Class A...........................    251      9,831
        Greif, Inc., Class B...........................     59      2,775
                                                               ----------
                                                                   12,606
                                                               ----------
       CONTAINERS-PAPER/PLASTIC -- 0.6%
        Matthews International Corp., Class A..........    300     11,094
        UFP Technologies, Inc.+........................  6,365    264,848
                                                               ----------
                                                                  275,942
                                                               ----------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        COSMETICS & TOILETRIES -- 0.1%
         e.l.f. Beauty, Inc.+...........................    255 $  4,284
         Edgewell Personal Care Co.+....................    525   18,375
         Inter Parfums, Inc.............................    171   13,241
         Revlon, Inc., Class A+.........................     67    1,761
                                                                --------
                                                                  37,661
                                                                --------
        CRUISE LINES -- 0.0%
         Lindblad Expeditions Holdings, Inc.+...........    223    3,510
                                                                --------
        DATA PROCESSING/MANAGEMENT -- 0.1%
         Bottomline Technologies, Inc.+.................    416   17,035
         CommVault Systems, Inc.+.......................    392   19,471
         CSG Systems International, Inc.................    319   18,387
                                                                --------
                                                                  54,893
                                                                --------
        DENTAL SUPPLIES & EQUIPMENT -- 0.0%
         Patterson Cos., Inc............................    812   13,910
                                                                --------
        DIAGNOSTIC EQUIPMENT -- 0.1%
         Accelerate Diagnostics, Inc.+..................    265    4,081
         BioTelemetry, Inc.+............................    322   12,674
         GenMark Diagnostics, Inc.+.....................    529    2,968
         OPKO Health, Inc.+.............................  3,466    4,922
         Quanterix Corp.+...............................    126    2,627
         Repligen Corp.+................................    503   39,983
                                                                --------
                                                                  67,255
                                                                --------
        DIAGNOSTIC KITS -- 0.1%
         Celcuity, Inc.+................................     57      898
         Genomic Health, Inc.+..........................    261   17,403
         Meridian Bioscience, Inc.......................    409    4,004
         OraSure Technologies, Inc.+....................    597    5,098
         Quidel Corp.+..................................    344   19,574
                                                                --------
                                                                  46,977
                                                                --------
        DIALYSIS CENTERS -- 0.0%
         American Renal Associates Holdings, Inc.+......    178    1,481
                                                                --------
        DIRECT MARKETING -- 0.0%
         Quotient Technology, Inc.+.....................    729    6,277
                                                                --------
        DISPOSABLE MEDICAL PRODUCTS -- 0.9%
         BioLife Solutions, Inc.+....................... 22,393  380,905
         CONMED Corp....................................    265   29,155
         Merit Medical Systems, Inc.+...................    521   10,761
         Utah Medical Products, Inc.....................     34    3,484
                                                                --------
                                                                 424,305
                                                                --------
        DISTRIBUTION/WHOLESALE -- 0.3%
         Anixter International, Inc.+...................    296   24,494
         BlueLinx Holdings, Inc.+.......................     87    2,720
         Core-Mark Holding Co., Inc.....................    441   13,459
         EVI Industries, Inc............................     44    1,513
         Fossil Group, Inc.+............................    455    4,950
         G-III Apparel Group, Ltd.+.....................    440   11,049
         H&E Equipment Services, Inc....................    310   10,521
         ScanSource, Inc.+..............................    251    8,107
         SiteOne Landscape Supply, Inc.+................    398   35,048
         Systemax, Inc..................................    120    2,597
         Titan Machinery, Inc.+.........................    184    3,054
         Triton International, Ltd......................    538   19,745

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        DISTRIBUTION/WHOLESALE (CONTINUED)
         Veritiv Corp.+.................................   126  $  1,719
                                                                --------
                                                                 138,976
                                                                --------
        DIVERSIFIED MANUFACTURING OPERATIONS -- 0.2%
         Actuant Corp., Class A.........................   542    13,425
         Chase Corp.....................................    71     8,318
         EnPro Industries, Inc..........................   200    13,910
         Fabrinet+......................................   355    19,962
         Federal Signal Corp............................   581    18,848
         LSB Industries, Inc.+..........................   218       922
         Lydall, Inc.+..................................   166     3,249
         NL Industries, Inc.+...........................    81       334
         Standex International Corp.....................   122     9,245
                                                                --------
                                                                  88,213
                                                                --------
        DIVERSIFIED MINERALS -- 0.0%
         Covia Holdings Corp.+..........................   404       558
         Livent Corp.+.................................. 1,425     9,775
         United States Lime & Minerals, Inc.............    20     1,770
                                                                --------
                                                                  12,103
                                                                --------
        DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.0%
         Viad Corp......................................   195    11,899
                                                                --------
        DRUG DELIVERY SYSTEMS -- 0.1%
         Antares Pharma, Inc.+.......................... 1,572     5,282
         Assertio Therapeutics, Inc.+...................   626       495
         BioDelivery Sciences International, Inc.+......   812     4,693
         Heron Therapeutics, Inc.+......................   717    15,236
         Revance Therapeutics, Inc.+....................   427     6,687
         Senseonics Holdings, Inc.+..................... 1,190     1,392
                                                                --------
                                                                  33,785
                                                                --------
        E-COMMERCE/PRODUCTS -- 0.0%
         1-800-flowers.com, Inc., Class A+..............   241     3,437
         Lands' End, Inc.+..............................   104     1,255
         Overstock.com, Inc.+...........................   261     2,748
         RealReal, Inc.+................................   170     3,929
         Stitch Fix, Inc., Class A+.....................   408     9,327
                                                                --------
                                                                  20,696
                                                                --------
        E-COMMERCE/SERVICES -- 0.2%
         Cargurus, Inc.+................................   721    24,218
         Cars.com, Inc.+................................   651     7,363
         ChannelAdvisor Corp.+..........................   259     2,437
         Eventbrite, Inc., Class A+.....................   355     6,383
         EverQuote, Inc., Class A+......................    86     1,746
         Groupon, Inc.+................................. 4,391    12,207
         Leaf Group, Ltd.+..............................   168       499
         Shutterstock, Inc.+............................   186     7,548
         Stamps.com, Inc.+..............................   162    13,677
         Travelzoo+.....................................    51       516
         TrueCar, Inc.+................................. 1,006     3,300
         Upwork, Inc.+..................................   552     8,302
                                                                --------
                                                                  88,196
                                                                --------
        E-MARKETING/INFO -- 0.5%
         Cardlytics, Inc.+..............................   133     5,574
         comScore, Inc.+................................   476     1,100
         Liquidity Services, Inc.+......................   266     1,726
         New Media Investment Group, Inc................   582     5,127

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        E-MARKETING/INFO (CONTINUED)
         QuinStreet, Inc.+.............................. 16,938 $217,315
         Rubicon Project, Inc.+.........................    477    4,054
                                                                --------
                                                                 234,896
                                                                --------
        E-SERVICES/CONSULTING -- 0.7%
         Perficient, Inc.+..............................  7,816  306,387
                                                                --------
        EDUCATIONAL SOFTWARE -- 0.0%
         Instructure, Inc.+.............................    331   15,468
                                                                --------
        ELECTRIC PRODUCTS-MISC. -- 0.1%
         Graham Corp....................................     93    2,107
         nLight, Inc.+..................................    321    4,289
         Novanta, Inc.+.................................    328   29,208
                                                                --------
                                                                  35,604
                                                                --------
        ELECTRIC-DISTRIBUTION -- 0.0%
         Genie Energy, Ltd., Class B....................    140    1,043
         Spark Energy, Inc., Class A....................    115    1,101
         Unitil Corp....................................    142    8,842
                                                                --------
                                                                  10,986
                                                                --------
        ELECTRIC-GENERATION -- 0.1%
         Atlantic Power Corp.+..........................  1,039    2,421
         Ormat Technologies, Inc........................    385   29,475
                                                                --------
                                                                  31,896
                                                                --------
        ELECTRIC-INTEGRATED -- 0.7%
         ALLETE, Inc....................................    504   43,374
         Ameresco, Inc., Class A+.......................    214    3,154
         Avista Corp....................................    637   30,595
         Black Hills Corp...............................    594   46,825
         El Paso Electric Co............................    395   26,351
         MGE Energy, Inc................................    339   26,117
         NorthWestern Corp..............................    492   35,680
         Otter Tail Corp................................    384   21,765
         PNM Resources, Inc.............................    773   40,312
         Portland General Electric Co...................    873   49,656
                                                                --------
                                                                 323,829
                                                                --------
        ELECTRONIC COMPONENTS-MISC. -- 0.4%
         Advanced Energy Industries, Inc.+..............    370   21,867
         Applied Optoelectronics, Inc.+.................    185    1,732
         Atkore International Group, Inc.+..............    455   15,788
         Bel Fuse, Inc., Class B........................     96    1,412
         Benchmark Electronics, Inc.....................    366   12,407
         Comtech Telecommunications Corp................    229    8,003
         IntriCon Corp.+................................     79    1,634
         Kimball Electronics, Inc.+.....................    238    3,537
         Knowles Corp.+.................................    791   17,070
         NVE Corp.......................................     47    2,926
         OSI Systems, Inc.+.............................    161   15,978
         Plexus Corp.+..................................    281   20,777
         Sanmina Corp.+.................................    658   20,220
         SMART Global Holdings, Inc.+...................    127    3,772
         Transcat, Inc.+................................     67    2,100
         Vishay Intertechnology, Inc....................  1,289   25,973
         Vishay Precision Group, Inc.+..................    102    3,473
         ZAGG, Inc.+....................................    273    2,012
                                                                --------
                                                                 180,681
                                                                --------

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 1.3%
         Adesto Technologies Corp.+..................... 34,164 $312,942
         Alpha & Omega Semiconductor, Ltd.+.............    194    2,534
         Ambarella, Inc.+...............................    307   16,157
         Amkor Technology, Inc.+........................    955   11,871
         AVX Corp.......................................    457    7,001
         AXT, Inc.+.....................................    374    1,167
         CEVA, Inc.+....................................    211    5,744
         CTS Corp.......................................    315    8,404
         Diodes, Inc.+..................................    399   18,613
         DSP Group, Inc.+...............................    212    3,161
         GSI Technology, Inc.+..........................    154    1,204
         Impinj, Inc.+..................................    144    4,737
         Inphi Corp.+...................................    437   31,412
         Lattice Semiconductor Corp.+...................  1,211   23,724
         MACOM Technology Solutions Holdings, Inc.+.....    446   10,142
         Photronics, Inc.+..............................    634    7,481
         Rambus, Inc.+..................................  1,073   14,856
         Semtech Corp.+.................................    640   32,294
         Silicon Laboratories, Inc.+....................    418   44,408
         Synaptics, Inc.+...............................    327   13,770
         Xperi Corp.....................................    479    9,726
                                                                --------
                                                                 581,348
                                                                --------
        ELECTRONIC MEASUREMENT INSTRUMENTS -- 1.8%
         Badger Meter, Inc..............................    278   16,068
         CyberOptics Corp.+............................. 13,160  241,881
         FARO Technologies, Inc.+.......................    167    7,963
         Fitbit, Inc., Class A+.........................  2,184   13,497
         Itron, Inc.+...................................    333   25,395
         Mesa Laboratories, Inc.........................  1,110  252,802
         Stoneridge, Inc.+..............................  8,621  266,216
                                                                --------
                                                                 823,822
                                                                --------
        ELECTRONIC PARTS DISTRIBUTION -- 0.1%
         Tech Data Corp.+...............................    354   43,011
                                                                --------
        ELECTRONIC SECURITY DEVICES -- 0.8%
         Alarm.com Holdings, Inc.+......................    357   17,636
         Napco Security Technologies, Inc.+............. 11,941  362,529
         Wrap Technologies, Inc.+.......................     79      310
                                                                --------
                                                                 380,475
                                                                --------
        ELECTRONICS-MILITARY -- 0.1%
         Mercury Systems, Inc.+.........................    527   38,819
                                                                --------
        ENERGY-ALTERNATE SOURCES -- 0.2%
         Clean Energy Fuels Corp.+......................  1,306    2,939
         Enphase Energy, Inc.+..........................    892   17,332
         FutureFuel Corp................................    251    3,095
         Green Plains, Inc..............................    354    4,365
         Pattern Energy Group, Inc., Class A............    859   24,078
         Plug Power, Inc.+..............................  2,294    6,079
         Renewable Energy Group, Inc.+..................    357    5,833
         REX American Resources Corp.+..................     54    4,370
         Sunnova Energy International, Inc.+............    131    1,391
         SunPower Corp.+................................    611    5,352
         Sunrun, Inc.+..................................  1,099   17,078
         TerraForm Power, Inc., Class A.................    710   12,056
         TPI Composites, Inc.+..........................    281    5,769
         Vivint Solar, Inc.+............................    424    2,972
                                                                --------
                                                                 112,709
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        ENGINEERING/R&D SERVICES -- 0.2%
         Argan, Inc.....................................    143 $  5,413
         Exponent, Inc..................................    503   31,956
         Iteris, Inc.+..................................    390    2,090
         KBR, Inc.......................................  1,377   38,776
         Mistras Group, Inc.+...........................    175    2,712
         VSE Corp.......................................     85    3,266
                                                                --------
                                                                  84,213
                                                                --------
        ENGINES-INTERNAL COMBUSTION -- 0.0%
         Briggs & Stratton Corp.........................    396    2,919
                                                                --------
        ENTERPRISE SOFTWARE/SERVICE -- 1.6%
         ACI Worldwide, Inc.+...........................  1,119   35,125
         American Software, Inc., Class A............... 19,595  317,635
         Appian Corp.+..................................    303   13,526
         Benefitfocus, Inc.+............................    287    6,525
         Blackbaud, Inc.................................    475   39,876
         Blackline, Inc.+...............................    415   19,397
         Daily Journal Corp.+...........................     12    3,372
         Domo, Inc., Class B+...........................    170    2,734
         Donnelley Financial Solutions, Inc.+...........    303    3,424
         eGain Corp.+...................................    198    1,490
         Everbridge, Inc.+..............................    323   22,452
         Evolent Health, Inc., Class A+.................    720    5,486
         Exela Technologies, Inc.+......................    436      266
         Intelligent Systems Corp.+.....................     66    2,981
         LivePerson, Inc.+..............................    597   24,507
         Majesco+.......................................     74      637
         ManTech International Corp., Class A...........    260   20,587
         MicroStrategy, Inc., Class A+..................     80   12,260
         MobileIron, Inc.+..............................    930    5,822
         Model N, Inc.+.................................    315    9,384
         Omnicell, Inc.+................................    402   28,297
         Phunware, Inc.+................................    312      515
         Progress Software Corp.........................    432   17,228
         PROS Holdings, Inc.+...........................    320   16,397
         QAD, Inc., Class A.............................    107    4,973
         SailPoint Technologies Holding, Inc.+..........    833   16,127
         SPS Commerce, Inc.+............................    340   17,942
         SVMK, Inc.+....................................    834   15,346
         Verint Systems, Inc.+..........................    636   28,868
         Workiva, Inc.+.................................    357   14,876
                                                                --------
                                                                 708,055
                                                                --------
        ENTERTAINMENT SOFTWARE -- 0.0%
         Glu Mobile, Inc.+..............................  1,126    6,677
                                                                --------
        ENVIRONMENTAL CONSULTING & ENGINEERING -- 0.1%
         NRC Group Holdings Corp.+......................    102    1,249
         Tetra Tech, Inc................................    530   46,359
                                                                --------
                                                                  47,608
                                                                --------
        FILTRATION/SEPARATION PRODUCTS -- 0.0%
         ESCO Technologies, Inc.........................    248   20,954
                                                                --------
        FINANCE-COMMERCIAL -- 0.1%
         Hannon Armstrong Sustainable Infrastructure
           Capital, Inc.................................    615   18,364
         Marlin Business Services Corp..................     85    2,018
         MMA Capital Holdings, Inc.+....................     48    1,528

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        FINANCE-COMMERCIAL (CONTINUED)
         NewStar Financial, Inc. CVR+(1)................    360 $    194
         On Deck Capital, Inc.+.........................    646    2,881
                                                                --------
                                                                  24,985
                                                                --------
        FINANCE-CONSUMER LOANS -- 1.4%
         Curo Group Holdings Corp.+..................... 17,516  245,049
         Elevate Credit, Inc.+..........................    218      892
         Encore Capital Group, Inc.+....................    301    9,990
         Enova International, Inc.+..................... 14,360  337,316
         LendingClub Corp.+.............................    639    8,077
         Nelnet, Inc., Class A..........................    174   10,661
         Ocwen Financial Corp.+.........................  1,309    2,212
         PRA Group, Inc.+...............................    438   14,861
         Regional Management Corp.+.....................     87    2,517
         World Acceptance Corp.+........................     61    6,333
                                                                --------
                                                                 637,908
                                                                --------
        FINANCE-CREDIT CARD -- 0.5%
         Paysign, Inc.+................................. 19,225  207,245
                                                                --------
        FINANCE-INVESTMENT BANKER/BROKER -- 0.2%
         Cowen, Inc., Class A+..........................    280    4,192
         Diamond Hill Investment Group, Inc.............     31    4,367
         GAIN Capital Holdings, Inc.....................    188      793
         Greenhill & Co., Inc...........................    159    2,576
         Houlihan Lokey, Inc............................    400   18,904
         INTL. FCStone, Inc.+...........................    155    6,200
         Ladenburg Thalmann Financial Services, Inc.....  1,155    2,610
         Moelis & Co., Class A..........................    461   16,448
         Oppenheimer Holdings, Inc., Class A............     92    2,502
         Piper Jaffray Cos..............................    133   10,446
         PJT Partners, Inc., Class A....................    219    9,095
         Siebert Financial Corp.+.......................     74      664
                                                                --------
                                                                  78,797
                                                                --------
        FINANCE-LEASING COMPANIES -- 0.0%
         Aircastle, Ltd.................................    509   13,855
                                                                --------
        FINANCE-MORTGAGE LOAN/BANKER -- 0.1%
         CBTX, Inc......................................    175    5,014
         Federal Agricultural Mtg. Corp., Class C.......     88    7,453
         Mr. Cooper Group, Inc.+........................    739    9,459
         PennyMac Financial Services, Inc.+.............    243    7,564
                                                                --------
                                                                  29,490
                                                                --------
        FINANCE-OTHER SERVICES -- 0.0%
         Deluxe Corp....................................    418   21,665
                                                                --------
        FINANCIAL GUARANTEE INSURANCE -- 0.2%
         MBIA, Inc.+....................................    774    7,190
         NMI Holdings, Inc., Class A+...................    633   18,515
         Radian Group, Inc..............................  1,988   49,899
                                                                --------
                                                                  75,604
                                                                --------
        FIREARMS & AMMUNITION -- 0.1%
         American Outdoor Brands Corp.+.................    525    3,717
         Axon Enterprise, Inc.+.........................    567   28,991
         Sturm Ruger & Co., Inc.........................    162    7,413
                                                                --------
                                                                  40,121
                                                                --------
        FOOD-BAKING -- 0.0%
         Hostess Brands, Inc.+..........................  1,161   14,838
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        FOOD-CANNED -- 0.0%
         Landec Corp.+..................................   237  $  2,334
         Seneca Foods Corp., Class A+...................    65     2,300
                                                                --------
                                                                   4,634
                                                                --------
        FOOD-CONFECTIONERY -- 0.1%
         Simply Good Foods Co.+.........................   803    19,705
         Tootsie Roll Industries, Inc...................   160     5,485
                                                                --------
                                                                  25,190
                                                                --------
        FOOD-DAIRY PRODUCTS -- 0.0%
         Dean Foods Co..................................   794       778
                                                                --------
        FOOD-MEAT PRODUCTS -- 0.0%
         Nathan's Famous, Inc...........................    28     2,131
                                                                --------
        FOOD-MISC./DIVERSIFIED -- 0.2%
         B&G Foods, Inc.................................   629     9,781
         Bridgford Foods Corp.+.........................    17       420
         Cal-Maine Foods, Inc...........................   306    12,206
         J&J Snack Foods Corp...........................   147    28,042
         John B. Sanfilippo & Son, Inc..................    84     8,914
         Lancaster Colony Corp..........................   184    25,609
                                                                --------
                                                                  84,972
                                                                --------
        FOOD-RETAIL -- 0.0%
         Ingles Markets, Inc., Class A..................   137     5,402
         Village Super Market, Inc., Class A............    80     2,120
         Weis Markets, Inc..............................    92     3,541
                                                                --------
                                                                  11,063
                                                                --------
        FOOD-WHOLESALE/DISTRIBUTION -- 1.6%
         Calavo Growers, Inc............................ 4,032   349,695
         Chefs' Warehouse, Inc.+........................ 8,912   295,210
         Fresh Del Monte Produce, Inc...................   301     9,602
         HF Foods Group, Inc.+..........................    73     1,418
         Performance Food Group Co.+.................... 1,001    42,653
         SpartanNash Co.................................   348     4,557
         United Natural Foods, Inc.+....................   512     3,840
                                                                --------
                                                                 706,975
                                                                --------
        FOOTWEAR & RELATED APPAREL -- 0.2%
         Crocs, Inc.+...................................   603    21,099
         Rocky Brands, Inc..............................    67     1,863
         Steven Madden, Ltd.............................   817    33,644
         Weyco Group, Inc...............................    60     1,480
         Wolverine World Wide, Inc......................   816    24,219
                                                                --------
                                                                  82,305
                                                                --------
        FUNERAL SERVICES & RELATED ITEMS -- 0.0%
         Carriage Services, Inc.........................   160     4,122
                                                                --------
        GAMBLING (NON-HOTEL) -- 0.6%
         Golden Entertainment, Inc.+....................   166     2,404
         Monarch Casino & Resort, Inc.+................. 5,983   258,406
         Red Rock Resorts, Inc., Class A................   679    14,788
         Twin River Worldwide Holdings, Inc.............   191     4,794
                                                                --------
                                                                 280,392
                                                                --------
        GAS-DISTRIBUTION -- 0.5%
         Chesapeake Utilities Corp......................   155    14,694
         New Jersey Resources Corp......................   863    37,627

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        GAS-DISTRIBUTION (CONTINUED)
         Northwest Natural Holding Co...................    294 $ 20,392
         ONE Gas, Inc...................................    508   47,163
         RGC Resources, Inc.............................     73    2,129
         South Jersey Industries, Inc...................    901   28,976
         Southwest Gas Holdings, Inc....................    528   46,094
         Spire, Inc.....................................    483   40,601
                                                                --------
                                                                 237,676
                                                                --------
        GOLD MINING -- 0.0%
         Gold Resource Corp.............................    590    2,584
         Novagold Resources, Inc.+......................  2,249   16,373
                                                                --------
                                                                  18,957
                                                                --------
        GOLF -- 0.1%
         Acushnet Holdings Corp.........................    342    9,730
         Callaway Golf Co...............................    908   18,360
         Drive Shack, Inc.+.............................    587    2,342
                                                                --------
                                                                  30,432
                                                                --------
        HAZARDOUS WASTE DISPOSAL -- 0.9%
         Heritage-Crystal Clean, Inc.+.................. 15,180  402,877
         US Ecology, Inc................................    215   13,380
                                                                --------
                                                                 416,257
                                                                --------
        HEALTH CARE COST CONTAINMENT -- 0.1%
         CorVel Corp.+..................................     88    6,962
         HealthEquity, Inc.+............................    673   38,220
                                                                --------
                                                                  45,182
                                                                --------
        HEALTHCARE SAFETY DEVICES -- 0.1%
         Tandem Diabetes Care, Inc.+....................    545   33,561
                                                                --------
        HOME FURNISHINGS -- 0.1%
         Ethan Allen Interiors, Inc.....................    233    4,592
         Flexsteel Industries, Inc......................     73    1,210
         Hooker Furniture Corp..........................    113    2,675
         Purple Innovation, Inc.+.......................     36      260
         Sleep Number Corp.+............................    280   13,474
                                                                --------
                                                                  22,211
                                                                --------
        HOTELS/MOTELS -- 0.0%
         BBX Capital Corp...............................    637    2,847
         Bluegreen Vacations Corp.......................     70      673
         Marcus Corp....................................    217    7,834
         Red Lion Hotels Corp.+.........................    234    1,404
         St. Joe Co.+...................................    329    6,103
         Target Hospitality Corp.+......................    321    1,778
                                                                --------
                                                                  20,639
                                                                --------
        HOUSEWARES -- 0.0%
         Lifetime Brands, Inc...........................    116      927
         Tupperware Brands Corp.........................    474    4,564
                                                                --------
                                                                   5,491
                                                                --------
        HUMAN RESOURCES -- 2.4%
         AMN Healthcare Services, Inc.+.................    447   26,266
         ASGN, Inc.+....................................    497   31,604
         Barrett Business Services, Inc.................     70    6,141
         BG Staffing, Inc............................... 19,894  380,572
         Cross Country Healthcare, Inc.+................    347    3,751
         Heidrick & Struggles International, Inc........    183    5,208

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       HUMAN RESOURCES (CONTINUED)
        Insperity, Inc.................................    377 $   39,822
        Kforce, Inc....................................  7,883    322,494
        Korn Ferry.....................................    548     20,106
        Resources Connection, Inc......................    297      4,351
        TriNet Group, Inc.+............................    434     22,998
        TrueBlue, Inc.+................................    387      8,862
        Willdan Group, Inc.+...........................  7,206    218,342
                                                               ----------
                                                                1,090,517
                                                               ----------
       IDENTIFICATION SYSTEMS -- 0.1%
        Brady Corp., Class A...........................    465     26,198
        Digimarc Corp.+................................    114      4,058
                                                               ----------
                                                                   30,256
                                                               ----------
       INDEPENDENT POWER PRODUCERS -- 0.0%
        Clearway Energy, Inc., Class A.................    339      5,821
        Clearway Energy, Inc., Class C.................    717     12,999
                                                               ----------
                                                                   18,820
                                                               ----------
       INDUSTRIAL AUDIO & VIDEO PRODUCTS -- 0.5%
        Akoustis Technologies, Inc.+...................    244      1,993
        GoPro, Inc., Class A+..........................  1,224      5,092
        Turtle Beach Corp.+............................ 18,461    200,856
                                                               ----------
                                                                  207,941
                                                               ----------
       INDUSTRIAL AUTOMATED/ROBOTIC -- 0.3%
        Hurco Cos., Inc................................     62      2,157
        Ichor Holdings, Ltd.+..........................  4,397    127,997
                                                               ----------
                                                                  130,154
                                                               ----------
       INSTRUMENTS-CONTROLS -- 0.1%
        Allied Motion Technologies, Inc................     69      2,612
        Watts Water Technologies, Inc., Class A........    268     24,991
                                                               ----------
                                                                   27,603
                                                               ----------
       INSTRUMENTS-SCIENTIFIC -- 0.3%
        Fluidigm Corp.+................................ 31,862    156,761
                                                               ----------
       INSURANCE BROKERS -- 0.1%
        Crawford & Co., Class A........................    161      1,705
        eHealth, Inc.+.................................    217     14,982
        Goosehead Insurance, Inc., Class A.............    111      5,681
                                                               ----------
                                                                   22,368
                                                               ----------
       INSURANCE-LIFE/HEALTH -- 0.2%
        American Equity Investment Life Holding Co.....    876     21,620
        CNO Financial Group, Inc.......................  1,518     23,757
        FBL Financial Group, Inc., Class A.............     94      5,394
        FGL Holdings...................................  1,417     12,795
        GWG Holdings, Inc.+............................     18        184
        Health Insurance Innovations, Inc., Class A+...     95      2,516
        Independence Holding Co........................     49      1,916
        National Western Life Group, Inc., Class A.....     22      5,997
        Tiptree, Inc...................................    242      1,779
        Trupanion, Inc.+...............................    276      6,541
                                                               ----------
                                                                   82,499
                                                               ----------
       INSURANCE-MULTI-LINE -- 0.1%
        Citizens, Inc.+................................    481      3,204
        Genworth Financial, Inc., Class A+.............  4,919     21,053

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        INSURANCE-MULTI-LINE (CONTINUED)
         Horace Mann Educators Corp.....................    402 $ 17,511
         United Fire Group, Inc.........................    206    9,377
                                                                --------
                                                                  51,145
                                                                --------
        INSURANCE-PROPERTY/CASUALTY -- 0.6%
         Ambac Financial Group, Inc.+...................    440    9,020
         AMERISAFE, Inc.................................    186   11,817
         Donegal Group, Inc., Class A...................    101    1,487
         Employers Holdings, Inc........................    307   12,998
         Enstar Group, Ltd.+............................    112   22,501
         FedNat Holding Co..............................    112    1,607
         Hallmark Financial Services, Inc.+.............    127    2,263
         HCI Group, Inc.................................     61    2,565
         Heritage Insurance Holdings, Inc...............    259    3,450
         Investors Title Co.............................     15    2,275
         James River Group Holdings, Ltd................    287   10,277
         Kinsale Capital Group, Inc.....................    199   21,038
         National General Holdings Corp.................    659   14,050
         NI Holdings, Inc.+.............................     92    1,610
         Palomar Holdings, Inc.+........................     57    2,574
         ProAssurance Corp..............................    518   20,316
         ProSight Global, Inc.+.........................     89    1,412
         Protective Insurance Corp., Class B............     89    1,416
         RLI Corp.......................................    388   37,760
         Safety Insurance Group, Inc....................    144   13,997
         Selective Insurance Group, Inc.................    568   39,260
         State Auto Financial Corp......................    167    5,526
         Stewart Information Services Corp..............    228    9,330
         United Insurance Holdings Corp.................    201    2,464
         Universal Insurance Holdings, Inc..............    297    8,052
         Watford Holdings, Ltd.+........................    197    5,307
                                                                --------
                                                                 264,372
                                                                --------
        INSURANCE-REINSURANCE -- 0.2%
         Argo Group International Holdings, Ltd.........    317   19,613
         Essent Group, Ltd..............................    936   48,756
         Global Indemnity, Ltd..........................     81    2,006
         Greenlight Capital Re, Ltd., Class A+..........    284    3,067
         Third Point Reinsurance, Ltd.+.................    719    6,823
                                                                --------
                                                                  80,265
                                                                --------
        INTERNET APPLICATION SOFTWARE -- 0.0%
         Tucows, Inc., Class A+.........................     91    5,054
         VirnetX Holding Corp.+.........................    596    3,487
                                                                --------
                                                                   8,541
                                                                --------
        INTERNET CONNECTIVITY SERVICES -- 0.5%
         Boingo Wireless, Inc.+.........................    422    3,996
         Cogent Communications Holdings, Inc............    408   23,925
         PC-Tel, Inc.................................... 29,224  208,952
                                                                --------
                                                                 236,873
                                                                --------
        INTERNET CONTENT-ENTERTAINMENT -- 0.0%
         Limelight Networks, Inc.+......................  1,100    4,642
                                                                --------
        INTERNET CONTENT-INFORMATION/NEWS -- 2.2%
         DHI Group, Inc.+...............................    497    1,799
         HealthStream, Inc.+............................ 15,255  428,055
         LiveXLive Media, Inc.+.........................    317      539
         OptimizeRx Corp.+.............................. 18,906  245,778

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        INTERNET CONTENT-INFORMATION/NEWS (CONTINUED)
         TechTarget, Inc.+.............................. 11,911 $290,628
         Yelp, Inc.+....................................    674   23,260
                                                                --------
                                                                 990,059
                                                                --------
        INTERNET SECURITY -- 0.7%
         Zix Corp.+..................................... 45,260  299,169
                                                                --------
        INTERNET TELEPHONE -- 0.0%
         8x8, Inc.+.....................................    911   17,601
                                                                --------
        INVESTMENT COMPANIES -- 0.0%
         Altus Midstream Co., Class A+..................    489    1,076
         Ellington Financial, Inc.......................    298    5,489
         Medallion Financial Corp.+.....................    201    1,375
         PDL Community Bancorp+.........................     82    1,150
         Rafael Holdings, Inc., Class B+................    103    1,789
                                                                --------
                                                                  10,879
                                                                --------
        INVESTMENT MANAGEMENT/ADVISOR SERVICES -- 1.9%
         Altisource Portfolio Solutions SA+.............     56      997
         Ares Management Corp., Class A.................    651   19,250
         Artisan Partners Asset Management, Inc.,
           Class A......................................    486   13,292
         Ashford, Inc.+.................................      2       57
         Assetmark Financial Holdings, Inc.+............    133    3,650
         Associated Capital Group, Inc., Class A........     19      771
         B. Riley Financial, Inc........................    200    5,630
         Blucora, Inc.+................................. 12,541  271,262
         Boston Private Financial Holdings, Inc.........    806    9,067
         Brightsphere Investment Group, Inc.............    673    6,609
         Cohen & Steers, Inc............................    221   14,462
         Columbia Financial, Inc.+......................    514    8,476
         Federated Investors, Inc., Class B.............    937   29,928
         Focus Financial Partners, Inc. Class A+........    294    6,433
         GAMCO Investors, Inc., Class A.................     51      804
         Hamilton Lane, Inc., Class A...................    212   12,639
         Pzena Investment Management, Inc., Class A..... 19,185  159,235
         Sculptor Capital Management, Inc...............    163    2,929
         Silvercrest Asset Management Group, Inc.,
           Class A...................................... 19,903  239,234
         Stifel Financial Corp..........................    657   36,779
         Virtus Investment Partners, Inc................     64    6,943
         Waddell & Reed Financial, Inc., Class A........    701   11,609
         Westwood Holdings Group, Inc...................     79    2,388
         WisdomTree Investments, Inc....................  1,295    6,617
                                                                --------
                                                                 869,061
                                                                --------
        LASERS-SYSTEM/COMPONENTS -- 0.1%
         II-VI, Inc.+...................................    868   28,774
                                                                --------
        LEISURE PRODUCTS -- 0.0%
         Escalade, Inc..................................    104    1,192
         Johnson Outdoors, Inc., Class A................     48    2,810
                                                                --------
                                                                   4,002
                                                                --------
        LINEN SUPPLY & RELATED ITEMS -- 0.1%
         UniFirst Corp..................................    147   29,523
                                                                --------
        MACHINE TOOLS & RELATED PRODUCTS -- 0.1%
         Kennametal, Inc................................    798   24,698
         Luxfer Holdings PLC............................    254    4,283

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        MACHINE TOOLS & RELATED PRODUCTS (CONTINUED)
         Milacron Holdings Corp.+.......................    667 $ 11,152
                                                                --------
                                                                  40,133
                                                                --------
        MACHINERY-CONSTRUCTION & MINING -- 0.1%
         Astec Industries, Inc..........................    217    7,614
         Hyster-Yale Materials Handling, Inc............     98    4,971
         Terex Corp.....................................    616   16,971
                                                                --------
                                                                  29,556
                                                                --------
        MACHINERY-ELECTRICAL -- 0.1%
         Bloom Energy Corp. Class A+....................    536    1,640
         Franklin Electric Co., Inc.....................    449   24,179
         SPX Corp.+.....................................    425   19,354
                                                                --------
                                                                  45,173
                                                                --------
        MACHINERY-FARMING -- 0.0%
         Alamo Group, Inc...............................     94   10,064
         Lindsay Corp...................................    105    9,913
                                                                --------
                                                                  19,977
                                                                --------
        MACHINERY-GENERAL INDUSTRIAL -- 0.3%
         Albany International Corp., Class A............    298   25,026
         Altra Industrial Motion Corp...................    625   19,250
         Applied Industrial Technologies, Inc...........    372   22,260
         Chart Industries, Inc.+........................    350   20,520
         DXP Enterprises, Inc.+.........................    158    5,454
         Gencor Industries, Inc.+.......................     89    1,113
         Kadant, Inc....................................    106    9,625
         Manitowoc Co, Inc.+............................    341    4,351
         Tennant Co.....................................    175   13,550
         Twin Disc, Inc.+...............................    100    1,076
         Welbilt, Inc.+.................................  1,262   23,928
                                                                --------
                                                                 146,153
                                                                --------
        MACHINERY-MATERIAL HANDLING -- 0.0%
         Columbus McKinnon Corp.........................    224    8,404
                                                                --------
        MACHINERY-PUMPS -- 0.2%
         Cactus, Inc., Class A+.........................    457   13,582
         CSW Industrials, Inc...........................    145   10,037
         Gorman-Rupp Co.................................    171    6,317
         Mueller Water Products, Inc., Class A..........  1,525   17,842
         NN, Inc........................................    408    2,946
         SPX FLOW, Inc.+................................    407   18,429
                                                                --------
                                                                  69,153
                                                                --------
        MARINE SERVICES -- 0.0%
         SEACOR Marine Holdings, Inc.+..................    191    2,485
                                                                --------
        MEDICAL IMAGING SYSTEMS -- 0.0%
         Lantheus Holdings, Inc.+.......................    371    7,735
                                                                --------
        MEDICAL INFORMATION SYSTEMS -- 1.1%
         Allscripts Healthcare Solutions, Inc.+.........  1,612   17,635
         Castlight Health, Inc., Class B+...............    990    1,495
         Computer Programs & Systems, Inc...............    123    2,838
         Health Catalyst, Inc.+.........................     79    2,541
         Inovalon Holdings, Inc., Class A+..............    692   10,816
         MTBC, Inc.+.................................... 43,525  156,690
         NextGen Healthcare, Inc.+......................    531    8,976
         Phreesia, Inc.+................................    100    2,963

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        MEDICAL INFORMATION SYSTEMS (CONTINUED)
         Tabula Rasa HealthCare, Inc.+..................  5,835 $297,235
                                                                --------
                                                                 501,189
                                                                --------
        MEDICAL INSTRUMENTS -- 0.2%
         AngioDynamics, Inc.+...........................    355    5,431
         Apyx Medical Corp.+............................    324    2,138
         LivaNova PLC+..................................    472   33,385
         Misonix, Inc.+.................................     72    1,249
         Natus Medical, Inc.+...........................    328   11,047
         NuVasive, Inc.+................................    505   35,623
         Silk Road Medical, Inc.+.......................    114    3,776
         TransEnterix, Inc.+............................  1,788      408
                                                                --------
                                                                  93,057
                                                                --------
        MEDICAL LABS & TESTING SERVICES -- 0.3%
         Avalon GloboCare Corp.+........................    211      308
         Castle Biosciences, Inc.+......................     35      824
         Cellular Biomedicine Group, Inc.+..............    118    2,158
         Invitae Corp.+.................................    842   13,565
         Medpace Holdings, Inc.+........................    268   19,733
         Natera, Inc.+..................................    544   20,955
         Neuronetics, Inc.+.............................    127    1,132
         Personalis, Inc.+..............................     87      901
         SI-BONE, Inc.+.................................    156    2,597
         Syneos Health, Inc.+...........................    605   30,341
         Teladoc Health, Inc.+..........................    694   53,160
         Vapotherm, Inc.+...............................    143    1,473
                                                                --------
                                                                 147,147
                                                                --------
        MEDICAL LASER SYSTEMS -- 0.0%
         Cutera, Inc.+..................................    134    4,221
                                                                --------
        MEDICAL PRODUCTS -- 2.4%
         Accuray, Inc.+.................................    844    2,194
         Alphatec Holdings, Inc.+.......................    371    2,553
         AtriCure, Inc.+................................    360    9,572
         Atrion Corp....................................     15   12,651
         Avanos Medical, Inc.+..........................    459   20,214
         Avedro, Inc.+..................................     76    1,766
         AxoGen, Inc.+..................................    329    4,091
         Axonics Modulation Technologies, Inc.+.........    150    3,708
         BioSig Technologies, Inc.+.....................    152    1,008
         Cardiovascular Systems, Inc.+..................    332   14,781
         Cerus Corp.+...................................  1,348    5,864
         Conformis, Inc.+...............................    628    1,200
         CryoLife, Inc.+................................    355    7,970
         CytoSorbents Corp.+............................    298    1,416
         Glaukos Corp.+.................................    350   22,341
         Globus Medical, Inc., Class A+.................    739   38,701
         Haemonetics Corp.+.............................    497   60,003
         Hanger, Inc.+..................................    352    7,959
         Inogen, Inc.+..................................    177    9,635
         Inspire Medical Systems, Inc.+.................    130    7,927
         Integer Holdings Corp.+........................    315   24,394
         Intersect ENT, Inc.+...........................    299    5,328
         Invacare Corp..................................    327    2,524
         iRadimed Corp.+................................ 14,739  372,160
         iRhythm Technologies, Inc.+....................    241   16,104
         LeMaitre Vascular, Inc.........................    157    5,432

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
       -----------------------------------------------------------------
       MEDICAL PRODUCTS (CONTINUED)
        Luminex Corp...................................    409 $    8,382
        NanoString Technologies, Inc.+.................    325      7,345
        Nevro Corp.+...................................    290     24,998
        Novocure, Ltd.+................................    844     60,464
        Orthofix Medical, Inc.+........................    175      7,355
        OrthoPediatrics Corp.+.........................     87      3,365
        Pulse Biosciences, Inc.+.......................    109      1,535
        Rockwell Medical, Inc.+........................    601      1,328
        RTI Surgical Holdings, Inc.+...................    552      1,214
        SeaSpine Holdings Corp.+.......................    154      2,131
        Shockwave Medical, Inc.+.......................     64      2,177
        Sientra, Inc.+.................................    374      2,405
        Soliton, Inc.+.................................     51        567
        Surmodics, Inc.+...............................    127      6,034
        Tactile Systems Technology, Inc.+..............    176      7,994
        Wright Medical Group NV+.......................  1,226     25,501
        Zynex, Inc..................................... 29,512    272,691
                                                               ----------
                                                                1,096,982
                                                               ----------
       MEDICAL-BIOMEDICAL/GENE -- 4.0%
        Abeona Therapeutics, Inc.+.....................    313        742
        ACADIA Pharmaceuticals, Inc.+..................  1,024     43,428
        Acceleron Pharma, Inc.+........................    438     19,653
        Acer Therapeutics, Inc.+.......................     49        153
        Achillion Pharmaceuticals, Inc.+...............  1,324      8,487
        Acorda Therapeutics, Inc.+.....................    436        719
        ADMA Biologics, Inc.+..........................    489      2,391
        Aduro Biotech, Inc.+...........................    637        726
        Adverum Biotechnologies, Inc.+.................    525      3,817
        Affimed NV+....................................    585      1,720
        Agenus, Inc.+..................................  1,040      2,694
        AgeX Therapeutics, Inc.+.......................    221        345
        Akero Therapeutics, Inc.+......................     47      1,091
        Albireo Pharma, Inc.+..........................    105      1,929
        Alder Biopharmaceuticals, Inc. CVR+(1).........    708        623
        Aldeyra Therapeutics, Inc.+....................    219      1,224
        Allakos, Inc.+.................................    189     12,965
        Allogene Therapeutics, Inc.+...................    377     10,858
        AMAG Pharmaceuticals, Inc.+....................    328      3,183
        Amicus Therapeutics, Inc.+.....................  2,486     20,957
        AnaptysBio, Inc.+..............................    239      9,015
        Anavex Life Sciences Corp.+....................    417      1,134
        ANI Pharmaceuticals, Inc.+.....................  4,836    377,740
        Apellis Pharmaceuticals, Inc.+.................    469     13,784
        Applied Therapeutics, Inc.+....................     20        330
        Arcus Biosciences, Inc.+.......................    315      2,473
        Ardelyx, Inc.+.................................    458      2,290
        Arena Pharmaceuticals, Inc.+...................    485     23,627
        ArQule, Inc.+..................................  1,090     11,020
        Arrowhead Pharmaceuticals, Inc.+...............    907     36,325
        Assembly Biosciences, Inc.+....................    219      3,616
        Atara Biotherapeutics, Inc.+...................    500      5,460
        Athersys, Inc.+................................  1,268      1,623
        Atreca, Inc., Class A+.........................     63        709
        Audentes Therapeutics, Inc.+...................    437     11,755
        Avid Bioservices, Inc.+........................    545      2,916
        Avrobio, Inc.+.................................    201      2,919
        BioCryst Pharmaceuticals, Inc.+................  1,070      2,140
        Biohaven Pharmaceutical Holding Co., Ltd.+.....    380     17,450

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        MEDICAL-BIOMEDICAL/GENE (CONTINUED)
         Blueprint Medicines Corp.+.....................    474 $ 32,630
         Bridgebio Pharma, Inc.+........................    219    4,952
         Calithera Biosciences, Inc.+...................    458    1,319
         Cambrex Corp.+.................................    328   19,591
         Cara Therapeutics, Inc.+.......................    387    8,034
         CASI Pharmaceuticals, Inc.+....................    490    1,607
         CEL-SCI Corp.+.................................    264    1,811
         Cerecor, Inc.+.................................    208      716
         Champions Oncology, Inc.+...................... 31,070  162,496
         ChemoCentryx, Inc.+............................    396    3,406
         ChromaDex Corp.+...............................    384    1,110
         Constellation Pharmaceuticals, Inc.+...........    150    2,072
         Cortexyme, Inc.+...............................     29      602
         Crinetics Pharmaceuticals, Inc.+...............    107    1,884
         Cue Biopharma, Inc.+...........................    190    1,630
         Cymabay Therapeutics, Inc.+....................    669    3,004
         CytomX Therapeutics, Inc.+.....................    438    2,685
         Deciphera Pharmaceuticals, Inc.+...............    184    8,159
         Denali Therapeutics, Inc.+.....................    466    7,302
         Dicerna Pharmaceuticals, Inc.+.................    503    8,294
         Dynavax Technologies Corp.+....................    810    4,123
         Editas Medicine, Inc.+.........................    483   10,066
         Eidos Therapeutics, Inc.+......................    107    5,190
         Eiger BioPharmaceuticals, Inc.+................    228    2,485
         ElectroCore, Inc.+.............................    126      199
         Emergent BioSolutions, Inc.+...................    443   25,322
         Enochian Biosciences, Inc.+....................     39      222
         Enzo Biochem, Inc.+............................    428    1,352
         Epizyme, Inc.+.................................    754    8,679
         Esperion Therapeutics, Inc.+...................    243    9,664
         Evelo Biosciences, Inc.+.......................    133      868
         Evolus, Inc.+..................................    147    2,345
         EyePoint Pharmaceuticals, Inc.+................    601    1,358
         Fate Therapeutics, Inc.+.......................    509    7,610
         FibroGen, Inc.+................................    754   29,519
         Five Prime Therapeutics, Inc.+.................    335    1,323
         Forty Seven, Inc.+.............................    216    1,493
         Geron Corp.+...................................  1,698    2,428
         GlycoMimetics, Inc.+...........................    329    1,737
         Gossamer Bio, Inc.+............................    416    8,559
         Halozyme Therapeutics, Inc.+...................  1,391   21,310
         Homology Medicines, Inc.+......................    241    3,164
         ImmunoGen, Inc.+...............................  1,409    3,353
         Immunomedics, Inc.+............................  1,701   27,216
         Innoviva, Inc.+................................    621    7,216
         Inovio Pharmaceuticals, Inc.+..................    901    1,919
         Insmed, Inc.+..................................    865   16,080
         Intercept Pharmaceuticals, Inc.+...............    245   17,831
         Intrexon Corp.+................................    697    3,541
         Iovance Biotherapeutics, Inc.+.................  1,114   23,539
         Kaleido Biosciences, Inc.+.....................     49      287
         Karuna Therapeutics, Inc.+.....................     45      626
         Karyopharm Therapeutics, Inc.+.................    571    6,681
         Kezar Life Sciences, Inc.+.....................    151      491
         Kindred Biosciences, Inc.+.....................    360    2,941
         Kiniksa Pharmaceuticals, Ltd., Class A+........    135      952
         Krystal Biotech, Inc.+.........................    102    4,189
         Lexicon Pharmaceuticals, Inc.+.................    403    1,495

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        MEDICAL-BIOMEDICAL/GENE (CONTINUED)
         Ligand Pharmaceuticals, Inc.+..................   180  $19,586
         Lineage Cell Therapeutics, Inc.+............... 1,051      820
         Liquidia Technologies, Inc.+...................   131      574
         Livongo Health, Inc.+..........................   141    3,044
         LogicBio Therapeutics, Inc.+...................    79      786
         MacroGenics, Inc.+.............................   463    3,936
         Magenta Therapeutics, Inc.+....................   187    1,947
         Marker Therapeutics, Inc.+.....................   263    1,010
         Medicines Co.+.................................   735   38,580
         MEI Pharma, Inc.+..............................   662    1,198
         MeiraGTx Holdings PLC+.........................   166    2,399
         Menlo Therapeutics, Inc.+......................   150      761
         Mersana Therapeutics, Inc.+....................   349      656
         Mirati Therapeutics, Inc.+.....................   265   24,958
         Molecular Templates, Inc.+.....................   165    1,396
         Mustang Bio, Inc.+.............................   271      718
         Myriad Genetics, Inc.+.........................   681   22,929
         NeoGenomics, Inc.+.............................   927   21,256
         Neon Therapeutics, Inc.+.......................   137      289
         NextCure, Inc.+................................    29      725
         NGM Biopharmaceuticals, Inc.+..................    66      856
         Novavax, Inc.+.................................   232      967
         Omeros Corp.+..................................   453    7,176
         Oncocyte Corp.+................................   209      355
         Oncternal Therapeutics, Inc. CVR+(1)...........     7       14
         Organogenesis Holdings, Inc.+..................   103      722
         Osmotica Pharmaceuticals PLC+..................    77      341
         Pacific Biosciences of California, Inc.+....... 1,383    6,694
         Palatin Technologies, Inc.+.................... 1,967    1,589
         PDL BioPharma, Inc.+........................... 1,095    3,088
         Pfenex, Inc.+..................................   290    2,674
         Pieris Pharmaceuticals, Inc.+..................   450    1,490
         PolarityTE, Inc.+..............................   143      388
         Precision BioSciences, Inc.+...................    89      578
         Prevail Therapeutics, Inc.+....................    72      793
         Prothena Corp. PLC+............................   391    3,558
         PTC Therapeutics, Inc.+........................   556   22,735
         Puma Biotechnology, Inc.+......................   299    2,033
         Radius Health, Inc.+...........................   438   12,457
         REGENXBIO, Inc.+...............................   325   11,599
         Replimune Group, Inc.+.........................   113    1,921
         resTORbio, Inc.+...............................   149    1,080
         Retrophin, Inc.+...............................   402    4,824
         Rigel Pharmaceuticals, Inc.+................... 1,634    3,350
         Rocket Pharmaceuticals, Inc.+..................   289    4,202
         Rubius Therapeutics, Inc.+.....................   340    3,006
         Sangamo Therapeutics, Inc.+.................... 1,116   10,100
         Savara, Inc.+..................................   337      297
         Scholar Rock Holding Corp.+....................   171    1,582
         Solid Biosciences, Inc.+.......................   191    2,111
         Sorrento Therapeutics, Inc.+................... 1,216    1,848
         Spark Therapeutics, Inc.+......................   334   36,463
         Stemline Therapeutics, Inc.+...................   436    4,360
         Stoke Therapeutics, Inc.+......................    89    2,522
         Strongbridge Biopharma PLC+....................   352      746
         Syndax Pharmaceuticals, Inc.+..................   195    1,310
         Synlogic, Inc.+................................   152      325
         Synthorx, Inc.+................................    93    1,278
         TCR2 Therapeutics, Inc.+.......................   114    1,417

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
       -----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       MEDICAL-BIOMEDICAL/GENE (CONTINUED)
        Theravance Biopharma, Inc.+....................    429 $    6,915
        Tobira Therapeutics, Inc. CVR+(1)..............    104          0
        Tocagen, Inc.+.................................    206        130
        Translate Bio, Inc.+...........................    286      2,615
        TransMedics Group, Inc.+.......................     64      1,148
        Twist Bioscience Corp.+........................    211      5,026
        Tyme Technologies, Inc.+.......................    574        763
        Ultragenyx Pharmaceutical, Inc.+...............    531     21,314
        UNITY Biotechnology, Inc.+.....................    259      1,616
        VBI Vaccines, Inc.+............................    816        477
        Veracyte, Inc.+................................ 10,548    241,866
        Vericel Corp.+.................................    427      6,776
        Viking Therapeutics, Inc.+.....................    631      4,083
        WaVe Life Sciences, Ltd.+......................    218      5,513
        X4 Pharmaceuticals, Inc.+......................    116      1,421
        XBiotech, Inc.+................................    185      2,011
        Y-mAbs Therapeutics, Inc.+.....................    198      6,168
        ZIOPHARM Oncology, Inc.+.......................  1,560      6,583
                                                               ----------
                                                                1,829,550
                                                               ----------
       MEDICAL-DRUGS -- 3.1%
        AcelRx Pharmaceuticals, Inc.+..................    762      1,524
        Aclaris Therapeutics, Inc.+....................    300        525
        Adamas Pharmaceuticals, Inc.+..................    219        900
        Aeglea BioTherapeutics, Inc.+..................    254      1,933
        Aerie Pharmaceuticals, Inc.+...................    410      9,098
        Aimmune Therapeutics, Inc.+....................    432     12,018
        Akcea Therapeutics, Inc.+......................    120      2,200
        Akorn, Inc.+...................................    907      4,526
        Alector, Inc.+.................................    294      4,951
        Amphastar Pharmaceuticals, Inc.+...............    349      6,741
        Athenex, Inc.+.................................    664      7,331
        Axcella Health, Inc.+..........................     16         85
        Beyondspring, Inc.+............................    117      1,384
        BioSpecifics Technologies Corp.+...............  4,432    214,642
        Bioxcel Therapeutics, Inc.+....................     59        245
        Catalyst Pharmaceuticals, Inc.+................ 47,008    222,348
        cbdMD, Inc.+...................................    100        352
        Checkpoint Therapeutics, Inc.+.................    238        464
        Chiasma, Inc.+.................................    333      1,745
        Chimerix, Inc.+................................    466        666
        Clovis Oncology, Inc.+.........................    489      1,550
        Coherus Biosciences, Inc.+.....................  6,374    110,716
        Collegium Pharmaceutical, Inc.+................    313      3,756
        Concert Pharmaceuticals, Inc.+.................    209      1,302
        Corbus Pharmaceuticals Holdings, Inc.+.........    577      2,983
        Corcept Therapeutics, Inc.+....................    931     13,583
        Corium International, Inc.+(1).................    315         57
        Cyclerion Therapeutics, Inc.+..................    230        550
        Cytokinetics, Inc.+............................    541      6,303
        Dova Pharmaceuticals, Inc.+....................     81      2,309
        Eagle Pharmaceuticals, Inc.+...................     89      5,580
        Eloxx Pharmaceuticals, Inc.+...................    245      1,492
        Enanta Pharmaceuticals, Inc.+..................    167     10,167
        Fulcrum Therapeutics, Inc.+....................     44        276
        Galectin Therapeutics, Inc.+...................    389      1,548
        Global Blood Therapeutics, Inc.+...............    563     26,996
        Gritstone Oncology, Inc.+......................    242      1,963

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
       -----------------------------------------------------------------
       MEDICAL-DRUGS (CONTINUED)
        Harpoon Therapeutics,, Inc.+...................     71 $      944
        Harrow Health, Inc.+........................... 33,523    167,615
        Hookipa Pharma, Inc.+..........................     21        172
        Intellia Therapeutics, Inc.+...................    375      4,682
        Intra-Cellular Therapies, Inc.+................    433      4,005
        Ironwood Pharmaceuticals, Inc.+................  1,493     14,990
        Jounce Therapeutics, Inc.+.....................    157        568
        Kadmon Holdings, Inc.+.........................  1,265      3,656
        Kala Pharmaceuticals, Inc.+....................    212        770
        KalVista Pharmaceuticals, Inc.+................    114      1,208
        Kura Oncology, Inc.+...........................    333      4,988
        Lannett Co., Inc.+.............................    307      3,650
        Madrigal Pharmaceuticals, Inc.+................     76      7,025
        Mallinckrodt PLC+..............................    817      2,582
        Marinus Pharmaceuticals, Inc.+.................    487        570
        MediciNova, Inc.+..............................    400      3,224
        Millendo Therapeutics, Inc.+...................     91        656
        Minerva Neurosciences, Inc.+...................    287      1,360
        Mirum Pharmaceuticals, Inc.+...................     26        187
        Morphic Holding, Inc.+.........................     48        672
        MyoKardia, Inc.+...............................    432     24,766
        Ocular Therapeutix, Inc.+......................    403      1,306
        Odonate Therapeutics, Inc.+....................    114      3,621
        Optinose, Inc.+................................    242      1,892
        Pacira BioSciences, Inc.+......................    394     15,953
        Paratek Pharmaceuticals, Inc.+.................    311        959
        PhaseBio Pharmaceuticals, Inc.+................    133        547
        Prestige Consumer Healthcare, Inc.+............    490     17,375
        Principia Biopharma, Inc.+.....................    130      4,590
        Progenics Pharmaceuticals, Inc.+...............    845      4,487
        Protagonist Therapeutics, Inc.+................    165      2,219
        Ra Pharmaceuticals, Inc.+......................    338     15,910
        Reata Pharmaceuticals, Inc., Class A+..........    195     40,186
        Rhythm Pharmaceuticals, Inc.+..................    223      4,754
        Seres Therapeutics, Inc.+......................    355      1,242
        SIGA Technologies, Inc.+.......................    536      2,975
        Spectrum Pharmaceuticals, Inc.+................  1,084      8,412
        Spero Therapeutics, Inc.+......................    106      1,163
        Supernus Pharmaceuticals, Inc.+................    479     13,311
        Sutro Biopharma, Inc.+.........................    105      1,053
        Syros Pharmaceuticals, Inc.+...................    337      1,744
        TG Therapeutics, Inc.+.........................    797      5,443
        TherapeuticsMD, Inc.+..........................  1,914      5,091
        Tricida, Inc.+.................................    212      7,931
        Turning Point Therapeutics, Inc.+..............     64      2,455
        UroGen Pharma, Ltd.+...........................    182      4,119
        Vanda Pharmaceuticals, Inc.+................... 21,202    286,439
        Verrica Pharmaceuticals, Inc.+.................    125      1,690
        Voyager Therapeutics, Inc.+....................    234      3,601
        Xeris Pharmaceuticals, Inc.+...................    259      2,119
        Zogenix, Inc.+.................................    414     18,485
        Zynerba Pharmaceuticals, Inc.+.................    222      1,723
                                                               ----------
                                                                1,415,894
                                                               ----------
       MEDICAL-GENERIC DRUGS -- 0.1%
        Amneal Pharmaceuticals, Inc.+..................    910      2,803
        Arvinas, Inc.+.................................    178      3,677
        Endo International PLC+........................  2,185     10,029
        Kodiak Sciences, Inc.+.........................    229      4,743

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
       ----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       MEDICAL-GENERIC DRUGS (CONTINUED)
        Momenta Pharmaceuticals, Inc.+..................    958 $ 14,830
                                                                --------
                                                                  36,082
                                                                --------
       MEDICAL-HMO -- 0.1%
        Magellan Health, Inc.+..........................    213   13,823
        Tivity Health, Inc.+............................    461    7,473
        Triple-S Management Corp., Class B+.............    222    3,359
                                                                --------
                                                                  24,655
                                                                --------
       MEDICAL-HOSPITALS -- 0.1%
        Community Health Systems, Inc.+.................    837    2,963
        Select Medical Holdings Corp.+..................  1,069   19,477
        Surgery Partners, Inc.+.........................    233    1,853
        Tenet Healthcare Corp.+.........................  1,000   25,340
                                                                --------
                                                                  49,633
                                                                --------
       MEDICAL-NURSING HOMES -- 0.1%
        Ensign Group, Inc...............................    492   20,787
        Genesis Healthcare, Inc.+.......................    814    1,042
        National HealthCare Corp........................    119    9,779
                                                                --------
                                                                  31,608
                                                                --------
       MEDICAL-OUTPATIENT/HOME MEDICAL -- 1.7%
        Addus HomeCare Corp.+...........................  4,065  342,314
        Amedisys, Inc.+.................................    305   39,199
        Joint Corp.+.................................... 17,578  335,212
        LHC Group, Inc.+................................    292   32,403
        Pennant Group, Inc.+............................    245    4,408
        Providence Service Corp.+.......................    113    7,217
                                                                --------
                                                                 760,753
                                                                --------
       MEDICAL-WHOLESALE DRUG DISTRIBUTION -- 0.0%
        Diplomat Pharmacy, Inc.+........................    567    3,085
        Evofem Biosciences, Inc.+.......................    137      697
        Owens & Minor, Inc..............................    599    4,031
                                                                --------
                                                                   7,813
                                                                --------
       METAL PROCESSORS & FABRICATION -- 0.3%
        AZZ, Inc........................................    252    9,775
        CIRCOR International, Inc.+.....................    189    7,237
        Helios Technologies, Inc........................    285   11,294
        Lawson Products, Inc.+..........................     40    1,838
        LB Foster Co., Class A+.........................     97    1,765
        Mayville Engineering Co., Inc.+.................     62      530
        Mueller Industries, Inc.........................    539   16,585
        Park-Ohio Holdings Corp.........................     85    2,615
        RBC Bearings, Inc.+.............................    236   37,864
        Rexnord Corp.+..................................  1,023   28,941
        Tredegar Corp...................................    253    5,030
                                                                --------
                                                                 123,474
                                                                --------
       METAL PRODUCTS-DISTRIBUTION -- 0.0%
        Olympic Steel, Inc..............................     90    1,348
        Ryerson Holding Corp.+..........................    157    1,364
        Worthington Industries, Inc.....................    376   13,841
                                                                --------
                                                                  16,553
                                                                --------
       METAL PRODUCTS-FASTENERS -- 0.0%
        Eastern Co......................................     52    1,435

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
       ----------------------------------------------------------------
       METAL PRODUCTS-FASTENERS (CONTINUED)
        TriMas Corp.+...................................    441 $ 14,253
                                                                --------
                                                                  15,688
                                                                --------
       METAL-ALUMINUM -- 0.0%
        Century Aluminum Co.+...........................    488    2,845
        Kaiser Aluminum Corp............................    156   16,705
                                                                --------
                                                                  19,550
                                                                --------
       METAL-DIVERSIFIED -- 0.0%
        Ferroglobe Representation & Warranty Trust+(1)..    777        0
                                                                --------
       METAL-IRON -- 0.0%
        Cleveland-Cliffs, Inc...........................  2,612   18,885
                                                                --------
       MINING SERVICES -- 0.0%
        Contura Energy, Inc.+...........................    185    4,244
                                                                --------
       MISCELLANEOUS MANUFACTURING -- 0.1%
        Hillenbrand, Inc................................    602   18,536
        John Bean Technologies Corp.....................    303   31,139
                                                                --------
                                                                  49,675
                                                                --------
       MOTION PICTURES & SERVICES -- 0.0%
        Eros International PLC+.........................    709    1,588
        IMAX Corp.+.....................................    509   10,867
                                                                --------
                                                                  12,455
                                                                --------
       MRI/MEDICAL DIAGNOSTIC IMAGING -- 1.0%
        RadNet, Inc.+................................... 28,871  450,965
                                                                --------
       MULTIMEDIA -- 0.1%
        E.W. Scripps Co., Class A.......................    532    7,147
        Entravision Communications Corp., Class A.......    590    1,676
        Liberty Media Corp.-Liberty Braves, Series A+...     97    2,863
        Liberty Media Corp.-Liberty Braves, Series C+...    350   10,294
        Media General, Inc. CVR+(1).....................  1,299        0
                                                                --------
                                                                  21,980
                                                                --------
       NETWORKING PRODUCTS -- 0.5%
        A10 Networks, Inc.+.............................    550    4,086
        Calix, Inc.+....................................    454    3,473
        Extreme Networks, Inc.+.........................  1,136    7,316
        Infinera Corp.+.................................  1,705    9,531
        Inseego Corp.+..................................    438    2,510
        Lantronix, Inc.+................................ 54,173  167,936
        NeoPhotonics Corp.+.............................    376    2,474
        NETGEAR, Inc.+..................................    299    8,124
                                                                --------
                                                                 205,450
                                                                --------
       NIGHT CLUBS -- 0.0%
        RCI Hospitality Holdings, Inc...................     88    1,650
                                                                --------
       NON-FERROUS METALS -- 0.0%
        Energy Fuels, Inc.+.............................    889    1,787
        Uranium Energy Corp.+...........................  1,732    1,640
                                                                --------
                                                                   3,427
                                                                --------
       NON-HAZARDOUS WASTE DISPOSAL -- 0.1%
        Advanced Disposal Services, Inc.+...............    707   23,175
        Casella Waste Systems, Inc., Class A+...........    433   18,874
        Charah Solutions, Inc.+.........................     91      174
        Covanta Holding Corp............................  1,147   16,563
                                                                --------
                                                                  58,786
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        OFFICE AUTOMATION & EQUIPMENT -- 0.0%
         AstroNova, Inc.................................    66  $ 1,047
         Pitney Bowes, Inc.............................. 1,665    7,326
                                                                -------
                                                                  8,373
                                                                -------
        OFFICE FURNISHINGS-ORIGINAL -- 0.2%
         CompX International, Inc.......................    16      235
         Herman Miller, Inc.............................   573   26,644
         HNI Corp.......................................   416   15,808
         Interface, Inc.................................   562    9,346
         Kimball International, Inc., Class B...........   346    7,045
         Knoll, Inc.....................................   477   12,755
         Steelcase, Inc., Class A.......................   845   14,762
                                                                -------
                                                                 86,595
                                                                -------
        OFFICE SUPPLIES & FORMS -- 0.0%
         ACCO Brands Corp...............................   937    8,574
                                                                -------
        OIL & GAS DRILLING -- 0.0%
         Diamond Offshore Drilling, Inc.+...............   631    3,338
         Nabors Industries, Ltd......................... 3,426    6,338
         Noble Corp. PLC+............................... 2,411    2,966
         Pacific Drilling SA+...........................   290      725
         Parker Drilling Co.+...........................    91    1,681
         Seadrill, Ltd.+................................   569    1,001
                                                                -------
                                                                 16,049
                                                                -------
        OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.4%
         Abraxas Petroleum Corp.+....................... 1,556      451
         Amplify Energy Corp............................   127      921
         Berry Petroleum Corp...........................   609    5,719
         Bonanza Creek Energy, Inc.+....................   184    3,279
         Brigham Minerals, Inc., Class A................   157    2,997
         California Resources Corp.+....................   469    2,622
         Callon Petroleum Co.+.......................... 2,223    8,447
         Carrizo Oil & Gas, Inc.+.......................   863    6,352
         Chaparral Energy, Inc., Class A+...............   301      282
         CNX Resources Corp.+........................... 1,812   15,275
         Comstock Resources, Inc.+......................   147    1,005
         Denbury Resources, Inc.+....................... 4,550    4,541
         Earthstone Energy, Inc., Class A+..............   189      733
         Evolution Petroleum Corp.......................   264    1,484
         Extraction Oil & Gas, Inc.+....................   822    1,397
         Falcon Minerals Corp...........................   375    2,310
         Goodrich Petroleum Corp.+......................    89      857
         Gulfport Energy Corp.+......................... 1,557    4,336
         HighPoint Resources Corp.+..................... 1,092    1,158
         Jagged Peak Energy, Inc.+......................   637    4,516
         Laredo Petroleum, Inc.+........................ 1,754    4,139
         Magnolia Oil & Gas Corp., Class A+.............   982    9,643
         Mammoth Energy Services, Inc...................   126      202
         Matador Resources Co.+......................... 1,079   15,009
         Montage Resources Corp., Class A+..............   208      940
         Northern Oil and Gas, Inc.+.................... 2,831    5,549
         Oasis Petroleum, Inc.+......................... 3,103    8,099
         Panhandle Oil and Gas, Inc., Class A...........   149    2,114
         PDC Energy, Inc.+..............................   610   12,170
         Penn Virginia Corp.+...........................   132    3,142
         PrimeEnergy Resources Corp.+...................     5      792
         QEP Resources, Inc............................. 2,325    7,742

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
         Ring Energy, Inc.+.............................    585 $    971
         Roan Resources, Inc.+..........................    346      519
         Rosehill Resources, Inc.+......................    103      159
         SandRidge Energy, Inc.+........................    300    1,314
         SilverBow Resources, Inc.+.....................     69      545
         SM Energy Co...................................  1,089    8,538
         Southwestern Energy Co.+.......................  5,283   10,830
         SRC Energy, Inc.+..............................  2,352    7,338
         Talos Energy, Inc.+............................    196    4,220
         Tellurian, Inc.+...............................    917    7,309
         Unit Corp.+....................................    516    1,053
         W&T Offshore, Inc.+............................    915    3,687
         Whiting Petroleum Corp.+.......................    884    5,605
                                                                --------
                                                                 190,311
                                                                --------
        OIL FIELD MACHINERY & EQUIPMENT -- 0.1%
         Dril-Quip, Inc.+...............................    352   14,439
         Exterran Corp.+................................    297    3,763
         Flotek Industries, Inc.+.......................    523      999
         Forum Energy Technologies, Inc.+...............    805      934
         Natural Gas Services Group, Inc.+..............    122    1,451
         Smart Sand, Inc.+..............................    210      489
         Thermon Group Holdings, Inc.+..................    315    7,506
         US Silica Holdings, Inc........................    712    3,176
                                                                --------
                                                                  32,757
                                                                --------
        OIL REFINING & MARKETING -- 0.3%
         CVR Energy, Inc................................    287   13,610
         Delek US Holdings, Inc.........................    730   29,163
         Murphy USA, Inc.+..............................    296   34,907
         Par Pacific Holdings, Inc.+....................    344    7,792
         Trecora Resources+.............................    222    1,947
         Vertex Energy, Inc.+........................... 60,878   61,487
                                                                --------
                                                                 148,906
                                                                --------
        OIL-FIELD SERVICES -- 0.8%
         Archrock, Inc..................................  1,253   12,079
         DMC Global, Inc................................    137    6,129
         Era Group, Inc.+...............................    189    1,828
         Frank's International NV+......................  1,036    5,076
         FTS International, Inc.+.......................    323      491
         Helix Energy Solutions Group, Inc.+............  1,379   11,846
         Independence Contract Drilling, Inc.+..........    467      416
         KLX Energy Services Holdings, Inc.+............    203    1,612
         Liberty Oilfield Services, Inc., Class A.......    517    4,761
         Matrix Service Co.+............................    259    4,859
         McDermott International, Inc.+.................  1,763    2,874
         MRC Global, Inc.+..............................    773    8,781
         National Energy Services Reunited Corp.+.......    231    1,596
         NCS Multistage Holdings, Inc.+.................    112      252
         Newpark Resources, Inc.+.......................    864    5,184
         NexTier Oilfield Solutions, Inc.+..............  1,548    6,687
         Nine Energy Service, Inc.+.....................    154      870
         NOW, Inc.+.....................................  1,053   11,099
         Oceaneering International, Inc.+...............    963   13,636
         Oil States International, Inc.+................    582    8,305
         Profire Energy, Inc.+.......................... 81,968  144,264
         ProPetro Holding Corp.+........................    777    6,022
         RPC, Inc.......................................    565    2,339

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
       ----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       OIL-FIELD SERVICES (CONTINUED)
        Select Energy Services, Inc., Class A+..........    576 $  4,377
        Solaris Oilfield Infrastructure, Inc., Class A..  7,053   75,044
        TETRA Technologies, Inc.+.......................  1,178    2,003
        US Well Services, Inc.+.........................    195      372
                                                                --------
                                                                 342,802
                                                                --------
       OPTICAL SUPPLIES -- 0.8%
        STAAR Surgical Co.+............................. 11,123  364,612
                                                                --------
       PAPER & RELATED PRODUCTS -- 0.1%
        Clearwater Paper Corp.+.........................    155    2,874
        Neenah, Inc.....................................    162   10,449
        P.H. Glatfelter Co..............................    423    7,614
        Schweitzer-Mauduit International, Inc...........    301   12,187
        Verso Corp., Class A+...........................    339    4,963
                                                                --------
                                                                  38,087
                                                                --------
       PASTORAL & AGRICULTURAL -- 0.1%
        Darling Ingredients, Inc.+......................  1,596   30,803
                                                                --------
       PATIENT MONITORING EQUIPMENT -- 0.0%
        CareDx, Inc.+...................................    399   10,458
                                                                --------
       PHARMACY SERVICES -- 0.0%
        Option Care Health, Inc.+.......................  1,197    4,237
                                                                --------
       PHYSICAL THERAPY/REHABILITATION CENTERS -- 0.1%
        Catasys, Inc.+..................................     70    1,093
        U.S. Physical Therapy, Inc......................    353   49,939
                                                                --------
                                                                  51,032
                                                                --------
       PHYSICIANS PRACTICE MANAGEMENT -- 0.0%
        Apollo Medical Holdings, Inc.+..................     61      913
                                                                --------
       PIPELINES -- 0.0%
        NextDecade Corp.+...............................    111      657
        SemGroup Corp., Class A.........................    772   12,429
                                                                --------
                                                                  13,086
                                                                --------
       POLLUTION CONTROL -- 0.4%
        CECO Environmental Corp.+....................... 27,942  191,682
                                                                --------
       POULTRY -- 0.1%
        Sanderson Farms, Inc............................    193   29,878
                                                                --------
       POWER CONVERTER/SUPPLY EQUIPMENT -- 0.2%
        Energous Corp.+.................................    273      748
        Generac Holdings, Inc.+.........................    595   57,465
        Powell Industries, Inc..........................     87    3,407
        Vicor Corp.+....................................    173    6,289
                                                                --------
                                                                  67,909
                                                                --------
       PRECIOUS METALS -- 0.1%
        Coeur Mining, Inc.+.............................  2,138   11,802
        Hecla Mining Co.................................  4,682   10,768
                                                                --------
                                                                  22,570
                                                                --------
       PRINTING-COMMERCIAL -- 0.1%
        Cimpress NV+....................................    211   27,877
        Ennis, Inc......................................    247    4,839
        LSC Communications, Inc.........................    318      310
        Quad/Graphics, Inc..............................    313    1,418

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
       ----------------------------------------------------------------
       PRINTING-COMMERCIAL (CONTINUED)
        RR Donnelley & Sons Co..........................   686  $ 2,991
                                                                -------
                                                                 37,435
                                                                -------
       PRIVATE EQUITY -- 0.1%
        Kennedy-Wilson Holdings, Inc.................... 1,193   27,451
                                                                -------
       PROTECTION/SAFETY -- 0.0%
        ShotSpotter, Inc.+..............................    79    1,596
                                                                -------
       PUBLISHING-BOOKS -- 0.0%
        Houghton Mifflin Harcourt Co.+.................. 1,015    6,557
        Scholastic Corp.................................   287   11,050
        Tribune Publishing Co...........................   170    1,523
                                                                -------
                                                                 19,130
                                                                -------
       PUBLISHING-NEWSPAPERS -- 0.1%
        Gannett Co., Inc................................ 1,029   11,165
        Lee Enterprises, Inc.+..........................   520      941
        TEGNA, Inc...................................... 2,113   31,758
                                                                -------
                                                                 43,864
                                                                -------
       PUBLISHING-PERIODICALS -- 0.0%
        Meredith Corp...................................   386   14,552
        Value Line, Inc.................................    11      223
                                                                -------
                                                                 14,775
                                                                -------
       QUARRYING -- 0.0%
        Compass Minerals International, Inc.............   331   18,695
                                                                -------
       RACETRACKS -- 0.2%
        Churchill Downs, Inc............................   342   44,457
        Empire Resorts, Inc.+...........................    37      359
        Penn National Gaming, Inc.+..................... 1,068   22,764
                                                                -------
                                                                 67,580
                                                                -------
       RADIO -- 0.0%
        Cumulus Media, Inc., Class A+...................   140    1,917
        Entercom Communications Corp., Class A.......... 1,201    4,179
        Saga Communications, Inc., Class A..............    37    1,116
                                                                -------
                                                                  7,212
                                                                -------
       REAL ESTATE INVESTMENT TRUSTS -- 5.4%
        Acadia Realty Trust.............................   807   22,580
        AG Mortgage Investment Trust, Inc...............   316    4,942
        Agree Realty Corp...............................   399   31,429
        Alexander & Baldwin, Inc........................   666   15,658
        Alexander's, Inc................................    21    7,253
        American Assets Trust, Inc......................   469   22,962
        American Finance Trust, Inc..................... 1,039   15,377
        Anworth Mtg. Asset Corp.........................   949    3,246
        Apollo Commercial Real Estate Finance, Inc...... 1,500   27,450
        Ares Commercial Real Estate Corp................   262    4,061
        Arlington Asset Investment Corp., Class A.......   351    2,029
        Armada Hoffler Properties, Inc..................   511    9,576
        ARMOUR Residential REIT, Inc....................   573    9,586
        Ashford Hospitality Trust, Inc..................   875    2,389
        Blackstone Mtg. Trust, Inc., Class A............ 1,226   44,504
        Bluerock Residential Growth REIT, Inc...........   219    2,632
        Braemar Hotels & Resorts, Inc...................   292    2,695
        BRT Apartments Corp.............................    94    1,570
        Capstead Mtg. Corp..............................   909    7,027
        CareTrust REIT, Inc.............................   928   22,495

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
       ----------------------------------------------------------------
       COMMON STOCKS (CONTINUED)
       REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
        CatchMark Timber Trust, Inc., Class A...........   476  $  5,460
        CBL & Associates Properties, Inc................ 1,647     2,372
        Cedar Realty Trust, Inc.........................   833     2,782
        Chatham Lodging Trust...........................   446     8,050
        Cherry Hill Mtg. Investment Corp................   152     2,055
        CIM Commercial Trust Corp.......................    14       204
        City Office REIT, Inc...........................   377     5,105
        Clipper Realty, Inc.............................   140     1,350
        Colony Credit Real Estate, Inc..................   786    11,263
        Community Healthcare Trust, Inc.................   179     8,667
        CoreCivic, Inc.................................. 1,158    17,671
        CorEnergy Infrastructure Trust, Inc.............   125     6,021
        CorePoint Lodging, Inc..........................   388     3,822
        DiamondRock Hospitality Co...................... 1,957    19,531
        Dynex Capital, Inc..............................   233     3,765
        Easterly Government Properties, Inc.............   765    17,075
        EastGroup Properties, Inc.......................   360    48,222
        Essential Properties Realty Trust, Inc..........   739    18,963
        Exantas Capital Corp............................   297     3,493
        Farmland Partners, Inc..........................   266     1,782
        First Industrial Realty Trust, Inc.............. 1,225    51,585
        Four Corners Property Trust, Inc................   665    19,052
        Franklin Street Properties Corp................. 1,009     8,677
        Front Yard Residential Corp.....................   482     5,962
        GEO Group, Inc.................................. 1,156    17,594
        Getty Realty Corp...............................   324    10,867
        Gladstone Commercial Corp.......................   298     7,021
        Gladstone Land Corp.............................   178     2,129
        Global Medical REIT, Inc........................   306     3,703
        Global Net Lease, Inc...........................   820    15,974
        Granite Point Mtg. Trust, Inc...................   527     9,802
        Great Ajax Corp.................................   161     2,520
        Healthcare Realty Trust, Inc.................... 1,243    43,219
        Hersha Hospitality Trust........................   339     4,678
        Independence Realty Trust, Inc..................   875    13,475
        Industrial Logistics Properties Trust...........   630    13,381
        Innovative Industrial Properties, Inc...........   105     7,980
        Invesco Mtg. Capital, Inc....................... 1,396    21,973
        Investors Real Estate Trust.....................   113     8,551
        iStar, Inc......................................   578     7,520
        Jernigan Capital, Inc...........................   207     3,931
        Kite Realty Group Trust.........................   805    14,345
        KKR Real Estate Finance Trust, Inc..............   245     4,912
        Ladder Capital Corp............................. 1,001    17,287
        Lexington Realty Trust.......................... 2,227    24,230
        LTC Properties, Inc.............................   383    19,858
        Mack-Cali Realty Corp...........................   842    18,036
        Monmouth Real Estate Investment Corp............   898    13,542
        National Health Investors, Inc..................   407    34,916
        National Storage Affiliates Trust...............   577    19,716
        New Senior Investment Group, Inc................   814     5,731
        New York Mtg. Trust, Inc........................ 2,277    14,254
        NexPoint Residential Trust, Inc................. 7,196   350,949
        Office Properties Income Trust..................   464    14,792
        One Liberty Properties, Inc.....................   151     4,290
        Orchid Island Capital, Inc......................   615     3,426
        Pebblebrook Hotel Trust......................... 1,264    32,497
        Pennsylvania Real Estate Investment Trust.......   675     3,726

                                                                 VALUE
                    SECURITY DESCRIPTION                SHARES  (NOTE 3)
      ------------------------------------------------------------------
      REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
       PennyMac Mtg. Investment Trust..................    842 $   19,273
       Physicians Realty Trust.........................  1,805     33,699
       Piedmont Office Realty Trust, Inc., Class A.....  1,217     27,309
       PotlatchDeltic Corp.............................    643     27,308
       Preferred Apartment Communities, Inc., Class A..    431      6,172
       PS Business Parks, Inc..........................    194     35,027
       QTS Realty Trust, Inc., Class A.................    532     28,510
       Ready Capital Corp..............................    303      4,796
       Redwood Trust, Inc..............................    934     15,262
       Retail Opportunity Investments Corp.............  1,095     20,438
       Retail Value, Inc...............................    145      5,308
       Rexford Industrial Realty, Inc..................  1,065     51,216
       RLJ Lodging Trust...............................  1,674     27,470
       RPT Realty......................................    759     11,005
       Ryman Hospitality Properties, Inc...............    446     37,540
       Sabra Health Care REIT, Inc.....................  1,836     45,166
       Saul Centers, Inc...............................    116      6,211
       Senior Housing Properties Trust.................  2,301     22,837
       Seritage Growth Properties, Class A.............    328     14,265
       STAG Industrial, Inc............................  1,244     38,614
       Summit Hotel Properties, Inc....................  1,006     12,334
       Sunstone Hotel Investors, Inc...................  2,182     29,479
       Tanger Factory Outlet Centers, Inc..............    888     14,315
       Terreno Realty Corp.............................    627     35,369
       TPG RE Finance Trust, Inc.......................    482      9,751
       UMH Properties, Inc............................. 30,081    449,109
       Uniti Group, Inc................................  1,799     12,449
       Universal Health Realty Income Trust............    125     14,904
       Urban Edge Properties...........................  1,119     23,622
       Urstadt Biddle Properties, Inc., Class A........    287      6,983
       Washington Prime Group, Inc.....................  1,815      7,659
       Washington Real Estate Investment Trust.........    779     24,165
       Western Asset Mtg. Capital Corp.................    505      5,070
       Whitestone REIT.................................    372      5,297
       Xenia Hotels & Resorts, Inc.....................  1,101     23,176
                                                               ----------
                                                                2,474,323
                                                               ----------
      REAL ESTATE MANAGEMENT/SERVICES -- 0.2%
       Cushman & Wakefield PLC+........................    996     18,575
       eXp World Holdings, Inc.+.......................    159      1,426
       Marcus & Millichap, Inc.+.......................    223      7,966
       Maui Land & Pineapple Co., Inc.+................     65        669
       Newmark Group, Inc., Class A....................  1,395     14,815
       RE/MAX Holdings, Inc., Class A..................    174      5,820
       Realogy Holdings Corp...........................  1,106      8,715
       Redfin Corp.+...................................    858     14,921
       RMR Group, Inc., Class A........................    147      7,115
       Safehold, Inc...................................    104      3,596
                                                               ----------
                                                                   83,618
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
       American Realty Investors, Inc.+................     24        383
       Consolidated-Tomoka Land Co.....................     48      3,070
       FRP Holdings, Inc.+.............................     68      3,521
       Griffin Industrial Realty, Inc..................     10        394
       Legacy Housing Corp.+...........................     56        888
       McGrath RentCorp................................    235     17,933
       Stratus Properties, Inc.+.......................     57      1,572
       Transcontinental Realty Investors, Inc.+........     11        347
                                                               ----------
                                                                   28,108
                                                               ----------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        RECREATIONAL CENTERS -- 0.0%
         OneSpaWorld Holdings, Ltd.+....................    441 $  6,858
                                                                --------
        RECREATIONAL VEHICLES -- 1.2%
         Camping World Holdings, Inc., Class A..........    320    3,024
         Malibu Boats, Inc., Class A+...................  8,364  272,833
         Marine Products Corp...........................     72      966
         MasterCraft Boat Holdings, Inc.+............... 15,889  250,252
                                                                --------
                                                                 527,075
                                                                --------
        RENTAL AUTO/EQUIPMENT -- 0.2%
         Aaron's, Inc...................................    657   49,229
         Avis Budget Group, Inc.+.......................    575   17,083
         CAI International, Inc.+.......................    160    3,803
         Herc Holdings, Inc.+...........................    234   10,357
         Hertz Global Holdings, Inc.+...................    987   13,334
         Rent-A-Center, Inc.............................    473   12,237
         Textainer Group Holdings, Ltd.+................    273    2,826
                                                                --------
                                                                 108,869
                                                                --------
        RESORTS/THEME PARKS -- 0.1%
         Marriott Vacations Worldwide Corp..............    416   45,731
         SeaWorld Entertainment, Inc.+..................    458   12,100
                                                                --------
                                                                  57,831
                                                                --------
        RETAIL-APPAREL/SHOE -- 0.3%
         Abercrombie & Fitch Co., Class A...............    637   10,313
         American Eagle Outfitters, Inc.................  1,573   24,193
         Ascena Retail Group, Inc.+.....................  1,521      536
         Boot Barn Holdings, Inc.+......................    272    9,534
         Buckle, Inc....................................    281    5,878
         Caleres, Inc...................................    398    8,565
         Cato Corp., Class A............................    216    3,778
         Chico's FAS, Inc...............................  1,134    3,901
         Children's Place, Inc..........................    149   12,205
         Designer Brands, Inc., Class A.................    632   10,428
         Duluth Holdings, Inc., Class B+................    105      970
         Express, Inc.+.................................    639    2,057
         Genesco, Inc.+.................................    155    6,022
         Guess?, Inc....................................    488    8,174
         J. Jill, Inc...................................    163      282
         RTW RetailWinds, Inc.+.........................    295      437
         Shoe Carnival, Inc.............................     91    3,020
         Tailored Brands, Inc...........................    485    2,250
         Tilly's, Inc., Class A.........................    211    2,165
         Vera Bradley, Inc.+............................    199    2,141
         Winmark Corp...................................     23    4,140
                                                                --------
                                                                 120,989
                                                                --------
        RETAIL-APPLIANCES -- 0.0%
         Conn's, Inc.+..................................    193    4,669
                                                                --------
        RETAIL-ARTS & CRAFTS -- 0.0%
         Michaels Cos., Inc.+...........................    831    7,255
                                                                --------
        RETAIL-AUTOMOBILE -- 0.2%
         America's Car-Mart, Inc.+......................     61    5,550
         Asbury Automotive Group, Inc.+.................    188   19,388
         Group 1 Automotive, Inc........................    172   17,104
         Lithia Motors, Inc., Class A...................    215   33,858
         Rush Enterprises, Inc., Class A................    268   11,709
         Rush Enterprises, Inc., Class B................     44    1,889

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        RETAIL-AUTOMOBILE (CONTINUED)
         Sonic Automotive, Inc., Class A................    237 $  7,639
                                                                --------
                                                                  97,137
                                                                --------
        RETAIL-BEDDING -- 0.0%
         Bed Bath & Beyond, Inc.........................  1,184   16,221
                                                                --------
        RETAIL-BOOKSTORES -- 0.0%
         Barnes & Noble Education, Inc.+................    399    1,640
                                                                --------
        RETAIL-BUILDING PRODUCTS -- 0.8%
         At Home Group, Inc.+...........................    463    3,945
         Beacon Roofing Supply, Inc.+...................    660   20,486
         BMC Stock Holdings, Inc.+......................    648   17,489
         Foundation Building Materials, Inc.+........... 15,634  290,636
         GMS, Inc.+.....................................    312    9,348
         Tile Shop Holdings, Inc........................    365      613
                                                                --------
                                                                 342,517
                                                                --------
        RETAIL-COMPUTER EQUIPMENT -- 0.7%
         PC Connection, Inc.............................  6,474  316,190
                                                                --------
        RETAIL-DISCOUNT -- 0.1%
         Big Lots, Inc..................................    378    8,191
         BJ's Wholesale Club Holdings, Inc.+............  1,085   28,969
         Citi Trends, Inc...............................    110    1,964
                                                                --------
                                                                  39,124
                                                                --------
        RETAIL-DRUG STORE -- 0.0%
         Rite Aid Corp.+................................    526    4,839
                                                                --------
        RETAIL-FLOOR COVERINGS -- 0.0%
         Lumber Liquidators Holdings, Inc.+.............    277    2,557
                                                                --------
        RETAIL-HAIR SALONS -- 0.0%
         Regis Corp.+...................................    277    5,706
                                                                --------
        RETAIL-HOME FURNISHINGS -- 0.1%
         Bassett Furniture Industries, Inc..............     95    1,449
         Haverty Furniture Cos., Inc....................    174    3,156
         La-Z-Boy, Inc..................................    436   15,482
         Lovesac Co.+...................................     85    1,388
         RH+............................................    161   29,254
                                                                --------
                                                                  50,729
                                                                --------
        RETAIL-JEWELRY -- 0.0%
         Movado Group, Inc..............................    153    3,986
         Signet Jewelers, Ltd...........................    504    8,084
                                                                --------
                                                                  12,070
                                                                --------
        RETAIL-LEISURE PRODUCTS -- 0.0%
         MarineMax, Inc.+...............................    204    3,152
         Party City Holdco, Inc.+.......................    525    2,950
                                                                --------
                                                                   6,102
                                                                --------
        RETAIL-MAJOR DEPARTMENT STORES -- 0.0%
         J.C. Penney Co., Inc.+.........................  3,091    3,091
                                                                --------
        RETAIL-MISC./DIVERSIFIED -- 0.1%
         Container Store Group, Inc.+...................    155      654
         Gaia, Inc.+....................................    102      707
         GameStop Corp., Class A........................    874    4,755
         Hudson, Ltd., Class A+.........................    385    4,782
         PriceSmart, Inc................................    218   16,154

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        RETAIL-MISC./DIVERSIFIED (CONTINUED)
         Sally Beauty Holdings, Inc.+...................  1,173 $ 18,181
                                                                --------
                                                                  45,233
                                                                --------
        RETAIL-OFFICE SUPPLIES -- 0.0%
         Office Depot, Inc..............................  5,282   10,881
                                                                --------
        RETAIL-PAWN SHOPS -- 0.1%
         EZCORP, Inc., Class A+.........................    494    2,598
         FirstCash, Inc.................................    412   34,769
                                                                --------
                                                                  37,367
                                                                --------
        RETAIL-PET FOOD & SUPPLIES -- 0.1%
         Freshpet, Inc.+................................    334   17,455
         PetIQ, Inc.+...................................    189    4,672
         PetMed Express, Inc............................    190    4,449
                                                                --------
                                                                  26,576
                                                                --------
        RETAIL-PETROLEUM PRODUCTS -- 0.1%
         World Fuel Services Corp.......................    627   26,190
                                                                --------
        RETAIL-REGIONAL DEPARTMENT STORES -- 0.0%
         Dillard's, Inc., Class A.......................    101    6,967
                                                                --------
        RETAIL-RESTAURANTS -- 1.1%
         Biglari Holdings, Inc., Class B+...............     10      835
         BJ's Restaurants, Inc..........................    199    7,878
         Bloomin' Brands, Inc...........................    846   16,759
         Brinker International, Inc.....................    363   16,135
         Cannae Holdings, Inc.+.........................    657   19,184
         Carrols Restaurant Group, Inc.+................    339    2,417
         Cheesecake Factory, Inc........................    404   16,883
         Chuy's Holdings, Inc.+.........................    161    3,924
         Cracker Barrel Old Country Store, Inc..........    187   29,079
         Dave & Buster's Entertainment, Inc.............    354   14,082
         Del Taco Restaurants, Inc.+....................    280    2,138
         Denny's Corp.+.................................    563   11,328
         Dine Brands Global, Inc........................    159   11,631
         El Pollo Loco Holdings, Inc.+..................    201    2,336
         Fiesta Restaurant Group, Inc.+.................    228    1,960
         Habit Restaurants, Inc., Class A+..............    200    2,102
         J Alexander's Holdings, Inc.+..................    125    1,206
         Jack in the Box, Inc...........................    251   21,089
         Kura Sushi USA, Inc., Class A+.................     33      609
         Noodles & Co.+.................................    277    1,476
         Papa John's International, Inc.................    215   12,588
         Potbelly Corp.+................................    204      867
         Red Robin Gourmet Burgers, Inc.+...............    126    3,843
         Ruth's Hospitality Group, Inc.................. 11,325  233,068
         Shake Shack, Inc., Class A+....................    282   23,203
         Texas Roadhouse, Inc...........................    642   36,273
         Waitr Holdings, Inc.+..........................    561      244
         Wingstop, Inc..................................    286   23,861
                                                                --------
                                                                 516,998
                                                                --------
        RETAIL-SPORTING GOODS -- 0.0%
         Hibbett Sports, Inc.+..........................    173    4,128
         Sportsman's Warehouse Holdings, Inc.+..........    413    2,812
         Zumiez, Inc.+..................................    194    6,191
                                                                --------
                                                                  13,131
                                                                --------

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        RETAIL-VISION SERVICE CENTER -- 0.0%
         National Vision Holdings, Inc.+................   762  $ 18,136
                                                                --------
        RETAIL-VITAMINS & NUTRITION SUPPLEMENTS -- 0.0%
         GNC Holdings, Inc., Class A+...................   794     2,096
                                                                --------
        RETIREMENT/AGED CARE -- 0.0%
         Brookdale Senior Living, Inc.+................. 1,794    13,186
                                                                --------
        RUBBER-TIRES -- 0.0%
         Cooper Tire & Rubber Co........................   489    13,809
                                                                --------
        RUBBER/PLASTIC PRODUCTS -- 0.1%
         Myers Industries, Inc..........................   344     5,824
         Proto Labs, Inc.+..............................   262    25,406
         Raven Industries, Inc..........................   348    12,138
         Trinseo SA.....................................   392    16,660
                                                                --------
                                                                  60,028
                                                                --------
        SATELLITE TELECOM -- 0.1%
         Gogo, Inc.+....................................   534     3,284
         Intelsat SA+...................................   651    16,529
         Iridium Communications, Inc.+..................   962    23,540
         KVH Industries, Inc.+..........................   158     1,615
         Loral Space & Communications, Inc.+............   125     4,999
                                                                --------
                                                                  49,967
                                                                --------
        SAVINGS & LOANS/THRIFTS -- 1.1%
         Axos Financial, Inc.+..........................   562    16,326
         Banc of California, Inc........................   441     6,073
         BankFinancial Corp.............................   135     1,739
         Berkshire Hills Bancorp, Inc...................   450    13,963
         Brookline Bancorp, Inc.........................   763    11,979
         Capitol Federal Financial, Inc................. 1,283    18,308
         Community Bankers Trust Corp...................   210     1,819
         Dime Community Bancshares, Inc.................   308     5,941
         Entegra Financial Corp.+.......................    65     1,957
         ESSA Bancorp, Inc..............................    91     1,488
         First Capital, Inc.............................    32     1,878
         First Defiance Financial Corp..................   189     5,844
         First Financial Northwest, Inc.................    77     1,090
         Flushing Financial Corp........................   262     5,670
         FS Bancorp, Inc................................ 3,898   223,160
         Greene County Bancorp, Inc.....................    32       890
         Hingham Institution for Savings................    14     2,660
         Home Bancorp, Inc..............................    76     2,900
         HomeTrust Bancshares, Inc......................   154     4,112
         Investors Bancorp, Inc......................... 2,241    27,004
         Malvern Bancorp, Inc.+.........................    74     1,656
         Meridian Bancorp, Inc..........................   466     9,115
         MutualFirst Financial, Inc.....................    57     2,274
         Northfield Bancorp, Inc........................   425     7,229
         Northwest Bancshares, Inc......................   975    16,448
         OceanFirst Financial Corp......................   491    11,750
         Oritani Financial Corp.........................   383     7,147
         Pacific Premier Bancorp, Inc...................   575    19,409
         Provident Financial Holdings, Inc..............    57     1,143
         Provident Financial Services, Inc..............   600    14,970
         Prudential Bancorp, Inc........................    85     1,483
         Riverview Bancorp, Inc.........................   206     1,481
         Southern Missouri Bancorp, Inc.................    77     2,804
         Territorial Bancorp, Inc.......................    76     2,247

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        SAVINGS & LOANS/THRIFTS (CONTINUED)
         Timberland Bancorp, Inc........................     72 $  1,908
         United Community Financial Corp................    457    5,205
         Washington Federal, Inc........................    769   28,038
         Waterstone Financial, Inc......................    232    4,322
         WSFS Financial Corp............................    511   21,549
                                                                --------
                                                                 514,979
                                                                --------
        SCHOOLS -- 0.8%
         Adtalem Global Education, Inc.+................    549   16,349
         American Public Education, Inc.+...............    153    3,323
         Career Education Corp.+........................ 17,290  244,826
         Chegg, Inc.+...................................  1,127   34,554
         K12, Inc.+.....................................    374    7,402
         Laureate Education, Inc., Class A+.............  1,018   15,733
         Rosetta Stone, Inc.+...........................    200    3,832
         Strategic Education, Inc.......................    207   25,467
                                                                --------
                                                                 351,486
                                                                --------
        SECURITY SERVICES -- 0.1%
         Brink's Co.....................................    485   41,206
                                                                --------
        SEISMIC DATA COLLECTION -- 0.0%
         Geospace Technologies Corp.+...................    129    1,882
                                                                --------
        SEMICONDUCTOR COMPONENTS-INTEGRATED CIRCUITS -- 0.2%
         Cirrus Logic, Inc.+............................    567   38,533
         MaxLinear, Inc.+...............................    634   12,021
         Power Integrations, Inc........................    275   25,055
                                                                --------
                                                                  75,609
                                                                --------
        SEMICONDUCTOR EQUIPMENT -- 1.0%
         Axcelis Technologies, Inc.+....................    314    6,019
         Brooks Automation, Inc.........................    690   29,304
         Cabot Microelectronics Corp....................    282   42,616
         Cohu, Inc......................................    391    6,499
         FormFactor, Inc.+..............................    722   15,761
         Onto Innovation, Inc.+......................... 10,635  342,432
         Ultra Clean Holdings, Inc.+....................    380    8,121
         Veeco Instruments, Inc.+.......................    468    6,384
                                                                --------
                                                                 457,136
                                                                --------
        SILVER MINING -- 0.0%
         Pan American Silver Corp. CVR+(1)(2)...........  3,628      762
                                                                --------
        SOFTWARE TOOLS -- 0.0%
         Digital Turbine, Inc.+.........................    763    5,333
                                                                --------
        STEEL PIPE & TUBE -- 0.1%
         Advanced Drainage Systems, Inc.................    354   13,105
         Northwest Pipe Co.+............................     93    2,837
         Omega Flex, Inc................................     28    2,600
         Synalloy Corp..................................     81    1,268
         TimkenSteel Corp.+.............................    391    2,197
                                                                --------
                                                                  22,007
                                                                --------
        STEEL-PRODUCERS -- 0.1%
         AK Steel Holding Corp.+........................  3,060    7,222
         Carpenter Technology Corp......................    457   22,402
         Commercial Metals Co...........................  1,146   22,152
         Schnitzer Steel Industries, Inc., Class A......    249    5,314
                                                                --------
                                                                  57,090
                                                                --------

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        STEEL-SPECIALTY -- 0.1%
         Allegheny Technologies, Inc.+..................  1,223 $ 25,695
                                                                --------
        STORAGE/WAREHOUSING -- 0.0%
         Mobile Mini, Inc...............................    435   16,365
                                                                --------
        SUPERCONDUCTOR PRODUCT & SYSTEMS -- 0.0%
         American Superconductor Corp.+.................    204    1,597
                                                                --------
        SUPRANATIONAL BANKS -- 0.0%
         Banco Latinoamericano de Comercio Exterior SA,
           Class E......................................    300    6,189
                                                                --------
        TELECOM EQUIPMENT-FIBER OPTICS -- 0.4%
         Acacia Communications, Inc.+...................    369   24,228
         Clearfield, Inc.+..............................  9,710  119,724
         Harmonic, Inc.+................................    837    6,512
         Viavi Solutions, Inc.+.........................  2,234   35,655
                                                                --------
                                                                 186,119
                                                                --------
        TELECOM SERVICES -- 0.1%
         Consolidated Communications Holdings, Inc......    685    2,740
         GTT Communications, Inc.+......................    323    2,432
         Ooma, Inc.+....................................    189    2,145
         ORBCOMM, Inc.+.................................    723    2,899
         RigNet, Inc.+..................................    141      739
         Spok Holdings, Inc.............................    175    2,083
         Vonage Holdings Corp.+.........................  2,201   21,504
                                                                --------
                                                                  34,542
                                                                --------
        TELECOMMUNICATION EQUIPMENT -- 0.6%
         ADTRAN, Inc....................................    463    4,079
         Airgain, Inc.+................................. 21,678  246,479
         Casa Systems, Inc.+............................    308    2,070
         DASAN Zhone Solutions, Inc.+...................     77      580
         Digi International, Inc.+......................    270    3,893
         Plantronics, Inc...............................    325   12,812
         Preformed Line Products Co.....................     30    1,638
                                                                --------
                                                                 271,551
                                                                --------
        TELEPHONE-INTEGRATED -- 0.0%
         Cincinnati Bell, Inc.+.........................    482    2,463
         Frontier Communications Corp.+.................  1,019      927
         IDT Corp., Class B+............................    161    1,096
         Shenandoah Telecommunications Co...............    466   14,987
                                                                --------
                                                                  19,473
                                                                --------
        TELEVISION -- 0.0%
         Central European Media Enterprises, Ltd.,
           Class A+.....................................    861    3,861
         Gray Television, Inc.+.........................    885   14,523
                                                                --------
                                                                  18,384
                                                                --------
        TEXTILE-APPAREL -- 0.0%
         Unifi, Inc.+...................................    140    3,822
                                                                --------
        TEXTILE-PRODUCTS -- 0.0%
         Culp, Inc......................................    107    1,655
                                                                --------
        THEATERS -- 0.0%
         AMC Entertainment Holdings, Inc., Class A......    501    4,694
         Reading International, Inc., Class A+..........    162    1,842
                                                                --------
                                                                   6,536
                                                                --------

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        THERAPEUTICS -- 0.7%
         Akebia Therapeutics, Inc.+.....................  1,147 $  4,278
         Anika Therapeutics, Inc.+......................    130    9,151
         Axsome Therapeutics, Inc.+.....................    245    5,900
         CorMedix, Inc.+................................    229    1,278
         Flexion Therapeutics, Inc.+....................    329    5,649
         G1 Therapeutics, Inc.+.........................    329    6,981
         La Jolla Pharmaceutical Co.+...................    202    1,417
         MannKind Corp.+................................  1,822    2,378
         Portola Pharmaceuticals, Inc.+.................    726   20,989
         Recro Pharma, Inc.+............................ 15,596  245,949
         Xencor, Inc.+..................................    460   15,736
                                                                --------
                                                                 319,706
                                                                --------
        TOBACCO -- 0.1%
         22nd Century Group, Inc.+......................  1,125    2,126
         Greenlane Holdings, Inc., Class A+.............     61      240
         Pyxus International, Inc.+.....................     82      936
         Turning Point Brands, Inc......................     80    1,670
         Universal Corp.................................    239   13,097
         Vector Group, Ltd..............................  1,078   13,152
                                                                --------
                                                                  31,221
                                                                --------
        TOOLS-HAND HELD -- 0.1%
         MSA Safety, Inc................................    343   41,184
                                                                --------
        TOYS -- 0.0%
         Funko, Inc., Class A+..........................    174    3,132
                                                                --------
        TRAFFIC MANAGEMENT SYS -- 0.0%
         Arlo Technologies, Inc.+.......................    719    2,452
                                                                --------
        TRANSACTIONAL SOFTWARE -- 0.0%
         InnerWorkings, Inc.+...........................    429    2,081
         Synchronoss Technologies, Inc.+................    371    2,226
                                                                --------
                                                                   4,307
                                                                --------
        TRANSPORT-AIR FREIGHT -- 0.0%
         Air Transport Services Group, Inc.+............    568   11,877
         Atlas Air Worldwide Holdings, Inc.+............    226    4,956
                                                                --------
                                                                  16,833
                                                                --------
        TRANSPORT-EQUIPMENT & LEASING -- 0.1%
         GATX Corp......................................    346   27,524
         General Finance Corp.+.........................    113    1,105
         Greenbrier Cos., Inc...........................    312    9,139
         Willis Lease Finance Corp.+....................     28    1,526
                                                                --------
                                                                  39,294
                                                                --------
        TRANSPORT-MARINE -- 1.4%
         Ardmore Shipping Corp.+........................    325    2,597
         Costamare, Inc.................................    477    3,749
         DHT Holdings, Inc..............................    861    6,656
         Diamond S Shipping, Inc.+......................    217    3,168
         Dorian LPG, Ltd.+.............................. 24,857  309,470
         Eagle Bulk Shipping, Inc.+.....................    430    1,866
         GasLog, Ltd....................................    393    5,388
         Genco Shipping & Trading, Ltd.+................    147    1,452
         Golar LNG, Ltd.................................    921   12,682
         International Seaways, Inc.+...................    245    6,159
         Nordic American Tankers, Ltd...................  1,354    4,847

                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        TRANSPORT-MARINE (CONTINUED)
         Overseas Shipholding Group, Inc., Class A+.....    629 $  1,025
         Safe Bulkers, Inc.+............................    495      807
         Scorpio Bulkers, Inc........................... 37,473  243,575
         Scorpio Tankers, Inc...........................    421   13,392
         SEACOR Holdings, Inc.+.........................    169    7,252
         Ship Finance International, Ltd................    790   11,431
         Teekay Corp....................................    667    3,409
         Teekay Tankers, Ltd., Class A+.................  1,851    3,776
         Tidewater, Inc.+...............................    374    6,070
                                                                --------
                                                                 648,771
                                                                --------
        TRANSPORT-SERVICES -- 0.1%
         CryoPort, Inc.+................................    306    4,293
         Daseke, Inc.+..................................    444    1,194
         Echo Global Logistics, Inc.+...................    260    5,177
         Forward Air Corp...............................    274   18,953
         Hub Group, Inc., Class A+......................    315   14,427
         Matson, Inc....................................    413   15,768
         Radiant Logistics, Inc.+.......................    380    2,048
         Universal Logistics Holdings, Inc..............     80    1,509
                                                                --------
                                                                  63,369
                                                                --------
        TRANSPORT-TRUCK -- 0.2%
         ArcBest Corp...................................    247    7,136
         Covenant Transportation Group, Inc., Class A+..    122    1,875
         Heartland Express, Inc.........................    446    9,321
         Marten Transport, Ltd..........................    381    8,253
         P.A.M. Transportation Services, Inc.+..........     19    1,089
         Roadrunner Transportation Systems, Inc.+.......     35      393
         Saia, Inc.+....................................    252   22,479
         US Xpress Enterprises, Inc. Class A+...........    212    1,100
         Werner Enterprises, Inc........................    440   16,060
         YRC Worldwide, Inc.+...........................    324    1,085
                                                                --------
                                                                  68,791
                                                                --------
        TRAVEL SERVICES -- 0.0%
         Liberty TripAdvisor Holdings, Inc., Class A+...    706    6,813
                                                                --------
        VENTURE CAPITAL -- 0.0%
         Safeguard Scientifics, Inc.+...................    189    2,138
                                                                --------
        VETERINARY DIAGNOSTICS -- 0.1%
         Heska Corp.+...................................     67    5,428
         Neogen Corp.+..................................    498   32,400
                                                                --------
                                                                  37,828
                                                                --------
        VITAMINS & NUTRITION PRODUCTS -- 0.4%
         Lifevantage Corp.+............................. 12,683  171,981
         Natural Grocers by Vitamin Cottage, Inc.+......     88      772
         Nature's Sunshine Products, Inc.+..............     85      802
         USANA Health Sciences, Inc.+...................    125    9,264
                                                                --------
                                                                 182,819
                                                                --------
        WATER -- 0.8%
         American States Water Co.......................    357   33,961
         Artesian Resources Corp., Class A..............     77    2,857
         California Water Service Group.................    468   26,194
         Consolidated Water Co., Ltd....................    140    2,456
         Global Water Resources, Inc....................    115    1,409
         Middlesex Water Co.............................    156   10,491
         PICO Holdings, Inc.+...........................    177    1,908

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 VALUE
                     SECURITY DESCRIPTION                SHARES (NOTE 3)
        ---------------------------------------------------------------
        COMMON STOCKS (CONTINUED)
        WATER (CONTINUED)
         SJW Group......................................    256 $ 18,521
         York Water Co..................................  6,231  274,413
                                                                --------
                                                                 372,210
                                                                --------
        WATER TREATMENT SYSTEMS -- 1.2%
         AquaVenture Holdings, Ltd.+....................    136    2,668
         Energy Recovery, Inc.+......................... 23,455  218,366
         Evoqua Water Technologies Corp.+...............    727   12,628
         Pure Cycle Corp.+.............................. 28,467  318,261
                                                                --------
                                                                 551,923
                                                                --------
        WEB HOSTING/DESIGN -- 0.1%
         Endurance International Group Holdings, Inc.+..    695    2,724
         NIC, Inc.......................................    639   15,029
         Q2 Holdings, Inc.+.............................    420   30,026
                                                                --------
                                                                  47,779
                                                                --------
        WEB PORTALS/ISP -- 0.0%
         Meet Group, Inc.+..............................    714    3,042
                                                                --------
        WIRE & CABLE PRODUCTS -- 0.1%
         Belden, Inc....................................    379   19,435
         Encore Wire Corp...............................    198   11,128
         Insteel Industries, Inc........................    179    3,413
                                                                --------
                                                                  33,976
                                                                --------
        WIRELESS EQUIPMENT -- 0.1%
         Anterix, Inc.+.................................    105    4,259
         CalAmp Corp.+..................................    317    3,557
         Cambium Networks Corp.+........................     42      368
         InterDigital, Inc..............................    303   16,250
         Maxar Technologies, Inc........................    581    4,933
         Ribbon Communications, Inc.+...................    580    2,488
         Sonim Technologies, Inc.+......................     36       86
         TESSCO Technologies, Inc.......................     63      837
                                                                --------
                                                                  32,778
                                                                --------

                                                       SHARES/
                                                      PRINCIPAL   VALUE
                  SECURITY DESCRIPTION                 AMOUNT    (NOTE 3)
     ---------------------------------------------------------------------
     WOUND, BURN & SKIN CARE -- 0.0%
      Dermira, Inc.+.................................      459  $     3,072
                                                                -----------
     X-RAY EQUIPMENT -- 0.0%
      Varex Imaging Corp.+...........................      366       10,984
      ViewRay, Inc.+.................................      685        1,781
                                                                -----------
                                                                     12,765
                                                                -----------
     TOTAL COMMON STOCKS
        (cost $42,029,943)...........................            44,508,653
                                                                -----------
     EXCHANGE-TRADED FUNDS -- 1.1%
      iShares Russell 2000 ETF
        (cost $453,195)..............................    3,080      478,786
                                                                -----------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $42,483,138)...........................            44,987,439
                                                                -----------
     SHORT-TERM INVESTMENT SECURITIES -- 0.1%
     U.S. GOVERNMENT TREASURIES -- 0.1%
      United States Treasury Bills 1.70% due
        11/05/19(3) (cost $59,989)................... $ 60,000       59,990
                                                                -----------
     REPURCHASE AGREEMENTS -- 0.6%
      Agreement with Fixed Income Clearing Corp.,
        bearing interest at 0.25%, dated 10/31/2019,
        to be repurchased 11/01/2019 in the amount
        of $252,002 and collateralized by $250,000
        of United States Treasury Notes, bearing
        interest at 2.38%, due 02/29/2024 and having
        an approximate value of $258,608 (cost
        $252,000)....................................  252,000      252,000
                                                                -----------
     TOTAL INVESTMENTS
        (cost $42,795,127)(4)........................     99.5%  45,299,429
     Other assets less liabilities...................      0.5      238,318
                                                      --------  -----------
     NET ASSETS                                          100.0% $45,537,747
                                                      ========  ===========

--------
+  Non-income producing security
(1)Securities classified as Level 3 (see Note 3).
(2)Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note 3. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of October 31, 2019, the Fund held the following restricted securities:

RESTRICTED TABLE
-------------------------------------------------------------------------------
                                                                   VALUE  % OF
                                ACQUISTION        ACQUISTION        PER   NET
         DESCRIPTION               DATE    SHARES    COST    VALUE SHARE ASSETS
------------------------------- ---------- ------ ---------- ----- ----- ------
COMMON STOCKS
Pan American Silver Corp., CVR  06/22/2018 3,628    $1,118   $762  $0.31  0.00%
                                                             ====         ====

(3)The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(4)See Note 6 for cost of investments on tax basis.

        SUNAMERICA SPECIALTY SERIES -- AIG SMALL-CAP FUND
        PORTFOLIO OF INVESTMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


CVR -- Contingent Value Rights
ETF -- Exchange-Traded Funds

FUTURES CONTRACTS
-------------------------------------------------------------------------------------------
                                                                               UNREALIZED
NUMBER OF                                                  NOTIONAL NOTIONAL  APPRECIATION
CONTRACTS TYPE       DESCRIPTION          EXPIRATION MONTH  BASIS*   VALUE*  (DEPRECIATION)
--------- ----       -----                ---------------- -------- -------- --------------
    5     Long E-Mini Russell 2000 Index   December 2019   $370,392 $390,850    $20,458
                                                                                =======

--------
* Notional basis refers to the contractual amount agreed upon at inception of the open contract; notional value represents the current value of the open contract.

The following is a summary of the inputs used to value the Fund's net assets as of October 31, 2019 (see Note 3):

                               LEVEL 1 -- UNADJUSTED LEVEL 2 -- OTHER  LEVEL 3 -- SIGNIFICANT
                                   QUOTED PRICES     OBSERVABLE INPUTS  UNOBSERVABLE INPUTS      TOTAL
                               --------------------- ----------------- ---------------------- -----------
ASSETS:
Investments at Value:*
Common Stocks:
   Chemicals-Diversified......      $    76,016          $     --              $    0         $    76,016
   Chemicals-Plastics.........           23,909                --                  95              24,004
   Finance-Commercial.........           24,791                --                 194              24,985
   Medical-Biomedical/Gene....        1,828,913                --                 637           1,829,550
   Medical-Drugs..............        1,415,837                --                  57           1,415,894
   Metal-Diversified..........               --                --                   0                   0
   Multimedia.................           21,980                --                   0              21,980
   Silver Mining..............               --                --                 762                 762
   Other Industries...........       41,115,462                --                  --          41,115,462
Exchange-Traded Funds.........          478,786                --                  --             478,786
Short-Term Investments
 Securities...................               --            59,990                  --              59,990
Repurchase Agreements.........               --           252,000                  --             252,000
                                    -----------          --------              ------         -----------
TOTAL INVESTMENTS AT VALUE....      $44,985,694          $311,990              $1,745         $45,299,429
                                    ===========          ========              ======         ===========
Other Financial Instruments:+
Futures Contracts.............      $    20,458          $     --              $   --         $    20,458
                                    ===========          ========              ======         ===========

--------
* For a detailed presentation of investments, please refer to the Portfolio of Investments.
+ Amounts represent unrealized appreciation/depreciation as of the end of the reporting period.

At the beginning and end of the reporting period, Level 3 investments in securities were not considered a material portion of the Fund. There were no Level 3 transfers during the reporting period.

See Notes to Financial Statements

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019

Note 1. Organization

   SunAmerica Specialty Series (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Delaware Statutory Trust. The Trust consists of six different investment funds (each a "Fund" and collectively, the "Funds") as of October 31, 2019. Each Fund is managed by SunAmerica Asset Management, LLC (the "Adviser" or "SunAmerica"). An investor may invest in one or more of the following Funds: AIG Commodity Strategy Fund (the "Commodity Strategy Fund"), AIG ESG Dividend Fund (the "ESG Dividend Fund"), AIG Focused Alpha Large-Cap Fund (the "Focused Alpha Large-Cap Fund"), AIG Focused Growth Fund (the "Focused Growth Fund"), AIG Income Explorer Fund (the "Income Explorer Fund") and AIG Small-Cap Fund ("the Small-Cap Fund").

   Effective February 28, 2019, AIG Focused Multi-Cap Growth Fund changed its name to AIG Focused Growth Fund.

   The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objective and principal investment techniques for each Fund are as follows:

   The Commodity Strategy Fund seeks to provide long-term total return through a strategy that is designed to provide diversified exposure to the commodities markets. The Fund seeks to achieve its investment goal by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities.

   The ESG Dividend Fund seeks to provide total return including capital appreciation and current income, employing a "buy and hold" strategy with up to forty dividend yielding equity securities selected annually from the Russell 1000(R) Index that meet the Fund's ESG standards.

   The Focused Alpha Large-Cap Fund seeks to provide growth of capital through active trading of equity securities to achieve a blend of growth companies, value companies and companies that have elements of growth and value, issued by large-cap companies. Under normal market conditions, the Fund will invest at least 80% of its net assets, plus any borrowing for investment purposes, in large-cap companies.

   The Focused Growth Fund seeks to provide growth of capital through active trading of equity securities of large, small and mid-cap companies.

   The Income Explorer Fund seeks to provide high current income with a secondary objective of capital appreciation primarily by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the Fund expects to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

   The Small-Cap Fund seeks to provide long-term growth of capital by strategically allocating its assets between a small-cap index strategy and a micro-cap growth strategy.

   Each Fund, except for the Focused Alpha Large-Cap Fund and Focused Growth Fund, is a "diversified" Fund within the meaning of the 1940 Act.

   Each Fund offers multiple classes of shares of beneficial interest. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, any purchases of Class A shares in excess of $1,000,000 will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within one year of purchase.

   Class C shares are offered at net asset value and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   Class W shares are offered at net asset value per share. The class is offered exclusively through advisory fee-based programs sponsored by certain financial intermediaries and other programs.

   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions, except as may otherwise be provided in the Funds' registration statement. Class A and Class C shares make distribution and account maintenance fee payments under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, with Class C shares being subject to higher distribution fee rates. Class W shares have not adopted 12b-1 Plans and make no payments thereunder, however, Class W shares pay a service fee to the Funds' distributor for administrative and shareholder services.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

Note 2. Basis for consolidation for the SunAmerica Commodity Strategy Cayman Fund Ltd.

   The AIG Commodity Strategy Cayman Fund Ltd. (the "Commodity Strategy Subsidiary"), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Commodity Strategy Fund. The Commodity Strategy Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Commodity Strategy Fund in order to effect certain investments on behalf of the Commodity Strategy Fund consistent with the investment objectives and policies in the Commodity Strategy Fund's prospectus and statement of additional information. With respect to its investments, the Commodity Strategy Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Commodity Strategy Fund; however, the Commodity Strategy Subsidiary (unlike the Commodity Strategy Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments that may otherwise be limited if purchased by the Commodity Strategy Fund due to federal tax requirements relating to qualifying income. The Commodity Strategy Fund and Commodity Strategy Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Commodity Strategy Subsidiary will comply with asset segregation or "earmarking" requirements to the same extent as the Commodity Strategy Fund. The Commodity Strategy Fund may invest up to 25% of its assets in the Commodity Strategy Subsidiary. As of October 31, 2019, net assets of the Commodity Strategy Fund were $32,607,914, of which approximately $6,419,841, or approximately 19.7%, represented the Commodity Strategy Fund's ownership of all issued shares and voting rights of the Commodity Strategy Subsidiary.

Note 3. Significant Accounting Policies

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and those differences could be significant. The Funds are considered investment companies under GAAP and follow the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements:

   SECURITY VALUATION: In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP establishes a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

   based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board of Trustees (the "Board") , etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances)

   Changes in valuation techniques may result in transfers in or out of an investment's assigned Level within the hierarchy. The methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

   The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

   The summary of the Funds' assets and liabilities classified in the fair value hierarchy as of October 31, 2019 is reported on a schedule at the end of each Fund's Portfolio of Investments.

   Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges on which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and a Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on the review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures are generally categorized as Level 2.

   Bonds, debentures and other debt securities are valued at evaluated bid prices obtained for the day of valuation from a Board-approved pricing service and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, maturity date, option

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

   adjusted spread models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a price is unavailable from a Board-approved pricing service, the securities may be priced at the mean of two independent quotes obtained from brokers.

   Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in registered investment companies are generally categorized as Level 1.

   Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade reported by a Board-approved pricing service, and are generally categorized as Level 1. Option contracts traded on national securities exchanges are valued at the mean of the last bid and ask price reported by a Board-approved pricing service as of the close of the exchange on which they are traded, and are generally categorized as Level 1.

   Option contracts traded in the over-the-counter ("OTC") market are valued at the mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded on national securities exchanges are valued at the closing price of the exchange on which they are traded or if a closing price of the exchange is not available, the swap will be valued using a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Swap contracts traded over the counter are valued at a mid valuation provided by a Board-approved pricing service, and are generally categorized as Level 2. Forward foreign currency contracts ("forward contracts") are valued at the 4:00 p.m. Eastern Time forward rate and are generally categorized as Level 2.

   Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) which is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or OTC market, and are generally categorized as Level 1 or Level 2.

   The Board is responsible for the share valuation process and has adopted policies and procedures (the "PRC Procedures") for valuing the securities and other assets held by the Funds, including procedures for the fair valuation of securities and other assets for which market quotations are not readily available or are unreliable. The PRC Procedures provide for the establishment of a pricing review committee, which is responsible for, among other things, making certain determinations in connection with the Trust's fair valuation procedures. Securities for which market quotations are not readily available or the values of which may be significantly impacted by the occurrence of developments or significant events are generally categorized as Level 3. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   DERIVATIVE INSTRUMENTS:

   Futures: During the period, the Commodity Strategy Fund entered into futures transactions for investment purposes in order to provide exposure to commodities. The Small-Cap Fund entered into futures transactions for investment purposes in order to provide exposure to U.S and non-U.S. equity markets.

   A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the futures commission merchant (the "broker"). Subsequent payments are made or received by a Fund as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded in the Statements of Assets and Liabilities as variation margin for changes in the value of the contracts and as cash collateral for futures contracts for the changes in the value of the initial margin requirement. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   The primary risk to a Fund of entering into futures contracts is market risk. Market risk is the risk that there will be an unfavorable change in the interest rate, value or currency rate of the underlying security or securities. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

   an exchange, and government regulations may restrict trading in futures contracts. While a Fund will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, the Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to a Fund since exchange-traded futures contracts are centrally cleared.

   Futures contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund's Portfolio of Investments.

   Forward Foreign Currency Contracts: During the period, the Income Explorer Fund used forward contracts to attempt to protect securities against changes in future foreign exchange rates.

   A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by a Fund as unrealized appreciation or depreciation. On the settlement date, a Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

   For federal income tax purposes, the Income Explorer Fund has made an election to treat gains and losses from forward foreign currency contracts as capital gains and losses.

   Risks to a Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, a Fund's loss will generally consist of the net amount of contractual payments that the Fund has not yet received though the Fund's maximum exposure due to counterparty risk could extend to the notional amount of the contract. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized appreciation or depreciation reported on the Statement of Assets and Liabilities. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

   Forward foreign currency contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund's Portfolio of Investments.

   Options: During the period, the Commodity Strategy Fund used options contracts to provide exposure to commodities.

   An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. The premiums on written options are recorded as a liability on the Statement of Assets and Liabilities. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option and which is included on the Fund's Statement of Assets and Liabilities as an investment. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which a Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which a Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which a Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the OTC market.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   Risks to the Funds of entering into option contracts include counterparty risk, market risk and, with respect to OTC options, illiquidity risk. Counterparty risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities, and for written options, may result in losses in excess of the amounts shown on the statement and assets and liabilities. There is also the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

   Option contracts outstanding at the end of the period, if any, are reported on a schedule at the end of each Fund's Portfolio of Investments.

   Swap Contracts: Certain Funds may enter into credit default, interest rate and/or total return swap contracts. Swap contracts are privately negotiated in the OTC market and may be entered into as a bilateral contract or a centrally cleared contract ("centrally cleared swaps"). In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the "CCP") and a Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Portfolio of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral for centrally cleared swap contracts. Unlike a bilateral swap contract, for centrally cleared swaps, a Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and the changes in value are recorded as an unrealized gain (loss). The daily change in valuation of swap contracts, if any, is recorded as unrealized appreciation (depreciation) on swap contracts. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Upfront payments and receipts on swap contracts are amortized on a daily basis. Net periodic payments made or received by a Fund are included as part of realized gain (loss).

   Total Return Swaps: During the period, the Commodity Strategy Fund used total return swaps for investment purposes in order to provide exposure to commodities.

   Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

   The Fund will generally enter into total return swaps only on a net basis, which means that the two payment streams are netted against each other, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a total return swap contract or periodically during its term. Total return swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to total return swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to a total return swap defaults, the Fund's risk of loss consists of the net discounted amount of payments that the Fund is contractually entitled to receive, if any.

   Total return swap contracts outstanding at the end of the period, if any, are reported on a schedule at the end of the Fund's Portfolio of Investments.

   Risks of Entering into Swap Agreements: Risks to a Fund of entering into credit default swaps, total return swaps and interest rate swaps, include credit risk, market risk, counterparty risk, liquidity risk and documentation risk. By entering into swap agreements, a Fund may be exposed to risk of potential loss due to unfavorable changes in interest rates, the price of the underlying security or index, or the underlying referenced asset's perceived or actual credit, that the counterparty may default on its obligation to perform or the possibility that there is no liquid market for these agreements. There is also the risk that the parties may disagree as to the

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

   meaning of contractual terms in the swap agreement. In addition, to the extent that a subadviser does not accurately analyze and predict the underlying economic factors influencing the value of the swap, a Fund may suffer a loss, which may be in excess of the amount reflected on the statement of assets and liabilities.

   Risks of Commodity-Linked Derivatives: Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. The commodity-linked derivative instruments in which certain of the Funds invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity-linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets, as well as economic and other regulatory or political developments, overall market movements and other factors. Typically, the return of the commodity-linked swaps will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Fund earns from these swaps as compared to the index.

   Master Agreements: Certain Funds that hold derivative instruments and other financial instruments may be a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements or similar agreements ("Master Agreements") with certain counterparties that govern such instruments. Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Collateral can be in the form of cash or securities as agreed to by a Fund and applicable counterparty. Collateral requirements are generally determined based on a Fund's net position with each counterparty. Master Agreements may also include certain provisions that require a Fund to post additional collateral upon the occurrence of certain events, such as when a Fund's net assets fall below a specified level. In addition, Master Agreements typically specify certain standard termination events, such as failure of a party to pay or deliver, credit support defaults and other events of default. Termination events applicable to a Fund may also occur upon a decline in a Fund's net assets below a specified level over a certain period of time. Additional termination events applicable to counterparties may occur upon a decline in a counterparty's long-term and short-term credit ratings below a specified level, or upon a decline in the ratings of a counterparty's credit support provider. Upon the occurrence of a termination event, the other party may elect to terminate early and cause settlement of all instruments outstanding pursuant to a particular Master Agreement, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of a Fund's counterparties to elect early termination could cause a Fund to accelerate the payment of liabilities, which settlement amounts could be in excess of the amount of assets that are already posted as collateral. Typically, the Master Agreement will permit a single net payment in the event of default. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. As a result, the early termination with respect to derivative instruments subject to Master Agreements that are in a net liability position could be material to a Fund's financial statements. The Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

   The following tables represent the value of derivatives held as of October 31, 2019, by their primary underlying risk exposure and the respective location on the Statement of Assets and Liabilities and the effect of derivatives on the Statement of Operations for the year ended October 31, 2019. The derivative contracts held during the period are not accounted for as hedging instruments under GAAP. For a detailed presentation of derivatives held as of October 31, 2019, please refer to a schedule at the end of each Fund's Portfolio of Investments.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                 FOREIGN                                              FOREIGN
                                                                 FORWARD                                              FORWARD
                         FUTURES         SWAP       OPTIONS      EXCHANGE       FUTURES         SWAP      OPTIONS     EXCHANGE
                     CONTRACTS(1)(8) CONTRACTS(2) PURCHASED(3) CONTRACTS(4) CONTRACTS(1)(8) CONTRACTS(5) WRITTEN(6) CONTRACTS(7)
-                    --------------- ------------ ------------ ------------ --------------- ------------ ---------- ------------

                                                                  EQUITY CONTRACTS
                     -----------------------------------------------------------------------------------------------------------
FUND                                   ASSET DERIVATIVES                                   LIABILITY DERIVATIVES
----                 ------------------------------------------------------ ----------------------------------------------------
Small-Cap...........     $    --       $    --       $   --        $ --        $  2,750        $  --      $    --     $    --

                                                                 COMMODITY CONTRACTS
                     -----------------------------------------------------------------------------------------------------------
                                       ASSET DERIVATIVES                                   LIABILITY DERIVATIVES
                     ------------------------------------------------------ ----------------------------------------------------
Commodity Strategy#.     $88,782       $48,409       $2,520        $ --        $208,899        $  --      $21,845     $    --

                                                             FOREIGN EXCHANGE CONTRACTS
                     -----------------------------------------------------------------------------------------------------------
                                       ASSET DERIVATIVES                                   LIABILITY DERIVATIVES
                     ------------------------------------------------------ ----------------------------------------------------
Income Explorer.....     $    --       $    --       $   --        $344        $     --        $  --      $    --     $10,541

--------
STATEMENT OF ASSETS AND LIABILITIES LOCATION:

(1)Variation margin on futures contracts
(2)Unrealized appreciation on swap contracts
(3)Investments at value (unaffiliated)
(4)Unrealized appreciation on forward foreign currency contracts
(5)Unrealized depreciation on swap contracts
(6)Call and put options written, at value
(7)Unrealized depreciation on forward foreign currency contracts
(8)The variation margin on futures contracts is included in the cumulative appreciation (depreciation) as reported on each Fund's Portfolio of Investments in the following amounts:

                       CUMULATIVE
                     APPRECIATION/
FUND                 (DEPRECIATION)
----                 --------------
Commodity Strategy#.    $414,484
Small-Cap...........      20,458

--------
#  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

                     REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED IN STATEMENT OF OPERATIONS
                     ------------------------------------------------------------------------
                                                                              FOREIGN FORWARD
                       FUTURES           SWAP        WRITTEN     PURCHASED       EXCHANGE
                     CONTRACTS(1)    CONTRACTS(2)   OPTIONS(3)   OPTIONS(4)    CONTRACTS(5)
                     ------------    ------------   ----------   ----------   ---------------

FUND                                        EQUITY CONTRACTS
----                 ------------------------------------------------------------------------
Small-Cap........... $  (871,114)     $      --      $     --     $     --       $     --

                                           COMMODITY CONTRACTS
                     ------------------------------------------------------------------------
Commodity Strategy#. $(2,878,187)     $(684,380)     $(15,934)    $(34,368)      $     --

                                       FOREIGN EXCHANGE CONTRACTS
                     ------------------------------------------------------------------------
Income Explorer .... $        --      $      --      $     --     $     --       $ 22,291

                     CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
                                       IN STATEMENT OF OPERATIONS
                     ------------------------------------------------------------------------
                                                                              FOREIGN FORWARD
                       FUTURES           SWAP        WRITTEN     PURCHASED       EXCHANGE
                     CONTRACTS(6)    CONTRACTS(7)   OPTIONS(8)   OPTIONS(9)    CONTRACTS(10)
                     ------------    ------------   ----------   ----------   ---------------

FUND                                        EQUITY CONTRACTS
----                 ------------------------------------------------------------------------
Small-Cap........... $   696,793      $      --      $     --     $     --       $     --

                                           COMMODITY CONTRACTS
                     ------------------------------------------------------------------------
Commodity Strategy#. $ 1,681,085      $  84,436      $ (4,421)    $  4,004       $     --

                                       FOREIGN EXCHANGE CONTRACTS
                     ------------------------------------------------------------------------
Income Explorer .... $        --      $      --      $     --     $     --       $(10,197)

--------
STATEMENT OF OPERATIONS LOCATION:

(1)Net realized gain (loss) on futures contracts
(2)Net realized gain (loss) on swap contracts
(3)Net realized gain (loss) on written options contracts
(4)Net realized gain (loss) on investments
(5)Net realized gain (loss) on forward contracts
(6)Change in unrealized appreciation (depreciation) on futures contracts
(7)Change in unrealized appreciation (depreciation) on swap contracts
(8)Change in unrealized appreciation (depreciation) on written options contracts
(9)Change in unrealized appreciation (depreciation) on investments
(10)Change in unrealized appreciation (depreciation) on forward contracts
#  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   The following table represents the average monthly balances of derivatives held during the year ended October 31, 2019.

                                                AVERAGE AMOUNT OUTSTANDING DURING THE PERIOD
                     --------------------------------------------------------------------------------------------------
                                    FOREIGN    PURCHASED CALL PURCHASED PUT                   WRITTEN CALL WRITTEN PUT
                       FUTURES      EXCHANGE      OPTIONS        OPTIONS      TOTAL RETURN      OPTIONS      OPTIONS
FUND                 CONTRACTS(2) CONTRACTS(2)  CONTRACTS(1)  CONTRACTS(1)  SWAP CONTRACTS(1) CONTRACTS(1) CONTRACTS(1)
----                 ------------ ------------ -------------- ------------- ----------------- ------------ ------------
Commodity Strategy#. $29,348,513    $     --       $3,306        $2,185        $11,834,937       $4,912        $153
Income Explorer.....          --     696,740           --            --                 --           --          --
Small-Cap...........   1,188,206          --           --            --                 --           --          --

--------
(1)Amounts represent values in US dollars.
(2)Amounts represent notional amounts in US dollars.
#  Consolidated (see Note 2)

   The following tables set forth the Funds' derivative assets and liabilities by counterparty, net of amount available for offset under Master Agreements and net of related collateral pledged/(received) as of October 31, 2019. The repurchase agreements held by the Funds as of October 31, 2019 are subject to Master Agreements but are not included in the following tables. See the Portfolio of Investments and Notes to the Financial Statements for more information about the Funds' holdings in repurchase agreements.

                                                                          AIG COMMODITY STRATEGY FUND#
                                                     -----------------------------------------------------------------------
                                                             DERIVATIVE ASSETS(1)              DERIVATIVE LIABILITIES(1)
                                                     ------------------------------------- ---------------------------------
                                                      FORWARD                               FORWARD
                                                      FOREIGN                               FOREIGN
                                                     CURRENCY             OPTIONS          CURRENCY            OPTIONS
COUNTERPARTY                                         CONTRACTS OTC SWAPS PURCHASED  TOTAL  CONTRACTS OTC SWAPS WRITTEN TOTAL
------------                                         --------- --------- --------- ------- --------- --------- ------- -----
Goldman Sachs International.........................   $ --     $48,409    $ --    $48,409   $ --      $ --     $ --   $ --
                                                     ========= ========= ========= ======= ========= ========= ======= =====




                                                          NET
                                                      DERIVATIVE    COLLATERAL
                                                        ASSETS       PLEDGED/       NET
COUNTERPARTY                                         (LIABILITIES) (RECEIVED)(2) AMOUNT(3)
------------                                         ------------- ------------- ---------
Goldman Sachs International.........................    $48,409        $ --       $48,409
                                                     ============= ============= =========

--------
(1)Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.
#  Consolidated (see Note 2)

                                                                          AIG INCOME EXPLORER FUND
                                                   -----------------------------------------------------------------------
                                                          DERIVATIVE ASSETS(1)              DERIVATIVE LIABILITIES(1)
                                                   ----------------------------------- -----------------------------------
                                                    FORWARD                             FORWARD
                                                    FOREIGN                             FOREIGN
                                                   CURRENCY             OPTIONS        CURRENCY            OPTIONS
COUNTERPARTY                                       CONTRACTS OTC SWAPS PURCHASED TOTAL CONTRACTS OTC SWAPS WRITTEN  TOTAL
------------                                       --------- --------- --------- ----- --------- --------- ------- -------
Brown Brothers Harriman and Co....................   $344      $ --      $ --    $344   $10,541    $ --     $ --   $10,541
                                                   ========= ========= ========= ===== ========= ========= ======= =======

                                                   -             -             -


                                                        NET
                                                    DERIVATIVE    COLLATERAL
                                                      ASSETS       PLEDGED/       NET
COUNTERPARTY                                       (LIABILITIES) (RECEIVED)(2) AMOUNT(3)
------------                                       ------------- ------------- ---------
Brown Brothers Harriman and Co....................   $(10,197)       $ --      $(10,197)
                                                   ============= ============= =========

--------
(1)Gross amounts of recognized assets and liabilities not offset in the Statement of Assets and Liabilities.
(2)For each respective counterparty, collateral pledged or (received) is limited to an amount not to exceed 100% of the derivative asset/liability in the table above.
(3)Net amount represents the net amount due (to)/from counterparty in the event of a default based on the contractual set-off rights under the agreement.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to procedures adopted by the Board and applicable guidance from the Securities and Exchange Commission ("SEC"), may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. In a repurchase agreement, the seller of a security agrees to repurchase the security at a mutually agreed-upon time and price, which reflects the effective rate of return for the term of the agreement. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements ("repo" or collectively "repos"). The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by a Fund may be delayed or limited.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   As of October 31, 2019, the following Fund held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    8.20%   $2,870,000
Commodity Strategy Subsidiary.    2.47       865,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Bank of America Securities LLC, dated October 31, 2019, bearing interest at a rate of 1.72% per annum, with a principal amount of $35,000,000, a repurchase price of $35,001,672, and a maturity date of November 1, 2019. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Bonds.   3.00%  05/15/2045 $30,644,000 $36,131,728

   As of October 31, 2019, the following Funds held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc.:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    8.20%   $2,050,000
Commodity Strategy Subsidiary.    2.48       620,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Barclays Capital, Inc., dated October 31, 2019, bearing interest at a rate of 1.72% per annum, with a principal amount of $25,000,000, a repurchase price of $25,001,194, and a maturity date of November 1, 2019. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Bonds.   3.00%  11/15/2045 $21,749,000 $25,576,172

   As of October 31, 2019, the following Funds held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    8.20%   $1,640,000
Commodity Strategy Subsidiary.    2.48       495,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   BNP Paribas SA, dated October 31, 2019, bearing interest at a rate of 1.72% per annum, with a principal amount of 20,000,000, a repurchase price of $20,000,956, and a maturity date of November 1, 2019. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   1.88%  05/31/2022 $20,117,700 $20,399,008

   As of October 31, 2019, the following Funds held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    8.25%   $2,935,000
Commodity Strategy Subsidiary.    2.50       890,000

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   Deutsche Bank AG, dated October 31, 2019, bearing interest at a rate of 1.72% per annum, with a principal amount of $35,585,000, a repurchase price of $35,586,700 and a maturity date of November 1, 2019. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   2.13%  09/30/2021 $35,943,000 $36,314,452

   As of October 31, 2019, the following Funds held an undivided interest in the joint repurchase agreement with RBS Securities, Inc.:

                               PERCENTAGE PRINCIPAL
FUND                           OWNERSHIP   AMOUNT
----                           ---------- ----------
Commodity Strategy............    8.20%   $2,870,000
Commodity Strategy Subsidiary.    2.47       865,000

   As of such date, the repurchase agreement in that joint account and the collateral thereof were as follows:

   RBS Securities, Inc., dated October 31, 2019, bearing interest at a rate of 1.71% per annum, with a principal amount of $35,000,000, a repurchase price of $35,001,663, and a maturity date of November 1, 2019. The repurchase agreement is collateralized by the following:

                     INTEREST  MATURITY   PRINCIPAL
TYPE OF COLLATERAL     RATE      DATE      AMOUNT       VALUE
------------------   -------- ---------- ----------- -----------
U.S. Treasury Notes.   1.50%  08/15/2026 $36,080,000 $35,698,611

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Securities transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis.

   Interest income is accrued daily from settlement date except when collection is not expected. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Trust is informed after the ex-dividend date.

   Securities purchased or sold on a when-issued or forward commitment basis outstanding at the end of the period, if any, are included in investments purchased/sold on an extended settlement basis in the Statement of Assets and Liabilities.

   Distributions received from Real Estate Investment Trusts ("REIT") investments are recharacterized based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The amount recharacterized as ordinary income is recorded as dividend income and the amount recharacterized as capital gain is recorded as realized gain in the Statement of Operations. The amount recharacterized as return of capital is recorded as a reduction to the cost of investments in the Statement of Assets and Liabilities. These recharacterizations are reflected in the accompanying financial statements.

   Expenses common to all Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis.

   Income, expenses other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   Dividends from net investment income, if any, are normally paid monthly for the Income Explorer Fund and quarterly for the ESG Dividend Fund. All other Funds pay annually. Each of the Funds reserves the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and the net investment income, if any, are paid at least annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date.

   The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net assets are not affected by these reclassifications.

   Each Fund is considered a separate entity for tax purposes and intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and distribute all of its taxable income, including any net capital gains on investments, to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that each Fund will not be subject to excise tax on undistributed income and gains. Therefore, no federal income tax or excise tax provision is required.

   Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained, assuming examination by tax authorities. Management has analyzed each Fund's tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2015 -2018 or expected to be taken in each Funds' 2019 tax return. The Funds are not aware of any tax provisions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Funds file U.S. federal and certain state income tax returns. With few exceptions, the Funds are no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2016.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the period.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities located in the Statements of Operations include realized foreign exchange gains and losses from currency gains or losses between the trade and the settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to the other assets and liabilities arising as a result of changes in the exchange rates.

   NEW ACCOUNTING PRONOUNCEMENTS: In August 2018, the FASB issued Accounting Standards Update ("ASU") No. 2018-13 "Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement". The ASU eliminates, modifies, and adds disclosure requirements for fair value measurements and is for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. The ASU allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements and is still evaluating the impact of applying the rest of the ASU.

   In March 2017, the FASB issued Accounting Standards Update ("ASU") No. 2017-08, "Premium Amortization on Purchased Callable Debt Securities", which requires the premiums on certain purchased debt securities with non-contingent call features to be amortized to the earliest call date and is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the amendments and their impact, if any, on the Funds' financial statements.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


Note 4. Investment Advisory and Management Agreements, Distribution and Service Agreements

   The Trust, on behalf of each Fund, has entered into Investment Advisory and Management Agreements (the "Agreements") with SunAmerica. Under the Agreements, SunAmerica provides continuous supervision of each Fund's portfolio and administrative affairs, subject to general review by the Board. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, pays the salaries and expenses of all personnel, including officers of the Funds who are employees of SunAmerica and its affiliates and oversees the performance of services provided to the Funds by third parties. Pursuant to the Agreements, the Funds pay SunAmerica a management fee at an annual rate based on average daily net assets, which is computed daily and payable monthly, as follows:

FUND                     PERCENTAGE
----                     ----------
Commodity Strategy......    1.00%
ESG Dividend............    0.75
Focused Alpha Large-Cap.    1.00
Focused Growth..........    1.00
Income Explorer.........    1.00
Small-Cap...............    1.00

   The Commodity Strategy Subsidiary has entered into a separate contract with SunAmerica whereby SunAmerica provides investment advisory and other services to the Commodity Strategy Subsidiary. In consideration of these services, the Commodity Strategy Subsidiary pays SunAmerica a management fee at the annual rate of 1.00% of average daily net assets of the Commodity Strategy Subsidiary. SunAmerica has contractually agreed to waive the management fee it receives from the Commodity Strategy Fund in an amount equal to the management fee paid by the Commodity Strategy Subsidiary to SunAmerica (the "Commodity Strategy Subsidiary management fee waiver"). This waiver may not be terminated by SunAmerica, and will remain in effect for as long as SunAmerica's contract with the Commodity Strategy Subsidiary is in place. For the year ended October 31, 2019, the amount of advisory fees waived was $67,191.

   Pursuant to the Subadvisory Agreement between SunAmerica and Wellington Management Company LLP ("Wellington") (the "Commodity Strategy Subadvisory Agreement"), SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Fund to Wellington. Pursuant to a Subadvisory Agreement between SunAmerica and Wellington with respect to the Commodity Strategy Subsidiary, SunAmerica has delegated portfolio management responsibilities of the Commodity Strategy Subsidiary to Wellington. Payments to Wellington for its services are made by SunAmerica, not by the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marsico Capital Management, LLC ("Marsico") and the Subadvisory Agreement between SunAmerica and Blackrock Investment Management, LLC ("Blackrock"), SunAmerica has delegated portfolio management responsibilities of the Focused Alpha Large-Cap Fund to Marsico and Blackrock. Each Subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Marsico, and the Subadvisory Agreement between SunAmerica and BAMCO, Inc. ("BAMCO"), SunAmerica has delegated portfolio management responsibilities of the Focused Growth Fund to Marsico and BAMCO. Each subadviser is paid by SunAmerica and not the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"), SunAmerica has delegated a portion of portfolio management responsibilities of the Income Explorer Fund to Cohen & Steers. Cohen and Steers is paid by SunAmerica and not by the Fund.

   Pursuant to the Subadvisory Agreement between SunAmerica and Cadence Capital Management, LLC ("Cadence"), SunAmerica has delegated a portion of portfolio management responsibilities of the Small-Cap Fund to Cadence. Cadence is paid by SunAmerica and not by the Fund.

   Effective November 19, 2018, pursuant to an Advisory Fee Wavier Agreement with the Focused Growth Fund and the Small-Cap Fund, SunAmerica is contractually obligated to waive its advisory fee so that the advisory fee equals 0.90% and 0.85%, respectively, of average daily net assets of each of the Funds. For the year ended October 31, 2019, the amount of advisory fees waived for the Focused Growth Fund and Small-Cap Fund was $561,782 and $76,754, respectively.

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   SunAmerica has contractually agreed to waive fees and/or reimburse expenses to the extent necessary to cap the Funds' annual Fund operating expense at the following percentages of each Class's average daily net assets. For the purposes of waived fee and/or reimbursed expense calculations, annual Fund operating expenses shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of a Fund's business. The contractual expense fee waivers and expense reimbursements will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

FUND                             PERCENTAGE
----                             ----------
Commodity Strategy Class A#.....    1.72%
Commodity Strategy Class C#.....    2.37
Commodity Strategy Class W#.....    1.52
ESG Dividend Class A(1).........    1.13
ESG Dividend Class C(1).........    1.78
ESG Dividend Class W(1).........    0.93
Focused Alpha Large-Cap Class A.    1.72
Focused Alpha Large-Cap Class C.    2.37
Focused Alpha Large-Cap Class W.    1.52
Focused Growth Class A(2).......    1.13
Focused Growth Class C(2).......    1.78
Focused Growth Class W(2).......    0.93
Income Explorer Class A.........    1.72
Income Explorer Class C.........    2.37
Income Explorer Class W.........    1.52
Small-Cap Class A(3)............    1.25
Small-Cap Class C(3)............    1.90
Small-Cap Class W(3)............    1.05

--------
#  Consolidated (see Note 2)
(1)Effective November 19, 2018, the expense limitation for Class A, C and W changed from 1.25%, 1.90%, and 1.05% to 1.13%, 1.78% and 0.93%, respectively.
(2)Effective November 19, 2018, the expense limitation for Class A, C and W changed from 1.72%, 2.37%, and 1.52% to 1.13%, 1.78% and 0.93%, respectively.
(3)Effective November 19, 2018, the expense limitation for Class A, C and W changed from 1.72%, 2.37%, and 1.52% to 1.25%, 1.90% and 1.05%, respectively.

   Any contractual waivers and/or reimbursements made by SunAmerica with respect to a Fund, with the exception of the Advisory Fee and Subsidiary management fee waivers, are subject to recoupment from the Funds within two years after the occurrence of any such waivers and/or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the expense limitations in effect at the time the waivers and/or reimbursements were made.

   For the year ended October 31, 2019, pursuant to the contractual expense limitations referred above, SunAmerica has waived or reimbursed expenses as follows:

                           OTHER
                          EXPENSES
FUND                     REIMBURSED
----                     ----------
Commodity Strategy...... $  194,012
ESG Dividend............    144,525
Focused Alpha Large-Cap.         --
Focused Growth..........  1,010,634
Income Explorer.........     67,581
Small-Cap...............    213,197

                            CLASS SPECIFIC
                               EXPENSES
FUND                          REIMBURSED
----                        --------------
Commodity Strategy Class A.    $91,964
Commodity Strategy Class C.     17,581

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                               REIMBURSED
----                             --------------
Commodity Strategy Class W......   $   17,219
ESG Dividend Class A............       66,884
ESG Dividend Class C............       12,051
ESG Dividend Class W............       28,425
Focused Alpha Large-Cap Class A.           --
Focused Alpha Large-Cap Class C.        5,763
Focused Alpha Large-Cap Class W.        8,921
Focused Growth Class A..........    1,143,417
Focused Growth Class C..........      152,360
Focused Growth Class W..........      151,927
Income Explorer Class A.........       98,793
Income Explorer Class C.........       22,451
Income Explorer Class W.........       26,877
Small-Cap Class A...............      124,303
Small-Cap Class C...............       20,445
Small-Cap Class W...............       35,892

   For the year ended October 31, 2019, the amounts recouped by SunAmerica are as follows:

                                 CLASS SPECIFIC
                                    EXPENSES
FUND                                RECOUPED
----                             --------------
Commodity Strategy Class A......    $    --
Commodity Strategy Class C......         --
Commodity Strategy Class W......         --
ESG Dividend Class A............         --
ESG Dividend Class C............         --
ESG Dividend Class W............         --
Focused Alpha Large-Cap Class A.         --
Focused Alpha Large-Cap Class C.      5,763
Focused Alpha Large-Cap Class W.     10,014
Focused Growth Class A..........         --
Focused Growth Class C..........         --
Focused Growth Class W..........         --
Income Explorer Class A.........         --
Income Explorer Class C.........         --
Income Explorer Class W.........         --
Small-Cap Class A...............         --
Small-Cap Class C...............         --
Small-Cap Class W...............         --

   At October 31, 2019, expenses previously waived and/or reimbursed by SunAmerica that are subject to recoupment and expire during the time periods indicated are as follows:

                         OTHER EXPENSES REIMBURSED
                         -------------------------
                         OCTOBER 31,  OCTOBER 31,
FUND                        2020         2021
----                     -----------  -----------
Commodity Strategy......  $146,594    $  194,012
ESG Dividend............   124,777       144,525
Focused Alpha Large-Cap.        --            --
Focused Growth..........        --     1,010,634
Income Explorer.........     8,159        67,581
Small-Cap...............    22,722       213,197

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                 CLASS SPECIFIC EXPENSES
                                       REIMBURSED
                                 -----------------------
                                 OCTOBER 31, OCTOBER 31,
FUND                                2020        2021
----                             ----------- -----------
Commodity Strategy Class A......   $89,901   $   91,964
Commodity Strategy Class C......    20,550       17,581
Commodity Strategy Class W......    18,668       17,219
ESG Dividend Class A............    58,848       66,884
ESG Dividend Class C............     9,338       12,051
ESG Dividend Class W............    15,719       28,425
Focused Alpha Large-Cap Class A.        --           --
Focused Alpha Large-Cap Class C.        --           --
Focused Alpha Large-Cap Class W.        --        4,265
Focused Growth Class A..........        --    1,143,417
Focused Growth Class C..........        --      152,360
Focused Growth Class W..........        --      151,927
Income Explorer Class A.........    94,645       98,793
Income Explorer Class C.........    26,340       22,451
Income Explorer Class W.........    28,900       26,877
Small-Cap Class A...............    98,881      124,303
Small-Cap Class C...............    18,191       20,445
Small-Cap Class W...............    41,848       35,892

   The Trust, on behalf of each Fund, has a Distribution Agreement with AIG Capital Services, Inc. ("ACS" or the "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of its Class A shares and Class C shares (each a "Plan" and collectively, the "Plans") in accordance with the provisions of Rule 12b-1 under the 1940 Act, hereinafter referred to as the "Class A Plan" and the "Class C Plan." In adopting the Plans, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   Under the Class A Plan and Class C Plan, the Distributor receives payments from a Fund at an annual rate of 0.10% and 0.75%, respectively, of average daily net assets of such Fund's Class to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year, the amount paid to the Distributor under each Plan may exceed the Distributor's distribution costs as described above. The Plans further provide that the Class A and Class C shares of each Fund shall pay the Distributor an account maintenance fee up to an annual rate of 0.25% of the average daily net assets of such class of shares for payments to broker-dealers for providing account maintenance activities. The Distributor does not receive or retain any distribution and/or a account maintenance fees for any shares when the shareholder does not have a broker of record. For the year ended October 31, 2019, ACS received fees based upon the aforementioned rates (see Statement of Operations).

   The Trust, on behalf of each fund, has entered into an Administrative and Shareholder Services Agreement with ACS, pursuant to which ACS is paid an annual fee of 0.15% of average daily net assets of Class W shares as compensation for providing administrative and shareholder services to Class W shareholders. For the year ended October 31, 2019, ACS earned fees based upon the aforementioned rates (see Statement of Operations).

   ACS receives sales charges on each Fund's Class A shares, portions of which are reallocated to affiliated broker-dealers and nonaffiliated broker-dealers. ACS also receives the proceeds of contingent deferred sales charges paid by investors in connection

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

   with certain redemptions of each Fund's Class A and Class C shares. ACS has advised the Funds that for the year ended October 31, 2019, the proceeds received from sales (and paid out to affiliated and non-affiliated broker-dealers) and redemptions are as follows:

                                                                           CLASS A                           CLASS C
                                                     ---------------------------------------------------- -------------
                                                                                             CONTINGENT    CONTINGENT
                                                      SALES     AFFILIATED   NON-AFFILIATED   DEFERRED      DEFERRED
FUND                                                 CHARGES  BROKER-DEALERS BROKER-DEALERS SALES CHARGES SALES CHARGES
----                                                 -------- -------------- -------------- ------------- -------------
Commodity Strategy.................................. $  3,156    $    901       $  1,817       $   17        $   53
ESG Dividend........................................   13,998         305         12,062           --            --
Focused Alpha Large-Cap.............................  313,061      75,696        188,433        2,281         1,207
Focused Growth......................................  570,673     152,053        328,824        8,969         5,994
Income Explorer.....................................   26,289      10,227         11,383           --           118
Small-Cap...........................................   40,668      11,237         22,763          805         1,460

   The Trust has entered into a Service Agreement with AIG Fund Services, Inc. ("AFS"), an affiliate of the Adviser. Under the Service Agreement, AFS performs certain shareholder account functions by assisting the Funds' transfer agent, DST Asset Manager Solutions, Inc. ("DST"), in connection with the services that it offers to the shareholders of the Funds. Pursuant to the Service Agreement, the Funds pay a fee to AFS for services rendered based upon an annual rate of 0.22% of daily net assets. For the year ended October 31, 2019, the Funds incurred the following expenses which are included in transfer agent fees payable in the Statement of Assets and Liabilities and in transfer agent fees and expenses in the Statement of Operations, to compensate AFS pursuant to the terms of the Service Agreement.

                                                                   PAYABLE AT
FUND                                                  EXPENSES  OCTOBER 31, 2019
----                                                 ---------- ----------------
Commodity Strategy Class A.......................... $   67,040     $ 5,306
Commodity Strategy Class C..........................      3,291         202
Commodity Strategy Class W..........................      3,269         293
ESG Dividend Class A................................     47,697       3,716
ESG Dividend Class C................................      1,920         187
ESG Dividend Class W................................     13,930       1,623
Focused Alpha Large-Cap Class A.....................  1,248,144      99,445
Focused Alpha Large-Cap Class C.....................     77,961       6,392
Focused Alpha Large-Cap Class W.....................     43,534       4,235
Focused Growth Class A..............................  1,032,278      78,272
Focused Growth Class C..............................    132,738       9,778
Focused Growth Class W..............................    136,303       9,235
Income Explorer Class A.............................     83,108       6,340
Income Explorer Class C.............................      8,423         672
Income Explorer Class W.............................     12,667         840
Small-Cap Class A...................................     97,445       6,528
Small-Cap Class C...................................      7,267         466
Small-Cap Class W...................................     15,243       1,138

   At October 31, 2019, SunAmerica Series, Inc. AIG Active Allocation Fund and AIG Multi-Asset Allocation Fund ("Strategy Funds"), affiliates of the Adviser owned 5% or more of the outstanding shares of the following Funds:

                                                                 HOLDER
                                                     ------------------------------
                                                       AIG ACTIVE    AIG MULTI-ASSET
FUND                                                 ALLOCATION FUND ALLOCATION FUND
----                                                 --------------- ---------------
Commodity Strategy..................................      13.22%          64.11%
ESG Dividend........................................      12.37           50.38
Income Explorer.....................................       7.43           53.72
Small-Cap...........................................      10.88           48.07

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   The Strategy Portfolios do not invest in the underlying funds for the purpose of exercising management or control; however, investments by these Portfolios within the set limits across their asset allocations may represent a significant portion of net assets of the underlying funds.

Note 5. Purchases and Sales of Investment Securities

   The cost of purchases and proceeds from sales and maturities of long-term investments during the year ended October 31, 2019 were as follows:

                              PURCHASES         SALES
                            OF PORTFOLIO    OF PORTFOLIO
                             SECURITIES      SECURITIES    PURCHASES    SALES
                           (EXCLUDING U.S. (EXCLUDING U.S.  OF U.S.    OF U.S.
                             GOVERNMENT      GOVERNMENT    GOVERNMENT GOVERNMENT
FUND                         SECURITIES)     SECURITIES)   SECURITIES SECURITIES
----                       --------------- --------------- ---------- ----------
Commodity Strategy........  $    154,357    $     23,898   $1,898,890 $2,300,000
ESG Dividend..............    19,381,924      14,559,387           --         --
Focused Alpha Large-Cap...   574,647,352     616,167,380           --         --
Focused Growth............   526,963,757     593,910,535           --         --
Income Explorer...........    14,291,495      28,694,242           --         --
Small-Cap.................    33,597,835      48,826,343           --         --

Note 6. Federal Income Taxes

   The following details the tax basis distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily due to taxable income from wholly owned foreign subsidiary, wash sales and derivative transactions.

                                   DISTRIBUTABLE EARNINGS             TAX DISTRIBUTIONS
                           --------------------------------------  ------------------------
                                         FOR THE YEAR ENDED OCTOBER 31, 2019
                           ----------------------------------------------------------------
                                      LONG-TERM      UNREALIZED
                           ORDINARY GAINS/CAPITAL   APPRECIATION    ORDINARY    LONG-TERM
FUND                        INCOME  LOSS CARRYOVER (DEPRECIATION)*   INCOME   CAPITAL GAINS
----                       -------- -------------- --------------- ---------- -------------
Commodity Strategy#....... $215,597  $(83,769,459)  $(14,637,871)  $   25,732 $         --
ESG Dividend..............   74,444          (140)       434,550      924,736    1,650,859
Focused Alpha Large-Cap...   78,218    64,027,070    107,111,568           --  104,688,935
Focused Growth............       --    54,731,418    104,761,790           --  122,154,493
Income Explorer...........   16,836      (542,807)       465,301    2,279,752      435,289
Small-Cap.................       --     1,039,423      2,167,007      260,473    5,996,624

--------
* Unrealized appreciation (depreciation) includes amounts for derivatives and other assets and liabilities denominated in foreign currency.
#  Consolidated (see Note 2)

                             TAX DISTRIBUTIONS
                         ------------------------------
                         FOR THE YEAR ENDED OCTOBER 31,
                                   2018
                         ------------------------------
                          ORDINARY        LONG-TERM
FUND                       INCOME       CAPITAL GAINS
----                      -----------   -------------
Commodity Strategy...... $    67,054     $        --
ESG Dividend............     981,132              --
Focused Alpha Large-Cap.  13,732,012      40,937,135
Focused Growth..........          --      49,277,386
Income Explorer.........   2,147,477          33,238
Small-Cap...............   1,857,529       3,935,160

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


   As of October 31, 2019, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which are available to offset future capital gains, if any:

                                                               UNLIMITED
                                                        -----------------------
FUND                                                        ST          LT
----                                                    ----------- -----------
Commodity Strategy#.................................... $51,868,782 $31,900,677
ESG Dividend...........................................          --         140
Focused Alpha Large-Cap................................          --          --
Focused Growth.........................................          --          --
Income Explorer........................................     171,104     371,703
Small-Cap..............................................          --          --

   Under the current tax law, late year ordinary losses may be deferred and treated as occurring on the first day of the following year. For the fiscal year ended October 31, 2019 the Funds elected to defer late year ordinary losses as follows:

                                                                    DEFERRED
                                                                    LATE YEAR
FUND                                                              ORDINARY LOSS
----                                                              -------------
Commodity Strategy#..............................................  $       --
ESG Dividend.....................................................          --
Focused Alpha Large-Cap..........................................          --
Focused Growth...................................................   2,983,148
Income Explorer..................................................          --
Small-Cap........................................................          --

--------
#  Consolidated (see Note 2)

   For the period ended October 31, 2019, the reclassifications arising from book/tax differences resulted in increases (decreases) that were due to deconsolidation adjustments of the wholly owned foreign subsidiaries, derivative transactions, net investment losses, treatment of foreign currency, and nondeductible expenses to the components of net assets as follows:

                          ACCUMULATED      ACCUMULATED
                         UNDISTRIBUTED  UNDISTRIBUTED NET
                         NET INVESTMENT   REALIZED GAIN
FUND                     INCOME (LOSS)       (LOSS)       CAPITAL PAID-IN
----                     -------------- ----------------- ---------------
Commodity Strategy......   $   40,724      $ 3,598,811      $(3,639,535)
ESG Dividend............          (11)              11               --
Focused Alpha Large-Cap.    1,949,806       (1,949,806)              --
Focused Growth..........    6,413,504           (8,140)      (6,405,364)
Income Explorer.........       60,160          (60,160)              --
Small-Cap...............      239,830          (18,209)        (221,621)

   At October 31, 2019 the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                        NET
                          AGGREGATE    AGGREGATE     UNREALIZED
                          UNREALIZED   UNREALIZED      GAIN/       COST OF
FUND                         GAIN         LOSS         (LOSS)    INVESTMENTS
----                     ------------ ------------  -----------  ------------
Commodity Strategy#..... $    673,486 $(15,628,664) (14,955,178) $ 48,252,635
ESG Dividend............    2,853,859   (2,419,309)     434,550    30,424,916
Focused Alpha Large-Cap.  117,579,312  (10,467,744) 107,111,568   513,742,706
Focused Growth..........  113,871,749   (9,109,959) 104,761,790   437,190,731
Income Explorer.........      554,506      (92,860)     461,646    42,069,150
Small-Cap...............    7,197,004   (5,029,997)   2,167,007    43,132,422

--------
#  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


Note 7. Capital Share Transactions

   Transactions in capital shares of each class of each Fund were as follows:

                                                               COMMODITY STRATEGY FUND#
                            ----------------------------------------------------------------------------------------------
                                   CLASS A                  CLASS A                 CLASS C                 CLASS C
             -              ---------------------  ------------------------  ---------------------  ----------------------
                                   FOR THE                  FOR THE                 FOR THE                 FOR THE
                                  YEAR ENDED              YEAR ENDED               YEAR ENDED             YEAR ENDED
                               OCTOBER 31, 2019        OCTOBER 31, 2018         OCTOBER 31, 2019       OCTOBER 31, 2018
                            ---------------------  ------------------------  ---------------------  ----------------------
                             SHARES      AMOUNT      SHARES       AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                            --------  -----------  ----------  ------------  --------  -----------  --------  ------------
Shares sold................  744,193  $ 4,923,330   1,619,670  $ 11,880,945    11,429  $    72,103     9,163  $     63,895
Reinvested shares..........    3,240       21,807       8,624        59,854        --           --        --            --
Shares redeemed............ (925,463)  (6,056,798) (1,799,912)  (13,083,452) (125,105)    (783,222)  (92,784)     (640,264)
                            --------  -----------  ----------  ------------  --------  -----------  --------  ------------
Net increase (decrease) in
 shares outstanding before
 automatic conversion...... (178,030)  (1,111,661)   (171,618)   (1,142,653) (113,676)    (711,119)  (83,621)     (576,369)
Shares issued/(reacquired)
 upon automatic
 conversion................    7,901       51,136      25,904       186,179    (8,303)     (51,136)  (26,994)     (186,179)
                            --------  -----------  ----------  ------------  --------  -----------  --------  ------------
Net increase (decrease).... (170,129) $(1,059,525)   (145,714) $   (956,474) (121,979) $  (763,255) (110,615) $   (762,548)
                            ========  ===========  ==========  ============  ========  ===========  ========  ============

                                        COMMODITY STRATEGY FUND#
                            -----------------------------------------------
                                   CLASS W                  CLASS W
                            ---------------------  ------------------------
                                   FOR THE                  FOR THE
                                  YEAR ENDED              YEAR ENDED
                               OCTOBER 31, 2019        OCTOBER 31, 2018
                            ---------------------  ------------------------
                             SHARES      AMOUNT      SHARES       AMOUNT
                            --------  -----------  ----------  ------------
Shares sold................  127,061  $   850,819     155,952  $  1,145,736
Reinvested shares..........      478        3,253         752         5,282
Shares redeemed............ (152,650)  (1,030,981)   (115,167)     (830,352)
                            --------  -----------  ----------  ------------
Net increase (decrease)....  (25,111) $  (176,909)     41,537  $    320,666
                            ========  ===========  ==========  ============

--------
#  Consolidated (see Note 2)

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)


                                                                     ESG DIVIDEND FUND
                            ---------------------------------------------------------------------------------------------------
                                     CLASS A                   CLASS A                 CLASS C                  CLASS C
                            ------------------------  ------------------------  ---------------------  ------------------------
                                     FOR THE                   FOR THE                 FOR THE                  FOR THE
                                   YEAR ENDED                YEAR ENDED               YEAR ENDED              YEAR ENDED
                                OCTOBER 31, 2019          OCTOBER 31, 2018         OCTOBER 31, 2019        OCTOBER 31, 2018
                            ------------------------  ------------------------  ---------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT      SHARES     AMOUNT       SHARES        AMOUNT
                            ----------  ------------  ----------  ------------  --------- -----------  ----------   ------------
Shares sold................    212,418  $  2,936,076      68,182  $  1,095,499    44,290  $   601,260         891   $     14,266
Reinvested shares..........    149,957     2,162,528      57,756       925,918     2,866       41,372         626         10,032
Shares redeemed............   (413,727)   (6,051,867)   (254,921)   (4,118,199)   (3,122)     (45,215)       (542)        (8,876)
                            ----------  ------------  ----------  ------------  --------  -----------  ----------   ------------
Net increase (decrease)....    (51,352) $  (953,263)    (128,983) $ (2,096,782)   44,034  $   597,417         975   $     15,422
                            ==========  ============  ==========  ============  ========  ===========  ==========   ============

                                             ESG DIVIDEND FUND
                            --------------------------------------------------
                                     CLASS W                   CLASS W
                            ------------------------  ------------------------
                                     FOR THE                   FOR THE
                                   YEAR ENDED                YEAR ENDED
                                OCTOBER 31, 2019          OCTOBER 31, 2018
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Shares sold................    516,899  $  7,556,893     143,398  $  2,304,995
Reinvested shares..........     25,200       365,215       2,754        44,202
Shares redeemed............    (92,826)   (1,338,906)    (11,129)     (181,843)
                            ----------  ------------  ----------  ------------
Net increase (decrease)....    449,273  $  6,583,202     135,023  $  2,167,354
                            ==========  ============  ==========  ============

                                                                FOCUSED ALPHA LARGE-CAP FUND
                            ---------------------------------------------------------------------------------------------------
                                     CLASS A                   CLASS A                 CLASS C                  CLASS C
                            ------------------------  ------------------------  ---------------------  ------------------------
                                     FOR THE                   FOR THE                 FOR THE                  FOR THE
                                   YEAR ENDED                YEAR ENDED               YEAR ENDED              YEAR ENDED
                                OCTOBER 31, 2019          OCTOBER 31, 2018         OCTOBER 31, 2019        OCTOBER 31, 2018
                            ------------------------  ------------------------  ---------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT      SHARES     AMOUNT       SHARES        AMOUNT
                            ----------  ------------  ----------  ------------  --------- -----------  ----------   ------------
Shares sold................    788,384  $ 21,185,928   2,397,357  $ 72,821,938   298,457  $ 7,277,088     197,254   $  5,928,549
Reinvested shares..........  3,597,827    90,593,272   1,354,077    40,527,524   243,728    5,754,416     354,695     10,137,186
Shares redeemed............ (2,673,521)  (73,772,251) (2,390,171)  (75,811,620) (391,153)  (9,890,641) (2,173,937)   (62,389,813)
                            ----------  ------------  ----------  ------------  --------  -----------  ----------   ------------
Net increase (decrease) in
 shares outstanding before
 automatic conversion......  1,712,690    38,006,949   1,361,263    37,537,842   151,032    3,140,863  (1,621,988)   (46,324,078)
Shares issued/(reacquired)
 upon automatic
 conversion................     39,916     1,127,361     996,516    31,069,723   (42,633)  (1,127,361) (1,045,543)   (31,069,723)
                            ----------  ------------  ----------  ------------  --------  -----------  ----------   ------------
Net increase (decrease)....  1,752,606  $ 39,134,310   2,357,779  $ 68,607,565   108,399  $ 2,013,502  (2,667,531)  $(77,393,801)
                            ==========  ============  ==========  ============  ========  ===========  ==========   ============

                                       FOCUSED ALPHA LARGE-CAP FUND
                            --------------------------------------------------
                                     CLASS W                   CLASS W
                            ------------------------  ------------------------
                                     FOR THE                   FOR THE
                                   YEAR ENDED                YEAR ENDED
                                OCTOBER 31, 2019          OCTOBER 31, 2018
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Shares sold................    318,807  $  9,137,453     386,088  $ 12,455,918
Reinvested shares..........    117,540     3,007,853      31,057       941,329
Shares redeemed............   (278,699)   (7,761,212)   (257,008)   (8,197,909)
                            ----------  ------------  ----------  ------------
Net increase (decrease)....    157,648  $  4,384,094     160,137  $  5,199,338
                            ==========  ============  ==========  ============

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

                                                                    FOCUSED GROWTH FUND*
                            ------------------------------------------------------------------------------
                                     CLASS A                   CLASS A                  CLASS C
                            ------------------------  ------------------------  ----------------------
                                     FOR THE                   FOR THE                  FOR THE
                                   YEAR ENDED                YEAR ENDED               YEAR ENDED
                                OCTOBER 31, 2019          OCTOBER 31, 2018         OCTOBER 31, 2019
                            ------------------------  ------------------------  ----------------------
                              SHARES       AMOUNT       SHARES       AMOUNT      SHARES         AMOUNT
                            ----------  ------------  ----------  ------------  ---------    ------------
Shares sold................  1,222,201  $ 30,798,053   2,711,467  $ 86,165,054   318,215     $  7,362,172
Reinvested shares..........  3,675,722    87,813,005   1,188,572    34,884,590   572,895       12,764,097
Shares redeemed............ (3,546,402)  (90,930,305) (2,720,684)  (85,784,825) (981,090)     (22,907,904)
                            ----------  ------------  ----------  ------------  --------     ------------
Net increase (decrease) in
 shares outstanding
 before automatic
 conversion................  1,351,521    27,680,753   1,179,355    35,264,819   (89,980)      (2,781,635)
Shares issued/(reacquired)
 upon automatic
 conversion................     46,641     1,276,839     472,031    15,105,961   (50,118)      (1,276,839)
                            ----------  ------------  ----------  ------------  --------     ------------
Net increase (decrease)....  1,398,162  $ 28,957,592   1,651,386  $ 50,370,780  (140,098)    $ (4,058,474)
                            ==========  ============  ==========  ============  ========     ============

                                            FOCUSED GROWTH FUND
                            --------------------------------------------------
                                     CLASS W                   CLASS W
                            ------------------------  ------------------------
                                     FOR THE                   FOR THE
                                   YEAR ENDED                YEAR ENDED
                                OCTOBER 31, 2019          OCTOBER 31, 2018
                            ------------------------  ------------------------
                              SHARES       AMOUNT       SHARES       AMOUNT
                            ----------  ------------  ----------  ------------
Shares sold................    997,214  $ 25,912,229   1,821,788  $ 59,225,727
Reinvested shares..........    558,388    13,607,909      92,850     2,762,282
Shares redeemed............ (2,203,896)  (57,152,413)   (860,667)  (27,340,408)
                            ----------  ------------  ----------  ------------
Net increase (decrease)....   (648,294) $(17,632,275)  1,053,971  $ 34,647,601
                            ==========  ============  ==========  ============
*See Note 1

                                                                    INCOME EXPLORER FUND
                            ------------------------------------------------------------------------------
                                     CLASS A                   CLASS A                  CLASS C
                            ------------------------  ------------------------  ----------------------
                                     FOR THE                   FOR THE                  FOR THE
                                   YEAR ENDED                YEAR ENDED               YEAR ENDED
                                OCTOBER 31, 2019          OCTOBER 31, 2018         OCTOBER 31, 2019
                            ------------------------  ------------------------  ----------------------
                              SHARES       AMOUNT       SHARES       AMOUNT      SHARES         AMOUNT
                            ----------  ------------  ----------  ------------  ---------    ------------
Shares sold................    135,064  $  2,031,486   1,762,469  $ 27,485,149    12,751     $    191,162
Reinvested shares..........    147,350     2,168,866     108,056     1,674,221    12,393          181,811
Shares redeemed............ (1,045,118)  (15,474,668)   (856,460)  (13,378,396)  (92,783)      (1,356,710)
                            ----------  ------------  ----------  ------------  --------     ------------
Net increase (decrease) in
 shares outstanding
 before automatic
 conversion................   (762,704)  (11,274,316)  1,014,065    15,780,974   (67,639)        (983,737)
Shares issued/(reacquired)
 upon automatic
 conversion................        313         4,655      25,853       406,919      (314)          (4,655)
                            ----------  ------------  ----------  ------------  --------     ------------
Net increase (decrease)....   (762,391) $(11,269,661)  1,039,918  $ 16,187,893   (67,953)    $   (988,392)
                            ==========  ============  ==========  ============  ========     ============

                            ----------------------
                                     CLASS C
                            ------------------------
                                     FOR THE
                                   YEAR ENDED
                                OCTOBER 31, 2018
                            ------------------------
                              SHARES       AMOUNT
                            ----------  ------------
Shares sold................    714,635  $ 21,892,758
Reinvested shares..........    261,228     7,301,311
Shares redeemed............ (1,117,708)  (33,215,494)
                            ----------  ------------
Net increase (decrease) in
 shares outstanding
 before automatic
 conversion................   (141,845)   (4,021,425)
Shares issued/(reacquired)
 upon automatic
 conversion................   (496,621)  (15,105,961)
                            ----------  ------------
Net increase (decrease)....   (638,466) $(19,127,386)
                            ==========  ============











Shares sold................
Reinvested shares..........
Shares redeemed............

Net increase (decrease)....

*See Note 1


                            ----------------------
                                     CLASS C
                            ------------------------
                                     FOR THE
                                   YEAR ENDED
                                OCTOBER 31, 2018
                            ------------------------
                              SHARES       AMOUNT
                            ----------  ------------
Shares sold................    105,523  $  1,665,122
Reinvested shares..........     11,735       182,186
Shares redeemed............   (106,259)   (1,639,799)
                            ----------  ------------
Net increase (decrease) in
 shares outstanding
 before automatic
 conversion................     10,999       207,509
Shares issued/(reacquired)
 upon automatic
 conversion................    (25,918)     (406,919)
                            ----------  ------------
Net increase (decrease)....    (14,919) $   (199,410)
                            ==========  ============

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

                                                INCOME EXPLORER FUND
               --                  ----------------------------------------------
                                           CLASS W                 CLASS W
                                   ----------------------  ----------------------
                                           FOR THE                 FOR THE
                                         YEAR ENDED              YEAR ENDED
                                      OCTOBER 31, 2019        OCTOBER 31, 2018
                                   ----------------------  ----------------------
                                    SHARES      AMOUNT      SHARES      AMOUNT
                                   --------  ------------  --------  ------------
Shares sold.......................  190,641  $  2,861,249   283,191  $  4,420,873
Reinvested shares.................   22,280       327,940    19,404       301,743
Shares redeemed................... (358,698)   (5,389,895) (378,226)   (5,959,900)
                                   --------  ------------  --------  ------------
Net increase (decrease)........... (145,777) $ (2,200,706)  (75,631) $ (1,237,284)
                                   ========  ============  ========  ============

                                                                            SMALL-CAP FUND
                                   ---------------------------------------------------------------------------
                                           CLASS A                 CLASS A                 CLASS C
                                   ----------------------  ----------------------  ----------------------
                                           FOR THE                 FOR THE                 FOR THE
                                         YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      OCTOBER 31, 2019        OCTOBER 31, 2018        OCTOBER 31, 2019
                                   ----------------------  ----------------------  ----------------------
                                    SHARES      AMOUNT      SHARES      AMOUNT       SHARES        AMOUNT
                                   --------  ------------  --------  ------------  ---------    -----------
Shares sold.......................  240,834  $  3,983,989   574,499  $ 11,192,104    113,637    $ 1,668,816
Reinvested shares.................  293,816     4,703,992   258,775     4,720,058     19,319        296,934
Shares redeemed................... (928,129)  (15,253,977) (571,045)  (11,339,452)  (138,723)    (2,191,269)
                                   --------  ------------  --------  ------------  ---------    -----------
Net increase (decrease) in shares
 outstanding before automatic
 conversion....................... (393,479)   (6,565,996)  262,229     4,572,710     (5,767)      (225,519)
Shares issued/(reacquired)
 upon automatic conversion........      203         3,424     6,468       122,891       (211)        (3,424)
                                   --------  ------------  --------  ------------  ---------    -----------
Net increase (decrease)........... (393,276) $ (6,562,572)  268,697  $  4,695,601     (5,978)   $  (228,943)
                                   ========  ============  ========  ============  =========    ===========

                                                   SMALL-CAP FUND
                                   ----------------------------------------------
                                           CLASS W                 CLASS W
                                   ----------------------  ----------------------
                                           FOR THE                 FOR THE
                                         YEAR ENDED              YEAR ENDED
                                      OCTOBER 31, 2019        OCTOBER 31, 2018
                                   ----------------------  ----------------------
                                    SHARES      AMOUNT      SHARES      AMOUNT
                                   --------  ------------  --------  ------------
Shares sold.......................  243,488  $  4,044,751   634,428  $ 12,521,968
Reinvested shares.................   73,950     1,198,001    44,203       812,888
Shares redeemed................... (835,445)  (13,828,393) (207,190)   (4,097,869)
                                   --------  ------------  --------  ------------
Net increase (decrease)........... (518,007) $ (8,585,641)  471,441  $  9,236,987
                                   ========  ============  ========  ============

               --








Shares sold.......................
Reinvested shares.................
Shares redeemed...................

Net increase (decrease)...........



                                   --------------------
                                           CLASS C
                                   -----------------------
                                           FOR THE
                                          YEAR ENDED
                                       OCTOBER 31, 2018
                                   -----------------------
                                     SHARES         AMOUNT
                                   ----------    -----------
Shares sold.......................    100,301    $ 1,942,803
Reinvested shares.................     11,540        204,147
Shares redeemed...................    (34,652)      (658,404)
                                   ----------    -----------
Net increase (decrease) in shares
 outstanding before automatic
 conversion.......................     77,189      1,488,546
Shares issued/(reacquired)
 upon automatic conversion........     (6,677)      (122,891)
                                   ----------    -----------
Net increase (decrease)...........     70,512    $ 1,365,655
                                   ==========    ===========











Shares sold.......................
Reinvested shares.................
Shares redeemed...................

Net increase (decrease)...........


Note 8. Line of Credit

   The Trust, along with certain other funds managed by the Adviser and exclusive of the Commodity Strategy Fund, has access to a $75 million committed unsecured line of credit and a $50 million uncommitted unsecured line of credit. The Commodity Strategy Fund has access to a $10 million committed secured line of credit. The committed and uncommitted lines of credit are renewable on an annual basis with State Street Bank and Trust Company ("State Street"), the Trust's custodian. Interest is currently payable on the committed lines of credit at the higher of the Federal Funds Rate (but not less than zero) plus 125 basis points or the One-Month London Interbank Offered Rate (but not less than zero) plus 125 basis points and State Street's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 25 basis points per annum on the daily unused portion of the committed line of credit and an upfront fee of $25,000 on the uncommitted line of credit. Borrowings

        SUNAMERICA SPECIALTY SERIES
        NOTES TO FINANCIAL STATEMENTS -- OCTOBER 31, 2019 -- (CONTINUED)

   under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. For the year ended October 31, 2019, the following Funds had borrowings:

                                                          AVERAGE   WEIGHTED
                                       DAYS     INTEREST    DEBT    AVERAGE
FUND                                OUTSTANDING CHARGES   UTILIZED  INTEREST
----                                ----------- -------- ---------- --------
ESG Dividend.......................       4     $   720  $1,727,753   3.75%
Focused Alpha Large-Cap............      25       1,030     379,444   3.63
Focused Growth.....................     154      13,657     741,409   3.64
Income Explorer....................      68       1,381     206,086   3.68
Small Cap..........................      31       1,030     329,400   3.49

   At October 31, 2019, Focused Alpha Large-Cap and Focused Growth had outstanding borrowings of $100,000 and $275,000, respectively.

Note 9. Expense Reductions

   Through expense offset arrangements resulting from broker commission recapture, a portion of the expenses of certain Funds have been reduced. For the year ended October 31, 2019, the amount of expense reductions received by each Fund used to offset non-affiliated expenses are reflected as Fees paid indirectly in the Statement of Operations.

Note 10. Interfund Lending Agreement

   Pursuant to the exemptive relief granted by the SEC, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating Funds to borrow money from and lend money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating Funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction.

   For the period ended October 31, 2019, none of the Funds participated in this program.

Note 11. Investment Concentration

   Each Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so, and if the issuer defaults, a fund holding securities of such issuer might not be able to recover its investment from the U.S. Government. As a result of the Commodity Strategy Funds' concentration in such investments, these funds may be subject to risks associated with U.S. Government agencies or instrumentalities.

   The Commodity Strategy Fund's exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Note 12. Security Transactions with Affiliated Portfolios

   The Funds are permitted to transfer securities by purchasing from and/or selling to other affiliated funds under certain conditions approved by the Board of Trustees. The affiliated funds involved in such transactions must have a common investment adviser or investment advisers which are affiliated persons of each other, common Trustees, and/or common officers in compliance with Rule 17a-7 of the 1940 Act. Pursuant to the Act, such a transaction must be either a purchase or a sale, for no consideration other than cash payment against prompt delivery of the security at the current market price. No brokerage commission or fee (except for customary transfer fees), or other remuneration is paid in connection with such transactions. For the year ended October 31, 2019, none of the Funds engaged in security transactions with affiliated Funds.

Note 13. Subsequent Event

   At an in-person meeting held on September 17-18, 2019, the Board approved certain changes to the principal investment strategies and techniques of the Income Explorer Fund. These changes became effective on December 17, 2019 (the "Effective Date"). As of the Effective Date, the Fund seeks to achieve its investment objectives by strategically allocating its assets among a preferred securities enhanced index strategy, a rules-based real estate investment trust strategy and a global dividend equity strategy. Also as of the Effective Date, Cohen & Steers no longer is serving as subadviser to the Fund, and SunAmerica assumed the day-to-day management of each strategy and allocates the Fund's assets among the different strategies. Additionally, as of the Effective Date, the Fund's Expense Limitation Agreement was revised to waive fees and/or reimburse expenses so that the Total Annual Fund Operating Expenses, as defined in such Agreement, do not exceed 1.55%, 2.20% and 1.35% on Class A, C and W, respectively.

        SUNAMERICA SPECIALTY SERIES
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of SunAmerica Specialty Series and Shareholders of each of the six funds listed in the table below

OPINIONS ON THE FINANCIAL STATEMENTS

We have audited the financial statements and financial highlights of each of the funds listed in the table below (constituting SunAmerica Specialty Series, hereafter collectively referred to as the "Funds") as of the date listed in the table below and for the periods listed in the table below (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of the date listed in the table below, the results of each of their operations, the changes in each of their net assets and each of the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America.

    ------------------------------------------------------------------------
                          SUNAMERICA SPECIALTY SERIES
    ------------------------------------------------------------------------
    AIG Commodity Strategy Fund(1)
    ------------------------------------------------------------------------
    AIG ESG Dividend Fund(2)
    ------------------------------------------------------------------------
    AIG Focused Alpha Large-Cap Fund(3)
    ------------------------------------------------------------------------
    AIG Focused Growth Fund (formerly AIG Focused Multi-Cap Growth Fund)(3)
    ------------------------------------------------------------------------
    AIG Income Explorer Fund(3)
    ------------------------------------------------------------------------
    AIG Small-Cap Fund(3)
    ------------------------------------------------------------------------

(1)The consolidated statement of assets and liabilities, including the consolidated portfolio of investments, as of October 31, 2019, the related consolidated statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019
(2)The statement of assets and liabilities, including the portfolio of investments, as of October 31, 2019, the related statement of operations for the year then ended and the statement of changes in net assets, including the related notes, for each of the two years in the period ended October 31, 2019 and the financial highlights for each of the periods indicated therein
(3)The statements of assets and liabilities, including the portfolios of investments, as of October 31, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period ended October 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended October 31, 2019

BASIS FOR OPINIONS

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.

Our procedures included confirmation of securities owned as of October 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Houston, Texas
December 23, 2019

We have served as the auditor of one or more investment companies in the AIG Funds family of funds since 1984.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2019 -- (UNAUDITED)

APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS

The Board of Trustees (the "Board," the members of which are referred to as "Trustees") of SunAmerica Specialty Series (the "Trust"), including the Trustees who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), of the Trust or its separate series (each, a "Fund," and collectively, the "Funds"), SunAmerica Asset Management, LLC ("SunAmerica"), Wellington Management Company LLP ("Wellington"), BAMCO, Inc. ("BAMCO"), Marsico Capital Management LLC ("Marsico"), BlackRock Investment Management LLC ("BlackRock"), Cohen and Steers Capital Management, Inc. ("Cohen and Steers"), Cadence Capital Management, LLC ("Cadence" and together with Wellington, BAMCO, Marsico, BlackRock and Cohen and Steers, the "Subadvisers"), approved the continuation of the Investment Advisory and Management Agreements between the Trust, on behalf of each of the Funds and SunAmerica (the "Advisory Agreements"), each for a one-year period ending June 30, 2020 at an in-person meeting held on June 4-5, 2019 (the "Meeting"). The Trust currently consists of the following six separate Funds: AIG Commodity Strategy Fund (the "Commodity Strategy Fund"), the AIG Focused Growth Fund (the "Focused Growth Fund"), the AIG Focused Alpha Large-Cap Fund (the "Alpha Large-Cap Fund"), the AIG Income Explorer Fund (the "Income Explorer Fund"), the AIG Small-Cap Fund (the "Small-Cap Fund"), and the AIG ESG Dividend Fund (the "ESG Dividend Fund").

At the Meeting, the Board, including the Independent Trustees, also approved the continuation of the Subadvisory Agreement between SunAmerica and Wellington with respect to the Commodity Strategy Fund, the Subadvisory Agreement between SunAmerica and Marsico with respect to each of the Focused Growth Fund and Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and BAMCO with respect to the Multi-Cap Growth Fund, the Subadvisory Agreement between SunAmerica and BlackRock with respect to the Alpha Large-Cap Fund, the Subadvisory Agreement between SunAmerica and Cohen and Steers with respect to the Income Explorer Fund, and the Subadvisory Agreement between SunAmerica and Cadence with respect to the Small-Cap Fund each for a one-year period ending June 30, 2020 (the "Subadvisory Agreements," and together with the Advisory Agreements, the "Agreements").

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and the Subadvisers provided, materials relating to the Board's consideration of whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements. These materials included, among other things: (a) a summary of the services provided to the Funds by SunAmerica and its affiliates, and by the Subadvisers; (b) information independently compiled and prepared by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent third-party provider of mutual fund data, on fees and expenses of the Funds, and the investment performance of the Funds as compared with a peer group of funds, along with fee and performance data with respect to the Funds and any other mutual funds or other accounts advised or subadvised by SunAmerica or the Subadvisers with similar investment objectives and/or strategies, as applicable; (c) information on the profitability of SunAmerica and its affiliates, and a discussion relating to indirect benefits; (d) information relating to economies of scale; (e) information about SunAmerica's general compliance policies and procedures and the services it provides in connection with its oversight of subadvisers; (f) information on SunAmerica's and the Subadvisers' risk management processes; (g) information regarding brokerage and soft dollar practices; and (h) information about the key personnel of SunAmerica and its affiliates, and the Subadvisers, that are involved in the investment management, administration, compliance and risk management activities with respect to the Funds, as well as current and projected staffing levels and compensation practices.

In determining whether to approve the continuation of the Advisory Agreements and Subadvisory Agreements, the Board, including the Independent Trustees, considered at the Meeting, and from time to time, as appropriate, factors that it deemed relevant, including the following information:

Nature, Extent and Quality of Services Provided by SunAmerica and the Subadvisers. The Board, including the Independent Trustees, considered the nature, extent and quality of services provided by SunAmerica. The Board noted that the services include acting as investment manager and adviser to the Funds, managing the daily business affairs of the Funds, and obtaining and evaluating economic, statistical and financial information to formulate and implement investment policies. Additionally, the Board observed that SunAmerica provides office space, bookkeeping, accounting, legal, and compliance, clerical and administrative services and has authorized its officers and employees, if elected, to serve as officers or trustees of the Trust without compensation. The Board also noted that SunAmerica is responsible for monitoring and reviewing the activities of affiliated and unaffiliated third-party service providers, including the Subadvisers. In addition to the quality of the advisory services provided by SunAmerica, the Board

92

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        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)

considered the quality of the administrative and other services provided by SunAmerica to the Funds pursuant to the Advisory Agreements. The Board also considered the significant risks assumed by SunAmerica in connection with the services provided to the Funds including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all Funds.

In connection with the services provided by SunAmerica, the Board analyzed the structure and duties of SunAmerica's fund administration, accounting, operations, legal and compliance departments and concluded that they were adequate to meet the needs of the Funds. The Board also reviewed the personnel responsible for providing advisory services to the Funds and other key personnel of SunAmerica, in addition to current and projected staffing levels and compensation practices. The Board concluded, based on its experience and interaction with SunAmerica, that: (i) SunAmerica would continue to be able to retain quality investment and other personnel; (ii) SunAmerica has exhibited a high level of diligence and attention to detail in carrying out its advisory and other responsibilities under the Advisory Agreements; (iii) SunAmerica has been responsive to requests of the Board; and (iv) SunAmerica has kept the Board apprised of developments relating to the Funds and the industry in general. The Board concluded that the nature and extent of services provided under the Advisory Agreements were reasonable and appropriate in relation to the management fee and that the quality of services continues to be high.

The Board also considered SunAmerica's reputation and relationship with the Funds and considered the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of types of mutual funds and shareholder services. The Board considered SunAmerica's experience in providing management and investment advisory and administrative services to advisory clients and noted that as of March 31, 2019, SunAmerica managed, advised and/or administered approximately $85.8 billion in assets. In addition, the Board considered SunAmerica's code of ethics and its commitment to compliance generally and with respect to its management and administration of the Funds. The Board also considered SunAmerica's risk management processes. The Board further observed that SunAmerica has developed internal procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed SunAmerica's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact SunAmerica in effectively serving as the investment adviser to the Funds.

The Board also considered the nature, extent and quality of services provided by each Subadviser to the applicable Funds. The Board observed that the Subadvisers are responsible for providing day-to-day investment management services, including investment research, advice and supervision, and determining which securities will be purchased or sold by the Fund that each Subadviser manages, subject to the oversight and review of SunAmerica. The Board reviewed each Subadviser's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals. The Board reviewed the personnel that are responsible for providing subadvisory services to the Funds and other key personnel of the Subadvisers, in addition to current and projected staffing levels and compensation practices, and concluded, based on its experience with each Subadviser, that each Subadviser: (i) has been able to retain high quality portfolio managers and other investment personnel; (ii) has exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the applicable Subadvisory Agreement; and (iii) has been responsive to requests of the Board and of SunAmerica. In addition, the Board considered each Subadviser's code of ethics and risk management processes. The Board further observed that each Subadviser has developed internal policies and procedures for monitoring compliance with the investment objectives, policies and restrictions of the Funds as set forth in the Funds' prospectuses. The Board also reviewed each Subadviser's compliance and regulatory history and noted that there were no material legal, regulatory or compliance issues that would potentially impact the Subadvisers in effectively serving as subadvisers to the Funds. The Board concluded that the nature and extent of services provided by the Subadvisers under the Subadvisory Agreements were reasonable and appropriate in relation to the subadvisory fees and that the quality of services continues to be high.

Investment Performance. The Board, including the Independent Trustees, also considered the investment performance of SunAmerica and the Subadvisers with respect to the Funds. In connection with its review, the Board received and reviewed information regarding the investment performance of the Funds as compared to each Fund's peer universe ("Peer Universe") and/or peer group ("Peer Group") as independently determined by Broadridge and to an appropriate index or combination of indices. The Board was provided with a description of the methodology used by Broadridge to select the funds in the Peer Groups and Peer Universes.

The Board noted that performance information was for the periods ended
March 31, 2019. The Board also noted that it regularly reviews the performance of the Funds throughout the year. The Board further noted that, while it monitors performance of the Funds closely, it generally attaches more importance to performance over relatively long periods of time, typically three to five years.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)


Commodity Strategy Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one- and three-year periods. The Board also considered that the Fund underperformed its Broadridge Index for the one- and three-year periods. The Board noted management's discussion of the Fund's performance and the fact that Wellington Management had begun managing the Fund as of September 2015 under the Fund's new name and investment strategies. The Board concluded that the Fund's performance was being appropriately monitored.

ESG Dividend Fund. The Board considered that the Fund's performance was above the median of its Peer Group and below the median of its Peer Universe for the one-year period. The Board also noted that the Fund underperformed its Broadridge Index for the one-year period. The Board noted management's discussion of the Fund's performance and concluded that the Fund's performance was satisfactory in view of its limited performance history and that the Fund's performance was being appropriately monitored.

Focused Growth Fund. The Board considered that the Fund's performance was below the median of its Peer Group for the one-year period and above the median of its Peer Group for the three- and five-year periods. The Board also considered that the Fund's performance was below the median of its Performance Universe for the one- and three-year periods and was above the median of its Performance Universe for the five-year period. The Board also noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board took into account management's discussion of the reasons for the Fund's recent underperformance and concluded that the Fund's overall performance was satisfactory.

Alpha Large-Cap Fund. The Board considered that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-, three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board noted management's discussion of the Fund's performance, including the Fund's peer group, and concluded that the Fund's performance was being appropriately monitored.

Income Explorer Fund. The Board noted that the Fund's performance was below the medians of its Peer Group and Peer Universe for the one-year period and was above the medians of its Peer Group and Peer Universe for the three- and five-year periods. The Board further noted that the Fund underperformed its Broadridge Index for the one-, three- and five-year periods. The Board concluded that the Fund's overall performance was satisfactory.

Small-Cap Fund. The Board noted that the Fund's performance was below the median of its Peer Group for the one-year period and was above the median of its Peer Group for the three- and five-year periods. The Board further noted that the Fund's performance was above the median of its Performance Universe for the one-, three- and five-year periods. The Board further noted that the Fund outperformed its Broadridge Index for the one-, three- and five-year periods. The Board concluded that the Fund's performance was satisfactory.

Consideration of the Management Fees and Subadvisory Fees and the Cost of the Services and Profits to be Realized by SunAmerica and the Subadvisers and their Affiliates from the Relationship with the Funds. The Board, including the Independent Trustees, received and reviewed information regarding the fees paid by the Funds to SunAmerica pursuant to the Advisory Agreements and the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by SunAmerica, the Subadvisers or their affiliates in connection with providing such services to the Funds.

To assist in analyzing the reasonableness of the management fee for each of the Funds, the Board received reports independently prepared by Broadridge. The reports showed comparative fee information for each Fund's Peer Group and/or Peer Universe as determined by Broadridge, including rankings within each category. In considering the reasonableness of the management fee to be paid by each Fund to SunAmerica, the Board reviewed a number of expense comparisons, including: (i) contractual and actual management fees; and (ii) actual total operating expenses. In considering each Fund's total operating expenses, the Board analyzed the level of fee waivers and expense reimbursements and the net expense caps contractually agreed upon by SunAmerica with respect to the Funds, as applicable. The Board further considered that, unlike the funds in the Peer Group and Peer Universe, the fee waivers and/or reimbursements being made by SunAmerica with respect to the Funds are only reflected in the total expenses category of the Broadridge reports, rather than also being reflected as specific management fee waivers in the actual management fees category of the Broadridge reports. As a result, the Board took into account that the actual management fees presented by Broadridge for the funds in the applicable Peer Groups and Peer Universes may appear lower on a relative basis. The Board also considered the various expense

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)

components of the Funds and compared each Fund's net expense ratio (taking into account the contractual fee caps) to those of other funds within its Peer Group and/or Peer Universe as a guide to help assess the reasonableness of the management fee for the Funds. The Board acknowledged that it was difficult to make precise comparisons with other funds in the Peer Groups and Peer Universes since the exact nature of services provided under the various fund agreements is often not apparent. The Board noted, however, that the comparative fee information provided by Broadridge as a whole was useful in assessing whether SunAmerica was providing services at a cost that was competitive with other, similar funds.

The Board also considered the management fees received by SunAmerica with respect to other mutual funds and accounts with similar investment strategies to the Funds, to the extent applicable. The Board noted, however, that the mutual funds identified as similar to the Funds are sold only in the variable annuity market and, accordingly, are in different Broadridge classifications, with a peer groups consisting of funds underlying variable insurance products.

The Board also received and reviewed information regarding the fees paid by SunAmerica to the Subadvisers pursuant to the Subadvisory Agreements. To assist in analyzing the reasonableness of the subadvisory fees, the Board received a report prepared independently by Broadridge. The report showed comparative fee information of each Fund's Peer Group and/or Peer Universe that the Trustees used as a guide to help assess the reasonableness of the subadvisory fees. The Trustees noted that Peer Group and/or Peer Universe information as a whole was useful in assessing whether the Subadvisers were providing services at a cost that was competitive with other similar funds. The Trustees also considered that the subadvisory fees are paid by SunAmerica out of its management fees and not by the Funds, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board further considered the amount of subadvisory fees paid by SunAmerica and the amount of the management fees which it retained and determined that these amounts were reasonable in light of the services performed by SunAmerica and the Subadvisers, respectively.

The Board also considered fees received by the Subadvisers with respect to other mutual funds and accounts with similar investment strategies to the Funds for which they serve as adviser or subadviser, as applicable. The Board observed that the similar accounts identified by Wellington were institutional separate accounts, and Wellington highlighted certain differences between these separate accounts and the Commodity Strategy Fund, including that these separate accounts are subject to different investment limitations and restrictions and do not experience daily cash flows in a manner similar to the Fund. The Board then noted that the subadvisory fees paid by SunAmerica to the Subadvisers were reasonable as compared to fees the applicable Subadvisers receive for other comparable accounts for which they serve as adviser or subadviser.

Commodity Strategy Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

ESG Dividend Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were below the median of its Peer Group and above the median of its Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Focused Growth Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were below the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses. The Board also took into account recent actions to reduce Fund expenses through fee waivers.

Alpha Large-Cap Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

Income Explorer Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were above the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses.

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)


Small-Cap Fund. The Board considered that the Fund's actual management fees were above the medians of its Peer Group and Peer Universe. The Board also considered that the Fund's total expenses were below the medians of its Peer Group and Peer Universe. The Board noted management's discussion regarding the Fund's expenses. The Board also took into account recent actions to reduce Fund expenses through fee waivers.

Profitability. The Board also considered SunAmerica's profitability and the benefits SunAmerica and its affiliates received from their relationship with the Funds. The Board received and reviewed financial statements relating to SunAmerica's financial condition and profitability with respect to the services it provided the Funds and considered how profit margins could affect SunAmerica's ability to attract and retain high quality investment professionals and other key personnel. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by SunAmerica and its affiliates that provide services to the Funds on a Fund by Fund basis, as well as an Investment Management Profitability Analysis prepared by an independent information service, Broadridge. In particular, the Board considered the contractual fee waivers and/or expense reimbursements agreed to by SunAmerica.

The Board considered the profitability of SunAmerica under the Advisory Agreements, including the amount of management fees it retained after payment to the Subadvisers, and considered the profitability of SunAmerica's affiliates under the Rule 12b-1 Plans, Service Agreements and Administrative and Shareholder Services Agreement. Additionally, the Board considered whether SunAmerica, the Subadvisers and their affiliates received any indirect benefits from the relationship with the Funds. Specifically, the Board observed that AIG Federal Savings Bank, an affiliate of SunAmerica serves as custodian with respect to certain shareholder retirement accounts that are administered by SunAmerica and receives a fee payable by the qualifying shareholders. The Board further considered whether there were any collateral or "fall-out" benefits that SunAmerica and its affiliates may derive as a result of their relationship with the Funds. The Board noted that SunAmerica believes that any such benefits are de minimis and do not impact the reasonableness of the management fees.

The Board also reviewed financial statements and/or other information from the Subadvisers and their affiliates and considered whether the Subadvisers had the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services.

The Board concluded that SunAmerica and the Subadvisers had the financial resources necessary to perform their obligations under the Agreements and to continue to provide the Funds with the high quality services that they had provided in the past. The Board also concluded that the management fee and subadvisory fees were reasonable in light of the factors discussed above.

Economies of Scale. The Board, including the Independent Trustees, considered whether the shareholders would benefit from economies of scale and whether there was potential for future realization of economies with respect to the Funds. The Board considered that as a result of being part of the AIG fund complex, the Funds share common resources and may share certain expenses, and if the size of the complex increases, each Fund could incur lower expenses than they otherwise would achieve as stand-alone entities. The Board further noted that SunAmerica has agreed to contractually cap the total annual operating expenses of each class of the Funds, at certain levels. The Board observed that those expense caps benefited shareholders by limiting total fees even in the absence of breakpoints. The Board concluded that the Funds' management fee structure was reasonable and that it would continue to review fees in connection with the renewal of the Advisory Agreements, including whether the implementation of breakpoints would be appropriate in the future due to an increase in asset size or otherwise.

The Board noted that the Subadvisory Agreements with respect to certain of the Funds included breakpoints, but did not review specific information regarding whether there have been economies of scale with respect to the Subadvisers' management of the Funds because it regards that information as less relevant at the subadviser level. Rather, the Board considered information regarding economies of scale in the context of the renewal of the Advisory Agreements and concluded that the management fee structure, including the amount of management fees retained by SunAmerica, was reasonable in light of the factors discussed above.

Other Factors. In consideration of the Agreements, the Board also received information regarding SunAmerica's and the Subadvisers' brokerage and soft dollar practices. The Board considered that SunAmerica and the Subadvisers are responsible for decisions to buy and sell securities for the applicable Funds, selection of broker-dealers and negotiation of commission rates. The Board noted that it receives reports from SunAmerica and from an independent third party that include information on brokerage commissions and

        SUNAMERICA SPECIALTY SERIES
        APPROVAL OF THE INVESTMENT ADVISORY AND MANAGEMENT AGREEMENTS AND SUBADVISORY AGREEMENTS -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)

execution throughout the year. The Board also considered the benefits SunAmerica and the Subadvisers derive from their soft dollar arrangements, including arrangements under which brokers provide brokerage and/or research services to SunAmerica and/or the Subadvisers in return for allocating brokerage.

Conclusion. After a full and complete discussion, the Board approved the Agreements, each for a one-year period ending June 30, 2020. Based upon their evaluation of all these factors in their totality, the Board, including the Independent Trustees, was satisfied that the terms of the Agreements, were fair and reasonable and in the best interests of the Funds and the Funds' shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and each Independent Trustee may have attributed different weights to different factors. The Independent Trustees were also assisted by the advice of independent legal counsel in making this determination.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2019 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers that oversee operations of the Funds and other investment companies within the Fund complex.

                                                                                             NUMBER OF
                                                                                              FUNDS IN
                        POSITION(S)                                                         FUND COMPLEX
        NAME,           HELD WITH       LENGTH OF           PRINCIPAL OCCUPATION(S)         OVERSEEN BY
       AND AGE            TRUST      TIME SERVED(1)           DURING PAST 5 YEARS            TRUSTEE(2)
----------------------- ------------ ---------------- ------------------------------------- ------------

DISINTERESTED TRUSTEES
Dr. Judith L. Craven    Trustee      2004 to present  Retired.                                   73
Age: 74





William F. Devin        Trustee      2004 to present  Retired.                                   73
Age: 80

Richard W. Grant        Trustee      2004 to present  Retired.                                   24
Age: 74                 Chairman of
                        the Board

Stephen J. Gutman       Trustee      2004 to present  Vice President and Associate Broker,       24
Age: 76                                               Corcoran Group (real estate) (2002
                                                      to present); President, SJG
                                                      Marketing Inc. (2009 to present).

Eileen A. Kamerick      Director     2018 to present  National Association of Corporate          24
Age: 60                                               Directors Board Leadership Fellow
                                                      and financial expert; Adjunct
                                                      Professor of Law, University of
                                                      Chicago, Washington University in
                                                      St. Louis and University of Iowa law
                                                      schools (2007 to Present); formerly,
                                                      Senior Advisor to the Chief
                                                      Executive Officer and Executive
                                                      Vice President and Chief Financial
                                                      Officer of ConnectWise, Inc.
                                                      (software and services company)
                                                      (2015 to 2016); Chief Financial
                                                      Officer, Press Ganey Associates
                                                      (healthcare informatics company)
                                                      (2012 to 2014).
INTERESTED TRUSTEE

Peter A. Harbeck(4)     Trustee      2004 to present  Retired June 2019, formerly                73
Age: 65                                               President (1995-2019), CEO (1997-
                                                      2019) and Director (1992-2019),
                                                      SunAmerica; Director, AIG Capital
                                                      Services, Inc. ("ACS") (1993-2019);
                                                      Chairman, President and CEO,
                                                      Advisor Group, Inc. (2004-2016).


                                 OTHER DIRECTOR(S)
        NAME,                     HELD BY TRUSTEE
       AND AGE                 DURING PAST 5 YEARS(3)
----------------------- -------------------------------------

DISINTERESTED TRUSTEES
Dr. Judith L. Craven    Director A.G. Belo Corp. (media
Age: 74                 company) (1992 to 2014); Director,
                        Sysco Corp. (food marketing and
                        distribution company) (1996 to
                        2017); Director, Luby's, Inc. (1998
                        to present).

William F. Devin        None
Age: 80

Richard W. Grant        None
Age: 74


Stephen J. Gutman       None
Age: 76



Eileen A. Kamerick      Hochschild Mining plc (precious
Age: 60                 metals company) (2016 to Present);
                        Associated Banc-Corp (financial
                        services company) (2007 to Present);
                        Legg Mason Closed End Funds
                        (registered investment companies)
                        (2013 to Present); Westell
                        Technologies, Inc. (technology
                        company) (2003 to 2016).







INTERESTED TRUSTEE

Peter A. Harbeck(4)     None
Age: 65





--------
(1) Trustees serve until their successors are duly elected and qualified.
(2) The "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the Adviser. The "Fund Complex" includes the Trust (6 funds), SunAmerica Money Market Funds Inc. (1 fund), SunAmerica Equity Funds (2 funds), SunAmerica Income Funds (3 funds), SunAmerica Series, Inc. (6 portfolios), Anchor Series Trust (5 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (59 portfolios), VALIC Company I (34 portfolios), VALIC Company II (15 funds), Seasons Series Trust (19 portfolios).
(3) Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the 1940 Act.
(4) Mr. Harbeck is considered to be an Interested Trustee because he owns shares of American International Group, Inc., the ultimate parent of the Adviser. Until his retirement on June 28, 2019, he served as President, CEO and Director of SunAmerica and Director of ACS.

Additional information concerning the Trustees is contained in the Statement of Additional Information which is available, without charge, by calling (800) 858-8850.

        SUNAMERICA SPECIALTY SERIES
        TRUSTEE AND OFFICER INFORMATION -- OCTOBER 31, 2019 -- (UNAUDITED) (CONTINUED)

       NAME,           POSITION(S) HELD WITH      LENGTH OF
      AND AGE                 TRUST            TIME SERVED(4)      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------- ------------------------ ---------------- -------------------------------------------------

OFFICERS
John T. Genoy         President                2007-present     Chief Financial Officer, SunAmerica (2002 to
Age: 51                                                         present); Senior Vice President, SunAmerica (2003
                                                                to present); Chief Operating Officer, SunAmerica
                                                                (2006 to present).

Sharon French         Executive Vice           2019-present     President and CEO of SunAmerica (since 2019);
Age: 54               President                                 Vice President of AIG (since 2019); Executive
                                                                Vice President and Head of Beta Solutions,
                                                                Oppenheimer Funds (2016-2019); President,
                                                                F-Squared Capital, LLC (financial services)
                                                                (2013-2015).

Gregory N. Bressler   Secretary                2005-present     Senior Vice President and General Counsel,
Age: 53                                                         SunAmerica (2005 to present).

Kathleen Fuentes      Chief Legal Officer and  2013-present     Vice President and Deputy General Counsel,
Age: 50               Assistant Secretary                       SunAmerica (2006 to present)

James Nichols         Vice President           2006-present     Director, President and CEO, ACS (2006 to
Age: 53                                                         present); Senior Vice President, SunAmerica (2002
                                                                to present).

Gregory R. Kingston   Treasurer                2014-present     Vice President and Head of Mutual Fund
Age: 53                                                         Administration, SunAmerica (2014 to present).

Shawn Parry           Vice President and       2014-present     Vice President (2014 to present); Assistant Vice
Age: 47               Assistant Treasurer                       President, SunAmerica (2005 to 2014)

Donna McManus         Vice President and       2014-present     Vice President, SunAmerica, (2014 to present),
Age: 58               Assistant Treasurer                       Managing Director, BNY Mellon (2009-2014).

Timothy Pettee        Vice President           2018-present     Chief Investment Officer, SunAmerica (2018 to
Age: 60                                                         Present); Lead Portfolio Manager-Rules Based
                                                                Funds (2013 to Present); Chief Investment Officer
                                                                (2003 to 2013).

Christopher C. Joe    Chief Compliance         2017 to Present  Chief Compliance Officer, AIG Funds, Anchor
Age: 50               Officer                                   Series Trust, Seasons Series Trust, SunAmerica
                                                                Series Trust, VALIC Company I and VALIC Company
                                                                II (2017-Present); Chief Compliance Officer,
                                                                VALIC Retirement Services Company (2017-Present);
                                                                Chief Compliance Officer, Invesco PowerShares
                                                                (2012-2017); Chief Compliance Officer, Invesco
                                                                Investment Advisers, LLC (2010-2013); U.S.
                                                                Compliance Director, Invesco Ltd. (2006-2014);
                                                                Deputy Chief Compliance Officer, Invesco
                                                                Advisers, LLC (2014-2015).

Matthew J. Hackethal  Anti-Money Laundering    2006-present     Acting Chief Compliance Officer, AIG Funds,
Age: 47               ("AML") Compliance                        Anchor Series Trust, Seasons Series Trust,
                      Officer                                   SunAmerica Series Trust, VALIC Company I and
                                                                VALIC Company II (2016 to 2017); Chief Compliance
                                                                Officer, SunAmerica (2006 to Present); Chief
                                                                Compliance Officer, The Variable Annuity Life
                                                                Insurance Company (2016 to 2017); AML Compliance
                                                                Officer, AIG Funds, Anchor Series Trust, Seasons
                                                                Series Trust, SunAmerica Series Trust, VALIC
                                                                Company I and VALIC Company II (2006 to Present);
                                                                and Vice President, SunAmerica (2011 to Present).

        SUNAMERICA SPECIALTY SERIES
        SHAREHOLDER TAX INFORMATION -- OCTOBER 31, 2019 -- (UNAUDITED)

Certain tax information regarding SunAmerica Specialty Series is required to be provided to shareholders based upon each Fund's income and distributions for the taxable period ended October 31, 2019. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year end December 31, 2019. The information necessary to complete your income tax returns will be included with your Form 1099-DIV to be received under separate cover in early 2020.

During the year ended October 31, 2019, the Funds paid the following long-term capital gains along with the percentage of ordinary income dividends that qualified for the dividends received deductions for corporations.

                                             NET LONG-   QUALIFYING % FOR THE
                                               TERM         70% DIVIDENDS
  FUND                                     CAPITAL GAINS  RECEIVED DEDUCTION
  ----                                     ------------- --------------------
  AIG Commodity Strategy.................. $         --            -- %
  AIG ESG Dividend........................    1,650,859          99.56
  AIG Focused Alpha Large-Cap.............  104,688,935             --
  AIG Focused Growth......................  122,154,493             --
  AIG Income Explorer.....................      435,289           7.59
  AIG Small-Cap...........................    5,996,624         100.00

For the year ended October 31, 2019, certain dividends paid by the following Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

              FUND                                       AMOUNT
              ----                                     ----------
              AIG Commodity Strategy.................. $   25,732
              AIG ESG Dividend........................    924,735
              AIG Focused Alpha Large-Cap.............         --
              AIG Focused Growth......................         --
              AIG Income Explorer.....................  2,279,752
              AIG Small-Cap...........................    260,473

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Specialty Series' Funds to a similar investment in an index or indices. Please note that "inception," as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Specialty Series' Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

AIG COMMODITY STRATEGY FUND

For the annual period ended October 31, 2019, Class A shares of the AIG Commodity Strategy Fund returned -4.75% (before maximum sales charge), underperforming the Fund's benchmark, the Bloomberg Commodity Index,/*/ which returned -2.58% for the same period. To compare, the S&P 500 Index,/*/ a broad-based equity market index, returned 14.33% for the same period.

The Fund seeks to provide long-term total return through a strategy designed to provide diversified exposure to the commodities markets by investing its assets in a combination of commodity-linked derivative instruments and fixed income securities. A portion of the Fund's assets are managed pursuant to an index strategy designed to track, before fees and expenses, the performance of the Bloomberg Commodity Index (the "Index"), and a portion of the Fund's assets are managed pursuant to an active strategy designed to outperform the Index. The Fund does not invest directly in commodities.

Three key factors affected the commodities markets during the annual period - oil fundamentals and price movements, the global economic growth outlook, and U.S.-China trade relations. First, after surging to more than $80 per barrel in September 2018 on the back of tight inventories and sustained global demand, Brent crude oil prices plummeted to less than $52 per barrel in December 2018 as growing U.S. inventories and uncertainty around OPEC's long-term commitment to production cuts heightened fears of oversupply. Though energy markets initially stabilized in January 2019, global economic growth concerns continued to weigh on prices, as crude oil demand growth decelerated through the first nine months of the calendar year before edging higher in October 2019. Second, as the economic cycle matures and recession risks rise, there were spans of heightened concerns around slowing global economic growth, particularly as the Purchasing Managers' Index, a measure of the prevailing direction of economic trends in manufacturing, began to show weakness during the annual period. Gold and silver's ability to offset market volatility seen in the fourth quarter of 2018 resulted in heavy investment in both assets in 2019. After the U.S. and China traded further threats of tariff increases in the early summer, gold prices reached a six-year high in July 2019, as investors sought perceived "safe haven" assets in the face of a potential economic downturn. Consequently, the precious metals sector gained strongly during the annual period. Third, trade relations between the world's two largest economies disrupted global markets. The U.S.-China trade war drove performance across several commodities sectors. For example, Chinese manufacturing indicators softened, weighing on demand for industrial metals, while tariffs on agricultural goods especially affected the grains. Uncertainty around trade made supply/demand forecasts difficult.

Amid this backdrop, commodity contract selection was the main detractor from the Fund's relative results during the annual period. Contract selection in natural gas, wheat and copper were the largest detractors, driven by positioning along the respective futures curves. Such results were mitigated in part by positioning along the crude oil futures curve, which added value.

Sector selection as a whole contributed positively to the Fund's relative results, primarily due to the Fund's underweight to energy, the weakest performing sector in the Index during the annual period. Having an overweight to the somewhat stronger performing industrial metals sector and an underweight to agriculture and livestock, which lagged the Index during the annual period, also buoyed results. Only partially offsetting these positive contributors was the Fund's modest underweight to precious metals, both gold and silver, which detracted given the sector's significant outperformance of the Index during the annual period. Security selection overall also boosted the Fund's relative performance, driven primarily by positioning in crude oil and natural gas within the energy sector and by positioning in corn and coffee within the agriculture and livestock sector. These positive contributors were partially offset by positioning in gasoline within the energy sector, in lean hogs within the agriculture and livestock sector and within the industrial metals sector overall, which detracted.
--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The BLOOMBERG COMMODITY INDEX is a broadly diversified commodity price index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity. The S&P 500 INDEX is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in AIG Commodity Strategy Fund Class A shares would be valued at $6,519. The same amount invested in securities mirroring the performance of the Bloomberg Commodity Index and the S&P 500 Index would be valued at $6,352 and $36,097, respectively.

                                    [CHART]

                    AIG Commodity           Bloomberg              S&P 500
                  Strategy Class A#     Commodity Index++           Index@
               ---------------------   -------------------       ------------
    10/31/09          $9,428                 $10,000               $10,000
    11/30/09           9,594                  10,352                10,600
    12/31/09           9,564                  10,557                10,805
     1/31/10           9,342                   9,788                10,416
     2/28/10           9,499                  10,152                10,739
     3/31/10           9,620                  10,026                11,387
     4/30/10           9,731                  10,221                11,566
     5/31/10           9,286                   9,513                10,643
     6/30/10           9,277                   9,543                10,086
     7/31/10           9,397                  10,190                10,792
     8/31/10           9,277                   9,930                10,305
     9/30/10           9,527                  10,651                11,225
    10/31/10           9,731                  11,182                11,652
    11/30/10           9,666                  11,142                11,653
    12/31/10          10,006                  12,333                12,432
     1/31/11          10,235                  12,457                12,727
     2/28/11          10,311                  12,621                13,163
     3/31/11          10,445                  12,882                13,168
     4/30/11          10,607                  13,328                13,558
     5/31/11          10,235                  12,649                13,405
     6/30/11           9,891                  12,016                13,181
     7/31/11          10,073                  12,371                12,913
     8/31/11          10,999                  12,495                12,212
     9/30/11          11,209                  10,654                11,354
    10/31/11          10,235                  11,359                12,594
    11/30/11          10,302                  11,107                12,567
    12/31/11          10,052                  10,691                12,695
     1/31/12           9,384                  10,955                13,264
     2/29/12           9,354                  11,251                13,838
     3/31/12           9,005                  10,785                14,293
     4/30/12           8,985                  10,740                14,203
     5/31/12           9,414                   9,759                13,350
     6/30/12           9,045                  10,295                13,900
     7/31/12           9,095                  10,961                14,093
     8/31/12           9,065                  11,103                14,410
     9/30/12           8,855                  11,293                14,782
    10/31/12           8,696                  10,855                14,510
    11/30/12           8,606                  10,861                14,594
    12/31/12           8,486                  10,578                14,727
     1/31/13           8,466                  10,831                15,489
     2/28/13           8,327                  10,389                15,700
     3/31/13           8,387                  10,459                16,289
     4/30/13           8,087                  10,167                16,602
     5/31/13           7,968                   9,939                16,991
     6/30/13           7,938                   9,470                16,763
     7/31/13           8,038                   9,599                17,615
     8/31/13           8,127                   9,926                17,105
     9/30/13           7,908                   9,672                17,642
    10/31/13           7,848                   9,529                18,453
    11/30/13           7,818                   9,453                19,015
    12/31/13           7,928                   9,570                19,496
     1/31/14           7,888                   9,599                18,822
     2/28/14           8,057                  10,197                19,683
     3/31/14           8,018                  10,239                19,849
     4/30/14           8,127                  10,489                19,996
     5/31/14           8,187                  10,187                20,465
     6/30/14           8,307                  10,248                20,888
     7/31/14           8,057                   9,737                20,600
     8/31/14           8,077                   9,635                21,424
     9/30/14           7,798                   9,036                21,123
    10/31/14           7,718                   8,963                21,639
    11/30/14           7,619                   8,598                22,221
    12/31/14           7,479                   7,943                22,165
     1/31/15           7,439                   7,677                21,500
     2/28/15           7,569                   7,875                22,735
     3/31/15           7,499                   7,471                22,376
     4/30/15           7,509                   7,899                22,591
     5/31/15           7,519                   7,686                22,881
     6/30/15           7,519                   7,819                22,438
     7/31/15           7,439                   6,988                22,908
     8/31/15           7,379                   6,924                21,526
     9/30/15           7,369                   6,688                20,993
    10/31/15           7,379                   6,658                22,764
    11/30/15           6,801                   6,175                22,832
    12/31/15           6,532                   5,984                22,472
     1/31/16           6,382                   5,884                21,357
     2/29/16           6,312                   5,788                21,328
     3/31/16           6,572                   6,009                22,775
     4/30/16           7,150                   6,521                22,863
     5/31/16           7,080                   6,508                23,274
     6/30/16           7,349                   6,777                23,334
     7/31/16           7,020                   6,431                24,194
     8/31/16           6,911                   6,317                24,228
     9/30/16           7,150                   6,515                24,233
    10/31/16           7,060                   6,483                23,791
    11/30/16           7,200                   6,570                24,672
    12/31/16           7,329                   6,688                25,160
     1/31/17           7,320                   6,697                25,637
     2/28/17           7,320                   6,711                26,655
     3/31/17           7,060                   6,533                26,686
     4/30/17           6,891                   6,434                26,960
     5/31/17           6,761                   6,349                27,339
     6/30/17           6,761                   6,337                27,510
     7/31/17           6,941                   6,480                28,075
     8/31/17           6,980                   6,506                28,161
     9/30/17           6,970                   6,496                28,742
    10/31/17           7,110                   6,636                29,413
    11/30/17           7,100                   6,605                30,315
    12/31/17           7,333                   6,802                30,652
     1/31/18           7,463                   6,937                32,407
     2/28/18           7,313                   6,817                31,213
     3/31/18           7,273                   6,775                30,420
     4/30/18           7,483                   6,950                30,536
     5/31/18           7,563                   7,049                31,272
     6/30/18           7,273                   6,802                31,464
     7/31/18           7,103                   6,657                32,635
     8/31/18           6,934                   6,539                33,698
     9/30/18           7,053                   6,665                33,890
    10/31/18           6,834                   6,521                31,574
    11/30/18           6,734                   6,484                32,217
    12/31/18           6,249                   6,037                29,308
     1/31/19           6,579                   6,366                31,657
     2/28/19           6,669                   6,431                32,673
     3/31/19           6,639                   6,419                33,308
     4/30/19           6,619                   6,392                34,657
     5/31/19           6,429                   6,177                32,455
     6/30/19           6,589                   6,343                34,742
     7/31/19           6,529                   6,300                35,241
     8/31/19           6,359                   6,154                34,683
     9/30/19           6,419                   6,226                35,332
    10/31/19           6,519                   6,352                36,097



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
      AIG         Average            Average            Average
   Commodity      Annual  Cumulative Annual  Cumulative Annual  Cumulative
 Strategy Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -10.25%   -4.75%   -6.30%    -5.35%   -4.52%    -4.52%
--------------------------------------------------------------------------
5 Year Return      -4.46%  -15.55%   -3.97%   -18.34%   -3.14%   -14.72%
--------------------------------------------------------------------------
10 Year Return     -4.19%  -30.86%   -4.24%   -35.18%   -3.42%   -29.41%
--------------------------------------------------------------------------
Since Inception*   -3.63%  -29.34%   -3.73%   -34.15%   -2.90%   -27.64%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/04/08; Class C: 11/04/08; Class W: 11/04/08
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2019, the AIG Commodity Strategy Fund Class A returned -10.25%, compared to -2.58% for the Bloomberg Commodity Index and 14.33% for the S&P 500 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
++ The Bloomberg Commodity Index is a broadly diversified commodity price index made up of 22 exchange-traded futures on physical commodities weighted to account for economic significance and market liquidity.
@ The S&P 500 Index is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

  Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

AIG ESG DIVIDEND FUND

For the annual period ended October 31, 2019, Class A shares of the AIG ESG Dividend Fund returned 4.35% (before maximum sales charge). While posting positive absolute returns, the Fund underperformed its benchmark, the Russell 1000(R) Value Index/*/ (the "Index"), which returned 11.21% for the same period.

The Fund seeks to provide total return (including capital appreciation and current income). The Fund uses a disciplined, proprietary rules-based screening process to identify companies that meet the Fund's ESG standards. Companies must not generate significant revenues from certain types of businesses that include weapons, alcohol, tobacco, gambling and nuclear energy. Companies must not have a poor track record in how they interact with employees, customers, the environment and the society in which they do business. After identifying companies from the Russell 1000 Index/*/ that meet the Fund's ESG standards, the Fund then selects up to 40 dividend yielding stocks using selection criteria that will generally include dividend yield as well as a combination of factors that relate to profitability, valuation and ESG criteria.

During the annual period, the Fund underperformed the Index primarily because of weak security selection in the Consumer Discretionary, Materials, Industrials and Communication Services sectors. Having no exposure to Real Estate and having an underweight to Communication Services, each of which outperformed the Index during the annual period, also hurt. These detractors were only partially offset by the positive contributions of effective stock selection in the Health Care, Financials and Utilities sectors. Having an underweight to Energy, the weakest performing sector in the Index during the annual period, and having overweight allocations to Information Technology and Industrials, which each outperformed the Index during the annual period, further bolstered the Fund's relative results.

The individual stocks that detracted most from the Fund's relative results during the annual period included fashion retailer Nordstrom, Inc., jewelry retailer Signet Jewelers, Ltd., oil and gas infrastructure construction services provider Fluor Corp., food products producer Kraft Heinz Co. and apparel and accessories retailer The Gap, Inc. Conversely, primary individual positive contributors to the Fund's relative results during the annual period included semiconductor company KLA Corp., money transfer services provider Western Union Co., home and office products manufacturer Newell Brands, Inc., pharmaceutical products researcher and developer AbbVie, Inc. and building products and technology solutions provider Johnson Controls International PLC.


--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The RUSSELL 1000 VALUE INDEX is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The RUSSELL 1000 INDEX is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. Indices are not managed and an investor cannot invest directly into an index.

The Fund employs a Disciplined Strategy and will not deviate from its strategy (except to the extent necessary to comply with federal tax laws or other applicable laws). If the Fund is committed to a strategy that is unsuccessful, the Fund will not meet its investment goal. Because the Fund will not use certain techniques available to other mutual funds to reduce stock market exposure, the Fund may be more susceptible to general market declines than other mutual funds. ESG screening limits the availability of investment opportunities for the Fund. If the Fund changes its ESG standards or a company stops meeting the Fund's ESG standards, the Fund may sell the affected investments even if this means the Fund loses money. The performance of the Fund may be subject to greater fluctuation since its strategy involves holding a limited number of securities.

The Fund's holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in AIG ESG Dividend Fund Class A shares would be valued at $10,804. The same amount invested in securities mirroring the performance of the Russell 1000(R) Value Index would be valued at $12,360.

                                    [CHART]


                    AIG ESG Dividend Fund Class A#      Russell 1000/R/ Value++
                   --------------------------------     -----------------------
      12/15/16                 $9,422                        $10,000
      12/31/16                  9,227                          9,923
       1/31/17                  9,315                          9,994
       2/28/17                  9,648                         10,353
       3/31/17                  9,655                         10,248
       4/30/17                  9,686                         10,228
       5/31/17                  9,642                         10,218
       6/30/17                  9,755                         10,385
       7/31/17                  9,818                         10,523
       8/31/17                  9,598                         10,401
       9/30/17                  9,918                         10,709
      10/31/17                  9,931                         10,787
      11/30/17                 10,220                         11,117
      12/31/17                 10,487                         11,279
       1/31/18                 10,982                         11,715
       2/28/18                 10,545                         11,156
       3/31/18                 10,157                         10,960
       4/30/18                 10,035                         10,996
       5/31/18                 10,009                         11,061
       6/30/18                 10,372                         11,088
       7/31/18                 10,677                         11,527
       8/31/18                 10,781                         11,698
       9/30/18                 10,738                         11,721
      10/31/18                 10,354                         11,114
      11/30/18                 10,771                         11,446
      12/31/18                  9,568                         10,347
       1/31/19                 10,151                         11,152
       2/28/19                 10,379                         11,508
       3/31/19                 10,509                         11,582
       4/30/19                 10,895                         11,992
       5/31/19                  9,773                         11,221
       6/30/19                 10,625                         12,027
       7/31/19                 10,883                         12,126
       8/31/19                 10,316                         11,770
       9/30/19                 10,775                         12,190
      10/31/19                 10,804                         12,360



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
    AIG ESG       Annual  Cumulative Annual  Cumulative Annual  Cumulative
 Dividend Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -1.66%     4.35%    2.77%     3.71%    4.57%     4.57%
--------------------------------------------------------------------------
5 Year Return        N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
10 Year Return       N/A       N/A      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   2.73%    14.67%    4.21%    12.59%    5.10%    15.37%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/15/16; Class C: 12/15/16; Class W: 12/15/16
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2019, the AIG ESG Dividend Fund Class A returned -1.66%, compared to 11.21% for the Russell 1000 Value Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
++ The Russell 1000 Value Index is a market-capitalization weighted index of those firms in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

  Indices are not managed and an investor cannot invest directly into an index.

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        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

AIG FOCUSED ALPHA LARGE-CAP FUND

For the annual period ended October 31, 2019, Class A shares of the AIG Focused Alpha Large-Cap Fund returned 9.96% (before maximum sales charge). While posting solid positive absolute returns, the Fund underperformed its benchmark, the Russell 1000(R) Index,/*/ which returned 14.15% for the same period.

The AIG Focused Alpha Large-Cap Fund brings together Marsico Capital Management LLC ("Marsico") and BlackRock Investment Management ("BlackRock"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BlackRock favors a large-cap value investment style. The Fund managers' combined stock picks, blending different investment styles, are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund underperformed the Russell 1000 Index during the annual period due primarily to stock selection. Our portion of the Fund was held back most by stock selection in the Information Technology, Industrials and Consumer Discretionary sectors. Within Information Technology, positions in hardware giant Apple, Inc. and semiconductor companies NVIDIA Corp. and Texas Instruments, Inc. were notable detractors. In Industrials, aerospace and defense company Boeing Co. disappointed most. In Consumer Discretionary, discount store operator Dollar Tree experienced a significant share price decline. We sold our portion of the Fund's positions in Apple, Inc., NVIDIA Corp. and Dollar Tree, Inc. during the annual period. We maintained our conviction at the end of the annual period in the long-term opportunities for Texas Instruments, Inc. and Boeing Co., despite what we believe are short-term dislocations in their valuations.

Such detractors were partially offset by several positive individual contributors. Within the Software and Services industry of the Information Technology sector, Fund holdings in payments processing companies Visa, Inc. and PayPal Holdings, Inc. were meaningful positive contributors to relative results, each enjoying a robust share price gain during the annual period. In Communication Services, shares of The Walt Disney Co. surged prior to us selling our portion of the Fund's position in the media conglomerate.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation contributed positively to our portion of the Fund's relative results during the annual period. Throughout the annual period, our portion of the Fund maintained no exposure to Energy, which was, by far, the worst-performing sector in the Russell 1000 Index during the annual period. In addition, our portion of the Fund was rewarded for an overweight allocation to Information Technology, which outperformed the Russell 1000 Index during the annual period, and for an underweight allocation to Health Care, which underperformed the Russell 1000 Index during the annual period. These positive contributors were only partially offset by the detracting effect of our portion of the Fund's underweight positioning in Real Estate, which was the strongest-performing sector in the Russell 1000 Index during the annual period. We did increase our portion of the Fund's allocation in Real Estate to an overweight position relative to the Russell 1000 Index by the end of the annual period.

Below, Todd Burnside, portfolio manager at BlackRock Investment Management, discusses BlackRock's portion of the Fund's performance during the annual period. BlackRock manages the large-cap value portion of the Fund's portfolio.

Our portion of the Fund outperformed the Russell 1000 Index during the annual period, due primarily to stock selection. Given the focused nature of our portion of the Fund, sector allocation is not particularly relevant to our strategy, though it also contributed positively, albeit modestly, to relative results during the annual period.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Stock selection in Industrials, Utilities and Health Care contributed most positively to our portion of the Fund's results. Within Industrials, a sizable overweight to railroad transportation company Norfolk Southern Corp. added most. A position in British multinational defense and aerospace company BAE Systems PLC ADR, which is not a component of the Russell 1000 Index but which outperformed the Russell 1000 Index during the annual period, also proved advantageous. In Utilities, an overweight in FirstEnergy Corp. drove returns, as the company delivered strong earnings that beat analyst expectations during the annual period. Within Health Care, an out-of-Russell 1000 Index position in Novartis AG ADR and an underweight to Pfizer, Inc., each a large pharmaceuticals company, added to the Fund's relative returns. Conversely, while there were no sectors in which security selection detracted overall, there were individual holdings that disappointed. A position in BP PLC ADR, which is not a component of the Russell 1000 Index, detracted most from our portion of the Fund's results, as the slowdown in global economic growth weighed on the Energy sector's performance. An overweight to clinical laboratory test developer Laboratory Corporation of America Holdings in Health Care, which underperformed the Russell 1000 Index during the annual period, and having no exposure to consumer products giant Procter & Gamble Co. in Consumer Staples, which outperformed the Russell 1000 Index during the annual period, further detracted from relative returns.

From a sector allocation perspective, having an overweight to Utilities relative to the Russell 1000 Index through much of the annual period contributed most positively. Utilities' strong performance was boosted by the style rotation that started in September 2019 favoring value and cyclicals stocks over momentum and quality, which, in turn, was buoyed by investor hopes of an economic recovery resulting from the U.S. Federal Reserve's interest rate cuts and a potential resolution of the trade war with China. Sector allocation positioning in Industrials, Health Care and Communication Services further bolstered our portion of the Fund's relative results. On the other hand, having no exposure to Information Technology and Real Estate, which were each among the best-performing sectors in the Russell 1000 Index during the annual period, detracted most. Additionally, having no exposure to Consumer Staples hurt our portion of the Fund's performance, as the sector outperformed the Russell 1000 Index driven by September's style rotation.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 1000 Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000 is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. The Russell 1000 includes the largest 1,000 securities in the Russell 3000(R) Index. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in the AIG Focused Alpha Large-Cap Fund Class A shares would be valued at $35,970. The same amount invested in securities mirroring the performance of the Russell 1000(R) Index would be valued at $36,174.

                                    [CHART]

                         Focused Alpha              Russell
                    Large-Cap Fund Class A#       1000(R) Index@
                   ------------------------      --------------
      10/31/09              $9,428                  $10,000
      11/30/09              10,069                   10,589
      12/31/09              10,241                   10,847
       1/31/10               9,847                   10,457
       2/28/10              10,144                   10,801
       3/31/10              10,712                   11,465
       4/30/10              10,732                   11,677
       5/31/10               9,810                   10,751
       6/30/10               9,099                   10,153
       7/31/10               9,837                   10,858
       8/31/10               9,545                   10,373
       9/30/10              10,834                   11,326
      10/31/10              11,526                   11,767
      11/30/10              11,777                   11,805
      12/31/10              12,316                   12,593
       1/31/11              12,568                   12,896
       2/28/11              13,219                   13,344
       3/31/11              13,846                   13,379
       4/30/11              14,450                   13,781
       5/31/11              14,106                   13,633
       6/30/11              13,981                   13,395
       7/31/11              13,924                   13,104
       8/31/11              12,868                   12,350
       9/30/11              11,315                   11,428
      10/31/11              12,473                   12,709
      11/30/11              12,106                   12,676
      12/31/11              12,138                   12,782
       1/31/12              12,987                   13,405
       2/29/12              13,859                   13,993
       3/31/12              14,649                   14,431
       4/30/12              14,342                   14,347
       5/31/12              13,309                   13,465
       6/30/12              13,646                   13,981
       7/31/12              13,844                   14,147
       8/31/12              14,181                   14,490
       9/30/12              14,503                   14,863
      10/31/12              14,093                   14,612
      11/30/12              14,247                   14,728
      12/31/12              14,205                   14,881
       1/31/13              14,887                   15,688
       2/28/13              15,209                   15,899
       3/31/13              16,044                   16,513
       4/30/13              16,404                   16,811
       5/31/13              17,017                   17,185
       6/30/13              16,650                   16,950
       7/31/13              17,347                   17,857
       8/31/13              16,933                   17,365
       9/30/13              17,607                   17,970
      10/31/13              18,672                   18,761
      11/30/13              19,477                   19,288
      12/31/13              20,041                   19,808
       1/31/14              19,775                   19,176
       2/28/14              20,816                   20,086
       3/31/14              20,057                   20,214
       4/30/14              19,573                   20,309
       5/31/14              20,372                   20,776
       6/30/14              20,541                   21,248
       7/31/14              20,784                   20,904
       8/31/14              21,680                   21,768
       9/30/14              21,518                   21,387
      10/31/14              22,156                   21,909
      11/30/14              22,648                   22,483
      12/31/14              22,807                   22,431
       1/31/15              21,991                   21,814
       2/28/15              23,246                   23,075
       3/31/15              22,979                   22,788
       4/30/15              22,730                   22,949
       5/31/15              23,203                   23,250
       6/30/15              23,160                   22,813
       7/31/15              23,546                   23,253
       8/31/15              22,240                   21,854
       9/30/15              21,527                   21,255
      10/31/15              22,816                   22,975
      11/30/15              22,704                   23,051
      12/31/15              22,369                   22,636
       1/31/16              21,167                   21,418
       2/29/16              20,852                   21,411
       3/31/16              22,016                   22,902
       4/30/16              21,797                   23,027
       5/31/16              22,331                   23,430
       6/30/16              21,930                   23,483
       7/31/16              22,684                   24,377
       8/31/16              22,884                   24,410
       9/30/16              23,027                   24,429
      10/31/16              22,598                   23,953
      11/30/16              23,666                   24,897
      12/31/16              23,695                   25,365
       1/31/17              24,449                   25,875
       2/28/17              25,460                   26,876
       3/31/17              25,403                   26,893
       4/30/17              26,175                   27,178
       5/31/17              26,709                   27,525
       6/30/17              27,329                   27,717
       7/31/17              28,407                   28,266
       8/31/17              29,314                   28,354
       9/30/17              29,752                   28,958
      10/31/17              30,401                   29,622
      11/30/17              31,212                   30,525
      12/31/17              31,013                   30,866
       1/31/18              33,928                   32,560
       2/28/18              32,492                   31,365
       3/31/18              31,357                   30,653
       4/30/18              31,430                   30,757
       5/31/18              32,856                   31,542
       6/30/18              32,783                   31,746
       7/31/18              33,835                   32,842
       8/31/18              35,417                   33,973
       9/30/18              35,094                   34,102
      10/31/18              32,679                   31,689
      11/30/18              33,241                   32,334
      12/31/18              30,050                   29,389
       1/31/19              32,645                   31,852
       2/28/19              33,866                   32,930
       3/31/19              34,320                   33,504
       4/30/19              36,436                   34,857
       5/31/19              34,181                   32,636
       6/30/19              36,209                   34,927
       7/31/19              36,448                   35,469
       8/31/19              35,856                   34,820
       9/30/19              35,768                   35,423
      10/31/19              35,970                   36,174



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
      AIG         Average            Average            Average
 Focused Alpha    Annual  Cumulative Annual  Cumulative Annual  Cumulative
Large-Cap Fund#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      3.63%     9.96%    8.35%     9.24%   10.07%    10.07%
--------------------------------------------------------------------------
5 Year Return      8.88%    62.35%    9.47%    57.17%   10.33%    63.45%
--------------------------------------------------------------------------
10 Year Return    13.66%   281.52%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   9.23%   260.31%   13.40%   165.82%   14.31%   182.77%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 12/27/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2019, the AIG Focused Alpha Large-Cap Class A returned 3.63%, compared to 14.15% for the Russell 1000(R) Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Large-Cap Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
@ The Russell 1000(R) Index offers investors access to the extensive large-cap segment of the U.S. equity universe representing approximately 92% of the U.S. market. The Russell 1000(R) is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstructed annually to ensure new and growing equities are reflected. The Russell 1000(R) includes the largest 1,000 securities in the Russell 3000(R) Index. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

AIG FOCUSED GROWTH FUND

For the annual period ended October 31, 2019, Class A shares of the AIG Focused Growth Fund returned 3.95% (before maximum sales charge). While posting positive absolute returns, the Fund underperformed its benchmark, the Russell 3000(R) Growth Index,/*/ which returned 16.34% for the same period.

The AIG Focused Growth Fund brings together Marsico Capital Management LLC ("Marsico") and BAMCO Inc. ("BAMCO"), well-known equity managers who each contribute stock picks to the Fund's portfolio. Marsico emphasizes large-cap growth investing, while BAMCO focuses on small/mid-cap growth opportunities. The Fund managers' combined stock picks in growth securities are designed to offer the potential for attractive returns over the long term.

Below, Tom Marsico, portfolio manager at Marsico Capital Management, discusses Marsico's portion of the Fund's performance during the annual period. Marsico manages the large-cap growth portion of the Fund's portfolio.

Our portion of the Fund underperformed the Russell 3000 Growth Index during the annual period due primarily to stock selection. Our portion of the Fund was held back most by stock selection in the Information Technology, Industrials and Consumer Discretionary sectors. Within Information Technology, positions in hardware giant Apple, Inc. and semiconductor companies NVIDIA Corp. and Texas Instruments, Inc. were notable detractors. In Industrials, aerospace and defense company Boeing disappointed most. In Consumer Discretionary, discount store operator Dollar Tree, Inc. experienced a significant share price decline. We sold our portion of the Fund's positions in Apple, Inc., NVIDIA Corp and Dollar Tree, Inc. during the annual period. We maintained our conviction at the end of the annual period in the long-term opportunities for Texas Instruments, Inc. and Boeing Co., despite what we believe are short-term dislocations in their valuations.

Such detractors were partially offset by several positive individual contributors. Within the Software and Services industry of the Information Technology sector, Fund holdings in payments processing companies Visa, Inc. and PayPal Holdings, Inc. were meaningful positive contributors to relative results, each enjoying a robust share price gain during the annual period. In Communication Services, shares of Walt Disney Co. surged prior to us selling our portion of the Fund's position in the media conglomerate.

Sector allocation overall is not a consideration in our portfolio construction but rather a residual of our stock selection process. Nevertheless, sector allocation detracted modestly from our portion of the Fund's relative results during the annual period. Our portion of the Fund's overweight allocation to the Communication Services sector, which lagged the Russell 3000 Growth Index during the annual period, hurt. Also, for most of the annual period, the Fund had an underweight allocation to Real Estate, which was the second-strongest performing sector in the Russell 3000 Growth Index during the annual period. We did increase our portion of the Fund's allocation in Real Estate to an overweight position relative to the Russell 3000 Growth Index by the end of the annual period. Having a 4% average weighting in cash during an annual period when the Russell 3000 Growth Index advanced strongly further dampened our portion of the Fund's relative results. This negative sector allocation impact was partially offset by the positive contributions made by our portion of the Fund's underweight in the weakly-performing Health Care sector and its complete lack of exposure to Energy, which was, by far, the worst-performing sector in the Russell 3000 Growth Index during the annual period.

Below, Ron Baron, portfolio manager at BAMCO, Inc., discusses BAMCO's portion of the Fund's performance during the annual period. BAMCO manages the small/mid-cap portion of the Fund's portfolio.

Our portion of the Fund produced an absolute gain during the annual period yet trailed the Russell 3000 Growth Index on a relative basis due primarily to negative stock selection and, to a lesser extent, sector allocation. Stock selection detracted most from relative performance during the annual period mainly due to the underperformance of investments within the Consumer Discretionary and

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Communication Services sectors. Adverse stock selection in Consumer Discretionary was driven by electric vehicle manufacturer Tesla and global ski resort operator Vail Resorts. Shares of Tesla, Inc. declined due to news surrounding complexities in new geographies, prices changes, changes in its go-to-market approach, and headcount reduction. Vail Resorts, Inc.'s stock price fell after the company sold fewer season pass sales for the 2018-19 ski season than investors expected, although it eventually rebounded due to strong growth in pass sales for the upcoming ski season and upon the completion of its acquisition of Peak Resorts. Weakness in Communication Services was attributable to English Premier League professional sports club Manchester United PLC, whose share price decline was likely driven by weak on-pitch performance and the absence of Champions League revenue in 2020. A position in real estate-focused e-commerce services provider Zillow Group, Inc., a new purchase for our portion of the Fund during the annual period, also weighed on performance within the Communication Services sector.

These detractors were partially offset by favorable stock selection in Industrials and Health Care. Strength in Industrials was driven by real estate information and marketing services company CoStar Group, Inc., whose business results exceeded investor expectations during the annual period. Our portion of the Fund's largest position in Health Care, veterinary diagnostics leader IDEXX Laboratories, Inc., also boosted relative results. IDEXX Laboratories, Inc. shares were up sharply on strong competitive trends in its core companion animal business, highlighted by double-digit instrument-installed base growth, domestic lab growth more than twice that of its chief competitor and improving sales productivity.

Sector allocation detracted from our portion of the Fund's performance, driven chiefly by a meaningful underweight exposure to the strongly performing Information Technology sector. In particular, lack of exposure to mega-cap companies Microsoft Corp., Mastercard, Inc. and Visa, Inc. hurt relative performance. These three stocks comprised nearly 10% of the Russell 3000 Growth Index, and each saw its share price increase more than 30% during the annual period. Partially offsetting this negative effect was lack of exposure to Managed Health Care and Biotechnology stocks within Health Care, which were under pressure. Lack of exposure to Energy also added value, as stocks in the sector were down sharply alongside the price of crude oil. All that said, at BAMCO, we construct our portion of the Fund from the bottom up, one stock at a time. Each stock is included in the portfolio if it meets our rigorous investment criteria. To help manage risk, we are aware of our sector and security weights, but we do not include a holding to achieve a target sector allocation or to approximate an index. Exposure to any given sector is purely a result of our stock selection process.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

* The Russell 3000(R) Growth Index measures the performance of those Russell 3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

Because focused mutual funds are less diversified than typical mutual funds, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases risk. Stocks of small-cap and mid-cap companies are generally more volatile than and not as readily marketable as those of larger companies and may have fewer resources and a greater risk of business failure than do large companies.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in the AIG Focused Growth Fund Class A shares would be valued at $34,727. The same amount invested in securities mirroring the performance of the Russell 3000(R) Growth Index would be valued at $41,393.

                                    [CHART]

                        Focused Growth            Russell 3000(R)
                         Fund Class A#            Growth Index@
                      -----------------         ----------------
       10/31/09            $9,422                   $10,000
       11/30/09             9,871                    10,592
       12/31/09            10,211                    10,961
        1/31/10             9,795                    10,482
        2/28/10            10,164                    10,849
        3/31/10            10,921                    11,494
        4/30/10            11,201                    11,650
        5/31/10            10,394                    10,770
        6/30/10             9,790                    10,166
        7/31/10            10,579                    10,887
        8/31/10            10,188                    10,355
        9/30/10            11,604                    11,486
       10/31/10            12,168                    12,031
       11/30/10            12,609                    12,201
       12/31/10            13,498                    12,894
        1/31/11            13,671                    13,189
        2/28/11            14,347                    13,648
        3/31/11            15,117                    13,706
        4/30/11            15,712                    14,168
        5/31/11            15,048                    14,003
        6/30/11            15,022                    13,794
        7/31/11            15,160                    13,622
        8/31/11            14,245                    12,866
        9/30/11            12,576                    11,876
       10/31/11            13,884                    13,223
       11/30/11            13,383                    13,217
       12/31/11            13,226                    13,175
        1/31/12            14,090                    13,977
        2/29/12            14,947                    14,630
        3/31/12            15,712                    15,097
        4/30/12            15,754                    15,056
        5/31/12            14,685                    14,082
        6/30/12            14,919                    14,490
        7/31/12            15,237                    14,650
        8/31/12            15,358                    15,054
        9/30/12            15,641                    15,361
       10/31/12            15,244                    14,911
       11/30/12            15,400                    15,150
       12/31/12            15,135                    15,179
        1/31/13            15,970                    15,856
        2/28/13            16,234                    16,051
        3/31/13            17,045                    16,670
        4/30/13            17,422                    16,987
        5/31/13            17,904                    17,345
        6/30/13            17,583                    17,035
        7/31/13            18,249                    17,969
        8/31/13            17,960                    17,658
        9/30/13            19,027                    18,480
       10/31/13            19,886                    19,258
       11/30/13            20,247                    19,821
       12/31/13            20,546                    20,374
        1/31/14            20,537                    19,812
        2/28/14            21,727                    20,827
        3/31/14            20,747                    20,592
        4/30/14            20,278                    20,508
        5/31/14            21,124                    21,113
        6/30/14            21,694                    21,592
        7/31/14            21,645                    21,184
        8/31/14            22,566                    22,171
        9/30/14            22,323                    21,783
       10/31/14            22,809                    22,414
       11/30/14            23,002                    23,082
       12/31/14            22,803                    22,909
        1/31/15            22,457                    22,546
        2/28/15            23,296                    24,057
        3/31/15            23,322                    23,837
        4/30/15            22,855                    23,892
        5/31/15            23,426                    24,270
        6/30/15            23,712                    23,901
        7/31/15            24,075                    24,652
        8/31/15            22,552                    23,125
        9/30/15            22,050                    22,483
       10/31/15            23,236                    24,368
       11/30/15            23,305                    24,498
       12/31/15            22,997                    24,076
        1/31/16            21,864                    22,638
        2/29/16            21,913                    22,618
        3/31/16            23,066                    24,157
        4/30/16            22,702                    23,970
        5/31/16            23,135                    24,448
        6/30/16            22,918                    24,351
        7/31/16            23,864                    25,533
        8/31/16            24,130                    25,436
        9/30/16            24,209                    25,549
       10/31/16            23,411                    24,874
       11/30/16            23,352                    25,538
       12/31/16            23,309                    25,856
        1/31/17            24,551                    26,693
        2/28/17            25,303                    27,767
        3/31/17            25,873                    28,089
        4/30/17            26,805                    28,722
        5/31/17            27,546                    29,394
        6/30/17            28,057                    29,396
        7/31/17            29,159                    30,135
        8/31/17            30,071                    30,642
        9/30/17            30,571                    31,138
       10/31/17            31,613                    32,288
       11/30/17            32,264                    33,264
       12/31/17            31,805                    33,507
        1/31/18            35,426                    35,797
        2/28/18            34,499                    34,852
        3/31/18            33,299                    34,004
        4/30/18            33,277                    34,116
        5/31/18            35,197                    35,662
        6/30/18            35,251                    36,001
        7/31/18            35,459                    37,023
        8/31/18            37,771                    39,069
        9/30/18            36,855                    39,198
       10/31/18            33,419                    35,580
       11/30/18            34,095                    35,972
       12/31/18            30,911                    32,797
        1/31/19            33,214                    35,806
        2/28/19            34,591                    37,163
        3/31/19            34,822                    38,103
        4/30/19            36,894                    39,784
        5/31/19            34,046                    37,239
        6/30/19            35,886                    39,818
        7/31/19            36,158                    40,683
        8/31/19            35,204                    40,275
        9/30/19            34,223                    40,258
       10/31/19            34,727                    41,393



                       Class A            Class C            Class W
                  ------------------ ------------------ ------------------
                  Average            Average            Average
      AIG         Annual  Cumulative Annual  Cumulative Annual  Cumulative
Focused Growth#   Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -2.03%     3.95%    2.43%     3.25%    4.14%     4.14%
--------------------------------------------------------------------------
5 Year Return      7.49%    52.25%    8.05%    47.25%    8.97%    53.69%
--------------------------------------------------------------------------
10 Year Return    13.26%   268.57%      N/A       N/A      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   9.26%   275.26%   11.72%   136.59%   12.66%   152.60%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/28/05; Class C: 01/24/12; Class W: 01/24/12
# For the purpose of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2019, the AIG Focused Growth Class A returned -2.03%, compared to 16.34% for the Russell 3000(R) Growth Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of the Fund Shares.)

The Fund acquired the assets and assumed the liabilities of the SunAmerica Focused Alpha Growth Fund, Inc. (the "Predecessor Fund"), a closed-end investment company also advised by SunAmerica, in a reorganization that occurred on January 23, 2012 (the "Reorganization"). Prior to the Reorganization, the Fund had no operating history and the performance information in the graph and the table reflects the performance of the Predecessor Fund through the Reorganization. The Predecessor Fund may have performed differently if it were an open-end fund since closed-end funds are generally not subject to the cash flow fluctuations of an open-end fund. The performance figures above for the period prior to the Reorganization were calculated using the actual operating expenses of the Predecessor Fund, which were lower than those of the Fund. If the Fund's higher operating expenses were applied to the performance for the period prior to the Reorganization, the performance would have been lower.
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum sales charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
@ The Russell 3000(R) Growth Index measures the performance of those Russell
  3000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000(R) Index consists of the 3,000 largest U.S. companies based on total market capitalization. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

AIG INCOME EXPLORER FUND

For the annual period ended October 31, 2019, Class A shares of the AIG Income Explorer Fund returned 13.02% (before maximum sales charge). The Fund outperformed a blended benchmark composed 60% of the MSCI World Index (Net)/*/ and 40% of the Bloomberg Barclays U.S. Aggregate Bond Index./*/ The blended benchmark returned 12.59% for the same period. The components of the blended benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, a broad-based fixed income market index, returned 11.51%, and the MSCI World Index (Net), a broad-based global equity market index, returned 12.69%, for the same annual period.

The Fund seeks to achieve its investment objective of high current income and, secondarily, capital appreciation by strategically allocating its assets among a preferred securities strategy, closed-end fund strategy and global dividend equity strategy. Through this combination of investments, the portfolio management teams expect to gain exposure to a broad range of income-producing investments, including both fixed income and equity securities.

The Fund brings together SunAmerica Asset Management, LLC ("SunAmerica") and Cohen & Steers Capital Management, Inc. ("Cohen & Steers"). SunAmerica, the Fund's investment adviser, is responsible for determining the allocation among the different sleeves of the Fund and for managing the global dividend equity strategy. Cohen & Steers manages the preferred securities and closed-end fund sleeves of the Fund.

Below, Timothy Pettee, lead portfolio manager of the Fund and SunAmerica's Chief Investment Officer, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the global dividend equity strategy sleeve of the Fund.

Our portion of the Fund underperformed the MSCI World Index during the annual period. Individual stock selection as well as sector allocation overall detracted. Country allocation as a whole contributed positively, albeit modestly.

From a sector perspective, weak stock selection in the Consumer Discretionary, Communication Services and Consumer Staples sectors detracted most. Having an overweight to Energy, the weakest-performing sector in the MSCI World Index during the annual period, further hindered results. Only partially offsetting these detractors was the positive contribution made by effective stock selection in the Materials, Information Technology, Energy and Health Care sectors. Having no exposure to the Financials sector, which lagged the MSCI World Index during the annual period, also proved beneficial.

Regionally, positioning decisions in the U.K., Hong Kong and the U.S. detracted the most from relative results. Conversely, our portion of the Fund benefited from positioning in Australia. Having exposure to Russia and Taiwan, which are not constituents of the MSCI World Index but which outperformed the MSCI World Index during the annual period, also added value.

Among individual holdings, notable laggards included U.S. women's apparel and beauty products retailer L Brands, Inc., Denmark-based jewelry company Pandora A/S, U.K. utilities company Centrica PLC, U.K. tobacco company Imperial Brands PLC and German media company ProSiebenSat.1 Media SE. Positions in Australian iron ore producer Fortescue Metals Group Ltd., Russian gas company Gazprom PJSC SPON ADR, Russian metals and mining company MMC Norilsk Nickel PJSC ADR, Taiwanese semiconductor company Yageo Corp. and French automobile components manufacturer Valeo SA were among the top positive contributors to our portion of the Fund's relative performance during the annual period.

Below, Doug Bond and William Scapell, portfolio managers at Cohen & Steers, discuss Cohen & Steers' portions of the Fund's performance during the annual period. Mr. Bond and Mr. Scapell of Cohen & Steers manage the closed-end fund and preferred securities sleeves of the Fund, respectively.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Closed-End Fund Sleeve: Within our portion of the Fund's allocation to fixed income strategy closed-end funds, an underweight in bank loan closed-end funds helped relative performance. Our portion of the Fund's overweight in preferred securities closed-end funds and diversified municipal bond closed-end funds also contributed positively to performance. Conversely, its underweight in U.S. investment grade bond closed-end funds and having no allocation to emerging markets debt closed-end funds detracted. Having a position in cash, albeit a modest one, also dampened the closed-end fund sleeve's performance relative to the Morningstar All Taxable Fixed Income Index,+ an index that tracks the weighted average market price of closed-end funds that invest in taxable fixed income securities, which rallied during the annual period.

Security selection contributed most positively to our portion of the Fund's relative return in the utilities closed-end funds category, followed by security selection in the bank loan closed-end funds category. On the other hand, security selection in the option income closed-end funds category detracted from relative results.

Preferred Securities Sleeve: Relative to a blended index - 50% BofA Merrill Lynch Capital Securities Index++ and 50% BofA Merrill Lynch Fixed Rate Preferred Securities Index++ - which tracks various aspects of the preferred securities market, our portion of the Fund benefited from effective allocation positioning within the real estate and pipeline segments of the market. Our portion of the Fund also benefited from favorable security selection in the real estate, insurance and utilities segments of the markets. From an individual security perspective, the top positive contributors were out-of-blended index issues from European insurance company La Mondiale SAM, Italian bank UniCredit SPA and Canadian energy midstream energy company affiliate TransCanada Trust, whose issues each saw gains during the annual period. Having an overweight position to an issue from French bank Credit Agricole SA, which performed well, also contributed positively to relative performance.

Detracting from our portion of the Fund's relative performance was security selection in the telecommunication services segment of the market. Individual securities that hindered relative results most included a position in an out-of-blended index issue from U.S. bank Wells Fargo & Co., which experienced a decline during the annual period, and having no allocation to the U.K. bank HSBC Holdings PLC, which saw a double-digit gain during the annual period. Having a position in cash, albeit a modest one, also dampened the preferred securities sleeve's relative results during an annual period when the blended index rallied.
--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The MSCI WORLD INDEX (NET) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. It consists of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

+ The Morningstar All Taxable Fixed Income Index is a weighted average of the market price of closed-end funds that invest in taxable fixed-income securities.

++ The BOFA MERRILL LYNCH CAPITAL SECURITIES INDEX is a sub-set of the BofA Merrill Lynch U.S. Corporate Index including all fixed-to-floating rate, perpetual callable and callable securities. The BOFA MERRILL LYNCH U.S. CORPORATE INDEX tracks the performance of U.S. dollar-denominated investment-grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings). The BOFA MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEX tracks the performance of fixed-rate U.S. dollar-denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody's, S&P and Fitch) and must have an investment-grade-rated country of risk (based on an average of Moody's, S&P and Fitch foreign-currency long-term sovereign debt ratings).

Indices are not managed and an investor cannot invest directly in an index.

The Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in AIG Income Explorer Fund Class A shares would be valued at $13,686. The same amount invested in securities mirroring the performance of the Blended Benchmark [MSCI World Index (Net) (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%)], the MSCI World Index (Net) and the Bloomberg Barclays U.S. Aggregate Bond Index would be valued at $15,383, $17,474 and $12,373, respectively.

                                    [CHART]

                             Blended Benchmark
                                (MSCI World
                              (net)(60%) and                        Bloomberg
               AIG Income       Barclays US                        Barclays US
             Explorer Fund       Aggregate        MSCI World        Aggregate
                Class A#      Bond Index (40%)   Index (Net)++     Bond Index@
            ---------------   ----------------   --------------   -------------
    7/2/13       $9,422           $10,000          $10,000           $10,000
   7/31/13        9,555            10,271           10,447            10,008
   8/31/13        9,355            10,119           10,225             9,956
   9/30/13        9,629            10,461           10,736            10,051
  10/31/13        9,896            10,741           11,157            10,132
  11/30/13        9,824            10,839           11,355            10,094
  12/31/13        9,951            10,952           11,595            10,037
   1/31/14        9,887            10,774           11,166            10,185
   2/28/14       10,205            11,120           11,725            10,239
   3/31/14       10,336            11,122           11,742            10,222
   4/30/14       10,604            11,228           11,862            10,308
   5/31/14       10,744            11,412           12,095            10,426
   6/30/14       10,933            11,537           12,312            10,431
   7/31/14       10,755            11,414           12,115            10,405
   8/31/14       10,970            11,616           12,382            10,520
   9/30/14       10,600            11,395           12,046            10,448
  10/31/14       10,617            11,484           12,124            10,551
  11/30/14       10,665            11,655           12,367            10,626
  12/31/14       10,384            11,546           12,167            10,636
   1/31/15       10,400            11,518           11,947            10,859
   2/28/15       10,663            11,879           12,647            10,757
   3/31/15       10,535            11,790           12,449            10,807
   4/30/15       10,792            11,939           12,741            10,768
   5/31/15       10,658            11,952           12,785            10,742
   6/30/15       10,386            11,733           12,488            10,625
   7/31/15       10,262            11,892           12,712            10,699
   8/31/15        9,926            11,413           11,871            10,683
   9/30/15        9,694            11,191           11,433            10,755
  10/31/15       10,151            11,724           12,339            10,757
  11/30/15       10,000            11,677           12,277            10,729
  12/31/15        9,898            11,539           12,061            10,694
   1/31/16        9,663            11,188           11,340            10,841
   2/29/16        9,643            11,170           11,255            10,918
   3/31/16       10,231            11,666           12,019            11,018
   4/30/16       10,471            11,794           12,209            11,061
   5/31/16       10,407            11,835           12,278            11,064
   6/30/16       10,607            11,841           12,140            11,262
   7/31/16       11,049            12,171           12,653            11,334
   8/31/16       11,156            12,171           12,664            11,321
   9/30/16       11,160            12,207           12,731            11,314
  10/31/16       11,075            12,028           12,485            11,227
  11/30/16       10,914            12,018           12,664            10,962
  12/31/16       11,127            12,197           12,967            10,977
   1/31/17       11,460            12,384           13,280            10,999
   2/28/17       11,656            12,623           13,649            11,073
   3/31/17       11,731            12,701           13,794            11,067
   4/30/17       11,985            12,853           13,998            11,152
   5/31/17       12,121            13,056           14,294            11,238
   6/30/17       12,226            13,081           14,349            11,227
   7/31/17       12,505            13,291           14,693            11,275
   8/31/17       12,406            13,350           14,714            11,376
   9/30/17       12,563            13,504           15,044            11,322
  10/31/17       12,538            13,661           15,328            11,329
  11/30/17       12,526            13,831           15,660            11,314
  12/31/17       12,786            13,969           15,872            11,366
   1/31/18       12,941            14,347           16,710            11,235
   2/28/18       12,770            13,936           16,018            11,129
   3/31/18       12,703            13,789           15,669            11,200
   4/30/18       12,716            13,843           15,849            11,117
   5/31/18       12,628            13,935           15,948            11,196
   6/30/18       12,600            13,924           15,940            11,182
   7/31/18       12,788            14,186           16,438            11,185
   8/31/18       12,750            14,328           16,642            11,257
   9/30/18       12,693            14,339           16,734            11,184
  10/31/18       12,109            13,662           15,506            11,096
  11/30/18       12,069            13,788           15,682            11,162
  12/31/18       11,537            13,260           14,489            11,367
   1/31/19       12,406            13,936           15,617            11,488
   2/28/19       12,640            14,184           16,086            11,481
   3/31/19       12,755            14,404           16,298            11,702
   4/30/19       12,991            14,712           16,875            11,705
   5/31/19       12,723            14,308           15,902            11,913
   6/30/19       13,194            14,945           16,950            12,062
   7/31/19       13,315            15,003           17,034            12,089
   8/31/19       13,131            14,974           16,685            12,402
   9/30/19       13,433            15,133           17,040            12,336
  10/31/19       13,686            15,383           17,474            12,373



                            Class A            Class C            Class W
                       ------------------ ------------------ ------------------
                       Average            Average            Average
        AIG            Annual  Cumulative Annual  Cumulative Annual  Cumulative
Income Explorer Fund#  Return   Return+   Return   Return+   Return   Return+
---------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return           6.53%    13.02%   11.31%    12.31%   13.24%    13.24%
-------------------------------------------------------------------------------
5 Year Return           3.98%    28.91%    4.53%    24.78%    5.42%    30.18%
-------------------------------------------------------------------------------
10 Year Return            N/A       N/A      N/A       N/A      N/A       N/A
-------------------------------------------------------------------------------
Since Inception*        5.08%    45.25%    5.38%    39.38%    6.28%    47.08%
-------------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 07/02/13; Class C: 07/02/13; Class I: 07/02/13
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2019, the AIG Income Explorer Fund Class A returned 6.53%, compared to 12.59% for the Blended Benchmark [MSCI World Index (Net) (60%) and the Bloomberg Barclays US Aggregate Bond Index (40%)], 12.69% for the MSCI World Index (Net) and 11.51% for the Bloomberg Barclays US Aggregate Bond Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.

++ The MSCI World Index (Net) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets consisting of 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Israel, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.
@ The Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

  Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

AIG SMALL-CAP FUND

For the annual period ended October 31, 2019, Class A shares of the AIG Small-Cap Fund returned -4.07% (before maximum sales charge). The Fund underperformed its benchmark, the Russell 2000(R) Index,/*/ which returned 4.90% for the same period.

The Fund seeks to achieve its investment objective of long-term growth of capital primarily by strategically allocating its assets between a small-cap index strategy and an actively-managed micro-cap growth strategy. The small-cap index strategy provides broad exposure to small-cap stocks by tracking the Russell 2000 Index, and the micro-cap strategy is actively managed to enhance alpha potential relative to the Russell Microcap(R) Index./**/

SunAmerica Asset Management, LLC ("SunAmerica") is the Fund's investment adviser, managing the overall asset allocations and the index strategy. Cadence Capital Management, LLC ("Cadence") is the portfolio manager of the micro-cap growth strategy. The Fund will generally allocate approximately 40-60% of its assets to each strategy.

Below, Timothy Campion, lead portfolio manager of the Fund and Senior Vice President at SunAmerica, discusses SunAmerica's portion of the Fund's performance during the annual period. SunAmerica manages the small-cap index sleeve of the Fund.

Our portion of the Fund lagged the return of the Russell 2000 Index during the annual period. U.S. small-cap stocks underperformed the mid-cap and large-cap segments of the U.S. equity market during the annual period, as measured by the Russell indices. Still, there was great dispersion among the performance of the sectors of the Russell 2000 Index. Utilities, Information Technology and Real Estate were the best relative performers in terms of total return, each sector posting a robust gain. Conversely, Energy was by far the weakest sector in the Russell 2000 Index during the annual period, followed by Communication Services and Materials, each posting a solidly negative return during the annual period.

Among individual holdings, notable laggards included Endo International PLC of the Pharmaceuticals & Biotechnology industry of the Health Care sector; HealthEquity, Inc and Green Dot Corp. Class A, each of the Diversified Financials industry of the Financials sector; Inogen, Inc of the Health Care Equipment & Services sector of the Health Care sector; and Signet Jewelers, Ltd of the Retailing industry of the Consumer Discretionary sector. The top positive contributors to the Russell 2000 Index and to our portion of the Fund's relative performance during the annual period included Array BioPharma, Inc and Reata Pharmaceuticals Inc., Class A, each of the Pharmaceuticals & Biotechnology industry of the Health Care sector; Coupa Software, Inc of the Software & Services industry of the Information Technology Sector; Trade Desk Inc., Class A of the Media industry of the Consumer Discretionary sector; and Novocure, Ltd. of the Health Care Equipment & Services sector of the Health Care sector.

Each sector and stock in the Russell 2000 Index was represented in our portion of the Fund with approximately the same weighting as in the Index and therefore had a similar effect.

Below, Michael Skillman, portfolio manager, managing director and Chief Executive Officer at Cadence, discusses Cadence's portion of the Fund's performance during the annual period. Cadence manages the micro-cap sleeve of the Fund.

Our portion of the Fund underperformed the return of the Russell 2000 Index during the annual period, driven by an across-the-board underperformance of micro-cap stocks versus their small-cap peers. Micro-cap stocks were by far the weakest capitalization range within the U.S. equity market during the annual period, with the micro-cap growth style bucket, as measured by the Russell Microcap(R) Growth Index,/** /underperforming the Russell 2000 Index by nearly 12 percentage points - and underperforming large-cap stocks by an even greater margin. This capitalization effect manifested itself within our portion of the Fund as weak stock selection across all but one sector. Broad U.S. equity market performance also favored more liquid securities during the annual period, which we suspect also worked against several holdings.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)


Stock selection detracted most in the Information Technology sector, more than offsetting the positive contribution made by having an overweighted allocation to one of the top performing sectors in the Russell 2000 Index during the annual period. Poor performance was concentrated in the Technology Hardware and Equipment industry, where numerous out-of-Russell 2000 Index micro-cap holdings disappointed. The Software and Services industry posed a similar challenge, with higher market-cap stocks performing better. Stock selection in Financials detracted as well, with the Diversified Financials industry hurting most. Likewise affected by the "cap effect," the smallest names among our portion of the Fund's Financials holdings, like On Deck Capital, Inc., a provider of online small business lending, saw share price declines. Consumer Discretionary was the third biggest source of relative underperformance in our portion of the Fund during the annual period, with weakness concentrated in the Retailing and Consumer Durables industries. The stock in our portion of the Fund with the biggest percentage loss during the annual period was RTW Retailwinds, Inc., a specialty women's omni-channel retailer that we sold after disappointing second quarter 2019 results. Interestingly, the Consumer Discretionary sector also held the top overall positive contributor to our portion of the Fund's results, namely Crocs, Inc., the comparatively larger market-cap provider of casual footwear and apparel.

From an allocation perspective, having an overweight to Health Care, which significantly underperformed the Russell 2000 Index during the annual period, hurt most, especially our portion of the Fund's overweight to the Health Care Equipment and Services industry. On the positive side, our portion of the Fund was underweight Energy, by far the weakest performing sector in the Russell 2000 Index during the annual period. Also, stock selection proved effective in Utilities, though this was more than offset by the detracting effect of being modestly underweight the strongly performing sector.

It is worth noting that despite the share price action, earnings on micro-caps did not trail earnings on small-caps to the same extent during the annual period. In fact, micro-caps specifically, but also small-caps in general, traded at a historically high valuation discount to large-cap stocks. While the small-to-large premium historically averaged 9%, small-caps traded at a 16% discount to large-caps at the end of the annual period, with discount levels toward the end of the annual period not seen since 2001.

--------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. DIVERSIFICATION DOES NOT GUARANTEE A PROFIT OR PROTECT AGAINST A LOSS.

* The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000 Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000 Index is about US$1.3 billion.

** The RUSSELL MICROCAP(R) GROWTH INDEX measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Microcap Growth Index is represented by the smallest 1,000 securities in the Russell 2000 Index plus the next 1,000 securities. The RUSSELL MICROCAP(R) INDEX is a capitalization-weighted index of 2,000 small-cap and micro-cap stocks that captures the smallest 1,000 companies in the Russell 2000 Index, plus 1,000 smaller U.S.-based listed stocks. The Russell Microcap(R) Index is recalculated annually to prevent growing stocks from distorting index performance, and to include new entrants. The Russell Microcap Index represents just 3% of the overall U.S. equity market by capitalization.

Indices are not managed and an investor cannot invest directly in an index.

A portion of the Fund is actively managed and its holdings are subject to change. Accordingly, securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA SPECIALTY SERIES
        COMPARISONS: FUNDS VS. INDICES -- (UNAUDITED) (CONTINUED)

Since inception, $10,000 invested in AIG Small-Cap Fund Class A shares would be valued at $14,299. The same amount invested in securities mirroring the performance of the Russell(R) 2000 Index would be valued at $15,463.

                                    [CHART]

                   AIG Small-Cap Fund Class A#      Russell 2000/R/ Index@
                  -----------------------------     ----------------------
       2/6/14                $9,422                      $10,000
      2/28/14                 9,981                       10,827
      3/31/14                 9,881                       10,753
      4/30/14                 9,384                       10,336
      5/31/14                 9,410                       10,419
      6/30/14                 9,893                       10,973
      7/31/14                 9,209                       10,309
      8/31/14                 9,692                       10,820
      9/30/14                 9,127                       10,166
     10/31/14                 9,730                       10,836
     11/30/14                 9,698                       10,846
     12/31/14                10,107                       11,155
      1/31/15                 9,824                       10,796
      2/28/15                10,327                       11,437
      3/31/15                10,660                       11,636
      4/30/15                10,402                       11,339
      5/31/15                10,565                       11,598
      6/30/15                10,798                       11,685
      7/31/15                10,791                       11,549
      8/31/15                10,188                       10,824
      9/30/15                 9,742                       10,293
     10/31/15                10,314                       10,872
     11/30/15                10,578                       11,226
     12/31/15                10,091                       10,662
      1/31/16                 9,242                        9,725
      2/29/16                 9,112                        9,724
      3/31/16                 9,783                       10,501
      4/30/16                10,030                       10,665
      5/31/16                10,311                       10,906
      6/30/16                10,379                       10,899
      7/31/16                11,064                       11,549
      8/31/16                11,146                       11,754
      9/30/16                11,393                       11,885
     10/31/16                10,790                       11,320
     11/30/16                11,962                       12,582
     12/31/16                12,308                       12,934
      1/31/17                12,287                       12,985
      2/28/17                12,548                       13,236
      3/31/17                12,682                       13,253
      4/30/17                12,929                       13,399
      5/31/17                12,597                       13,126
      6/30/17                13,020                       13,580
      7/31/17                13,133                       13,681
      8/31/17                13,302                       13,507
      9/30/17                14,219                       14,350
     10/31/17                14,325                       14,472
     11/30/17                14,572                       14,889
     12/31/17                14,490                       14,829
      1/31/18                14,741                       15,216
      2/28/18                14,154                       14,627
      3/31/18                14,475                       14,816
      4/30/18                14,655                       14,945
      5/31/18                15,641                       15,852
      6/30/18                15,884                       15,965
      7/31/18                15,899                       16,243
      8/31/18                16,854                       16,944
      9/30/18                16,502                       16,536
     10/31/18                14,905                       14,740
     11/30/18                14,858                       14,974
     12/31/18                13,141                       13,196
      1/31/19                14,456                       14,680
      2/28/19                15,153                       15,443
      3/31/19                14,717                       15,120
      4/30/19                15,039                       15,634
      5/31/19                13,925                       14,418
      6/30/19                14,770                       15,437
      7/31/19                14,778                       15,526
      8/31/19                13,899                       14,759
      9/30/19                13,934                       15,066
     10/31/19                14,299                       15,463



                          Class A            Class C            Class W
                     ------------------ ------------------ ------------------
                     Average            Average            Average
                     Annual  Cumulative Annual  Cumulative Annual  Cumulative
AIG Small-Cap Fund#  Return   Return+   Return   Return+   Return   Return+
-------------------  ------- ---------- ------- ---------- ------- ----------
1 Year Return        -9.57%    -4.07%   -5.51%    -4.66%   -3.90%    -3.90%
-----------------------------------------------------------------------------
5 Year Return         6.73%    46.96%    7.30%    42.25%    8.21%    48.37%
-----------------------------------------------------------------------------
10 Year Return          N/A       N/A      N/A       N/A      N/A       N/A
-----------------------------------------------------------------------------
Since Inception*      6.44%    51.76%    6.84%    46.14%    7.75%    53.41%
-----------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 02/06/14; Class C: 02/06/14; Class W: 02/06/14
# For the purposes of the graph, it has been assumed that the maximum sales charge of 5.75% of offering price was deducted from the initial $10,000 investment in the Fund. For purposes of the table, it has been assumed that the maximum sales charge with respect to the Class A shares was deducted from the initial investment in the Fund and that the CDSC with respect to the Class C shares has been deducted as applicable.

For the 12 month period ended October 31, 2019, the AIG Small-Cap Fund Class A returned -9.57%, compared to 4.90% for the Russell(R) 2000 Index. (The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.)
--------
Performance data quoted represents past performance and is no guarantee of future results. Maximum Sales Charge: Class A: 5.75%, Class C: 1.00% CDSC. The Fund's daily net asset values are not guaranteed and shares are not insured by the FDIC, the Federal Reserve Board or any other agency. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be higher or lower than the original cost. Current performance may be higher or lower than that shown. Performance as of the most recent month end is available at www.aig.com/funds.
@ The Russell 2000(R) Index measures the performance of approximately 2,000 small-cap companies in the Russell 3000(R) Index, which is made up of 3,000 of the biggest U.S. stocks. The Russell 2000(R) Index serves as a benchmark for small-cap stocks in the United States. The weighted average market capitalization for companies in the Russell 2000(R) Index is about US$1.3 billion. Indices are not managed and an investor cannot invest directly into an index.

[LOGO]
HARBORSIDE 5
185 HUDSON STREET, SUITE 3300
JERSEY CITY, NJ 07311

DIRECTORS/TRUSTEES                       VOTING PROXIES ON FUND PORTFOLIO           DELIVERY OF SHAREHOLDER DOCUMENTS
 Richard W. Grant                        SECURITIES                                 The Funds have adopted a policy that
 Peter A. Harbeck                        A description of the policies and proce-   allows them to send only one copy of a
 Dr. Judith L. Craven                    dures that the Trust uses to determine     Fund's prospectus, proxy material,
 William F. Devin                        how to vote proxies related to securities  annual report and semi-annual report
 Stephen J. Gutman                       held in a Fund's portfolio, which is       (the "shareholder documents") to
 Eileen A. Kamerick                      available in the Trust's Statement of      shareholders with multiple accounts
OFFICERS                                 Additional Information, may be ob-         residing at the same "household." This
 John T. Genoy, President and Chief      tained without charge upon request, by     practice is called householding and
   Executive Officer                     calling (800) 858-8850. The in-            reduces Fund expenses, which benefits
 Sharon French, Executive Vice President formation is also available from the       you and other shareholders. Unless the
 Timothy Pettee, Vice President          EDGAR database on the U.S. Secu-           Funds receive instructions to the con-
 James Nichols, Vice President           rities and Exchange Commission's           trary, you will only receive one copy of
 Gregory N. Bressler, Secretary          website at http://www.sec.gov.             the shareholder documents. The Funds
 Gregory R. Kingston, Treasurer          PROXY VOTING RECORD ON FUND                will continue to household the share-
 Shawn Parry, Vice President and         PORTFOLIO SECURITIES                       holder documents indefinitely, until we
   Assistant Treasurer                   Information regarding how the Trust        are instructed otherwise. If you do not
 Donna McManus, Vice President and       voted proxies related to securities held   wish to participate in householding
   Assistant Treasurer                   in the Funds during the most recent        please contact Shareholder Services at
 Kathleen Fuentes, Chief Legal Officer   twelve month period ended June 30 is       (800) 858-8850 ext. 6010 or send a
   and Assistant Secretary               available, once filed with the U.S.        written request with your name, the
 Christopher C. Joe, Chief Compliance    Securities and Exchange Commission,        name of your fund(s) and your ac-
   Officer                               without charge, upon request, by call-     count number(s) to AIG Funds,
 Matthew J. Hackethal, Anti-Money        ing (800) 858-8850 or on the U.S.          P.O. Box 219186, Kansas City MO,
   Laundering Compliance Officer         Securities and Exchange Commission         64121-9186. We will resume in-
INVESTMENT ADVISER                       website at http://www.sec.gov.             dividual mailings for your account
 SunAmerica Asset Management, LLC        DISCLOSURE OF QUARTERLY PORTFOLIO          within thirty (30) days of receipt of
 Harborside 5                            HOLDINGS                                   your request.
 185 Hudson Street, Suite 3300           The Trust is required to file its com-     This report is submitted solely for the
 Jersey City, NJ 07311                   plete schedule of portfolio holdings       general information of shareholders of
DISTRIBUTOR                              with the U.S. Securities and Exchange      the Funds. Distribution of this report
 AIG Capital Services, Inc.              Commission for the first and third         to persons other than shareholders of
 Harborside 5                            quarters of each fiscal year on Form       the Funds is authorized only in con-
 185 Hudson Street, Suite 3300           N-PORT. The Trust's Forms                  nection with a currently effective pro-
 Jersey City, NJ 07311                   N-PORT are available on the U.S.           spectus, setting forth details of the
SHAREHOLDER SERVICING AGENT              Securities and Exchange Commission         Funds, which must precede or accom-
 AIG Fund Services, Inc.                 website at http://www.sec.gov.             pany this report.
 Harborside 5
 185 Hudson Street, Suite 3300
 Jersey City, NJ 07311
CUSTODIAN
 State Street Bank and Trust Company
 One Lincoln Street
 Boston, MA 02111
TRANSFER AGENT
 DST Asset Manager Solutions, Inc.
 303 W 11th Street
 Kansas City, MO 64105

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO WWW.AIG.COM/FUNDS

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.aig.com/funds at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

                                    [GRAPHIC]



FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER.


AIG FUNDS ARE ADVISED BY SUNAMERICA ASSET MANAGEMENT, LLC (SAAMCO) AND DISTRIBUTED BY AIG CAPITAL SERVICES, INC. (ACS), MEMBER FINRA. Harborside 5, 185 Hudson Street, Suite 3300, Jersey City, NJ 07311, 800-858-8850. SAAMCo and ACS are members of American International Group, Inc. (AIG).

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the AIG Funds Sales Desk at 800-858-8850, ext. 6003, or at aig.com/funds. Read the prospectus carefully before investing.

HWANN-10/19

Item 2.  Code of Ethics

         SunAmerica Specialty Series ("the registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (the "Code"). During the fiscal year ended October 31, 2019, there were no reportable waivers or implicit waivers to a provision of the Code that applies to the registrant's Principal Executive and Principal Accounting Officers (the "Covered Officers"). During the fiscal year ended October 31, 2019, however, the Code has been amended to reflect changes to the titles of the Covered Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that Eileen A. Kamerick, a Trustee of the registrant, qualifies as an audit committee financial expert, as defined in Item 3 (b) of Form N-CSR. Ms. Kamerick is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant's principal accountants were as follows:

                                                        2018     2019
        (a) Audit Fees.............................   $249,965 $257,467
        (b) Audit-Related Fees.....................   $      0 $      0
        (c) Tax Fees...............................   $      0 $      0
        (d) All Other Fees.........................   $      0 $      0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                                       2018     2019
         (b) Audit-Related Fees....................   $     0 $      0
         (c) Tax Fees..............................   $     0 $      0
         (d) All Other Fees........................   $36,429 $      0

     (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliate relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

         (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provide ongoing services to the registrant for 2018 and 2019 were $105,000 and $0, respectively.

     (h) Not applicable.

Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a - 101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the most recent fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

         Not applicable.

Item 13. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

         (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

         (3) Not applicable.

         (4) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the
         Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ John T. Genoy
     --------------------------
     John T. Genoy
     President

Date: January 7, 2020

By:  /s/ Gregory R. Kingston
     --------------------------
     Gregory R. Kingston
     Treasurer

Date: January 7, 2020